Exhibit 10.13

                                                                 EXECUTION COPY

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                                CREDIT AGREEMENT

                         dated as of September 22, 2004

                                    between

                               MDC PARTNERS INC.,
                             a Canadian corporation

                                 MAXXCOM INC.,
                             an Ontario corporation

                                      and

                                 MAXXCOM INC.,
                            a Delaware corporation,
                                  as Borrowers

                           THE LENDERS PARTY HERETO,
                                  as Lenders,

                              JPMORGAN CHASE BANK,
               as U.S. Administrative Agent and Collateral Agent
                                      and
                      JPMORGAN CHASE BANK, TORONTO BRANCH,
                        as Canadian Administrative Agent
                         _____________________________

                                BANK OF MONTREAL
                                      and
                           THE TORONTO-DOMINION BANK,
                   as Co-Arrangers and Co-Syndication Agents

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent
                                      and
                         J. P. MORGAN SECURITIES INC.,
                   as Sole Lead Arranger and Sole Bookrunner


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                               TABLE OF CONTENTS

                                                                           Page


                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms...........................................1
SECTION 1.02. Computation of Time Periods....................................30
SECTION 1.04. Terms Generally................................................30
SECTION 1.05. Currency Equivalents...........................................30
SECTION 1.06. Interest Act (Canada)..........................................31


                                   ARTICLE II
              AMOUNTS AND TERMS OF ADVANCES AND LETTERS OF CREDIT

SECTION 2.01. The Advances...................................................31
SECTION 2.02. Making the Advances............................................32
SECTION 2.03. Swingline Advances.............................................34
SECTION 2.04. Letters of Credit..............................................36
SECTION 2.05. Terms of Revolving Credit Advances.............................40
SECTION 2.06. Commitment Fees and Letter of Credit Commissions, Etc..........40
SECTION 2.07. Termination, Reduction or Increase of Commitments..............41
SECTION 2.08. Repayment of Advances; Evidence of Debt........................43
SECTION 2.09. Interest on Advances, Etc......................................45
SECTION 2.10. Interest Rate Determination....................................46
SECTION 2.11. Conversion of Advances.........................................47
SECTION 2.12. Prepayments, Etc...............................................47
SECTION 2.13. Increased Costs, Etc...........................................49
SECTION 2.14. Payments and Computations......................................51
SECTION 2.15. Notations on the Notes.........................................52
SECTION 2.16. Taxes. 52
SECTION 2.17. Sharing of Payments, Etc.......................................55
SECTION 2.18. Replacement of Lenders.........................................55


                                  ARTICLE III
                                   GUARANTEE

SECTION 3.01. The Guarantee..................................................56
SECTION 3.02. Obligations Unconditional......................................57
SECTION 3.03. Reinstatement..................................................58
SECTION 3.04. Subrogation....................................................58
SECTION 3.05. Remedies.......................................................58
SECTION 3.06. Continuing Guarantee...........................................58
SECTION 3.07. Rights of Contribution.........................................59
SECTION 3.08. General Limitation on Guarantee Obligations....................59


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                                   ARTICLE IV
                    CONDITIONS TO EFFECTIVENESS AND LENDING

SECTION 4.01. Conditions Precedent to Initial Extensions of Credit...........59
SECTION 4.02. Conditions Precedent to Each Extension of Credit...............60


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

SECTION 5.01. Incorporation; Good Standing...................................60
SECTION 5.02. Corporate Authority; No Breach.................................60
SECTION 5.03. No Consents or Approvals.......................................61
SECTION 5.04. Enforceable Obligations, Etc...................................61
SECTION 5.05. Financial Statements, Etc......................................61
SECTION 5.06. No Litigation, Etc.............................................63
SECTION 5.07. Employee Benefit Plans.........................................63
SECTION 5.08. Environmental Matters..........................................63
SECTION 5.09. Investment Company; Public Utility.............................64
SECTION 5.10. Accuracy of Information........................................64
SECTION 5.11. Margin Stock...................................................64
SECTION 5.12. Property; Real Estate; Intellectual Property...................64
SECTION 5.13. Taxes. 65
SECTION 5.14. Solvency.......................................................66
SECTION 5.15. Loans and Financial Assistance to Shareholders.................66
SECTION 5.16. Material Agreements and Liens..................................66
SECTION 5.17. Subsidiaries...................................................66
SECTION 5.18. Labor Matters..................................................66
SECTION 5.19. Compliance with Laws...........................................67
SECTION 5.20. Perfection and Priority of Liens...............................67
SECTION 5.21. Restrictive Party Shareholder Agreements.......................67
SECTION 5.22. Deferred Purchase Obligations..................................67
SECTION 5.23. Certain Affiliate Transactions.................................67


                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

SECTION 6.01. Preservation of Corporate Existence, Etc.......................68
SECTION 6.02. Compliance with Laws, Etc......................................68
SECTION 6.03. Payment of Taxes...............................................68
SECTION 6.04. Performance of Contractual Obligations, Etc....................68
SECTION 6.05. Inspection Rights..............................................68
SECTION 6.06. Keeping of Books...............................................69
SECTION 6.07. Properties.....................................................69
SECTION 6.08. Maintenance of Insurance.......................................69


                                     - ii -
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SECTION 6.09. Reporting Requirements.........................................70
SECTION 6.10. Use of Proceeds................................................72
SECTION 6.11. Certain Obligations Respecting Subsidiaries; Further Assurances73
SECTION 6.12. Governmental Approvals.........................................75


                                  ARTICLE VII
                               NEGATIVE COVENANTS

SECTION 7.01. Liens, Etc.....................................................76
SECTION 7.02. Mergers, Etc...................................................78
SECTION 7.03. Change in Nature of Business...................................79
SECTION 7.04. Transactions with Affiliates...................................79
SECTION 7.05. Debt. 79
SECTION 7.06. Investments and Acquisitions...................................80
SECTION 7.07. Restricted and Other Payments..................................82
SECTION 7.08. Restrictive Agreements.........................................83
SECTION 7.09. Prepayment of Certain Debt.....................................84
SECTION 7.10. Modifications of Certain Documents.............................84
SECTION 7.11. Changes in Fiscal Periods......................................84


                                  ARTICLE VIII
                              FINANCIAL COVENANTS

SECTION 8.01. Total Debt Ratio...............................................85
SECTION 8.02. Minimum EBITDA.................................................85
SECTION 8.03. Fixed Charges Ratio............................................85
SECTION 8.04. Minimum Liquidity..............................................85
SECTION 8.05. Net Worth......................................................85
SECTION 8.06. Capital Expenditures...........................................85


                                   ARTICLE IX
                               EVENTS OF DEFAULT

SECTION 9.01. Events of Default..............................................86


                                   ARTICLE X
                                   THE AGENTS

SECTION 10.01. Authorization and Action.......................................88
SECTION 10.02. Agent's Reliance, Etc..........................................89
SECTION 10.03. JPMCB and Affiliates...........................................89
SECTION 10.04. Lender Credit Decision.........................................90
SECTION 10.05. Indemnification................................................90
SECTION 10.06. Successor Agent................................................90
SECTION 10.07. Other Agents...................................................91


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                                   ARTICLE XI
                                 MISCELLANEOUS

SECTION 11.01. Waivers; Amendments............................................91
SECTION 11.02. Notices, Etc...................................................92
SECTION 11.03. Costs and Expenses; Indemnification, Etc.......................94
SECTION 11.04. Right of Set-off...............................................96
SECTION 11.05. Binding Effect.................................................96
SECTION 11.06. Assignments and Participations, Register.......................97
SECTION 11.07. Governing Law.................................................100
SECTION 11.08. Execution in Counterparts.....................................100
SECTION 11.09. Jurisdiction, Etc.............................................100
SECTION 11.10. Judgment Currency.............................................101
SECTION 11.11. Confidentiality...............................................101
SECTION 11.12. USA PATRIOT Act...............................................102


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SCHEDULES

Schedule 1        -        Commitments
Schedule 2        -        Initial Guarantors
Schedule 3        -        Certain Provisions Relating to Bankers' Acceptances
Schedule 4        -        Initial Conditions Precedent
Schedule 5        -        Cash Management Program
Schedule 6        -        Litigation
Schedule 7        -        Existing Debt and Liens
Schedule 8        -        Intellectual Property
Schedule 9        -        Real Property
Schedule 10       -        Subsidiaries
Schedule 11       -        Existing Investments
Schedule 12       -        Restrictions Created by Shareholder Agreements and
                           Organizational Documents
Schedule 13       -        Material Contracts
Schedule 14       -        Certain Affiliate Transactions
Schedule 15       -        Material Liabilities
Schedule 16       -        Loans and Financial Assistance to Shareholders
Schedule 17       -        Restricted Party Shareholder Agreements
Schedule 18       -        Deferred Purchase Obligations
Schedule 19       -        Restricted Party Purchase Agreements
Schedule 20       -        Sample EBITDA Calculation
Schedule 21       -        Existing Restrictive Agreements
Schedule 22       -        Non-Core Assets
Schedule 23       -        Employment Agreements


EXHIBITS

Exhibit A-1       -        Form of Canadian Revolving Credit Note
Exhibit A-2       -        Form of U.S. Revolving Credit Note
Exhibit B-1       -        Form of Notice of Revolving Credit Borrowing
Exhibit B-2       -        Form of Notice of Swingline Borrowing
Exhibit C         -        Form of Assignment and Assumption
Exhibit D         -        Form of Canadian Security Agreement
Exhibit E-1       -        Form of Guarantee and Security Agreement
Exhibit E-2       -        Form of Guarantee Assumption Agreement


                                     - v -
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         CREDIT AGREEMENT dated as of September 22, 2004, among: MDC PARTNERS
INC.; a corporation organized under the law of Canada; MAXXCOM INC., a corporation organized under the law of Ontario, Canada; MAXXCOM INC., a corporation organized under the law of the State of Delaware; the LENDERS party hereto; JPMORGAN CHASE BANK, as U.S. Administrative Agent and as Collateral Agent; and JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent.

                             PRELIMINARY STATEMENTS

         Capitalized terms used in these Preliminary Statements and not otherwise defined have the meanings assigned to them in Section 1.01.

         The Borrowers have requested that the Lenders make extensions of credit to them, under the guarantee of the Guarantors, in an aggregate original principal or face amount not exceeding U.S. $100,000,000 to provide funds for the general corporate purposes of MDC Partners and its Subsidiaries including to refinance certain indebtedness as of the date hereof. The Lenders are prepared to extend such credit upon the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acceptance Fee" means, in respect of a Bankers' Acceptance, a fee payable on the issuance of a Bankers' Acceptance in an amount equal to the product of (a) the face amount of such Bankers' Acceptance multiplied by (b) a rate per annum equal to the Applicable Margin that would be payable with respect to a Eurodollar Rate Advance drawn on the date of acceptance of such Bankers' Acceptance multiplied by (c) a fraction, (i) the numerator of which is the actual number of days in the proposed term of such Bankers' Acceptance and
(ii) the denominator of which is 365.

         "Acknowledgements" means the acknowledgement letters addressed to Fletcher Martin Associates Inc., KBP Management Partners LLC, Margeotes/Fertitta + Partners Inc. and Crispin & Porter Advertising, Inc. (and, in each case, certain other Persons), each dated as of the date hereof and executed by MDC Partners and JPMCB, as U.S. Administrative Agent and Collateral Agent.

         "Acquisition" means any transaction, or any series of related transactions, consummated after the date hereof, by which any Restricted Party
(a) acquires any business or all or substantially all of the assets of any corporation, limited liability company, partnership, joint venture or other entity or any division of any corporation, limited liability company, partnership, joint venture or other entity or the right to use or manage or otherwise exploit any such business or assets, whether through purchase or lease of assets, merger or otherwise or (b) directly or indirectly acquires ownership of or a Controlling Interest in any corporation, limited liability company, partnership, joint venture or other entity.

         "Adjusted Eurodollar Rate" means, with respect to any Eurodollar Advance to any U.S. Borrower for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Eurodollar Rate Reserve Percentage.

         "Administrative Agent's Account" means, for each Currency, an account in respect of such Currency designated by the relevant Administrative Agent in a notice to the Borrowers and the Lenders.

         "Administrative Agents" means the U.S. Administrative Agent and the Canadian Administrative Agent.

         "Administrative Questionnaire" means an administrative questionnaire in a form supplied by the U.S. Administrative Agent.

         "Advance" means a Revolving Credit Advance or a Swingline Advance.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agents" means the Administrative Agents and the Collateral Agent.

         "Aggregate Current Deferred Purchase Obligations" means, as at any date, the maximum aggregate amount of Deferred Purchase Obligations of the Restricted Parties that are or could be payable in cash during the period of twelve months immediately following such date, as reasonably determined by MDC Partners (and, in the case of any obligations described under clause (c) of the definition of "Deferred Purchase Obligations", without regard to whether the Person entitled to exercise any such obligations shall have done so).

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Canadian Lending Office, if any, in the case of a Canadian Base Rate Advance or Canadian Prime Rate Advance, or such Lender's U.S. Lending Office, if any, in the case of a U.S. Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "Applicable Margin" means, for any day, with respect to any Base Rate Advance, Canadian Prime Rate Advance or Eurodollar Rate Advance or with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption "Base Rate and Canadian Prime Rate", "Eurodollar Rate" or "Commitment Fee Rate", respectively, subject to changes in the Total Debt Ratio as indicated below, provided that for the period from the Effective Date until the next change in the "Applicable Margin" as provided below, the "Applicable Margin" shall be deemed to be in Category 1:

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 ------------------------------------------------------------------------------
                                   Revolving Credit and          Commitment
       Total Debt Ratio             Swingline Advances            Fee Rate
 ----------------------------- ---------------------------- -------------------
                                Base Rate and
                                  Canadian
                                 Prime Rate    Eurodollar
 ----------------------------- --------------- ------------ -------------------
 Category 1:                         1.25%         2.75%           0.68%
 ----------
 Greater than or equal to
 2.50 to 1
 ----------------------------- --------------- ------------ -------------------
 Category 2:                         1.00%        2. 50%           0.62%
 ----------
 Less than 2.50 to 1 but
 greater than or equal to
 2.00 to 1
 ----------------------------- --------------- ------------ -------------------
 Category 3:                         0.75%         2.25%           0.56%
 ----------
 Less than 2.00 to 1 but
 greater than or equal to
 1.50 to 1
 ----------------------------- --------------- ------------ -------------------
 Category 4:                         0.50%         2.00%           0.50%
 ----------
 Less than 1.50 to 1
 ============================= =============== ============ ===================

For purposes of the foregoing, (a) the Total Debt Ratio shall be determined as of the end of each fiscal quarter of MDC Partners' fiscal year based upon the combined financial statements of the Restricted Parties delivered pursuant to
Section 6.09(b) and (b) each change in the Applicable Margin resulting from a change in the Total Debt Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the U.S. Administrative Agent of such combined financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Total Debt Ratio shall be deemed to be in Category 1 at any time that an Event of Default has occurred and is continuing.

                  "Applicable Percentage" of any amount means, with respect to any Revolving Credit Lender of any Class at any time, a fraction (expressed as a percentage) the numerator of which is the amount of such Lender's Commitment of such Class as in effect at such time (or, if the Commitments of such Class shall have expired or been terminated, as last in effect), and the denominator of which is the aggregate Commitments of such Class as in effect at such time (or, if the Commitments of such Class shall have expired or been terminated, as last in effect).

                  "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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                  "Assignment and Assumption" means an assignment and
assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.06), and accepted by the U.S. Administrative Agent, in the form of Exhibit C or any other form approved by the U.S. Administrative Agent.

                  "Australian Security Documents" means (a) the Deed of Variation dated September 22, 2004 between Placard Pty Ltd. and JPMCB; (b) the Deed of Assignment and Amendment dated September 22, 2004 among Australia and New Zealand Banking Group Ltd., Placard Pty Ltd., The Toronto-Dominion Bank and JPMCB; (c) the Security Trust - Release, Resignation and Accession Deed Poll dated September 22, 2004 among Placard Pty Ltd., The Toronto-Dominion Bank and JPMCB; and (d) any other security agreement, assignment, pledge, mortgage or other instrument executed and delivered on the Effective Date pursuant to
Section 4.01, or thereafter from time to time pursuant to this Agreement, by any Obligor in respect of Liens on its assets in Australia.

                  "Availability Period" means the period from and including the Effective Date to but excluding the Commitment Termination Date.

                  "Available Amount" of any Letter of Credit means the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing specified therein).

                  "BA Discount Proceeds" means, in respect of any Bankers' Acceptance to be purchased by a Canadian Revolving Credit Lender on any date under Section 2.01(a)(i) and Schedule 3 hereto, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

                  (a)  the face amount of such Bankers' Acceptance; by

                  (b)  the sum of one plus the product of:

                       (i) the BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                       (ii) a fraction, the numerator of which is the number of days in the term of such Bankers' Acceptance and the denominator of which is 365;

                       with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

The "BA Discount Proceeds" of a BA Equivalent Advance shall be the amount described in paragraph (m) of Schedule 3 hereto.

         "BA Discount Rate" means, in respect of a Bankers' Acceptance, the rate determined by the Canadian Administrative Agent as the average (calculated on the basis of a year of 365 days and rounded upwards to the nearest 1/100 of 1%) of the per annum discount rates for Canadian Dollar bankers' acceptances having a comparable term and face amount appearing on the Reuters Screen CDOR Page (or such other page as is a replacement page for

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such bankers' acceptances) at 10:00 a.m. (Toronto time) on the date of acceptance of such Bankers' Acceptance for bankers' acceptances to be accepted by Schedule I Canadian Banks (the "CDOR Rate") and in the case of Bankers' Acceptances to be accepted by a Canadian Revolving Credit Lender that is a Schedule II Canadian Bank or a Schedule III Authorized Foreign Bank the lesser of (a) the bid rate quoted by such Lender for its own bankers' acceptances of a comparable term and face amount with effect as at or about 10 a.m. (Toronto time) on the applicable date of determination and (b) the CDOR Rate plus 0.10%. If such rates do not appear on the Reuters Screen CDOR Page at such time, the CDOR Rate shall be determined by the Canadian Administrative Agent at or about 10:00 a.m. (Toronto time) on the date of acceptance of such Bankers' Acceptance as the average of the discount rates (rounded upwards to the nearest 1/100 of 1% based on a year of 365 days) quoted by the Reference Lenders that are Schedule I Canadian Banks as the discount rates at which they would, in accordance with their normal practice, purchase on such date their own bankers' acceptances with a term and face amount comparable to the terms and face amount of such Bankers' Acceptance.

         "BA Equivalent Advance" has the meaning assigned to such term in paragraph (m) of Schedule 3 hereto.

         "Bankers' Acceptance" means a non-interest bearing bill of exchange (within the meaning of the Bills of Exchange Act (Canada)) or a depository bill (within the meaning of the Depository Bills and Notes Act (Canada)), as applicable, drawn by a Canadian Borrower and accepted by a Canadian Revolving Credit Lender at such Canadian Borrower's request as a Canadian Revolving Credit Advance hereunder, in such form as the Canadian Administrative Agent may from time to time determine.

         "Bankers' Acceptance Advances" means the creation and discount of Bankers' Acceptances as contemplated in Section 2.01(a)(i) and Schedule 3 hereto (and shall include BA Equivalent Advances described in paragraph (m) of Schedule 3 hereto).

         "Base Rate" means the Canadian Base Rate or the U.S. Base Rate, as applicable.

         "Base Rate Advances" means Canadian Base Rate Advances or U.S. Base Rate Advances, as applicable.

         "Borrowers" means MDC Partners, Maxxcom Canada and Maxxcom U.S.

         "Borrowing" means a Revolving Credit Borrowing or a Swingline
Borrowing.

         "Business Day" means any day (a) on which banks are not required or authorized by law to close in New York City and Toronto, Canada and (b) if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings in U.S. Dollars are carried on in the London interbank market. Notwithstanding the foregoing, for purposes of Canadian Base Rate Advances, Bankers' Acceptances, BA Equivalent Advances and Canadian Letters of Credit, "Business Day" means any day on which commercial banks settle payments in Toronto, Canada, for Canadian Dollars.

         "Canadian Administrative Agent" means JPMorgan Canada, in its capacity as administrative agent for the Canadian Revolving Credit Lenders.

         "Canadian Base Rate" means the greater of (a) the per annum floating rate of interest established from time to time by JPMorgan Canada as the base rate it will use to determine rates of interest on U.S. Dollar-denominated loans to its customers in Canada and (b) the sum of (i) the Federal Funds Rate plus (ii) 0.50%. The Canadian Base Rate is not intended to be the lowest rate of interest charged by JPMorgan Canada in connection with extensions of credit in U.S. Dollars to debtors.

         "Canadian Base Rate Advances" means Advances that bear interest at rates based upon the Canadian Base Rate as provided in Section 2.09(a)(i).

         "Canadian Borrowers" means MDC Partners and Maxxcom Canada, each as a borrower under the Canadian Revolving Credit Commitments.

         "Canadian Dollar Equivalent" means, at any time with respect to any amount in U.S. Dollars, the amount of Canadian Dollars that could be purchased at such time with such amount of U.S. Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of "U.S. Dollar Equivalent", as determined by the Canadian Administrative Agent, not later than 12:00 noon (Toronto time) on such date.

         "Canadian Dollars" and "Cdn $" means lawful money of Canada.

         "Canadian Employee Benefit Plan" means any employee benefit, pension, retirement or other equivalent or analogous plan or program established, maintained or contributed to by any Restricted Party in each case covering employees or former employees in Canada.

         "Canadian GAAP" means generally accepted accounting principles approved by the Canadian Institute of Chartered Accountants or any successor institute.

         "Canadian Issuing Bank" means The Toronto-Dominion Bank, in its capacity as issuer of Canadian Letters of Credit hereunder, and/or such other Lender as MDC Partners may from time to time select as the Canadian Issuing Bank hereunder pursuant to Section 2.04(f). The Canadian Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any of its branches or Affiliates, in which case the term "Canadian Issuing Bank" shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate.

         "Canadian Lending Office" means, with respect to any Canadian Revolving Credit Lender, the office of such Canadian Revolving Credit Lender specified as its "Canadian Lending Office" in the Administrative Questionnaire of such Canadian Revolving Credit Lender or in the Assignment and Assumption pursuant to which it became a Lender, or such other office of such Canadian Revolving Credit Lender as such Canadian Revolving Credit Lender may from time to time specify to MDC Partners and the Canadian Administrative Agent.

         "Canadian Letter of Credit Exposure" means, at any time, the sum of
(a) the aggregate Available Amount of all outstanding Canadian Letters of Credit at such time plus (b) the aggregate amount of all disbursements under Canadian Letters of Credit that have not yet been reimbursed by or on behalf of the relevant Canadian Borrower at such time. The Canadian

Letter of Credit Exposure of any Canadian Revolving Credit Lender at any time shall be its Applicable Percentage of the total Canadian Letter of Credit Exposure at such time.

         "Canadian Letters of Credit" has the meaning specified in Section 2.04(a).

         "Canadian Prime Rate" means the greater of (a) the per annum floating rate of interest established from time to time by JPMorgan Canada as the prime rate it will use to determine rates of interest on Canadian Dollar-denominated loans to its customers in Canada and (b) the sum of (i) the 30-day CDOR Rate plus (ii) 1.00%. The Canadian Prime Rate is not intended to be the lowest rate of interest charged by the JPMorgan Canada in connection with extensions of credit in Canadian Dollars to debtors.

         "Canadian Prime Rate Advances" means Advances that bear interest at rates based upon the Canadian Prime Rate as provided in Section 2.09(a)(ii).

         "Canadian Revolving Credit Advance" means a loan by a Canadian Revolving Credit Lender to a Canadian Borrower as part of a Canadian Revolving Credit Borrowing and refers to a Canadian Base Rate Advance or Eurodollar Rate Advance denominated in U.S. Dollars or a Canadian Prime Rate Advance or Bankers' Acceptance Advance denominated in Canadian Dollars, each of which shall be a "Type" of Canadian Revolving Credit Advance.

         "Canadian Revolving Credit Borrowing" means a borrowing consisting of simultaneous Canadian Revolving Credit Advances (including Bankers' Acceptance Advances) of the same Type made by each of the Canadian Revolving Credit Lenders pursuant to Section 2.01(a)(i).

         "Canadian Revolving Credit Commitment" means, as to each Canadian Revolving Credit Lender, the obligation of such Canadian Revolving Credit Lender to make Canadian Revolving Credit Advances (including through the creation and discount of Bankers' Acceptances), and to make or acquire participations in Canadian Swingline Advances and Canadian Letters of Credit hereunder (expressed as the maximum aggregate amount of such Canadian Revolving Credit Lender's Canadian Revolving Credit Advances and participations in Canadian Swingline Advances and Canadian Letters of Credit), in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Canadian Revolving Credit Lender on Schedule 1 hereto under the caption "Canadian Revolving Credit Commitment" or, in the case of a Person that becomes a Canadian Revolving Credit Lender pursuant to an assignment permitted under
Section 11.06, as specified in the Register (as such Canadian Revolving Credit Commitment may be reduced or increased from time to time pursuant hereto). The original aggregate principal amount of the Canadian Revolving Credit Commitments is U.S. $10,000,000.

         "Canadian Revolving Credit Exposure" means, at any time, the aggregate principal amount of the Canadian Revolving Credit Advances (including Bankers' Acceptance Advances) and Canadian Swingline Advances, together with the aggregate Canadian Letter of Credit Exposure, outstanding at such time.

         "Canadian Revolving Credit Lender" means a Lender with a Canadian Revolving Credit Commitment or, if the Canadian Revolving Credit Commitments have terminated or expired, a Lender holding a Canadian Revolving Credit Exposure.

         "Canadian Revolving Credit Note" means a promissory note of a Canadian Borrower payable to the order of any Canadian Revolving Credit Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Canadian Borrower to such Canadian Revolving Credit Lender resulting from the Canadian Revolving Credit Advances made by such Canadian Revolving Credit Lender to such Canadian Borrower.

         "Canadian Security Agreement" means a Security Agreement substantially in the form of Exhibit D hereto between MDC Partners, Maxxcom Canada and certain of the other Restricted Parties and the Collateral Agent.

         "Canadian Security Documents" means, collectively, the Canadian Security Agreement and any other security agreement, assignment, pledge, mortgage, hypothec or other instrument executed and delivered on the Effective Date pursuant to Section 4.01, or thereafter from time to time pursuant to Section 6.11, by any Obligor granting Liens on its assets in Canada.

         "Canadian Swingline Advance" means an Advance made by the Canadian Swingline Lender pursuant to Section 2.03(a).

         "Canadian Swingline Lender" means The Toronto-Dominion Bank, in its capacity as lender of Canadian Swingline Advances hereunder, or such other Canadian Revolving Credit Lender as MDC Partners may from time to time select as the Canadian Swingline Lender hereunder pursuant to Section 2.03(c).

         "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period but excluding the interest component thereof) made by the Restricted Parties during such period to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding normal replacements and maintenance which are properly charged to current operations) that is required to be capitalized for financial reporting purposes in accordance with U.S. GAAP.

         "Capital Lease Obligation" means, with respect to any Person for any period, an obligation of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. GAAP; and the amount of such obligation shall be the capitalized amount shown on the balance sheet of such Person as determined in accordance with U.S. GAAP.

         "Capital Stock" means all voting, or non-voting common shares, preferred shares, membership interests or other equivalent equity interests (howsoever designated) of capital stock or share capital of a body, corporate, preferred or common shares, membership interests or other interests in a limited liability company (howsoever designated), limited or general partnership interests in a partnership or any other analogous or similar ownership interest in a Person (howsoever designated).

         "Cash Management Agreement" has the meaning assigned to such term in the relevant Security Document.

         "Cash Management Program" means (a) with respect to the Restricted Parties organized under the laws of the United States of America, any State thereof or the District of Columbia, the cash management program substantially as described in Part 1 of Schedule 5 hereto and (b) with respect to the Restricted Parties located in Canada, the cash management program substantially as described in Part 2 of Schedule 5 hereto (in each case with such changes thereto (if any) as MDC Partners and the Administrative Agents may from time to time agree to).

         "CDOR" has the meaning assigned to such term in the definition of "BA Discount Rate" in this Section 1.01.

         "Change of Control" means the occurrence of any one or more of the following events:

                  (a) the acquisition by any individual, entity or group (other than the Permitted Holders) within the meanings of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of common stock of any Borrower or (ii) the combined voting power of the then outstanding voting securities of any Borrower; or

                  (b) individuals who, as of the date hereof, constitute the board of directors of any Borrower (an "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of such Borrower; provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by such Borrower's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

                  (c) the failure of MDC Partners to own, directly or indirectly, less than a majority of the Capital Stock of other Borrowers so owned by MDC Partners on the Effective Date (except as a result of the merger or consolidation of any Subsidiary Borrower into or with MDC Partners permitted under Section 7.02(a)).

         "Class" refers to the Class of a Commitment, Advance or Letter of Credit. The "Class" of a Commitment refers to whether such Commitment is a Canadian Revolving Credit Commitment or U.S. Revolving Credit Commitment. The "Class" of an Advance refers to whether such Advance is a Canadian Revolving Credit Advance, Canadian Swingline Advance, U.S. Revolving Credit Advance or U.S. Swingline Advance. The "Class" of a Letter of Credit refers to whether such Letter of Credit is a Canadian Letter of Credit or U.S. Letter of Credit.

         "Collateral Account" has the meaning assigned to such term in the relevant Security Document.

         "Collateral Agent" means JPMCB, in its capacity as collateral agent for the Lenders under the Security Documents. The Collateral Agent may, in its discretion, designate a branch or an Affiliate thereof or any other Person to act as the collateral agent under any of the Security Documents, in which case the term "Collateral Agent" shall include any such branch, Affiliate or other Person with respect to such Security Document.

         "Commitment Increase" has the meaning set forth in Section 2.07(c).

         "Commitment Increase Date" has the meaning set forth in Section
2.07(c).

         "Commitments" means, collectively, the Canadian Revolving Credit Commitments and the U.S. Revolving Credit Commitments.

         "Commitment Termination Date" means September 22, 2007; provided that if such date is not a Business Day, the Commitment Termination Date shall be the immediately preceding Business Day.

         "Consolidated" refers to the consolidation of the accounts of MDC Partners and its Subsidiaries in accordance with U.S. GAAP, including principles of consolidation, consistent with those applied in the preparation of the financial statements referred to in Section 5.05(a).

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Controlling Interest" means, as to any Person, that amount of voting Capital Stock of such Person which is not less than a majority of the aggregate voting Capital Stock of such Person and which carries voting rights which, if exercised, would be sufficient to elect a majority of the board of directors (or other analogous governing body) of such Person.

         "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.10 or 2.11 and, in the case of the Canadian Revolving Credit Lenders, includes a Conversion of a Canadian Prime Rate Advance into a Bankers' Acceptance Advance.

         "Currency" means U.S. Dollars or Canadian Dollars.

         "Debt" of any Person means, without duplication: (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (provided that if such seller or lender under such agreement has recourse solely to such property, only the lesser of the amount of such obligation and the fair market value of such property shall constitute Debt), (d) obligations of such Person to pay the deferred purchase price of property or services (other than any trade account payable arising, and any accrued expenses incurred, in the ordinary course of business so long as such trade account payable is payable on customary trade terms or on other trade terms that are more advantageous to such Person), (e) all Debt of others secured by any Lien on property owned or acquired by such Person, whether or not the Debt secured thereby has been assumed (provided that if such Person has not assumed or become liable for payment of such obligation, only the lesser of the amount of such obligation and the fair market value of such property shall constitute Debt), (f) Capital Lease Obligations of such Person, (g) without duplication, all Debt represented by purchase money obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of the face amount of any letters of credit, letters of guaranty and similar instruments (whether drawn or undrawn), (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (j) all obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
(a) through (i) above. The Debt of any Person shall include (i) the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such Person is not liable therefor and (ii) any "earn-out" or similar obligations of such Person, including any Deferred Purchase Obligations, arising in connection with any acquisition of assets or Capital Stock only to the extent that such obligations shall be shown as a liability on the balance sheet of such Person. For purposes of Article VIII of this Agreement, obligations created pursuant to any Swap Agreement shall not be Debt hereunder.

         "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Deferred Purchase Obligations" means (a) any amount which is owed by any Restricted Party (or any Affiliate of or successor to such Person) which is, in substance, an amount owing on account of the unpaid portion of the purchase price for (i) Capital Stock of any Restricted Party, or (ii) assets comprising the business, or a portion thereof, of any Restricted Party which, in either case, was acquired from such Person or an Affiliate of such Person by a Subsidiary, including, without duplication, those obligations and liabilities existing on the date hereof described in Part 1 of Schedule 18 hereto, (b) all Earnout Amounts, including, without duplication, those obligations and liabilities existing on the date hereof described in Part 2 of Schedule 18 hereto and (c) (without duplication) all obligations in respect of the acquisition of Capital Stock of a Restricted Party, an Immaterial Subsidiary or an Affiliate from a Minority Shareholder thereof pursuant to the applicable Restricted Party Shareholder Agreement or other shareholder, operating, membership, limited liability or similar agreement, including those obligations and liabilities existing on the date hereof described in Part 3 of Schedule 18 hereto.

         "Disposition" means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by any Restricted Party to any other Person, excluding any sale, assignment, transfer or other disposition of any property sold or disposed of in the ordinary course of business and on ordinary business terms.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at any time (whether before or after the maturity of the Advances) at the option of the holder thereof, in whole or in part, (b) is secured by any assets of any Restricted Party, (c) is exchangeable or convertible at the option of the holder into Debt of any Restricted Party or (d) provides for the mandatory payment of dividends, i.e. regardless of whether or not the board of directors has declared any dividends. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require any Restricted Party to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that any Restricted Party may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the provisions of Section 7.07.

         "Dominion" means Dominion Bond Rating Service Limited.

         "Earnout Amount" means any amount which is owed by any Restricted Party to any Person (or any Affiliate of or successor to such Person), which is (or, prior to a determination of the amount thereof, was) a contingent obligation based on the financial performance of such Restricted Party and which is, in substance, an amount owing on account of the unpaid portion of the purchase price for (a) Capital Stock of any Restricted Party, or (b) assets comprising the business, or a portion thereof, of any Restricted Party which, in either case, was acquired from such Person or an Affiliate of such Person by any Restricted Party.

         "Earnout Payment" means any payment (other than a payment satisfied by issuance of Capital Stock) by any Restricted Party to any Person on account of an Earnout Amount including all payments to repurchase, redeem, retract, or otherwise reacquire, or any other distribution whatsoever in respect of, Capital Stock issued to any Person to whom an Earnout Amount is owed on account of such Earnout Amount.

         "EBITDA" means, for any Test Period, determined for the Qualifying Restricted Parties on a combined basis without duplication in accordance with U.S. GAAP, the sum of Net Income for such Test Period, plus the sum of the following for such Test Period:

                  (a) without duplication and to the extent reflected as a charge in the income statement, the sum of: (i) income tax expense;
         (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Debt (including the Advances); (iii) depreciation and amortization expense; (iv) amortization of intangibles (including charges against goodwill); (v) extraordinary charges or losses (determined in accordance with U.S. GAAP) and unusual or non-recurring charges or losses, not in excess of, in the aggregate, 10% of the total EBITDA (excluding adjustments pursuant to this clause (a)(v) and clause (b)(ii) below)) for such Test Period;
         (vi) any other non-cash charges (including charges against goodwill and organization costs), non-cash expenses or non-cash losses of the Qualifying Restricted Parties for such Test Period, provided that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period) shall be subtracted from Net Income in calculating EBITDA in the period when such payments are made; and (vii) restructuring and integration costs, transaction fees and expenses, and costs and losses associated with the extinguishment of Debt, not in excess of, in the aggregate, U.S. $5,000,000 for such Test Period (provided that costs and losses associated with the extinguishment of (x) the Commercial
         Note: Time or Term Single Advance, dated as of December 4, 2002, among Accent Marketing Services, L.L.C. and National City Bank of Kentucky,
         (y) the Commercial Note: Revolving Credit/Prime/LIBOR, dated as of December 4, 2002, among Accent Marketing Services, L.L.C. and National City Bank of Kentucky and (z) the Cdn $25,000,000 Credit

         Agreement dated as of June 10, 2004 among MDC Partners, as borrower, the lenders party thereto and The Toronto-Dominion Bank, as administrative agent, shall not count towards such dollar limitation under this clause (vii)), minus

                  (b) to the extent included in the income statement for such Test Period, the sum of: (i) interest income; (ii) any extraordinary gains (determined in accordance with U.S. GAAP) and unusual or non-recurring gains not in excess of, in the aggregate, 10% of the total EBITDA (excluding adjustments pursuant to this clause (b)(ii) and clause (a)(v) above) for such Test Period; and (iii) any other non-cash income (excluding any items that represent the reversal of any accrual or reserve described in clause (a)(vi) above).

         Notwithstanding the foregoing, for purposes of calculating EBITDA for any Test Period but without duplication:

                  (A) with respect to each Minority-Owned Obligor that is a Qualifying Restricted Party, EBITDA shall include an aggregate amount equal to the sum of (x) such Minority-Owned Obligor's EBITDA for such Test Period multiplied by the percentage of the Capital of such Minority-Owned Obligor owned directly or indirectly by MDC Partners plus (y) the aggregate amount of fees actually paid by such Minority-Owned Obligor during such Test Period to MDC Partners or any other Qualifying Restricted Party in accordance with the terms of the Restricted Party Shareholder Agreement in respect of such Minority-Owned Obligor;

                  (B) if at any time during such Test Period any Qualifying Restricted Party shall have made any Material Disposition, EBITDA for such Qualifying Restricted Party for such Test Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Test Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Test Period;

                  (C) if during such Test Period any Qualifying Restricted Party shall have made a Material Acquisition, EBITDA for such Qualifying Restricted Party for such Test Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Test Period (but only to the extent of 80% of the EBITDA in respect of such Material Acquisition for such Test Period (it being understood that such EBITDA shall be determined in a manner consistent with this definition of "EBITDA");

                  (D) with respect to any Subsidiary that is not an Obligor but the Capital Stock of which is pledged pursuant to a Security Document, EBITDA shall be increased by an aggregate amount equal to 75% of the cash dividends or distributions actually received by any Qualifying Restricted Party from such Subsidiary during such Test Period, provided that (x) the aggregate amount of all such dividends and distributions from all such Subsidiaries so included for any Test Period ending on or prior to December 31, 2005 shall not exceed 10% of the total EBITDA included for such Test Period and (y) no such dividends or distributions of any such Subsidiary shall be included for such Test Period in the event such Subsidiary shall have made no cash dividends or distributions to the Qualifying Restricted Parties due to negative operating cash flow for any fiscal quarter included in such Test Period; and

                  (E) EBITDA shall be calculated without regard to any non-cash compensation expenses arising from the issuance of stock, options to purchase stock and stock appreciation rights to the management and employees of the Qualifying Restricted Parties.

EBITDA shall be calculated in a manner consistent with the sample calculation of EBITDA set forth in Schedule 20 hereto.

         "Effective Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 11.01).

         "Employment Agreements" means (a) as of the date hereof, each of the employment, compensation, non-solicitation, non-compete or similar agreements binding upon any of the Restricted Parties described in Schedule 23 hereto and
(b) all such material (as reasonably determined by MDC Partners) employment, compensation, non-solicitation, non-compete or similar agreements that shall become binding upon any of the Restricted Parties after the date hereof.

         "Environmental Claim" means, with respect to any Person, any written notice, written claim, written demand or other written communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Materials at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include any claim by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages (including punitive damages), contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment as a result of the presence of, exposure to or Release of Hazardous Materials.

         "Environmental Laws" means any and all applicable laws, regulations, codes, by-laws and governmental orders, directives and Permits relating to the protection of the environment, including laws relating to emissions, discharges, releases, spills and disposal of Hazardous Materials into the environment (including air, surface water, groundwater and land) and the import, export, use, treatment, storage, disposal and transportation of Hazardous Materials.

         "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of Capital Stock of any class or type of such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with MDC Partners, is treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Internal Revenue Code, is treated as a single employer under Section 414 of the Internal Revenue Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Internal Revenue Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by MDC Partners or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by MDC Partners or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by MDC Partners or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by MDC Partners or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from MDC Partners or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Assumption pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to MDC Partners and the relevant Administrative Agent.

         "Eurodollar Rate" means, with respect to any Eurodollar Rate Advance for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the relevant Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Rate Advance for such Interest Period shall be the rate at which U.S. Dollar deposits of U.S. $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Person acting as the U.S. Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Eurodollar Rate Advances" means Advances that bear interest as provided in Section 2.09(a)(iii).

         "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

         "Events of Default" has the meaning specified in Section 9.01.

         "Exchange Act" means the Securities Exchange Act of 1934.

         "Excluded Taxes" means (a) in the case of each Lender and Administrative Agent, income taxes imposed on or measured by its net income (and franchise taxes imposed in lieu thereof) or capital taxes imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or Administrative Agent (as the case may be) is organized or in which its principal office is located or which imposes such taxes because such Person engages in business in such jurisdiction other than solely as a result of this Agreement, or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profit taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Lender (other than an assignee pursuant to a request by MDC Partners under Section 2.18(b)), any withholding tax that is imposed on amounts payable by any Borrower to such Lender at the time such Lender becomes a party hereto (or designates a new Applicable Lending Office) or is attributable to such Lender's failure or inability to comply with
Section 2.16(e), except to the extent that such Lender (or its assignor, if any) was entitled to, at the time of designation of a new Applicable Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 2.16(a) (it being understood that "Excluded Taxes" shall not include any withholding tax described under clause (c) of this definition as they apply to any payments by the Canadian Borrowers pursuant to the guarantee provided under Article III in respect of the obligations of Maxxcom U.S.).

         "Existing Letter of Credit" means the letter of credit issued by TD Bank Financial Group for the account of London Guarantee Insurance under the Cdn. $25,000,000 Credit Agreement dated as of June 10, 2004 among MDC Partners, as borrower, the lenders party thereto and The Toronto-Dominion Bank, as administrative agent for such lenders and outstanding on the Effective Date, as listed under "MDC Partners" in Part A of Schedule 7 hereto, as amended and in effect on the Effective Date.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the applicable Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Fixed Charges" means, for any period, the sum, for the Restricted Parties (determined on a combined basis without duplication in accordance with U.S. GAAP): (a) Interest Expense for such period plus (b) cash income tax expense for such period plus (c) cash Restricted Payments under Section 7.07 (other than in respect of Issuer Bids) made by the Restricted Parties during such period (other than payments to MDC Partners or any of its Subsidiaries) plus (d) cash Restricted Payments under Section 7.07 made in respect of Issuer Bids by the Restricted Parties during such period and after the Effective Date plus (e) all regularly scheduled payments or regularly scheduled prepayments of principal of Debt (including the principal component of any payments in respect of Capital Lease Obligations) made during such period and after the Effective Date (other than in respect of any revolving credit facility to the extent there is no equivalent permanent reduction in commitments thereunder); provided that, notwithstanding anything herein to the contrary, (i) Fixed Charges shall not include any Deferred Purchase Obligations and (ii) if during any period for which Fixed Charges is being determined any Restricted Party shall have consummated any Material Acquisition or Material Disposition then, for all purposes of this Agreement, Fixed Charges shall be determined on a pro forma basis as if such Material Acquisition or Material Disposition (and any Debt incurred by any Restricted Party in connection with such Material Acquisition or repaid or released as a result of such Material Disposition) had been made or consummated (and such Debt incurred, repaid or released, as applicable) on the first day of such period.

         "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA for the Test Period ending on or most recently ended prior to such date minus Capital Expenditures for such Test Period to (b) Fixed Charges for such Test Period.

         "Governmental Authority" means the government of the United States of America or Canada, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee and Security Agreement" means a Guarantee and Security Agreement substantially in the form of Exhibit E-1 hereto among the Borrowers, the Subsidiaries that are Obligors, the Minority-Owned Obligors and the Collateral Agent.

         "Guarantee Assumption Agreement" means a Guarantee Assumption Agreement substantially in the form of Exhibit E-2 hereto by an entity that, pursuant to Section 6.11 is required to become a "Guarantor" and/or a "Securing Party" under the Guarantee and Security Agreement (with such changes to such form as the Administrative Agents shall request, consistent with the requirements of Section 6.11).

         "Guaranteed Obligations" means, in the case of each Borrower, the principal of and interest on the Advances made by the Lenders to each other Borrower and all other amounts from time to time owing to the Lenders or the Agents by each other Borrower under this Agreement or any other Loan Document, all amounts owing by each other Borrower to any Lender or any affiliate of any Lender under any Swap Agreement or Cash

Management Agreement to which such Lender or affiliate is a party, in each case strictly in accordance with the terms thereof.

         "Guarantors" means the Borrowers (to the extent provided under Article
III), the Guarantors under and as defined in the Guarantee and Security Agreement, and each other Subsidiary or Affiliate of MDC Partners that shall be a guarantor under the Guarantee and Security Agreement or any similar guarantee pursuant to Section 6.11.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes regulated pursuant to any Environmental Law.

         "Immaterial Subsidiary" means, as at any date, any Subsidiary of MDC Partners (other than a Borrower) designated as such by MDC Partners in Schedule 10 hereto or at any time after the Effective Date in a certificate delivered by MDC Partners to the U.S. Administrative Agent (and which designation has not been rescinded in a subsequent certificate of MDC Partners delivered to the U.S. Administrative Agent), provided that the (a) neither the aggregate assets nor the aggregate revenues of all such Subsidiaries so designated as at the end of and for any Test Period may exceed U.S. $10,000,000 and (b) no such Subsidiary may be a party to any Material Contract.

         "Indemnification Percentage" means, with respect to any Lender, the percentage of the total Advances and unused Commitments hereunder (or, in the case of any Revolving Credit Lender, the percentage of the total Revolving Credit Exposure and unused Commitments hereunder) for all Lenders represented by the aggregate amount of such Lender's Advances and unused Commitments (or, as applicable, Revolving Credit Exposure and unused Commitments).

         "Indemnified Party" has the meaning specified in Section 11.03(b).

         "Intellectual Property" means all patents, trademarks (registered and unregistered), service marks, trade names, copyrights, trade secrets, software and software licenses, rights, manuals, process formulae, production process diagrams and designs and other similar rights and any rights under any contract or applicable law, including all applications and registrations in connection therewith.

         "Intellectual Property Security Documents" means one or more pledge agreements, or other similar security documents executed by an Obligor to effect the pledges of the following intellectual property: (a) all patents, applied for or issued, of the Obligors material to the business of MDC Partners and its Subsidiaries as now conducted or as proposed to be conducted, (b) all registered trademarks and trademark applications of the Obligors and (c) all intellectual property rights in material software and software licenses, rights, manuals, process formulae, production process diagrams and designs of the Obligors used in connection with production at any of the facilities of MDC Partners and its Subsidiaries.

         "Interest Expense" means, for any period, the sum, for the Restricted Parties (determined on a combined basis without duplication in accordance with U.S. GAAP), of the following: (a) total cash interest expense (including the interest component of any payments in respect of Capital Lease Obligations) for such period (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing) plus (b) the net amount payable (or minus the net amount receivable) under Swap Agreements relating to interest for such period. Notwithstanding the foregoing, if during any period for which Interest Expense is being determined any Restricted Party shall have consummated any Material Acquisition or Material Disposition then, for all purposes of this Agreement, Interest Expense shall be determined on a pro forma basis as if such Material Acquisition or Material Disposition (and any Debt incurred by any Restricted Party in connection with such Material Acquisition or repaid as a result of such Material Disposition) had been made or consummated (and such Debt incurred or repaid) on the first day of such period.

         "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance or Bankers' Acceptance Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by any Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months commencing on the date of such Advance and ending on the Commitment Termination Date, as any Borrower may, upon notice received by the relevant Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided that: (a) no Borrower may select any Interest Period for any Revolving Credit Advance that ends after the Commitment Termination Date; (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration; (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, and the regulations promulgated and rulings issued thereunder.

         "Investment" means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any advance or loan but excluding any such advance, loan or extension of credit having a term not exceeding 180 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business on customary terms; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Debt or other liability of any other Person and

(without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Swap Agreement.

         "Issuer Bid" means normal course issuer bids made by MDC Partners in Canada in respect of the purchase of its Capital Stock.

         "Issuing Bank" means the Canadian Issuing Bank and the U.S. Issuing Bank, as applicable.

         "JPMCB" means JPMorgan Chase Bank.

         "JPMorgan Canada" means JPMorgan Chase Bank, acting through its Toronto branch.

         "Lenders" means the Persons listed on Schedule 1 hereto and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lenders.

         "Letter of Credit Exposure" means, as applicable, Canadian Letter of Credit Exposure or U.S. Letter of Credit Exposure.

         "Letter of Credit Related Documents" means this Agreement and each other agreement or instrument relating to any Letter of Credit.

         "Letters of Credit" means, collectively, Canadian Letters of Credit and U.S. Letters of Credit.

         "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Letter of Credit Related Documents, the Security Documents and the Acknowledgements.

         "Margin Stock" has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System.

         "Marketing Communications Business" means the advertising and marketing services businesses including public and government relations, corporate communications, research, direct marketing, database management, trade shows and exhibitions, event sponsorship, branding and corporate identity, strategic marketing, consulting, promotions and interactive services.

         "Master Account" means the master account established and maintained under the Cash Management Program described in Part 1 of Schedule 5 hereto into which funds from the individual sub-accounts of the Restricted Parties that are part of such Cash Management Program will be swept in accordance with such Cash Management Program.

         "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the Capital Stock of a Person and (b) would have increased or decreased EBITDA for the most recent Test Period for which financial statements are available by more than U.S. $500,000.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, assets, condition (financial or otherwise) or prospects of the Restricted Parties, taken as a whole, or (b) the legality, validity or enforceability of this Agreement or any other Loan Document or the rights and remedies of the Agents and the Lenders hereunder or thereunder or the ability of any of the Obligors to perform its obligations under the Loan Documents.

         "Material Contract" means (a) any Restricted Party Purchase Agreement and Restricted Party Shareholder Agreement, (b) any contract, agreement or other instrument binding upon any of the Restricted Parties, under which the aggregate consideration (whether cash, property or securities) payable by or to any of the Restricted Parties during the current or any future year is or can reasonably be expected to exceed U.S. $5,000,000 in any fiscal year, (c) any other contract, agreement or other instrument that is material to the conduct of the business of the Restricted Parties, taken as a whole, and (d) any contract, agreement or other instrument in existence on the date hereof in listed on Schedule 13 hereto.

         "Material Debt" means Debt (other than the Advances), or obligations in respect of one or more Swap Agreements, of any one or more of the Restricted Parties in an aggregate principal amount exceeding U.S. $2,000,000. For purposes of determining Material Debt, the "principal amount" of the obligations of any Person in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Swap Agreement were terminated at such time.

         "Material Disposition" means any Disposition of property or series of related Dispositions of property that contributed more than U.S. $500,000 to EBITDA for the most recent Test Period for which financial statements are available.

         "Maxxcom Canada" means Maxxcom Inc., a corporation organized under the law of Ontario, Canada.

         "Maxxcom U.S." means Maxxcom Inc., a corporation organized under the law of the State of Delaware.

         "MDC Partners" means MDC Partners Inc., a corporation organized under the law of Canada.

         "Minority-Owned Obligor" means any Obligor in which MDC Partners owns, directly or indirectly, 50% or less of the Capital Stock thereof.

         "Minority Shareholder" means, at any time, as the context requires: (a) any Shareholder of a Subsidiary or an Affiliate that is an employee, officer, or director of a Subsidiary or an Affiliate at such time; (b) any Shareholder of a Subsidiary or an Affiliate who, prior to such time was an employee, officer, or director of a Subsidiary or an Affiliate; (c) any individual who, at such time, is an employee, officer, or director of a Subsidiary or an Affiliate and immediately after such time becomes a Shareholder of a Subsidiary or an Affiliate; or (d) any corporation Controlled by such an employee, officer or director of a Subsidiary or an Affiliate, a trust established for the benefit of such employee, officer or director or its immediate family and the spouse of such employee, officer or director which holds Capital Stock of a Subsidiary or an Affiliate.

         "Moody's" means Moody's Investors Services, Inc.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Income" means, for any period, combined net income (or loss) of the Qualifying Restricted Parties (determined on a combined basis without duplication in accordance with U.S. GAAP); provided that there shall be excluded the income (or deficit) of any Person accrued prior to the date it becomes a Qualifying Restricted Party or is merged into or consolidated with MDC Partners or any other Qualifying Restricted Party.

         "Net Worth" means the shareholders' equity of MDC Partners and its Subsidiaries determined on a Consolidated basis in accordance with U.S. GAAP.

         "Non-Obligor" means, as at any time, (a) any Restricted Party that is not an Obligor and (b) any Immaterial Subsidiary.

         "Non-U.S. Lender" has the meaning specified in Section 2.16(e).

         "Non-U.S. Security Documents" means such security agreements, assignments, pledges, mortgages and other instruments as shall be executed and delivered on the Effective Date pursuant to Schedule 4 hereto, or thereafter from time to time, and granting Liens on assets or stock of any Obligor located or registered in any jurisdiction outside of the United States of America.

         "Non-U.S. Subsidiary" means any Subsidiary of MDC Partners organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia.

         "Notes" means, collectively, the Canadian Revolving Credit Notes and the U.S. Revolving Credit Notes.

         "Notice of Revolving Credit Borrowing" has the meaning specified in
Section 2.02(a).

         "Notice of Swingline Borrowing" has the meaning specified in Section 2.02(b).

         "Obligors" means the Borrowers and the Guarantors.

         "Other Taxes" has the meaning specified in 2.16(b).

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Permits" means licenses, authorizations, consents, certificates, registrations, exemptions, permits and other approvals, each obtained from or required by a Governmental Authority.

         "Permitted Holders" means Miles Nadal.

         "Permitted Investments" means:

                  (a) investments in direct obligations of the United States of America or any agency thereof, or of Canada or any province or agency thereof, or obligations guaranteed as to principal and interest by the United States of America or any agency thereof, or by Canada or any province or agency thereof, in each case maturing not more than one year from the date of acquisition thereof, provided that any province of Canada must be rated at least "R-1" by Dominion;

                  (b) investments in time deposit accounts, term deposit accounts, certificates of deposit, money-market deposits, bankers' acceptances and obligations maturing not more than one year from the date of acquisition thereof issued by any bank or trust company which is organized under the laws of the United States of America any state or commonwealth thereof, or Canada or any province or territory thereof, and which bank or trust company has, or the obligations of which bank or trust company are guaranteed by a bank or trust company which has, capital, surplus and undivided profits in excess of U.S. $500,000,000;

                  (c) fully collateralized repurchase agreements with a term of not more than one year for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition;

                  (d) investments in commercial paper, maturing not more than one year from the date of acquisition, issued by a corporation (other than MDC Partners or any Affiliate of MDC Partners) organized and in existence under the laws of the United States or any state thereof, or Canada or any province thereof, with a rating of A-2 or better by S&P, P-2 or better by Moody's or (in the case of a Canadian issuer) R-2 or better by Dominion;

                  (e) investments in money-market funds rated AAAm or better by S&P or MR1 or better by Moody's, having aggregate assets of at least U.S. $1,000,000,000 and having a portfolio consisting primarily of securities of the type and maturity described in clauses (a), (b) and
         (c) of this definition;

                  (f) in the case of any Canadian Borrower only, investments in Canadian money-market funds having aggregate assets of least Cdn $50,000,000, or U.S. $250,000,000 (in the case of funds holding U.S. Dollar securities issued by a Canadian issuer), and having a portfolio consisting primarily of securities of the type and maturity described in clauses (a), (b), (c) and (d) of this definition; and

                  (g) for purposes of investment of funds held as part of the Cash Management Program, other investments agreed to from time to time by MDC Partners and the U.S. Administrative Agent in connection with the Cash Management Program.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and in respect of which MDC Partners or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "Process Agent" has the meaning specified in Section 11.09(c).

         "Purchase Price" means with respect to any Acquisition, the aggregate consideration, whether cash, property or securities (including any Debt permitted by Sections 7.05(e) issued or assumed by any Restricted Party and the fair market value of any property being transferred by any Restricted Party in exchange for the property being acquired in such Acquisition, but excluding any Capital Stock of MDC Partners, other than Disqualified Stock, issued in connection therewith), paid or delivered by the Restricted Parties in connection with such Acquisition.

         "Qualifying Restricted Parties" means, as at any time, the Restricted Parties other than any Restricted Party that (a) is not an Obligor at such time or (b) does not participate in the Cash Management Program at such time; provided that for purposes of the definition of "EBITDA" Placard Pty Ltd. shall be deemed a Qualifying Restricted Party.

         "Quarterly Dates" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

         "Reference Lenders" means The Bank of Nova Scotia and The Toronto-Dominion Bank.

         "Register" has the meaning specified in Section 11.06(c).

         "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Required Lenders" means at any time Lenders having outstanding Advances and unused Commitments representing more than 66-2/3% of the sum of the total outstanding Advances and unused Commitments at such time. "Required Lenders" of a Class means at any time Lenders having outstanding Advances and unused Commitments of such Class representing more than 66-2/3% of the sum of the total outstanding Advances and unused Commitments of such Class at such time.

         "Requirement of Law" means, as to any Person, the charter, by-laws and other organization documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such person or any of its property is subject.

         "Responsible Officer" means, as to any Borrower, any of the Chief Executive Officer, Chief Financial Officer, Senior Vice President-Finance or Treasurer of such Borrower or, in the event of any change in title of any such officer, the senior officer of such Borrower equivalent in responsibility and title to such officer.

         "Restricted Parties" means, collectively, (a) MDC Partners and its Subsidiaries (other than the Immaterial Subsidiaries) and (b) the
Minority-Owned Obligors.

         "Restricted Party Purchase Agreement" means (a) as of the date hereof, each of the purchase or similar agreements described in Schedule 19 hereto and
(b) all purchase or similar agreements in relation to Persons that become Subsidiaries after the date hereof.

         "Restricted Party Shareholder Agreement" means (a) as of the date hereof, each of the shareholder, operating, membership, limited liability or other similar agreements described in Schedule 17 hereto and (b) all shareholder, operating, membership, limited liability or other similar agreements between the Shareholders of all Persons that become Subsidiaries after the date hereof, in each case, together with all amendments, supplements, restatements and replacements thereof and thereto made in accordance with this Agreement.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of Capital Stock of any Restricted Party, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Capital Stock or any option, warrant or other right to acquire any such shares of Capital Stock (including payments in respect of Capital Stock pursuant to Issuer Bids).

         "Revolving Credit Advances" means, collectively, the Canadian Revolving Credit Advances and the U.S. Revolving Credit Advances.

         "Revolving Credit Borrowings" means, collectively, the Canadian Revolving Credit Borrowings and the U.S. Revolving Credit Borrowings.

         "Revolving Credit Exposure" means, collectively, Canadian Revolving Credit Exposure and U.S. Revolving Credit Exposure.

         "Revolving Credit Lenders" means, collectively, the Canadian Revolving Credit Lenders and the U.S. Revolving Credit Lenders.

         "S&P" means Standard & Poor's Ratings Services.

         "Schedule I Canadian Bank" means a Schedule I Canadian bank under the Bank Act (Canada).

         "Schedule II Canadian Bank" means a Schedule II Canadian bank under the Bank Act (Canada).

         "Schedule III Authorized Foreign Bank" means an "authorized foreign bank" under Schedule III of the Bank Act (Canada).

         "Schedule 3" means Schedule 3 hereto and made a part hereof, which
Schedule 3 sets forth certain terms and conditions relating to Bankers' Acceptances and BA Equivalent Advances.

         "Secured Parties" means, collectively, the Lenders, the Agents and any affiliate of any Lender under any Swap Agreement or Cash Management Agreement to which such affiliate is a party with a Borrower.

         "Secure Products Business" means the business with respect to the providing of security products and services in the primary areas of electronic transaction products, secured ticketing products, and stamps.

         "Securities Act" means the Securities Act of 1933.

         "Security Documents" means, collectively, the U.S. Security Documents, the Canadian Security Documents, the Australian Security Documents, the other Non-U.S. Security Documents, the Intellectual Property Security Documents and any other security agreement, assignment, pledge, mortgage or other instrument executed and delivered on the Effective Date, or thereafter from time to time, by the Obligors pursuant to this Agreement or any of the other Loan Documents.

         "Shareholder" means the holder or owner of any Capital Stock.

         "Solvent" means, with respect to any Person on a particular date, that on such date (a) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would be unreasonably small in relation to such business or such transaction.

         "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with U.S. GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified herein, "Subsidiary" refers to a Subsidiary of MDC Partners. For purposes of Article V, "Subsidiary" shall be deemed to include the Minority-Owned Obligors.

         "Subsidiary Borrowers" means Maxxcom Canada and Maxxcom U.S.

         "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of MDC Partners or any of its Subsidiaries shall be a Swap Agreement.

         "Sweep Balance" means, at any time, the collected cash balance in the Master Account at such time.

         "Sweep Threshold Amount" has the meaning specified in Section 2.08(b).

         "Swingline Advance" means, as applicable, a Canadian Swingline Advance or a U.S. Swingline Advances.

         "Swingline Borrowing" means a borrowing consisting of a Swingline Advance made by a Swingline Lender.

         "Swingline Lender" means, as applicable, the Canadian Swingline Lender or the U.S. Swingline Lender.

         "Taxes" has the meaning specified in Section 2.16(a).

         "Test Period" means, as at any date, the period of four consecutive calendar quarters ending on or most recently ended prior to such date.

         "Total Debt" means, at any time, the aggregate (without duplication) of all Debt of the Restricted Parties at such time; provided that for purposes of calculating Total Debt, Debt shall not include any Debt of the type referred to in clause (ii) of the second sentence of such definition.

         "Total Debt Ratio" means, at any date, the ratio of (a) Total Debt on such date to (b) EBITDA for the Test Period ending on or most recently ended prior to such date.

         "Type" shall have the meaning specified in the definitions of "Canadian Revolving Credit Advance" and "U.S. Revolving Credit Advance" in this
Section 1.01.

         "U.S. Administrative Agent" means JPMCB, in its capacity as administrative agent for the U.S. Revolving Credit Lenders.

         "U.S. Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of (a) the U.S. Prime Rate and (b) the Federal Funds Rate plus 0.50% per annum.

         "U.S. Base Rate Advances" means Advances that bear interest at rates based upon the U.S. Base Rate as provided in Section 2.09(a)(iv).

         "U.S. Borrowers" means MDC Partners and Maxxcom U.S., each as a borrower under the U.S. Revolving Credit Commitments.

         "U.S. Dollar Equivalent" means with respect to any Borrowing denominated in Canadian Dollars, the amount of U.S. Dollars that would be required to purchase the amount of Canadian Dollars of such Borrowing on the date two Business Days prior to the date of such Borrowing (or, in the case of any determination made under Section 2.12(c) on the date of determination therein referred to), based upon the spot selling rate at which the Canadian Administrative Agent offers to sell Canadian Dollars for U.S. Dollars in the Toronto foreign exchange market at approximately 11:00 a.m., Toronto time, for delivery two Business Days later.

         "U.S. Dollars" or "U.S. $" refers to lawful money of the United States of America.

         "U.S. GAAP" means generally accepted accounting principles in the United States of America.

         "U.S. Issuing Bank" means JPMCB, in its capacity as issuer of U.S. Letters of Credit hereunder, or such other Lender as MDC Partners may from time to time select as the U.S. Issuing Bank hereunder pursuant to Section 2.04(f). The U.S. Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any of its branches or Affiliates, in which case the term "U.S. Issuing Bank" shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate.

         "U.S. Lending Office" means, with respect to any Lender, the office of such Lender specified as its "U.S. Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Assumption pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to MDC Partners and the U.S. Administrative Agent.

         "U.S. Letter of Credit Exposure" means, at any time, the sum of (a) the aggregate Available Amount of all outstanding U.S. Letters of Credit at such time plus (b) the aggregate amount of all disbursements under U.S. Letters of Credit that have not yet been reimbursed by or on behalf of a U.S. Borrower at such time. The U.S. Letter of Credit Exposure of any U.S. Revolving Credit Lender at any time shall be its Applicable Percentage of the total U.S. Letter of Credit Exposure at such time.

         "U.S. Letters of Credit" has the meaning specified in Section 2.04(a).

         "U.S. Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the U.S. Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "U.S. Revolving Credit Advance" means a loan by a U.S. Revolving Credit Lender to a U.S. Borrower as part of a U.S. Revolving Credit Borrowing and refers to a U.S. Base Rate Advance denominated in U.S. Dollars or a Eurodollar Rate Advance, each of which shall be a "Type" of U.S. Revolving Credit Advance.

         "U.S. Revolving Credit Borrowing" means a borrowing consisting of simultaneous U.S. Revolving Credit Advances of the same Type made by each of the U.S. Revolving Credit Lenders pursuant to Section 2.01(a)(ii).

         "U.S. Revolving Credit Commitment" means, as to each U.S. Revolving Credit Lender, the obligation of such U.S. Revolving Credit Lender to make U.S. Revolving Credit Advances, and to make or acquire participations in U.S. Swingline Advances and U.S. Letters of Credit hereunder (expressed as the maximum aggregate amount of such U.S. Revolving Credit Lender's U.S. Revolving Credit Advances and participations in U.S. Swingline Advances and U.S. Letters of Credit), in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such U.S. Revolving Credit Lender on Schedule 1 hereto under the caption "U.S. Revolving Credit Commitment" or, in the case of a Person that becomes a U.S. Revolving Credit Lender pursuant to an assignment permitted under Section 11.06, as specified in the Register (as such U.S. Revolving Credit Commitment may be reduced or increased from time to time pursuant hereto). The original aggregate principal amount of the U.S. Revolving Credit Commitments is U.S. $90,000,000.

         "U.S. Revolving Credit Exposure" means at any time, the aggregate principal amount of the U.S. Revolving Credit Advances and U.S. Swingline Advances, together with the aggregate U.S. Letter of Credit Exposure, outstanding at such time.

         "U.S. Revolving Credit Lender" means a Lender with a U.S. Revolving Credit Commitment or, if the U.S. Revolving Credit Commitments have terminated or expired, a Lender holding a U.S. Revolving Credit Exposure.

         "U.S. Revolving Credit Note" means a promissory note of a U.S. Borrower payable to the order of any U.S. Revolving Credit Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of such U.S. Borrower to such U.S. Revolving Credit Lender resulting from the U.S. Revolving Credit Advances made by such U.S. Revolving Credit Lender to U.S. Borrower.

         "U.S. Security Documents" means, collectively, the Guarantee and Security Agreement and any other security agreement, assignment, pledge, mortgage or other instrument executed and delivered on the Effective Date pursuant to Section 4.01, or thereafter from time to time pursuant to this Agreement, by any Obligor in respect of Liens on its assets in the United States.

         "U.S. Subsidiary" means any Subsidiary of MDC Partners other than a Non-U.S. Subsidiary.

         "U.S. Swingline Advance" means an Advance made by the U.S. Swingline Lender pursuant to Section 2.03(a).

         "U.S. Swingline Lender" means JPMCB, in its capacity as lender of U.S. Swingline Advances hereunder, or such other Lender as MDC Partners may from time to time select as the U.S. Swingline Lender hereunder pursuant to Section 2.03(c).

         "Wholly Owned Subsidiary" means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which all of the Capital Stock thereof (other than directors' or similar qualifying shares) are directly or indirectly owned or Controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. Unless otherwise specified herein, "Wholly Owned Subsidiary" refers to a Wholly Owned Subsidiary of MDC Partners.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

         SECTION 1.03. GAAP; Changes in Accounting Treatment. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with U.S. GAAP, as in effect from time to time; provided that, if MDC Partners notifies the U.S. Administrative Agent that MDC Partners requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in U.S. GAAP or in the application thereof on the operation of such provision (or if the U.S. Administrative Agent notifies MDC Partners that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in U.S. GAAP or in the application thereof, then such provision shall be interpreted on the basis of U.S. GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

         SECTION 1.04. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any reference to any law, statute, rule or regulation shall be construed as referring to the same as may have been, or may from time to time be, amended.

         SECTION 1.05. Currency Equivalents. For purposes of determining at any time (a) whether the amount of any Revolving Credit Borrowing of any Class, together with all other Borrowings (and, if applicable, Letter of Credit Exposure) of such Class then outstanding or to be borrowed at the same time as such Borrowing, would exceed the aggregate amount of the Commitments of such Class, (b) the aggregate unutilized amount of the Commitments of such Class and (c) the outstanding aggregate principal amount of Borrowings (and, if applicable, Letter of Credit Exposure) of such Class, the outstanding principal amount of any Borrowing that is denominated in Canadian Dollars shall be deemed to be the U.S. Dollar Equivalent of the amount of Canadian Dollars of such Borrowing determined as of such time. Wherever in this Agreement in connection with a Borrowing or Advance an amount, such as a required minimum or multiple amount, is expressed in U.S. Dollars, but such Borrowing or Advance is denominated in Canadian Dollars, such amount shall be the Canadian Dollar Equivalent of such U.S. Dollar amount (rounded to the nearest Cdn $1,000).

         SECTION 1.06. Interest Act (Canada). For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.


                                   ARTICLE II

              AMOUNTS AND TERMS OF ADVANCES AND LETTERS OF CREDIT

                  SECTION 2.01.  The Advances.

                  (a) The Revolving Credit Advances. The Revolving Credit Lenders severally agree to make Revolving Credit Advances as follows:

                  (i) Each Canadian Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make Canadian Revolving Credit Advances to the Canadian Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding such Canadian Revolving Credit Lender's Canadian Revolving Credit Commitment, provided that in no event shall any Canadian Revolving Credit Advances be made if, after giving effect thereto, (x) the aggregate Canadian Revolving Credit Exposure would exceed the aggregate amount of the Canadian Revolving Credit Commitments or (y) the aggregate principal amount of the Canadian Revolving Credit Advances, together with the aggregate Canadian Letter of Credit Exposure, would exceed U.S. $9,500,000. Canadian Revolving Credit Advances may be made as Canadian Base Rate Advances or Eurodollar Rate Advances in U.S. Dollars or Canadian Prime Rate Advances in Canadian Dollars or by means of the creation and discount of Bankers' Acceptances in Canadian Dollars on the terms and conditions provided for herein and in Schedule 3 hereto (or, alternatively, by means of BA Equivalent Advances as provided in said
         Schedule 3), all as more particularly described herein.

                  (ii) Each U.S. Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make U.S. Revolving

         Credit Advances to the U.S. Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding such U.S. Revolving Credit Lender's U.S. Revolving Credit Commitment, provided that in no event shall any U.S. Revolving Credit Advances be made if, after giving effect thereto, the aggregate U.S. Revolving Credit Exposure would exceed the aggregate amount of the U.S. Revolving Credit Commitments. U.S. Revolving Credit Advances may be made as U.S. Base Rate Advances or Eurodollar Rate Advances in U.S. Dollars, all as more particularly described herein.

         SECTION 2.02.  Making the Advances.

                  (a) Requests for Revolving Credit Borrowing. Each Revolving Credit Borrowing shall be made on notice, given not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing (in the case of a Revolving Credit Borrowing to consist of Eurodollar Rate Advances), or by 11:00 a.m. (New York City time) on the Business Day prior to the date of the proposed Revolving Credit Borrowing (in the case of a Revolving Credit Borrowing to consist of Base Rate Advances and Canadian Prime Rate Advances), by the applicable Borrower to the applicable Administrative Agent, which shall give to the respective Revolving Credit Lenders prompt notice thereof. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall be by telecopier, confirmed immediately in writing, in substantially the form of Exhibit B-1 hereto, specifying therein:

                  (i) the Borrower that is requesting such Revolving Credit Borrowing and the Class of Commitments under which such Revolving Credit Borrowing is to be made;

                  (ii)  the date of such Revolving Credit Borrowing;

                  (iii) the Type of Revolving Credit Advances comprising such Revolving Credit Borrowing;

                  (iv) the aggregate amount of such Revolving Credit Borrowing and the Currency thereof (except that Base Rate Advances must be denominated in U.S. Dollars and Canadian Prime Rate Advances must be denominated in Canadian Dollars);

                  (v) in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, the initial Interest Periods for such Advances; and

                  (vi) the account of the applicable Borrower into which the proceeds of such Revolving Credit Borrowing are to be transferred or deposited.

Each applicable Revolving Credit Lender shall on the date of each such Revolving Credit Borrowing to be made by it, before 11:00 a.m. (New York City time), in the case of a Revolving Credit Borrowing to consist of Eurodollar Rate Advances, and before 1:00 p.m. (New York City time), in the case of a Revolving Credit Borrowing to consist of Base Rate Advances, make available for the account of its Applicable Lending Office by deposit to the applicable Administrative Agent's Account for the applicable Currency, in same day funds, such Revolving Credit Lender's ratable portion of such Revolving Credit Borrowing. After the applicable Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV, such Administrative Agent will make such funds available to the applicable

Borrower at the account designated by the Borrower in the applicable Notice of Revolving Credit Borrowing. The provisions of this subsection (a) shall not be applicable to Bankers' Acceptances or BA Equivalent Advances, which shall be subject to the notice requirements set forth in paragraph (a) of Schedule 3 hereto.

                  (b) Requests for Swingline Borrowing. With respect only to U.S. Swingline Advances, each Swingline Borrowing shall be made on notice, given not later than 11:00 a.m. (New York City time) on the day of the proposed Swingline Borrowing, by the applicable Borrower to the U.S. Administrative Agent, which shall give to the U.S. Swingline Lender prompt notice thereof. Each such notice of a Swingline Borrowing (a "Notice of Swingline Borrowing") shall be by telecopier, confirmed immediately in writing, in substantially the form of Exhibit B-2 hereto, specifying therein (i) the Borrower that is requesting such Swingline Borrowing, (ii) the date of such Swingline Borrowing,
(iii) the aggregate amount of such Swingline Borrowing; and (iv) the account of the applicable Borrower into which the proceeds of such Swingline Borrowing are to be transferred or deposited. The U.S. Swingline Lender shall on the date of each such Swingline Borrowing to be made by it, before 1:00 p.m. (New York City time), make available for the account of its Applicable Lending Office to the U.S. Administrative Agent's account, in same day funds, the U.S. Swingline Lender's ratable portion of such Swingline Borrowing. After the U.S. Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV, the U.S. Administrative Agent will make such funds available to the applicable Borrower at the account designated by the Borrower in the applicable Notice of Swingline Borrowing.

                  (c) Suspension of Eurodollar Borrowings. Anything herein to the contrary notwithstanding, no Borrower may select Eurodollar Rate Advances for any Borrowing if the obligation of the applicable Lenders to make Eurodollar Rate Advances to such Borrower shall then be suspended pursuant to
Section 2.10 or 2.13.

                  (d) Requests Binding. Each Notice of Revolving Credit Borrowing and Notice of Swingline Borrowing shall be binding on the applicable Borrowers. In the case of any Borrowing that the related Notice of Revolving Credit Borrowings specifies is to consist of Eurodollar Rate Advances, the applicable Borrower shall indemnify each applicable Lender against any loss, cost or expense (excluding loss of anticipated profits) incurred by such Lender as a result of any revocation of such Notice of Revolving Credit Borrowings by the respective Borrower or any failure to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Borrowing the applicable conditions set forth in Article IV, including any loss, cost or expense (excluding loss of anticipated profits) incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such revocation or failure, is not made on such date.

                  (e) Presumption by Administrative Agents. Unless the applicable Administrative Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing (in the case of a Revolving Credit Borrowing to consist of Eurodollar Rate Advances) and not later than 12:00 noon (New York City time) on the Business Day of the proposed Revolving Credit Borrowing (in the case of a Revolving Credit Borrowing to consist of Base Rate Advances, or the proceeds of the discount and sale of Bankers' Acceptances) that such Lender will not make available to such Administrative Agent such Lender's ratable portion of such Borrowing, such Administrative Agent may assume that such Lender has made such portion available to such Administrative Agent on the date of such Borrowing in accordance with subsection (a), (b) or (c), as applicable, of this Section 2.02, and such

Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount; provided that nothing in this subsection (f) shall be construed to relieve any Lender from any obligation hereunder to make available to such Administrative Agent its ratable portion of such Borrowing in accordance with said subsection (a), (b) or (c), as applicable. If and to the extent that such Lender shall not have so made such ratable portion available to such Administrative Agent, such Lender and the relevant Borrower severally agree to repay to such Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the relevant Borrower until the date such amount is repaid to such Administrative Agent, at
(i) in the case of such Borrower, the interest rate applicable at such time to the Advances comprising such Borrowing and (ii) in the case of such Lender, the greater of (x) the Federal Funds Rate (if such Advance is denominated in U.S. Dollars) or the equivalent rate for such Currency for overnight interbank overdrafts (in the case of any other Currency) and (y) a rate reasonably determined by the relevant Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to such Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (f) Obligations Several. The failure of any Lender to make the Advance to be made by it as part of any applicable Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any applicable Borrowing.

                  SECTION 2.03.  Swingline Advances.

                  (a) Making of Swingline Advances. In addition to the Revolving Credit Advances provided for in Section 2.01(a)(i), the Canadian Swingline Lender shall make Canadian Swingline Advances to the Canadian Borrowers in Canadian Dollars or U.S. Dollars from time to time on any Business Day during the Availability Period, provided that in no event shall the Canadian Swingline Lender be required to make any Canadian Swingline Advance if, after giving effect thereto, the aggregate principal amount of all Canadian Swingline Advances would exceed U.S. $500,000. Within the limits set forth above in effect from time to time, the Canadian Borrowers may borrow, repay and reborrow Canadian Swingline Advances. No Canadian Swingline Advance shall be made as, or Converted into, a Eurodollar Rate Advance or Bankers' Acceptance Advance.

                  In addition to the Revolving Credit Advances provided for in
Section 2.01(a)(ii), the U.S. Swingline Lender shall make U.S. Swingline Advances to the U.S. Borrowers in U.S. Dollars from time to time on any Business Day during the Availability Period, provided that (i) in no event shall the U.S. Swingline Lender be required to make any U.S. Swingline Advance if, after giving effect thereto, either the aggregate U.S. Revolving Credit Exposure would exceed the aggregate amount of the U.S. Revolving Credit Commitments or the aggregate principal amount of all Swingline Advances would exceed U.S. $10,000,000 and (ii) U.S. Swingline Advances shall also be made as provided in clause (ii) of the last paragraph of Section 2.08(b). Within the limits set forth above in effect from time to time, the U.S. Borrowers may borrow, repay and reborrow U.S. Swingline Advances. No U.S. Swingline Advance shall be made as, or Converted into, a Eurodollar Rate Advance.

                  (b) Participations by Lenders in Swingline Advances. The Swingline Lender of either Class may by written notice given to the applicable Administrative Agent not later than 10:00 a.m. on any Business Day require the Revolving Credit Lenders of such Class to acquire participations on such Business Day in all or a portion of the Swingline Advances of such Class outstanding at such time. Such notice to such Administrative Agent shall specify the aggregate amount of Swingline Advances in which the Revolving Credit Lenders of the applicable Class will participate. Promptly upon receipt of such notice, such Administrative Agent will give notice thereof to each Revolving Credit Lender of such Class, specifying in such notice such Revolving Credit Lender's ratable portion of such Swingline Advance or Advances. Each Revolving Credit Lender of such Class hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this subsection (b), to pay to such Administrative Agent, for account of such Swingline Lender, such Revolving Credit Lender's ratable portion of such Swingline Advance or Advances. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in such Swingline Advances pursuant to this subsection (b) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender of such Class shall comply with its obligation under this subsection (b) by wire transfer of immediately available funds, in the same manner as provided in Section 2.02 with respect to Advances made by such Revolving Credit Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of such Revolving Credit Lenders), and such Administrative Agent shall promptly pay to such Swingline Lender the amounts so received by it from such Revolving Credit Lenders.

                  The applicable Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Advance acquired pursuant to this subsection (b), and thereafter payments in respect of such Swingline Advance shall be made to such Administrative Agent and not to such Swingline Lender. Any amounts received by such Swingline Lender from a Borrower (or other party on behalf of such Borrower) in respect of a Swingline Advance after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to such Administrative Agent; any such amounts received by such Administrative Agent shall be promptly remitted by such Administrative Agent to the Revolving Credit Lenders of the Class that shall have made their payments pursuant to this subsection (b) and to such Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Advance pursuant to this subsection (b) shall not relieve the applicable Borrower of any default in the payment thereof.

                  (c) Replacement of Swingline Lender. MDC Partners may at any time, and from time to time, request that the then-current Swingline Lender of either Class be replaced with another Lender of such Class hereunder designated by MDC Partners and reasonably satisfactory to such Administrative Agent. Any such replacement shall be effected pursuant to a written instrument, in form and substance satisfactory to such Administrative Agent, under which such new Lender agrees to become the "Canadian Swingline Lender" or "U.S. Swingline Lender", as applicable, hereunder, and the predecessor Swingline Lender of such Class is relieved of all of its obligations hereunder as the "Swingline Lender" of such Class, provided that in no event shall any such replacement occur unless the principal of and interest on all of the Swingline Advances of the predecessor Swingline Lender shall have been paid in full.

                  SECTION 2.04.  Letters of Credit.

                  (a) Issuance of Letters of Credit, Etc. The Canadian Borrowers may, from time to time on any Business Day during the period from and including the Effective Date until the date five Business Days prior to the Commitment Termination Date, request the Canadian Issuing Bank to issue, on the terms and conditions hereinafter set forth and, upon such request and subject to such terms and conditions, the Canadian Issuing Bank shall issue, letters of credit (the "Canadian Letters of Credit") for the account of the applicable Canadian Borrower. Canadian Letters of Credit shall be issued in Canadian Dollars or U.S. Dollars, as specified by the applicable Canadian Borrower.

                  The U.S. Borrowers may, from time to time on any Business Day during the period from and excluding the Effective Date until the date five Business Days prior to the Commitment Termination Date, request the U.S. Issuing Bank to issue, on the terms and conditions hereinafter set forth and, upon such request and subject to such terms and conditions, the U.S. Issuing Bank shall issue, letters of credit (the "U.S. Letters of Credit") for the account of the applicable U.S. Borrower. U.S. Letters of Credit shall be issued in U.S. Dollars.

                  The issuance of Letters of Credit as provided above shall be subject to the following additional conditions:

                  (i) the aggregate Available Amount of all Letters of Credit shall not at any time exceed U.S. $5,000,000, provided that in no event shall any Letter of Credit be issued under any Class if, after giving effect thereto, the aggregate Revolving Credit Exposure of such Class would exceed the aggregate amount of the Commitments of such Class; and

                  (ii) no Letter of Credit shall have an expiration date later than, or shall permit the account party or the beneficiary to request the renewal thereof to a date beyond, the earlier of (x) the date one year after the issuance thereof and (y) the date five Business Days prior to the Commitment Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in the foregoing subclause (y)).

On each day during the period commencing with the issuance by an Issuing Bank of any Letter of Credit of any Class and until such Letter of Credit shall have been drawn in full or expired or been terminated, the Commitment of such Class of each Revolving Credit Lender of such Class shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Revolving Credit Lender's Applicable Percentage of the then Available Amount of such Letter of Credit.

                  (b) Request for Issuance.

                  (i) Notices of Issuance. Each Letter of Credit shall be issued upon notice, given not later than 1:00 p.m. (New York City time) three Business Days prior to the date of the proposed issuance of such Letter of Credit, by the applicable Borrower to the applicable Issuing Bank and the applicable Administrative Agent. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be irrevocable and shall be made in writing, specifying therein (A) the Class of Letter of Credit to be issued, (B) the requested date of such issuance (which shall be a Business Day), (C) the Available Amount requested for such Letter of Credit, (D) the expiration date of such Letter of Credit, (E) the name and address of the beneficiary of such Letter of Credit and (F) the form of such Letter of Credit, together with a description of the nature of the transactions or obligations proposed to be supported thereby. If the requested form of such Letter of Credit is acceptable to the respective Issuing Bank in its discretion, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article IV, make such Letter of Credit available to the applicable Borrower at the office of the applicable Administrative Agent referred to in Section 11.02 or as otherwise agreed with such Borrower in connection with such issuance.

                  (ii) Reports by Issuing Banks. Each Issuing Bank will advise the applicable Administrative Agent promptly (but in any event within one Business Day) following any issuance, expiration or termination of, or any drawing under, any Letter of Credit.

                  (c) Drawing and Reimbursement.

                  (i) Reimbursement Upon Drawings, Etc. The payment by an Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of an advance to the applicable Borrower in the amount of such payment, which such Borrower agrees to repay on the day of such drawing, together with interest from the date of such drawing until such repayment in full at the rates provided for herein, provided that, unless such Borrower notifies the applicable Administrative Agent otherwise, (A) if at the time of any such drawing the Commitments of the applicable Class have not been terminated, such Borrower shall be deemed to have requested (x) for any Canadian Borrower, the Canadian Prime Rate Advances (if such Letter of Credit is denominated in Canadian Dollars) or Canadian Base Rate Advances (if such Letter of Credit is denominated in U.S. Dollars) or (y) for any U.S. Borrower, U.S. Base Rate Advances, as applicable, from the Revolving Credit Lenders of such Class in an aggregate amount equal to such drawing (and each such Revolving Credit Lender agrees to make a Revolving Credit Advance in an aggregate amount equal to the amount of such Revolving Credit Lender's Applicable Percentage of such amount), and such deemed Base Rate Advances shall bear interest as provided in
         Section 2.09(a)(i) or 2.09(a)(iv), as applicable, and such deemed Canadian Prime Rate Advances shall bear interest as provided in
         Section 2.09(a)(ii) and (B) if at the time of any such drawing the Commitments of such Class have been terminated, or such Borrower notifies such Administrative Agent that it does not wish to borrow a Revolving Credit Advance as provided above, then, if such Borrower shall not make such payment on the day of such drawing, such unpaid amount shall bear interest (payable on demand) from such Business Day until so paid in full at the rate applicable to overdue amounts under
         Section 2.09(b) (and each Revolving Credit Lender of such Class shall, if requested by such Issuing Bank pursuant to clause (ii) below, make available to such Issuing Bank its respective Applicable Percentage of such amount).

                  (ii) Reimbursement From Revolving Credit Advances. Without limiting the obligations of the Borrowers hereunder, upon demand by an Issuing Bank through the applicable Administrative Agent, each Revolving Credit Lender of the applicable Class shall make Revolving Credit Advances of such Class in an aggregate amount (or, in the circumstances described in clause (i)(B) above, shall make available to such Issuing Bank an aggregate amount) equal to the amount of such Revolving Credit Lender's Applicable

         Percentage of such advance by such Issuing Bank by making available for the account of its Applicable Lending Office to the applicable Administrative Agent for the account of such Issuing Bank, by deposit to such Administrative Agent's Account for the applicable Currency, in same day funds, an amount equal to the sum of (A) its Applicable Percentage of the outstanding principal amount of such advance plus
         (B) interest accrued and unpaid to and as of such date on the outstanding principal amount of such advance. Each Revolving Credit Lender of the applicable Class agrees to make such Revolving Credit Advances on the Business Day on which demand therefor is made by such Issuing Bank through such Administrative Agent (provided that notice of such demand is given not later than 12:00 noon (New York City time) on such Business Day) or (if notice of such demand is given after such time) the first Business Day next succeeding such demand.

                  (iii) Interest Upon Failure to Make Revolving Credit Advances. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Revolving Credit Advance available to the applicable Administrative Agent for the account of the applicable Issuing Bank as provided in clause (ii) above, such Revolving Credit Lender agrees to pay to such Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the applicable Issuing Bank until the date such amount is paid to such Administrative Agent, at the rate of interest at which the applicable Borrower is obligated to pay interest on such advance hereunder.

                  (iv) Obligations of Revolving Credit Lenders Absolute. The Revolving Credit Advances provided for in this Section 2.04(c) shall be made by the Revolving Credit Lenders of the applicable Class irrespective of whether there has occurred and is continuing any Default or whether any other condition precedent specified in Article IV has been satisfied, and the obligation of each such Revolving Credit Lender to make such Revolving Credit Advances is absolute and unconditional.

                  (d) Obligations of Borrowers Absolute. The obligations of the Borrowers under this Agreement and any other Letter of Credit Related Document shall, to the extent permitted by law, be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Letter of Credit Related Documents under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.04, constitute a legal or equitable discharge of such Borrower's obligations hereunder.

                  Neither the applicable Administrative Agent nor the applicable Issuing Bank shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumtances referred to in the preceding paragraph), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that nothing in this subsection (d) shall be construed to excuse such Issuing Bank from liability to the applicable Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank's gross negligence or willful misconduct in honoring or refusing to honor a draft under a Letter of Credit or in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, subject to the proviso in the immediately preceding sentence:

                  (i) an Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

                  (ii) an Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

                  (iii) this sentence shall establish the standard of care to be exercised by an Issuing Bank when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

                  (e) No Responsibility to Third Parties. Neither any Administrative Agent nor any Revolving Credit Lender or Issuing Bank shall have any responsibility as to the application or use of any Letter of Credit.

                  (f) Replacement of an Issuing Bank. Any Issuing Bank of either Class may be replaced at any time by written agreement between MDC Partners, the applicable Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank (which shall be a Lender under such Class). The applicable Administrative Agent shall notify the Revolving Credit Lenders of the applicable Class of any such replacement of the Issuing Bank of such Class. At the time any such replacement shall become effective, the applicable Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank pursuant to Section 2.06(b) and 2.06(c). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to include such successor or any previous Issuing Bank, or such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (g) Continuation of Existing Letter of Credit. Subject to the terms and conditions hereof, the Existing Letter of Credit shall be deemed to be continued hereunder by the Canadian

Issuing Bank of such Letter of Credit, and as of the Effective Date the Canadian Revolving Credit Lenders shall acquire a participation interest therein as if such letter of credit were originally issued hereunder, and such letter of credit shall be deemed a Canadian Letter of Credit for all purposes hereunder as of the Effective Date.

                  SECTION 2.05.  Terms of Revolving Credit Advances.

                  (a) Minimum Amounts. Each Revolving Credit Borrowing (other than a Swingline Borrowing) shall be in an aggregate amount of (i) U.S. $5,000,000 (in the case of a Eurodollar Rate Advance to a U.S. Borrower), (ii) U.S. $5,000,000 (in the case of a Eurodollar Rate Advance to a Canadian Borrower), (iii) U.S. $1,000,000 (in the case of U.S. Base Rate Advances) and
(iv) U.S. $1,000,000 (in the case of Canadian Base Rate Advances) or Cdn $1,000,000 (in the case of Canadian Prime Rate Advances), or in each case a multiple of U.S. $1,000,000 or Cdn $1,000,000, as applicable, in excess thereof; provided that (x) a Revolving Credit Borrowing of Base Rate Advances or Canadian Prime Rate Advances may be in an aggregate amount that is equal to the entire unused balance of the Commitments of the applicable Class, and a Revolving Credit Borrowing of a Class that is required to finance the reimbursement of a drawing under a Letter of Credit of such Class as contemplated by Section 2.04(c)(ii) may be in an amount equal to such drawing and (y) any Borrowing in an aggregate amount less than U.S. $5,000,000 (in the case of U.S. Dollar Advances) or Cdn $1,000,000 (in the case of Canadian Dollar Advances) shall consist solely of Base Rate Advances or Canadian Prime Rate Advances, as applicable. In addition, each Revolving Credit Borrowing made under a Commitment of either Class shall consist of Revolving Credit Advances of such Class and of the same Type and having the same Interest Period made on the same day by the Revolving Credit Lenders of such Class. Swingline Advances shall be in an aggregate amount of U.S. $500,000 or a multiple of U.S. $100,000 in excess thereof, in the case of U.S. Swingline Advances, or Cdn $500,000 or a multiple of Cdn $100,000 in excess thereof, in the case of Canadian Swingline Advances. The provisions of this subsection (a) shall not be applicable to Bankers' Acceptances or BA Equivalent Advances, which shall be issued in the denominations provided in Schedule 3 hereto.

                  (b) Advances Made Ratably. The Revolving Credit Advances of any Class shall be made by the Revolving Credit Lenders of such Class ratably according to the respective Commitments of such Class under which such Revolving Credit Advances are made.

                  (c) Borrowings and Repayments. Within the limits described in
Section 2.01(a), 2.03(a) and 2.04, the Borrowers may borrow Revolving Credit Borrowings (including Bankers' Acceptance Advances) and Swingline Borrowings, and/or obtain the issuance of Letters of Credit, prepay pursuant to Section
2.12 and, during the Availability Period, reborrow Revolving Credit Borrowings and Swingline Borrowings, and request the issuance of additional Letters of Credit.

                  SECTION 2.06. Commitment Fees and Letter of Credit Commissions, Etc.

                  (a) Commitment Fees. The Canadian Borrowers agree to pay to the Canadian Administrative Agent for the account of the Canadian Revolving Credit Lenders a commitment fee in U.S. Dollars at a rate per annum equal to the Applicable Rate on the aggregate unused amount of the respective Revolving Credit Lenders' Canadian Revolving Credit Commitments from and including the Effective Date to but excluding the date on which the Commitments terminate. The U.S. Borrowers agree to pay to the U.S. Administrative Agent for the account of the U.S. Revolving Credit Lenders a commitment fee in U.S. Dollars at a rate per annum equal to the Applicable Rate on the aggregate unused amount of the respective Revolving Credit Lenders' U.S. Revolving Credit Commitments from and including the Effective Date to but excluding the date on which the Commitments terminate. For purposes hereof, outstanding Swingline Advances of either Class shall not constitute usage of the Commitments of such Class. Commitment fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date, and on the date on which the Commitments terminate.

                  (b) Letter of Credit Fees and Commissions. Each Borrower for the account of which a Letter of Credit is issued hereunder shall pay to the applicable Administrative Agent in U.S. Dollars (i) for the account of the respective Issuing Bank that issues such Letter of Credit, a fronting fee in an amount equal to 0.125% per annum on the face amount of each Letter of Credit and (ii) for the account of each Revolving Credit Lender of the applicable Class, a commission on such Lender's Applicable Percentage of the average daily aggregate Available Amount of all Letters of Credit of such Class outstanding from time to time at a rate per annum equal to the Applicable Rate in respect of Revolving Credit Eurodollar Rate Advances in effect from time to time. The fees described in this subsection (b) accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand and shall be calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day.

                  (c) Letter of Credit Expenses. Each Borrower shall pay to the applicable Issuing Bank, for its own account, such issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of the Letters of Credit as such Issuing Bank normally charges in respect of the issuance and administration of similar letters of credit.

               SECTION 2.07.  Termination, Reduction or Increase of Commitments.

                  (a) Mandatory Reduction. Unless previously terminated, the Commitments of each Revolving Credit Lender shall be automatically reduced to zero at 5:00 p.m. (New York City time) on the Commitment Termination Date.

                  (b) Optional Reduction. MDC Partners shall have the right, upon at least three Business Days' notice to the U.S. Administrative Agent, to terminate in whole or reduce in part the Commitments made available to the Borrowers, provided that (i) the aggregate amount of the Canadian Revolving Credit Commitments of the Canadian Revolving Credit Lenders shall not be reduced to an amount which is less than the aggregate principal or face amount of the Canadian Revolving Credit Exposure then outstanding; (ii) the aggregate amount of the U.S. Revolving Credit Commitments of the U.S. Revolving Credit Lenders shall not be reduced to an amount which is less than the aggregate principal or face amount of the U.S. Revolving Credit Exposure then outstanding; (iii) each partial reduction shall be in an aggregate amount of U.S. $1,000,000 (in the case of the U.S. Revolving Credit Commitments) or Cdn $1,000,000 (in the case of the Canadian Revolving Credit Commitments), or a multiple of U.S. $1,000,000 or Cdn $1,000,000, as applicable, in excess thereof; and (iv) any such reductions shall be applied to the Commitments of the Revolving Credit Lenders of any Class ratably in accordance with the respective amounts thereof.

                  (c) Increase in Commitments. MDC Partners may, at any time by notice to the Administrative Agent, propose an increase in the Commitments under either Class (each such proposed increase being a "Commitment Increase") either by having a Lender under such Class increase its Commitment of such Class then in effect (each an "Increasing Lender") or by adding as a Lender with a new Commitment under such Class a Person which is not then a Lender thereunder (each an "Assuming Lender") in each case with the approval of the Administrative Agents (which shall not be unreasonably withheld), which notice shall specify whether the increase will apply to the U.S. Revolving Credit Commitments or the Canadian Revolving Credit Commitments, the name of each Increasing Lender and/or Assuming Lender, as applicable, the amount of the Commitment Increase and the portion thereof being assumed by each such Increasing Lender or Assuming Lender, and the date on which such Commitment Increase is to be effective (the "Commitment Increase Date") (which shall be a Business Day at least three Business Days after delivery of such notice and 30 days prior to the Commitment Termination Date); provided that:

                           (i) the minimum amount of the increase of the
                  Commitment of any Increasing Lender, and the minimum amount of the Commitment of any Assuming Lender, as part of any Commitment Increase under either Class shall be U.S. $1,000,000 or a larger multiple of U.S. $1,000,000;

                           (ii) immediately after giving effect to any
                  Commitment Increase, the total Commitments hereunder shall not exceed U.S. $130,000,000;

                           (iii) no Default shall have occurred and be
                  continuing on the relevant Commitment Increase Date or shall result from any Commitment Increase;

                           (iv) the representations and warranties contained in
                  Article V, and in each of the other Loan Documents, are complete and correct (x) if such representation and warranty is by its terms limited by the word "material" or "materiality", in all respects and (y) otherwise, in all material respects, on and as of the relevant Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                           (v) in the case of any increase in the Canadian
                  Revolving Credit Commitments by an Assuming Lender, such Assuming Lender shall be a resident in Canada, or deemed to be a resident in Canada, for purposes of Part XIII of the Income Tax Act (Canada) with respect to payments to be made to such Assuming Lender hereunder.

Each Commitment Increase (and the increase of the Commitment of each Increasing Lender and/or the new Commitment of each Assuming Lender, as applicable, resulting therefrom) shall become effective as of the relevant Commitment Increase Date upon receipt by the Administrative Agent, on or prior to 11:00 a.m., New York City time, on such Commitment Increase Date, of
(A) a certificate of a duly authorized officer of MDC Partners stating that the conditions with respect to such Commitment Increase under this paragraph
(c) have been satisfied and (B) an agreement, in form and substance reasonably satisfactory to the Borrower and the applicable Administrative Agent, pursuant to which, effective as of such Commitment

Increase Date, the Commitment of each such Increasing Lender shall be increased and/or each such Assuming Lender shall undertake a Commitment, duly executed by such Increasing Lender or Assuming Lender, as the case may be, and the Borrower and acknowledged by the Administrative Agent. Upon the Administrative Agents' receipt of a fully executed agreement from each Increasing Lender and/or Assuming Lender referred to in clause (B) above, together with the certificate referred to in clause (A) above, the U.S. Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the relevant Commitment Increase to the Borrowers and the Lenders (including, if applicable, each Assuming Lender). On each Commitment Increase Date, in the event Advances are then outstanding under the respective Class of Commitment which is to be increased, (i) each relevant Increasing Lender and Assuming Lender shall make available to the applicable Administrative Agent such amounts in immediately available funds as such Administrative Agent shall determine, for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and the application of such amounts to make payments to such other relevant Lenders, the Advances to be held ratably by all Lenders in accordance with their respective Commitments of such Class, (ii) the applicable Borrowers shall be deemed to have prepaid and reborrowed all outstanding Advances of such Class as of such Commitment Increase Date (with such borrowing to consist of the Type of Advances, with related Interest Periods if applicable, specified in a notice delivered by the applicable Borrowers in accordance with the requirements of Section 2.02) and
(iii) the applicable Borrowers shall pay to the relevant Lenders the amounts, if any, payable under Section 2.13 as a result of such prepayment.

                  (d) No Reinstatement. Commitments once terminated or reduced may not be reinstated.

                  SECTION 2.08. Repayment of Advances; Evidence of Debt.

                  (a) Revolving Credit Advances. Each Borrower shall repay the principal amount of each Revolving Credit Advance made by each Revolving Credit Lender to such Borrower, and each Revolving Credit Advance made by such Revolving Credit Lender shall mature, on the Commitment Termination Date.

                  In addition, if following any reduction of Commitments of either Class pursuant to Section 2.07 or any determination pursuant to Section 2.12(c), the aggregate outstanding Revolving Credit Exposures of such Class shall exceed the Commitments of such Class, the respective Borrowers shall, first, pay any unreimbursed drawings under Letters of Credit, and prepay any outstanding Swingline Advances, of such Class, second, prepay Revolving Credit Advances and Swingline Advances of such Class, third, provide cover for the Letter of Credit Exposure of such Class as specified in Section 2.12(b), in an aggregate amount equal to such excess and, fourth, provide cover for Bankers' Acceptances and BA Equivalent Advances as provided in paragraph (j) of Schedule 3 hereto.

                  Notwithstanding the foregoing, unless Converted into another Advance as provided in paragraph (i) of Schedule 3 hereto, MDC Partners agrees to pay each Bankers' Acceptance Advance on the maturity date(s) of the corresponding Bankers' Acceptance(s) and BA Equivalent Advances which shall in any event be no later than the Commitment Termination Date.

                  (b) Swingline Advances; Certain Payments through Cash Management Program. Each Borrower shall repay the principal amount of each Swingline Advance made by the applicable Swingline Lender to such Borrower, and each Swingline Advance made by such Swingline Lender shall mature, on the earliest of (i) the Commitment Termination Date, (ii) the first day upon which a Revolving Credit Borrowing of the respective Class shall occur for which notice was delivered after the date such Swingline Advance was made and (iii) the date one Business Day after such Swingline Lender shall request such Swingline Advance be repaid, if such request is delivered to the respective Borrower prior to the time notice of a Revolving Credit Base Rate Borrowing of such Class is required to be delivered to the applicable Administrative Agent under Section 2.02(a) (or on the date two Business days thereafter if such notice is delivered by such Swingline Lender to the respective Borrower later than such time).

                  Notwithstanding anything herein to the contrary, the following provisions shall apply to the U.S. Swingline Advances:

                  (i) at the close of business (New York City time) on each Business Day U.S. Swingline Advances then outstanding shall be repaid by debiting the Sweep Balance, but only to the extent the Sweep Balance on such day shall exceed the "threshold amount" in effect on such day (as agreed from time to time between MDC Partners and the U.S. Administrative Agent) (the "Sweep Threshold Amount"), provided that (x) if such threshold amount shall not be so agreed, the U.S. Administrative Agent shall establish such amount in its reasonable discretion and (y) at the close of business (New York City time) on any Business Day when either there are no outstanding amounts in respect of the U.S. Swingline Advances (as determined by the U.S. Administrative Agent in its sole discretion) or the Sweep Balance exceeds the Sweep Threshold Amount on such day, the U.S. Administrative Agent shall be authorized to, and shall in its sole discretion, invest the unused Sweep Balance in Permitted Investments, so long as no Default has occurred and is continuing; and

                  (ii) if at the close of business (New York City time) on any Business Day the Sweep Balance shall be less than the Sweep Threshold Amount on such day, so long as no Default has occurred and is continuing and subject to the other terms and conditions of this Agreement (but without any requirement of any borrowing notice pursuant to Section 2.02(b)) the U.S. Swingline Lender shall make a U.S. Swingline Advance to Maxxcom U.S. in the amount of such shortfall and shall deposit the proceeds of such U.S. Swingline Advance into the Master Account. Upon the making of such Swingline Advance, Maxxcom U.S. shall be deemed to have made a representation and warranty that the conditions set forth in Section 4.02 are true on the date of such Swingline Advance.

Notwithstanding the foregoing, the U.S. Administrative Agent may, upon three Business Days' prior written notice to MDC Partners, terminate the sweep service described in the immediately preceding sentence.

                  Notwithstanding anything herein to the contrary, the following provisions shall apply to the Canadian Swingline Advances: if at the opening of business (Toronto time) on any Business Day the concentrated balance in all accounts denominated in Canadian Dollars or U.S. Dollars, as applicable, maintained with the Canadian Swingline Lender pursuant to the Cash Management Program described in Part 2 of Schedule 5 shall be less than the "threshold amount" in effect on such day (as agreed from time to time between MDC Partners and the Canadian Swingline Lender), so long as no Default has occurred and is continuing and subject to the other terms and conditions of this Agreement (but without any requirement of any borrowing notice) the Canadian Swingline Lender shall have the option (but shall not be required) to make a Canadian Swingline Advance to MDC Partners in the amount of such shortfall, together (if the concentrated balance is in debit) with overdraft interest (at the Canadian Swingline Lender's prevailing overdraft rates) and shall deposit the proceeds of such Canadian Swingline Advance into the applicable Master Concentration Account (as defined in Part 2 of Schedule 5 hereto) under the Canadian Cash Management Program. Upon the making of such Canadian Swingline Advance, MDC Partners shall be deemed to have made a representation and warranty that the conditions set forth in Section 4.02 are true on the date of such Canadian Swingline Advance.

                  (c) Note Option. Any Lender may request that any Advance of any Class made or to be made by it to a Borrower be evidenced by a Note, payable by such Borrower. In such event, the relevant Borrower shall prepare, have executed by such Borrower and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form of Exhibit A-1 or A-2 hereto, as applicable (in the case of Revolving Credit Advances) or, in the case of Swingline Advances, in such form as the relevant Borrowers and the relevant Swingline Lender shall agree, in each case appropriately completed. If a Lender whose Advances are so evidenced by a Note thereafter assigns such Advances, such Advances will be evidenced by a Note only if the assignee so requests in accordance with this subsection (c) and Section 11.06(d).

                  SECTION 2.09. Interest on Advances, Etc.

                  (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Advance owing by such Borrower to each Lender, in the Currency in which such Advance is made, from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum (except that all Canadian Swingline Advances shall bear interest, in the case of U.S. Dollar Advances, at the Canadian Base Rate and, in the case of Canadian Dollar Advances, at the Canadian Prime Rate and all U.S. Swingline Advances shall bear interest at the U.S. Prime Rate):

                  (i) Canadian Base Rate Advances. During such periods as such Advance is a Canadian Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Canadian Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on each Quarterly Date during such periods and on the date such Canadian Base Rate Advance shall be Converted or paid in full.

                  (ii) Canadian Prime Rate Advances. During such periods as such Advance is a Canadian Prime Rate Advance, a rate per annum equal at all times to the sum of (x) the Canadian Prime Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on each Quarterly Date during such periods and on the date such Canadian Prime Rate Advance shall be Converted or paid in full.

                  (iii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate (or, in the case of any such Advance to a U.S. Borrower, the Adjusted Eurodollar Rate) for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (iv) U.S. Base Rate Advances. During such periods as such Advance is a U.S. Base Rate Advance, a rate per annum equal at all times to the sum of (x) the U.S. Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on each Quarterly Date during such periods and on the date such U.S. Base Rate Advance shall be Converted or paid in full.

The provisions of this subsection (a) shall not be applicable to Bankers' Acceptance Advances, which shall be subject to Schedule 3 hereto.

                  (b) Default Interest. Upon the occurrence and during the continuance of any Event of Default, each Borrower shall pay interest on the unpaid principal amount of each Advance, and upon the unpaid amount of all interest, fees and other amounts payable by any Obligor hereunder, such interest to be paid in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to (i) in the case of any amount of principal, 2% per annum above the rate per annum required to be paid on such Advance pursuant to subsection (a) above, (ii) in the case of all other amounts payable by any U.S. Borrower, 2% per annum above the U.S. Base Rate from time to time and (iii) in the case of all other amounts payable by any Canadian Borrower, 2% per annum above (in the case of amounts payable in U.S. Dollars) the Canadian Base Rate or (in the case of amounts payable in Canadian Dollars) the Canadian Prime Rate, as applicable, from time to time.

                  SECTION 2.10. Interest Rate Determination.

                  (a) Rates Not Covering Costs. If, with respect to any Eurodollar Rate Advances of any Class, the Required Lenders of such Class shall notify the applicable Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances in such Currency will not adequately reflect the cost to such Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, such Administrative Agent shall forthwith so notify the applicable Borrower and such Lenders, whereupon such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into (i) if such Borrower is a U.S. Borrower, a U.S. Base Rate Advance or (ii) if such Borrower is a Canadian Borrower, a Canadian Base Rate Advance, and the obligation of such Lenders to make, or to Convert Advances into, Eurodollar Rate Advances to such Borrower shall be suspended until the applicable Administrative Agent shall notify such Borrower and such Lenders that the circumstances causing such suspension no longer exist (which action shall be taken as promptly as practicable after such conditions no longer exist).

                  (b) Failure to Elect. If the applicable Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the applicable Administrative Agent will forthwith so notify the applicable Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into (i) if such Borrower is a U.S. Borrower, U.S. Base Rate Advances or (ii) if such Borrower is a Canadian Borrower, Canadian Base Rate Advances.

                  (c) Automatic Conversion into Base Rate Advances. On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than U.S. $5,000,000 (in the case of U.S. Dollar Advances) and U.S. $1,000,000 (in the case of Canadian Dollar Advances), such Advances shall automatically Convert into (i) if the applicable Borrower is a U.S. Borrower, a U.S. Base Rate Advance or (ii) if the applicable Borrower is a Canadian Borrower, a Canadian Base Rate Advance, and on and after such date the right of the applicable Borrowers to Convert such Advances shall terminate.

                  (d) Limitation on Separate Interest Periods. The aggregate number of separate Eurodollar Rate Advances of all Classes outstanding hereunder (i.e. the aggregate number of separate Interest Periods) shall not exceed 15 at any one time.

                  SECTION 2.11. Conversion of Advances.

                  (a) Optional Conversion of Advances. Each Borrower may on any Business Day, upon notice given to the applicable Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.02(d), 2.10 and 2.14, Convert all Advances of one Type comprising the same Borrowing by such Borrower into Advances owing by such Borrower of the other Type; provided that (i) any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made at any time other than on the last day of an Interest Period for such Eurodollar Rate Advances only if the applicable Borrower makes payments as required under Section 2.13(e) and (ii) Swingline Advances may not be Converted into Eurodollar Rate Advances or (or in the case of Canadian Swingline Advances) Bankers' Acceptance Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (x) the date of such Conversion, (y) the Advances to be Converted, and (z) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on MDC Partners and each other Borrower.

                  (b) Mandatory Conversion of Advances. Upon the occurrence and during the continuation of any Event of Default, each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into (i) if the applicable Borrower is a U.S. Borrower, a U.S. Base Rate Advance or (ii) if the applicable Borrower is a Canadian Borrower, a Canadian Base Rate Advance.

                  SECTION 2.12. Prepayments, Etc.

                  (a) Optional Payments of Advances. Each Borrower may, upon notice by such Borrower to the applicable Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, given to such Administrative Agent not later than 11:00 a.m. (New York City time) on the proposed date in the case of Base Rate Advances and at least three Business Days prior to the proposed date in the case of Eurodollar Rate Advances and specifying the respective Class of Advances to be prepaid, and if such notice is given by such Borrower, then such Borrower shall, prepay the outstanding principal amount of such Advances owing by such Borrower in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that (i) each partial prepayment (other than of Swingline Advances) shall be in an aggregate principal amount of U.S. $1,000,000 (in the case of U.S. Dollar Advances) and Cdn $1,000,000 (in the case of Canadian Dollar Advances), or a multiple of U.S. $1,000,000 or Cdn $1,000,000, as applicable, in excess thereof, (ii) each partial prepayment of Swingline Advances shall be in an aggregate principal amount of U.S. $500,000 or a multiple of U.S. $100,000 in excess thereof (in the case of U.S. Dollar Advances) or Cdn $500,000 or a multiple of Cdn $100,000 in excess thereof (in the case of Canadian Dollar Advances), (iii) in the event of any such prepayment of a Eurodollar Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 2.13(e) and (iv) any prepayment of Bankers' Acceptance Advances shall be subject to paragraph (h) of Schedule 3 hereto.

                  (b) Cover for Letter of Credit Exposures. If either (i) an Event of Default shall occur and be continuing and any Borrower receives notice from the respective Administrative Agent at the request of the Required Lenders demanding the deposit of cash collateral pursuant to this subsection (b), or
(ii) such Borrower shall be required to provide cover for Letter of Credit Exposure pursuant to Section 2.08(a), this Section 2.12 or any other provision in this Agreement, such Borrower shall provide cover for all Letter of Credit Exposure (or the Letter of Credit Exposure of the Class of Lenders making such demand) by immediately depositing into the Collateral Account an amount in cash equal to, in the case of an Event of Default, such Letter of Credit Exposure as of such date plus any accrued and unpaid interest thereon and, in the case of cover pursuant to Section 2.08(a), this Section 2.12 or any other provision in this Agreement, the amount required under Section 2.08(a), this Section 2.12 or such other provision, as the case may be; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to such Borrower as described in Section 9.01(g) or 9.01(h).

                  Such deposit shall be held by the Collateral Agent in the relevant Borrower's Collateral Account as collateral in the first instance for such Letter of Credit Exposure under this Agreement and thereafter for the payment of the "Secured Obligations" under and as defined in the relevant Security Document, and for these purposes such Borrower hereby grants a security interest to the Collateral Agent for the benefit of the Revolving Credit Lenders of the applicable Class in such Collateral Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein. Any amounts in the Collateral Account at any time in excess of the aggregate Letter of Credit Exposure at such time shall be released to the relevant Borrower upon its request; provided that if, and for so long as any Default shall have occurred and be continuing, such amounts shall continue to be held by the Collateral Agent pursuant to and in accordance with the provisions of such Security Document as additional collateral security for any other "Secured Obligations".

                  (c) Mandatory Prepayments due to Changes in Exchange Rates. On each Quarterly Date and promptly upon the receipt by the Canadian Administrative Agent of a Currency Valuation Notice (as defined below), the Canadian Administrative Agent shall determine the aggregate outstanding principal or face amount of the Canadian Revolving Credit Exposure. For the purpose of this determination, the outstanding principal or face amount of any Revolving Credit Advance or Letter of Credit that is denominated in Canadian Dollars shall be deemed to be the U.S. Dollar Equivalent of the amount thereof in Canadian Dollars, determined as of such date or, in the case of a Currency Valuation Notice received by the Canadian Administrative Agent from the Required Lenders of such Class prior to 11:00 a.m., New York City time, on a Business Day, on such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Canadian Administrative Agent shall promptly notify the U.S. Administrative Agent, the Revolving Credit Lenders and the Borrowers thereof. If, on the date of such determination either (A) the aggregate outstanding Revolving Credit Exposures shall exceed 105% of the total Commitments or (B) the aggregate outstanding Revolving Credit Exposures in respect of the Canadian Revolving Credit Commitments shall exceed 105% of the Commitments of such Class, the respective Borrowers shall make any required payment under Section
2.08. For purposes hereof, "Currency Valuation Notice" means a notice given by the Required Lenders to the Canadian Administrative Agent (with a copy to the U.S. Administrative Agent) stating that such notice is a "Currency Valuation Notice" and requesting that the Canadian Administrative Agent determine the aggregate outstanding principal or face amount of the Canadian Revolving Credit Exposure. The Canadian Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period.

                  SECTION 2.13. Increased Costs, Etc.

                  (a) Change in Law. If due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any direction, guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case, after the date hereof, there shall be any increase in the cost to any Lender (other than an increase in taxes, imposts, deductions, charges or withholdings, as to which the provisions of Section 2.16 shall be applicable) of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or agreeing to issue or acquiring a participation in any Letter of Credit (or maintaining any Letter of Credit or participation therein), then such Lender may from time to time give notice of such circumstances to MDC Partners (with a copy to the U.S. Administrative Agent). The amount sufficient to compensate such Lender in light of such increase in costs to such Lender or any corporation controlling such Lender shall be determined by such Lender in good faith on a basis that allocates the amounts sufficient to compensate such Lender in light of such increase ratably among all applicable Advances. A certificate specifying the event referred to in this subsection (a), the amount sufficient to compensate such Lender and the basis of its computation (which shall be reasonable), submitted in good faith to MDC Partners and the U.S. Administrative Agent by such Lender, shall be conclusive and binding for all purposes absent manifest error.

                  (b) Capital Requirements. If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) after the date hereof affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's Commitments or the issuance of the Letters of Credit (or similar contingent obligations) and other commitments of this type, then, such Lender may from time to time give notice of such circumstances to MDC Partners (with a copy to the U.S. Administrative Agent). The amount sufficient to compensate such Lender in light of such increase in the amount of capital maintained by such Lender or any corporation controlling such Lender shall be determined by such Lender in good faith to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Commitments or to the issuance or maintenance of any Letters of Credit. A certificate specifying the event referred to in this subsection (b), the amount sufficient to compensate such Lender and the basis of its computation (which shall be reasonable), submitted in good faith to MDC Partners and the U.S. Administrative Agent by such Lender, shall be conclusive and binding for all purposes absent manifest error.

                  (c) Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of (to the extent any such introduction or change occurs after the date hereof) any law or regulation shall make it unlawful, or any central bank or other governmental authority having appropriate jurisdiction shall assert in writing after the date hereof that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances to any Borrower or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to MDC Partners through the applicable Administrative Agent,

                  (i) each Eurodollar Rate Advance of such Lender under a Class will automatically, upon such demand, Convert to a Base Rate Advance of such Class and

                  (ii) the obligation of such Lender to make, or to Convert Base Rate Advances into, Eurodollar Rate Advances shall be suspended until such Administrative Agent shall notify MDC Partners that such Lender has determined that the circumstances causing such suspension no longer exist; provided that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                   (d) Excluded Period. A Borrower shall not be obligated to pay any additional amounts arising pursuant to subsections (a) and (b) above that are attributable to the Excluded Period (as defined below) with respect to such additional amount; provided that if an applicable law, rule, regulation, guideline or request shall be adopted or made on any date and shall be applicable to the period (a "Retroactive Period") prior to the date on which such law, rule, regulation, guideline or request is adopted or made, the limitation on such Borrower's obligation to pay such additional amounts hereunder shall not apply to the additional amounts payable in respect of such Retroactive Period. For purposes hereof, "Excluded Period" means, with respect to any additional amount payable under subsection (a) or (b) above, the period ending six months prior to the applicable Lender's delivery of a certificate referenced in subsection (a) or (b) above, as applicable, with respect to such additional amount.

                  (e) Breakfunding. If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by any Borrower to or for the account of a relevant Lender other than on the last day of the Interest Period for such Advance (including by reason of the acceleration of the maturity of the Advances pursuant to Section 9.01 or for any other reason), or in the event any Borrower shall fail (for any reason, including by reason of the failure of any conditions precedent in Article IV to be satisfied) to borrow a Eurodollar Rate Advance from any Lender on the date specified therefor in the applicable Notice of Revolving Credit Borrowing, such Borrower shall, upon demand by such Lender (with a copy of such demand to the applicable Administrative Agent), pay to the applicable Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  SECTION 2.14. Payments and Computations.

                  (a) Payments. The Borrower shall make each payment hereunder not later than 12:00 noon (New York City time) on the day when due in the relevant Currency to the applicable Administrative Agent at such Administrative Agent's Account for such Currency in same day funds and, except as expressly set forth herein, without deduction, set-off or counterclaim. The applicable Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees or commissions ratably (other than amounts payable pursuant to Section 2.13 or 2.16) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon the U.S. Administrative Agent's acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 11.06(c) from and after the effective date specified in such Assignment and Assumption, the Administrative Agents shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) Computations. All computations of interest based on the U.S. Prime Rate or the Canadian Prime Rate shall be made by the Administrative Agents on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Base Rate (except when determined by reference to the U.S. Prime Rate) or the Eurodollar Rate and of fees or commissions shall be made by the Administrative Agents on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees or commissions are payable. Each determination by the Administrative Agents of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Payments Due on Non-Business Days. Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees or commissions, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Presumption by Administrative Agents. Unless the Administrative Agents shall have received notice from MDC Partners prior to the date on which any payment is due to the Lenders hereunder that a Borrower will not make such payment in full, the Administrative Agents may assume that such Borrower has made such payment in full to the Administrative Agents on such date and the Administrative Agents may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent a Borrower shall not have so made such payment in full to the applicable Administrative Agent, each Lender shall repay to such Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to such Administrative Agent, at the Federal Funds Rate (if the amount distributed is denominated in U.S. Dollars) or the equivalent rate for such Currency for overnight interbank overdrafts (in the case of any other Currency).

                  (e) Currency of Payment. All amounts owing under this Agreement (including payments required under Section 2.13, but not including principal of, and interest on, any Advance denominated in Canadian Dollars, which are payable in Canadian Dollars) are payable in U.S. Dollars.

                  SECTION 2.15. Notations on the Notes. Each Borrower and each Lender whose Revolving Credit Advances are evidenced by a Note agree that (a) all Advances made by such Lender to such Borrower evidenced by such Note pursuant to this Agreement and all payments made on account of principal thereof shall be recorded by such Lender and, prior to any assignment by such Lender of such Note, all unpaid Advances evidenced by such Note shall be endorsed on the grid attached to such Note; provided that the failure of such Lender to make any such notations shall not limit or otherwise affect such Borrower's obligations to such Lender with respect to such Advances and (b) upon the payment in full of any Lender's Revolving Credit Advances of any Class then outstanding and the termination in full of such Lender's Commitments of such Class, such Lender shall cancel and return such Lender's Note evidencing such Advances to such Borrower (on its own behalf and on behalf of the other Borrowers) and be fully responsible for any claims or liabilities arising in connection with or resulting from any sale of participations therein.

                  SECTION 2.16. Taxes.

                  (a) Payments Free of Taxes. Any and all payments by the Borrowers hereunder or under the Notes shall be made, in accordance with
Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding the Excluded Taxes (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities, other than the Excluded Taxes being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholding for Taxes (including deductions or withholding applicable to additional sums payable under this Section 2.16) such Lender or Administrative Agent (as the case may be) receives an amount (which, for purposes of this Agreement, shall be treated as additional interest) equal to the sum it would have received had no such deductions or withholding for Taxes been made, (ii) such Borrower shall make such deductions or withholding and (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) Other Taxes. In addition, the Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, goods and services taxes, retail sales taxes, charges or similar levies that arise from any payment made hereunder or under the

Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                   (c) Indemnification by Borrowers. The Borrowers will indemnify each Lender and each Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender or Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or Administrative Agent (as the case may be) makes written demand therefor.

                   (d) Evidence of Payments. Within a reasonable period of time after the date of any payment of Taxes by a Borrower, MDC Partners will furnish to the Administrative Agents, at its address referred to in Section 11.02, the original or a certified copy of a receipt evidencing payment thereof or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agents.

                   (e) Lender Tax Forms. Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the applicable Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the applicable Borrower (with a copy to the applicable Administrative Agent), at the time or times reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. In addition, whether or not entitled to any such exemption, each Canadian Revolving Credit Lender shall deliver to MDC Partners and the Canadian Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement the following information:

                  (i) the full name, address of head office and jurisdiction of organization of such Lender and the legal form of such Lender (i.e., whether it is a corporation, a trust, a partnership, a limited liability company or other form of organization) and (x) if such Lender is a general partnership, such information (to the extent disclosure thereof is not prohibited by an effective confidentiality arrangement) with respect to each general partner of the partnership and their respective share in the capital of such partnership and (y) if such Lender is a limited partnership, such information (to the extent disclosure thereof is not prohibited by an effective confidentiality arrangement) with respect to each general partner of such limited partnership and their respective share in the capital of such partnership;

                  (ii) a statement as to whether or not such Lender constitutes an organization that would be generally exempt from income taxation in its jurisdiction of organization;

                  (iii) the social security number, social insurance number or tax identification number, as applicable, with respect to such Lender; and

                  (iv) a statement as to whether or not such Lender constitutes an "authorized foreign bank" or a "registered non-resident insurer" within the meaning of such terms in the Income Tax Act (Canada).

                  In addition to the foregoing, each U.S. Revolving Credit Lender that is not a United States person ("Non-U.S. Lender") shall deliver to the U.S. Borrowers and the U.S. Administrative Agent on or prior to the date on which such Non-U.S. Lender becomes a Lender with a U.S. Revolving Credit Commitment hereunder (and from time to time thereafter upon the request of MDC Partners or the U.S. Administrative Agent, but only if such Non-U.S. Lender remains legally entitled to do so), whichever of the following is applicable:
(i) two duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party, (ii) two duly completed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a "10 percent shareholder" of MDC Partners within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code or (C) a controlled foreign corporation described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) two duly completed copies of Internal Revenue Service Form W-8BEN, or (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the U.S. Borrowers to determine the withholding or deduction required to be made. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required by the versions of Internal Revenue Service Form W-8BEN or W-8ECI in effect on the date hereof, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to MDC Partners and shall not be obligated to include in such form or document such confidential information.

                  (f) Effect of Failure to Provide Documentation. For any period with respect to which a Lender has failed to provide the applicable Borrower with the appropriate documentation described in Section 2.16(e) above (other than if such failure is due to a change in law occurring subsequent to the date on which the Lender became a party to this Agreement, if such documentation otherwise is not required under subsection (e) above or, if applicable, any Borrower fails to request such documentation as required pursuant to the first sentence of subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.16(a) with respect to Taxes imposed by the applicable taxing authority to the extent such Taxes exceed the Taxes that would have been imposed had such documentation been provided; provided that should a Lender become subject to Taxes because of its failure to deliver documentation required hereunder, the applicable Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Additional Amounts. Each Lender hereby agrees that, upon the occurrence of any circumstances entitling such Lender to additional amounts pursuant to this Section 2.16 in respect of a payment by a Borrower, such Lender shall, upon request by the applicable Borrower, use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office or take such other action if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not otherwise be disadvantageous to such Lender.

                  (h) Refunds. In the event that an additional payment is made under subsection (a) or (c) above for the account of any Lender or Administrative Agent and such

Lender or Administrative Agent, in its sole discretion, determines that it has finally and irrevocably received or been granted a refund of any Taxes giving rise to such payment, such Lender or Administrative Agent shall, to the extent that it determines that it can do so without prejudice to the retention of the amount of such refund, pay to the applicable Borrower the amount of such refund (but only to the extent of the indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Lender or Administrative Agent and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the applicable Borrower, upon the request of such Lender or Administrative Agent, agrees to repay the amount paid over to such Borrower (together with any penalties, interest or other charges imposed by the relevant taxing authority) to such Lender or Administrative Agent in the event such Lender or Administrative Agent is required to repay such refund to such taxing authority. Nothing herein contained shall interfere with the right of any Lender or Administrative Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Administrative Agent to claim any tax credit or to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or Administrative Agent to do anything that would prejudice such Lender's or Administrative Agent's ability to benefit from any other credits, reliefs, remissions or repayments to which such Lender or Administrative Agent may be entitled.

                  SECTION 2.17. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances or Letter of Credit Exposure owing to it (other than pursuant to Section 2.13 or 2.16, or voluntary prepayments made prior to the occurrence of any Default) in excess of its ratable share thereof as provided herein with respect to any Class, such Lender shall forthwith purchase from the other Lenders of such Class such participations in the Advances and Letter of Credit Exposure owing to them under such Class as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.17 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                  SECTION 2.18. Replacement of Lenders.

                  (a) Designation of a Different Lending Office. If any
Lender requests compensation under Section 2.13(a), (b) or (c) or Section
2.16, then such Lender shall use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to
Section 2.13(a), (b) or (c) or Section 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. MDC Partners hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) Election to Replace by Lenders. In the event that any Lender (i) requests compensation pursuant to Section 2.13(a), 2.13(b), makes a demand under Section 2.13(c), (ii) becomes entitled to any compensation under
Section 2.16 or (iii) defaults in its obligation to make Advances hereunder (any Lender so requesting, demanding or receiving compensation being herein called an "Affected Lender"), then, so long as such condition exists, MDC Partners at its sole expense and effort may require the Affected Lender to assign and delegate, without recourse to or representation or warranty by, the Affected Lender, all of such Affected Lender's Advances and Commitments to an assignee (any such assignee being herein called a "Replacement Lender") acceptable to MDC Partners, the Administrative Agents and, with respect to Commitments of any Class, the Swingline Lender and the Issuing Bank of such Class, which acceptance shall not be unreasonably withheld. The purchase price of any such assignment shall be equal to the aggregate principal amount of the outstanding Advances held by the Affected Lender plus all accrued but unpaid interest on such Advances (including any amounts under Section 2.13(e) that would be payable if such outstanding Advances were being prepaid on such date) and accrued but unpaid fees owing to the Affected Lender (and upon such delegation and assignment, and subject to the execution and delivery to the Administrative Agents by the Replacement Lender of documentation satisfactory to the Administrative Agents and compliance with the requirements of Section 11.06, the Replacement Lender shall succeed to the rights and obligations of the Affected Lender hereunder); provided that MDC Partners shall also arrange for payment to the U.S. Administrative Agent of the processing and recordation fee specified in Section 11.06(a)(iv) with respect to such assignment. In the event that MDC Partners exercises its rights under this subsection (b), the Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder; provided that the obligations of the Borrowers to the Affected Lender under Sections 2.13(a), 2.13(b), 2.13(c), 2.16 and 11.03, and the obligations of the Affected Lender under Section 10.05, with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise. MDC Partners may not exercise its rights under this Section 2.18 with respect to any Affected Lender if a Default has occurred and is then continuing.

                                  ARTICLE III

                                   GUARANTEE

                  SECTION 3.01. The Guarantee. MDC Partners hereby guarantees to each Lender and the Administrative Agents and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of its Guaranteed Obligations. MDC Partners hereby further agrees that if any other Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations owing by such Borrower, MDC Partners will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  The Subsidiary Borrowers hereby jointly and severally guarantee to each Lender and the Administrative Agents and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of their respective Guaranteed Obligations. The Subsidiary Borrowers hereby further jointly and severally agree that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations owing by such Borrower, the Subsidiary Borrowers will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  For purposes hereof, it is understood that any Guaranteed Obligations to a Person arising under a Swap Agreement or Cash Management Agreement entered into at the time such Person (or an affiliate thereof) is a "Lender" party to this Agreement shall nevertheless continue to constitute Guaranteed Obligations for purposes hereof, notwithstanding that such Person (or its affiliate) may have assigned all of its Advances and other interests in this Agreement and, therefore, at the time a claim is to be made in respect of such Guaranteed Obligations, such Person (or its affiliate) is no longer a "Lender" party hereto, provided that such Person shall not be entitled to the benefits of this paragraph unless, at the time it ceased to be a Lender hereunder, it shall have notified the U.S. Administrative Agent of the existence of such Swap Agreement or Cash Management Agreement, as the case may be.

                  SECTION 3.02. Obligations Unconditional. The obligations of the Guarantors under Section 3.01 are irrevocable, absolute and unconditional, (in the case of the Subsidiary Borrowers) joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any of the Borrowers under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article III that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, any Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Agent, Lender or Issuing Bank exhaust any right, power or remedy or proceed against any of the Borrowers under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  SECTION 3.03. Reinstatement. The obligations of the Guarantors under this Article III shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any of the Borrowers in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify each Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees and other charges of counsel) incurred by such Agent or Lender (as the case may be) in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  SECTION 3.04. Subrogation. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Letters of Credit and the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against any Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                  SECTION 3.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrowers under this Agreement guaranteed by the respective Guarantors under
Section 3.01 may be declared to be forthwith due and payable as provided in
Article IX (and shall be deemed to have become automatically due and payable in the circumstances provided in Article IX) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any of the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 3.01.

                  SECTION 3.06. Continuing Guarantee. The guarantee in this
Article III is a continuing guarantee of payment (and not of collection), and shall apply to all Guaranteed Obligations whenever arising.

                  SECTION 3.07. Rights of Contribution. Each Subsidiary Borrower hereby agrees that to the extent that a Subsidiary Borrower shall have paid more than its proportionate share of any payment made under this Section 3, such Subsidiary Borrower shall be entitled to seek and receive contribution from and against the other Subsidiary Borrower hereunder which has not paid its proportionate share of such payment. Each Subsidiary Borrower's right of contribution shall be subject to the terms and conditions of Section 3.04. The provisions of this Section 3.07 shall in no respect limit the obligations and liabilities of any Subsidiary Borrower to the Collateral Agent and the other Secured Parties, and each Subsidiary Borrower shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Subsidiary Borrower hereunder.

                  SECTION 3.08. General Limitation on Guarantee Obligations. In any action or proceeding involving any state or provincial corporate law, or any foreign, state, provincial or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Borrower under Section 3.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under
Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Borrower, any Lender, any Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE IV

                    CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 4.01. Conditions Precedent to Initial Extensions of Credit. The obligation of each Lender to make Advances (including through the creation and discount of Bankers' Acceptances) hereunder, and of any Issuing Bank to issue Letters of Credit hereunder, is subject to the condition precedent that counterparts of this Agreement executed by each of the intended parties hereto (or other evidence of such execution satisfactory to the Administrative Agents) shall have been delivered to the Administrative Agents, and that the Administrative Agents shall have received the documents specified in Schedule 4 hereto, each (unless otherwise specified below) dated the Effective Date, in form and substance satisfactory to the Administrative Agents (and, to the extent specified below, each Lender) and (except for the Notes and as otherwise may be agreed to by the Administrative Agents) in such number of copies as the Administrative Agents may request.

                  The obligation of any Lender or Issuing Bank to make its initial extension of credit hereunder is also subject to the payment by MDC Partners of such fees and expenses as MDC Partners shall have agreed to pay to any Lender, the Agents in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Agents, and Blake Cassels & Graydon LLP, special Canadian counsel to the Agents, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to MDC Partners not later than one Business Day prior to the Effective Date).

                  SECTION 4.02. Conditions Precedent to Each Extension of Credit. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including through the creation and discount of Bankers' Acceptances), or of any Issuing Bank to issue Letters of Credit hereunder, shall be subject to the conditions precedent that the Effective Date shall have occurred (or shall be occurring on the date of such Borrowing or issuance) and that on the date of such Borrowing or issuance the following statements shall be true (and each of the giving of the applicable Notice of Revolving Credit Borrowing and Notice of Swingline Borrowing, or request for issuance, and the acceptance by the relevant Borrower of the proceeds of such Borrowing or the issuance of such Letter of Credit shall constitute a representation and warranty by the applicable Borrower that on the date of such Borrowing or issuance such statements are true):

                  (a) the representations and warranties contained in Article V, and in each of the other Loan Documents, are complete and correct
         (i) if such representation and warranty is by its terms limited by the word "material" or "materiality", in all respects and (ii) otherwise, in all material respects, on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date;

                  (b) after giving effect to such Borrowing or issuance or after giving effect to the application of the proceeds therefrom, no Default shall occur or be continuing; and

                  (c) the Total Debt Ratio shall not exceed 2.5 to 1 as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of proceeds therefrom; provided that, for purposes of determining such ratio for this purpose, all Swingline Advances shall be excluded from Total Debt if, but only if, as of such date, one or more of the Restricted Parties shall have established with one of the Administrative Agents or another bank satisfactory to the Administrative Agents lockbox arrangements with respect to the payment of accounts receivables on terms satisfactory to the Administrative Agents (and the Administrative Agents shall have confirmed in writing to MDC Partners such satisfaction with this requirement prior to MDC Partners' giving notice requesting such Borrowing or Letter of Credit, it being understood that such determination shall be in the sole discretion of the Administrative Agents).


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and the Lenders as follows:

                  SECTION 5.01. Incorporation; Good Standing. Each Obligor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Obligor has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 5.02. Corporate Authority; No Breach.

                  (a) The execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which it is a party, and the other transactions contemplated hereby and thereby, (i) are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, (ii) will not violate the charter, by-laws or other organizational documents of such Obligor or violate in any material respect any other applicable law or regulation or any order of any governmental authority or regulatory body, (iii) will not violate or result in a default in any material respect under any Material Contract or under any indenture, agreement or other instrument binding upon such Obligor or its assets providing for the borrowing of money, the issuance of securities or any other incurrence of Debt, or give rise to a right thereunder to require any payment to be made by any such Obligor and (iv) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of such Obligor.

                  (b) None of the charter, by-laws and other organizational documents of any Obligor nor any shareholder agreement to which it is a party
(i) restrict the power of its directors (or other analogous governing body) to incur Debt under any of the Loan Documents, give a guarantee of the Guaranteed Obligations, or encumber all or any of its property now or hereafter leased, owned or acquired to secure the Guaranteed Obligations, other than such restrictions as described in Schedule 12 hereto, or (ii) restrict the power of its directors to consent to any security for the Guaranteed Obligations, all of which under both (i) and (ii) will have been complied with as at, as applicable, the date of delivery of any Security Documents or the Effective Date in relation to the Loan Documents to which it is a party.

                  SECTION 5.03. No Consents or Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by any Obligor of this Agreement or the other Loan Documents, except for (i) filings and recordings in respect of the Security Documents and (ii) authorizations, approvals, actions, notices and filings that have been obtained and are in full force and effect.

                  SECTION 5.04. Enforceable Obligations, Etc. This Agreement has been, and each of the other Loan Documents to which it is a party when delivered hereunder will have been, duly executed and delivered by each Obligor. This Agreement is, and each of the other Loan Documents to which it is a party when delivered hereunder will be, the legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  SECTION 5.05. Financial Statements, Etc.

                  (a) Financial Condition. MDC Partners has heretofore furnished to the Lenders and the Administrative Agents the following financial statements:

                  (i) the audited Consolidated balance sheets and statements of earnings and retained earnings and cash flows of MDC Partners as of and for the fiscal years ended December 31, 2002 and December 31, 2003, reported on by BDO Dunwoody LLP, independent public accountants;

                  (ii) the unaudited Consolidated balance sheets and statements of earnings and retained earnings and cash flows of MDC Partners as of and for the three-month and six-month periods ended March 31, 2004 and June 30, 2004, respectively, certified by a Responsible Officer of MDC Partners;

                  (iii) the unaudited consolidating balance sheets and statements of earnings and retained earnings of MDC Partners as of and for the fiscal years ended December 31, 2002 and December 31, 2003, certified by a Responsible Officer of MDC Partners;

                  (iv) the unaudited consolidating balance sheets and statements of earnings and retained earnings of MDC Partners as of and for the three-month and six-month periods ended March 31, 2004 and June 30, 2004, respectively, certified by a Responsible Officer of MDC Partners; and

                  (v) unaudited combined financial statements of the Restricted Parties as of and for the three-month and six-month periods ended March 31, 2004 and June 30, 2004, respectively, certified by a Responsible Officer of MDC Partners.

Such financial statements under clauses (i) and (ii) above present fairly, in all material respects the Consolidated financial condition of MDC Partners as at said dates and the Consolidated results of the operations and cash flows of MDC Partners for the fiscal years and fiscal quarters ended on said respective dates (subject, in the case of such financial statements as at March 31, 2004 and June 30, 2004, to year-end audit adjustments and the absence of footnotes), all in accordance with (in the case of the financial statements referred to in clause (i) above) Canadian GAAP and (in the case of the financial statements referred to in clause (ii) above) U.S. GAAP, in each case, applied on a consistent basis. Such financial statements under clauses (iii) and (iv) above present fairly, in all material respects the financial condition of each of MDC Partners and its Subsidiaries on an unconsolidated basis as at said dates and the results of the operations and cash flows of each of MDC Partners and its Subsidiaries on a unconsolidated basis for the fiscal years and fiscal quarters ended on said respective dates (subject, in the case of such financial statements as at March 31, 2004 and June 30, 2004, to year-end audit adjustments and the absence of footnotes), all in accordance with (in the case of the financial statements referred to in clause (iii) above) Canadian GAAP and (in the case of the financial statements referred to in clause (iv) above) U.S. GAAP, in each case, applied on a consistent basis. Such financial statements under clauses (v) above present fairly, in all material respects the financial condition of the Restricted Parties on a combined basis as at said respective dates and the results of the operations and cash flows of the Restricted Parties on a combined basis for the respective fiscal periods ended on said dates (subject to year-end audit adjustments and the absence of footnotes), all in accordance with U.S. GAAP, in each case, applied on a consistent basis. Except as set forth in said financial statements or in
Schedule 15 hereto, as of the respective dates of such financial statements, there were no material contingent liabilities, material liabilities for taxes, material unusual forward or long-term commitments or material unrealized or anticipated material losses from any unfavorable commitments of MDC Partners or any of its Subsidiaries.

                  (b) No Material Adverse Change. Since December 31, 2003, there has been no event, development or circumstance that has had or could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.06. No Litigation, Etc. Except as set forth in
Schedule 6 hereto, there is no pending or, to the best of MDC Partners' knowledge after having made due inquiry, threatened, action, investigation, or proceeding affecting MDC Partners or any of its Subsidiaries before any court, or governmental agency or arbitrator which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.07. Employee Benefit Plans.

                  (a) ERISA Plans. Each of MDC Partners and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code regarding any Plan and the regulations and published interpretations thereunder, except where non-compliance has not had and could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could (individually or in the aggregate) reasonably be expected to result in material liability of MDC Partners or any of its ERISA Affiliates, except where such liability has not had and could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  (b) Canadian Employee Benefits Plans. MDC Partners and its Subsidiaries have complied in all material respects with all applicable laws regarding each Canadian Employee Benefits Plan (including, where applicable, the Pension Benefits Act (Ontario) and the Income Tax Act (Canada)); and each Canadian Employee Benefits Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements and all applicable laws (including, where applicable, the Pension Benefits Act (Ontario) and the Income Tax Act (Canada)) in each case except where non-compliance has not had and could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. All contributions or premiums required to be made or paid by MDC Partners and its Subsidiaries to the Canadian Employee Benefits Plans have been made on a timely basis. There have been no improper withdrawals or applications of the assets of the Canadian Employee Benefits Plans. Each of the Canadian Employee Benefits Plans is fully funded on a solvency basis and going concern basis (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable governmental authorities). There exists no outstanding liability of MDC Partners or any of its Subsidiaries with respect to any Canadian Employee Benefit Plan that has been terminated, which liability has had or could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.08. Environmental Matters. Each of MDC Partners and its Subsidiaries has obtained all environmental, health and safety Permits required under all applicable Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such Permit could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Each of such Permits is in full force and effect and each of MDC Partners and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law, except to the extent the failure of a Permit to be in full force and effect, or the failure of MDC Partners or any of its Subsidiaries to comply with the terms and conditions thereof or to comply with other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law, could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.09. Investment Company; Public Utility. Neither MDC Partners nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither MDC Partners nor any of it Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 5.10. Accuracy of Information.

                  (a) Pre-Effective Date Information. All written information, reports, financial statements, exhibits and schedules (except as to assumptions, statements, estimates and projections with respect to anticipated future performance or events) concerning the operations, business, financial condition, properties and prospects of MDC Partners and its Subsidiaries (collectively, "Disclosure Information") furnished by or on behalf of MDC Partners to the Administrative Agents or any Lender or Issuing Bank on or prior to the Effective Date in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant to Article IV, when taken as a whole, as of the date of such Disclosure Information, does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b) Post-Effective Date Information. No written information, reports, financial statements, exhibits and schedules of the type referred to in subsection (a) above after the Effective Date furnished by or on behalf of MDC Partners to the Administrative Agents or any Lender or Issuing Bank after the Effective Date, when taken as a whole as of the date thereof, will contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (c) Financial Projections. It is understood that financial projections and pro forma adjustments contained in information, reports, financial statements, exhibits and schedules referred to in the foregoing subsections (a) and (b) may be based on estimates and assumptions about circumstances and events that have not taken place at the time of delivery thereof, provided that such information, reports, financial statements, exhibits and schedules reflect MDC Partners' good faith projections and estimates as of the date thereof, based upon methods and data MDC Partners believes to be reasonable and accurate, but actual results during the period covered by such projections and pro forma adjustments may differ materially from the projections and pro forma adjustments.

                  SECTION 5.11. Margin Stock. Neither MDC Partners nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

                  SECTION 5.12. Property; Real Estate; Intellectual Property.

                  (a) Each of MDC Partners and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business taken as a whole, subject to Liens permitted by
Section 7.01.

                  (b) Schedule 9 hereto sets forth under the name of MDC Partners and each of its Subsidiaries a complete and correct list, as of the date hereof, of all real property interests owned by MDC Partners or any of its Subsidiaries having a fair market value in excess of U.S. $1,000,000.

                  (c) Schedule 8 hereto sets forth under the name of MDC Partners and each of its Subsidiaries a complete and correct list, as of the date hereof, of all material patents, material trademarks (including any registrations therefor), material software and software licenses to be pledged to the Collateral Agent as contemplated hereby owned by MDC Partners or its Subsidiaries on the date hereof.

                  (d) Each of MDC Partners and its Subsidiaries owns or is licensed or otherwise has the right to use all of the Intellectual Property that is necessary for the operation of its business, to the knowledge of MDC Partners and its Subsidiaries, without conflict with the rights of any other Person except for Intellectual Property the failure of which to own or be licensed or otherwise have the right to use could not (individually or in the aggregate) be reasonably likely to impair the business of MDC Partners or such Subsidiary or have a Material Adverse Effect. All Intellectual Property owned or used by MDC Partners or any of its Subsidiaries is subsisting, valid and enforceable, except where the lack of validity or enforceability could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. There is no individual item of Intellectual Property the loss of which could (individually or in the aggregate) be reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.13. Taxes. Each of MDC Partners and its Subsidiaries has (a) timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes shown on such returns to be required to have been paid by it, except (i) taxes that are being contested in good faith and by appropriate proceedings or
(ii) to the extent that the failure to do so could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and (b) made adequate provision for material taxes payable by it for the current period and any previous period for which tax returns are not yet required to be filed and there are no actions, proceedings or claims pending or, to the knowledge of any Borrower or Subsidiary threatened, against any Borrower or Subsidiary in respect of material taxes (it being agreed for purposes of this paragraph, the amount of a tax is material if it equals or exceeds U.S. $3,000,000 for any Borrower or Subsidiary or the equivalent thereof in another currency). Each of MDC Partners and its Subsidiaries has (i) withheld from each payment made to any of its past or present employees, officers or directors, and to any nonresident of the country in which it is resident, the amount of all material taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax or other receiving officers within the time required under any applicable legislation and (ii) collected and remitted to the appropriate tax authority when required by law to do so all material amounts collectible and remittable in respect of goods and services tax and similar provincial or state taxes, and has paid all such material mounts payable by it on account of sales taxes including goods and services and other value-added taxes (it being agreed that, for purposes of this paragraph, the amount of a tax is material if it equal or exceeds U.S. $3,000,0000 for any Borrower or Subsidiary or the equivalent thereof in another currency).

                  SECTION 5.14. Solvency. Each Borrower (both individually and collectively with its Subsidiaries) is Solvent.

                  SECTION 5.15. Loans and Financial Assistance to
Shareholders.

                  All loans and other financial assistance (each in an amount in excess of U.S. $1,000,000) made to or in favor of any Shareholder of MDC Partners or any of its Subsidiaries existing as of the date hereof are listed on Schedule 16 hereto.

                  SECTION 5.16. Material Agreements and Liens.

                  (a) Debt. Part A of Schedule 7 hereto is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Debt or any extension of credit (or commitment for any extension of credit) to, or guarantee by, MDC Partners or any of its Subsidiaries outstanding on the date hereof the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) U.S. $300,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of
Schedule 7 hereto.

                  (b) Liens. Part B of Schedule 7 hereto is a complete and correct list of each Lien securing Debt of any Person outstanding on the date hereof the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) U.S. $300,000 and covering any property of MDC Partners or any of its Subsidiaries, and the aggregate Debt secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Part B of Schedule 7 hereto.

                  SECTION 5.17. Subsidiaries. Set forth on Schedule 10 hereto is a complete and correct list of all of the Subsidiaries of MDC Partners as of the date hereof, together with, for each such Subsidiary, (a) the jurisdiction of organization of such Subsidiary, (b) each Person holding Capital Stock of such Subsidiary, (c) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests and (d) a notation to such effect in the event that such Subsidiary is an Immaterial Subsidiary. Except as disclosed on Schedule 10 hereto, (i) each of MDC Partners and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it on Schedule 10 hereto, (ii) all of the issued and outstanding Capital Stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (iii) there are no outstanding Equity Rights with respect to such Person.

                  SECTION 5.18. Labor Matters. Neither MDC Partners nor any of its Subsidiaries is engaged in any unfair labor practice that has had or could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint, or comparable proceeding under applicable legislation in any other jurisdiction, pending or (to the knowledge of MDC Partners) threatened against MDC Partners or any of its Subsidiaries before the National Labor Relations Board, or comparable governmental board in any other jurisdiction, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or (to the knowledge of MDC Partners) threatened against MDC Partners or any of its Subsidiaries, (b) no strike, labor dispute, slowdown or stoppage pending or (to the knowledge of MDC Partners) threatened against MDC Partners or any of its Subsidiaries and (c) no union representation question existing with respect to the employees of MDC
Partners or any of its Subsidiaries and no union organizing activities are taking place, except with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate, such as has not had and could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.19. Compliance with Laws. Neither MDC Partners nor any of its Subsidiaries nor any of their respective properties or assets (a) is in violation of, nor will the continued operation of their properties and assets as currently conducted, violate (i) any Requirement of Law, rule or regulation (excluding any of the matters set forth in Section 5.07, 5.08 and 5.09, as to which such Sections shall apply), (ii) any contract or (iii) any Permit of any Governmental Authority or (b) is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default has had or could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.20. Perfection and Priority of Liens. At all times after the execution of the Security Documents, the Security Documents create, in favor of the Collateral Agent for the benefit of the Secured Parties, as security for the obligations purported to be secured thereby, a legal, valid and enforceable perfected security interest (or comparable rights in other applicable jurisdictions) in all of the Collateral, superior to and prior to the rights of all third persons and subject to no Liens except Liens expressly permitted by Section 7.01. The respective Obligor has (or on and after the time it executes the respective Security Document, will have) good and marketable title to all items of Collateral covered by such Security Document free and clear of all Liens except Liens expressly permitted by Section 7.01.

                  SECTION 5.21. Restrictive Party Shareholder Agreements. None of MDC Partners or any other Restricted Party is party to any shareholder agreement on the date hereof other than the shareholder, operating, membership, limited liability and other agreements described in Schedule 17 hereto.

                  SECTION 5.22. Deferred Purchase Obligations. As of the date hereof, Schedule 18 hereto sets forth (a) all Deferred Purchase Obligations which are outstanding or which, on a contingent basis, may become outstanding in the future and (b) the Aggregate Current Deferred Purchase Obligations. Except as described on Schedule 18 hereto, as of the date hereof, neither MDC Partners nor any of its Subsidiaries has guaranteed payment of any Deferred Purchase Obligation or Earnout Payment of any other Subsidiary.

                  SECTION 5.23. Certain Affiliate Transactions. All agreements, arrangements or transactions between MDC Partners or any of its Subsidiaries, on the one hand, and any Affiliates of MDC Partners (other than any Subsidiary) or any other Person not at arm's length (as such term is construed under the Income Tax Act (Canada)) with MDC Partners or any of its Subsidiaries, on the other hand, in existence on the date hereof are set forth in Schedule 14 hereto.

                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

                  So long as any Advance shall remain unpaid, any Lender shall have any Commitment hereunder or any Letter of Credit or Bankers' Acceptance shall be outstanding, each Borrower (on behalf of itself and each of its Subsidiaries and any Minority-Owned Obligors owned directly or indirectly by such Borrower (provided that the parties hereto understand that MDC Partners and its Subsidiaries may not control the Minority-Owned Obligors and, as such, are only able to use commercially reasonable best efforts to effect the following covenants as they apply to the Minority-Owned Obligors, and no Default with respect thereto shall occur in the event such efforts are taken)) agrees as follows:

                  SECTION 6.01. Preservation of Corporate Existence, Etc. MDC Partners will, and will cause the other Restricted Parties to, do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, and the rights, licenses, Permits, Material Contracts, privileges and franchises necessary to the conduct of its business, except where (other than with respect to maintaining the legal existence of the Borrowers) the failure to so pay or perform could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, sale, liquidation or dissolution permitted under Section 7.02.

                  SECTION 6.02. Compliance with Laws, Etc. MDC Partners will comply, and cause the other Restricted Parties to comply with all Requirements of Law (including ERISA and all applicable Environmental Laws), except such noncompliance as could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.03. Payment of Taxes. MDC Partners will duly pay and discharge, and cause each of the other Restricted Parties to pay and discharge, all taxes, assessments and governmental charges whatsoever and by whomsoever imposed upon it or against its properties pursuant to applicable law prior to the date on which penalties are attached thereto, unless and to the extent only that (a) the same shall be contested in good faith and by appropriate proceedings by MDC Partners or the applicable Restricted Party with appropriate reserves made with respect thereto in accordance with U.S. GAAP and (b) the failure to make a payment pending such contest could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.04. Performance of Contractual Obligations, Etc. MDC Partners will pay, and cause the other Restricted Parties to pay, all payment obligations under its Contractual Obligations, and perform, and cause the other Restricted Parties to perform, each other obligation of MDC Partners or such Restricted Party, as the case may be, under its Contractual Obligations, except where the failure to so pay or perform could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.05. Inspection Rights. MDC Partners will, and will cause the other Restricted Parties to, permit any representatives designated by any Agent, Lender or Issuing Bank, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records (including accounts and records stored in computer data banks and computer software systems), and to discuss its affairs, finances and condition, or the affairs, finances and condition of any Restricted Party, with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, and the Borrowers shall jointly and severally pay all reasonable out-of-pocket expenses relating thereto, provided that the examination or inspection does not breach any confidentiality provision of any agreement relating to Intellectual Property or technological aspects of the computer data banks and hardware and software systems belonging to a Restricted Party, as reasonably demonstrated by such Restricted Party.

                  SECTION 6.06. Keeping of Books. MDC Partners will keep, and cause the other Restricted Parties to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Restricted Parties in accordance with U.S. GAAP.

                  SECTION 6.07. Properties. MDC Partners will, and will cause the other Restricted Parties to, maintain and keep all tangible properties used in the business of the Restricted Parties in good condition, repair and working order, ordinary wear and tear excepted, and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, in each case as in the judgment of MDC Partners may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except where the failure to so pay or perform could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.08. Maintenance of Insurance. MDC Partners will, and will cause the other Restricted Parties to:

                  (a) keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations (or as the Required Lenders may otherwise reasonably require) and maintain such other insurance as may be required by law;

                  (b) cause all such property damage policies to be endorsed or otherwise amended to include a "standard" lender's loss payable endorsement, in form and substance satisfactory to the Collateral Agent, which endorsement shall provide that, from and after the Effective Date, if the insurance carrier shall have received written notice from the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to MDC Partners or any of the other Restricted Parties under such policies directly to the Collateral Agent; cause the Collateral Agent to be named as an additional insured as their interests may appear on all policies of liability insurance; and, upon the request of the U.S. Administrative Agent, deliver original or certified copies of all such policies to the U.S. Administrative Agent;

                  (c) cause each policy referred to in this Section 6.08 to provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Administrative Agents; and

                  (d) promptly notify the Administrative Agents of any policy cancellation, reduction or amendment.

                  SECTION 6.09. Reporting Requirements. MDC Partners will furnish, or cause to be furnished, to the Administrative Agents and each of the Lenders:

                  (a) as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of MDC Partners (or within 45 days after the end of each such fiscal quarter ending on or after March 31, 2005), and within 75 days after the end of the fourth fiscal quarter of each fiscal year of MDC Partners, unaudited Consolidated and consolidating balance sheets of MDC Partners and its Subsidiaries as of the end of such fiscal quarter and unaudited Consolidated and consolidating statements of earnings and retained earnings and cash flows of MDC Partners and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (and, in the case of such financial statements for each such fiscal quarter during fiscal year 2004 and the comparative figures for the corresponding period in fiscal year 2003, a reconciliation of the material differences between U.S. GAAP and Canadian GAAP), all certified by the Chief Financial Officer of MDC Partners as presenting fairly in all material respects the financial condition and results of operations of MDC Partners and its Consolidated Subsidiaries on a Consolidated basis or of each of MDC Partners and its Subsidiaries on an unconsolidated basis, as applicable, and in each case in accordance with U.S. GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, together with (i) a certificate of the Chief Financial Officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a schedule in form and substance satisfactory to the Administrative Agents of the computations used by MDC Partners in determining compliance with the covenants contained in Article VIII;

                  (b) as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of MDC Partners (or within 45 days after the end of each such fiscal quarter ending on or after March 31, 2005), and within 75 days after the end of the fourth fiscal quarter of each fiscal year of MDC Partners, an unaudited combined balance sheet of each of the Qualifying Restricted Parties and the Restricted Parties as of the end of such fiscal quarter and statements of earnings and retained earnings of each of the Qualifying Restricted Parties and the Restricted Parties for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (and, in the case of such financial statements for fiscal year 2004 and the comparative figures for fiscal year 2003, a reconciliation of the material differences between U.S. GAAP and Canadian GAAP), all certified by the Chief Financial Officer of MDC Partners as presenting fairly in all material respects the financial condition and results of operations of the Qualifying Restricted Parties or of the Restricted Parties, as the case may be, on a combined basis and in accordance with U.S.

         GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) as soon as available and in any event within 75 days after the end of each fiscal year of MDC Partners, audited Consolidated balance sheets of MDC Partners and its Subsidiaries as at the end of such fiscal year and audited Consolidated statements of earnings and retained earnings and cash flows of MDC Partners and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (and, in the case of such financial statements for fiscal year 2004 and the comparative figures for fiscal year 2003, a reconciliation of the material differences between U.S. GAAP and Canadian GAAP), in each case accompanied by an opinion (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) by KPMG LLP (with respect to financial statements for periods ending after December 31, 2003) or BDO Dunwoody LLP (with respect to financial statements for periods ending on or before December 31, 2003) or other independent public accountants of recognized national standing, together with (i) a certificate of the Chief Financial Officer of MDC Partners stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a schedule in form and substance satisfactory to the Administrative Agents of the computations used by MDC Partners in determining compliance with the covenants contained in Article VIII;

                  (d) concurrently with any delivery of financial statements under clause (a) or (c) of this Section 6.09, (i) a certificate of the Chief Financial Officer stating whether any change in U.S. GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.05 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (ii) a description of all Swap Agreements to which MDC Partners or its Subsidiaries is a party specifying all relevant details including the notional amount of each such arrangement, the maturity thereof and the Lender party thereto, (iii) a forecast of all Deferred Purchase Obligations (including Earnout Amounts) anticipated to be payable (for the full term of all such obligations), prepared on an annual basis and approved by the board of directors of MDC Partners, in such form and with such details as may be required by the Administrative Agents and
         (iv) the Aggregate Current Deferred Purchase Obligations as of the end of the relevant fiscal quarter or fiscal year;

                  (e) concurrently with any delivery of financial statements under clause (c) of this Section 6.09, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (f) as soon as available and in any event within 30 days after the beginning of each fiscal year of MDC Partners, an annual budget and business plan approved by the board of directors of MDC Partners for MDC Partners and its Subsidiaries for such fiscal year prepared on a quarterly basis, including financial projections for MDC Partners and its Subsidiaries broken down showing each major operating segment thereof in such form and with such detail as may be required by the Administrative Agents, together with a projection of its income statement, estimates of proposed capital expenditures (including

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         Capital Lease Obligations and similar arrangements), cash flows, income statements and tax liabilities for such fiscal year or as may reasonably be required by the lenders;

                  (g) as soon as possible and in any event within five Business Days after the following developments, notice of such development:

                           (i) the determination by any Borrower that a Default
                       has occurred and is continuing, a statement of a Responsible Officer of such Borrower setting forth details of such Default and the action that the Borrowers have taken and propose to take with respect thereto;

                           (ii) any Restricted Party receives notice from any
                       counterparty of (x) any default or dispute under any Contractual Obligation involving an aggregate amount in excess of U.S. $5,000,000 or (y) any material non-monetary default under any Contractual Obligation that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                           (iii) a Responsible Officer of any Borrower has
                       actual knowledge of the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority (including the assertion of any Environmental Claim) against or affecting any Restricted Party involving claims in excess of U.S. $5,000,000; and

                           (iv) a Responsible Officer of any Borrower has
                       actual knowledge of any other development that results in, or could (individually or in the aggregate) reasonably be expected to have, a Material Adverse Effect;

                  (h) as soon as possible and in any event within five Business Days after the occurrence of any ERISA Event, or the assertion against any Restricted Party of any claims or liabilities in respect of any Canadian Employee Benefit Plan, in either case that, alone or together with any other ERISA Events or assertions, could (individually or in the aggregate) reasonably be expected to result in liability of the Restricted Parties in an aggregate amount exceeding U.S. $3,000,000;

                  (i) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Restricted Party with the U.S. Securities and Exchange Commission, any Canadian provincial securities commission, or any governmental authority succeeding to any or all of the functions of any such commissions, or with any securities exchange, or distributed to its shareholders, as the case may be; and

                  (j) such other information respecting the financial condition, business and operations of any Restricted Party as any Agent (or any Lender through an Administrative Agent) may from time to time reasonably request.

                  SECTION 6.10. Use of Proceeds. The Borrowers will use the proceeds of Revolving Credit Advances and Letters of Credit to finance the working capital needs and other general corporate purposes of the Obligors (including, with respect to the Revolving Credit Advances to be made on the Effective Date, to make Acquisitions permitted hereunder and to refinance certain existing Debt of MDC Partners and its Subsidiaries, including the debt outstanding under the Second Amended and Restated Credit Agreement dated as of July 11, 2001 between Maxxcom Canada and Maxxcom U.S. as borrowers, the guarantors party thereto, the lenders party thereto and The Bank of Nova Scotia as administrative agent for such lenders), in each case in compliance with all applicable legal and regulatory requirements.

                  SECTION 6.11. Certain Obligations Respecting Subsidiaries; Further Assurances.

                  (a) New Subsidiaries. MDC Partners will take such action, and will cause each of its Subsidiaries to take such action, within 30 days after the end of the fiscal quarter in which any new Subsidiary (other than any Immaterial Subsidiary) is formed or acquired, to ensure that all such new Subsidiaries are "Guarantors" and "Securing Parties" under the Guarantee and Security Agreement (except that any Non-U.S. Subsidiary shall only be required to execute the Guarantee and Security Agreement to the extent such Non-U.S. Subsidiary owns Capital Stock or other ownership interests in any U.S. Subsidiary or otherwise owns assets located in the United States with an aggregate asset value or revenues in excess of U.S. $1,000,000, but shall execute such Non-U.S. Security Documents, in form satisfactory to the Collateral Agent, as shall be necessary in the reasonable judgment of the Collateral Agent for such Non-U.S. Subsidiary to grant liens and security interests substantially equivalent to the Guarantee and Security Agreement and the other Security Documents being executed by such new Subsidiaries). Without limiting the generality of the foregoing, in the event that MDC Partners or any of its Subsidiaries shall form or acquire any new Subsidiary (other than an Immaterial Subsidiary), MDC Partners and its Subsidiaries will cause such new Subsidiary to, within the time period specified in the immediately preceding sentence:

                  (i) become a "Guarantor" under the Guarantee and Security Agreement, and (if applicable, as provided above) a "Securing Party" under the relevant Security Document pursuant to a Guarantee Assumption Agreement, provided that, to the extent such new Subsidiary is a Non-U.S. Subsidiary that is owned directly or indirectly by a U.S. Subsidiary, such Guarantee may be limited to the extent necessary, in the reasonable judgment of the Collateral Agent, to minimize adverse tax consequences under Section 956 of the Internal Revenue Code,

                  (ii) cause such Subsidiary to take such action (including delivering such shares of stock and executing and delivering mortgages or deeds of trust covering the real property and fixtures owned by such Subsidiary) as shall be reasonably requested by the Collateral Agent to create and perfect valid and enforceable first priority Liens on substantially all of the property of such new Subsidiary as collateral security for the obligations of such new Subsidiary under the Loan Documents, provided that, to the extent such new Subsidiary is a Non-U.S. Subsidiary that is owned directly or indirectly by a U.S. Subsidiary or to the extent such new Subsidiary is a U.S. Subsidiary that shall own directly any Capital Stock of a Non-U.S. Subsidiary, such Liens may be limited to the extent necessary, in the reasonable judgment of the Collateral Agent, to minimize adverse tax consequences under Section 956 of the Internal Revenue Code, and

                  (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 4.01 on the Effective Date or as any Agent shall have requested.

Notwithstanding the foregoing, the Agents may in their discretion waive the requirements of this subsection (a) with respect to any Subsidiary, or any property of any Subsidiary, to the extent that it determines that the costs of obtaining a Lien on such property are excessive in relation to the value of the security to be afforded thereby.

                  (b) Ownership of Subsidiaries. In the event that any Capital Stock shall be issued by any of its Subsidiaries to MDC Partners or another Subsidiary (other than Immaterial Subsidiaries with respect to which such pledge would violate the organizational documents of such Immaterial Subsidiary), MDC Partners shall, and shall cause each Subsidiary to which such Capital Stock are issued, to forthwith deliver to the Collateral Agent pursuant to the relevant Security Document (or, in the case of any Subsidiary that is a Non-U.S. Subsidiary, pursuant to a pledge agreement, security agreement or other instrument under the law applicable to such Subsidiary creating a lien
on) the certificates, if any, evidencing such Capital Stock, accompanied by undated stock or other powers executed in blank and take such other action as the Collateral Agent shall reasonably request to perfect the security interest created therein pursuant to the Security Documents. Notwithstanding the foregoing, the Collateral Agent may in its discretion waive the requirements of this subsection (b) with respect to Capital Stock of any Subsidiary to the extent that it determines that the costs of obtaining a Lien on such Capital Stock are excessive in relation to the value of the security to be afforded thereby.

                  (c) Immaterial Subsidiaries. If, based upon the financial statements delivered pursuant to Section 6.09(a) or 6.09(c) for any fiscal quarter or fiscal year, either the aggregate assets or the aggregate revenues (for the Test Period ending on the last day of such fiscal quarter or fiscal year, as the case may be) of all Subsidiaries designated as "Immaterial Subsidiaries" hereunder in effect at such time shall exceed U.S. $10,000,000 as at the end of such fiscal period (or if at any time any Subsidiary that is an Immaterial Subsidiary shall become a party to a Material Contract), MDC Partners shall, within 10 Business Days thereof, (i) rescind the designation
(x) as "Immaterial Subsidiaries" of one or more of such Subsidiaries so that, after giving effect thereto, neither the aggregate assets nor the aggregate revenues of all Subsidiaries so designated (and which designations have not been rescinded) shall exceed U.S. $10,000,000 or (y) of such Subsidiary that has become party to a Material Contract, as applicable, and (ii) to the extent not already effected use reasonable best efforts to cause each such Subsidiary whose designation is so rescinded to take such actions and execute and deliver the documents and other instruments referred to in subsection (a) above as if such Subsidiary were a new Subsidiary (but not an Immaterial Subsidiary).

                  (d) Real Property. If any Borrower or any of its Subsidiaries shall acquire any owned real property, including improvements after the Effective Date having a fair market value of U.S. $5,000,000 or more (or shall make improvements upon any existing owned real property resulting in the fair market value of such real property, together with such improvements, of U.S. $5,000,000 or more), then (subject, in the case of any real property that is subject to a Lien permitted under Section 7.01) it will or, as applicable, will cause the respective Subsidiary holding such owned real property, to execute and deliver in favor of the Collateral Agent a mortgage, deed of trust or similar instrument (as appropriate for the jurisdiction in which such respective real property is situated), all as reasonably requested by any Agent, pursuant to which such Borrower or Subsidiary, as the case may be, will create a Lien upon such owned real property (and improvements) in favor of the Collateral Agent for the benefit of the Secured Parties as collateral security for the obligations hereunder and the other obligations of the type secured by the then existing Security Documents, and will deliver such opinions of counsel, title insurance policies and other related documentation as any Agent shall reasonably request in connection therewith, provided that the Collateral Agent in its sole discretion may waive the requirements of this subsection (d) with respect to any owned real property to the extent that it determines that the costs of obtaining a Lien on such owned real property are excessive in relation to the value of the security to be afforded thereby.

                  (e) Canadian Assets of U.S. Subsidiaries. Within 30 days after the end of the fiscal quarter in which any U.S. Subsidiary that is a "Securing Party" under the Guarantee and Security Agreement acquires assets located in Canada with an aggregate asset value in excess of U.S. $1,000,000, MDC Partners will cause each such U.S. Subsidiary to execute such Canadian Security Documents, in form satisfactory to the Collateral Agent, as shall be necessary in the reasonable judgment of the Collateral Agent for such U.S. Subsidiary to create, in favor of the Collateral Agent for the benefit of the Secured Parties, perfected security interests and Liens in such assets, and to provide for remedies and other provisions as are customary for Canadian security documentation.

                  (f) Further Assurances. MDC Partners will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by the Agents to effectuate the purposes and objectives of this Section 6.11. Without limiting the generality of the foregoing, MDC Partners will, and will cause each of its Subsidiaries (other than Non-Obligors) to, take such action from time to time (including executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Collateral Agent to create, in favor of the Collateral Agent for the benefit of the Secured Parties, perfected security interests and Liens in substantially all of the property of such Subsidiary as collateral security for the obligations hereunder and the other obligations of the type secured by the then existing Security Documents; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents.

                  SECTION 6.12. Governmental Approvals. Each Borrower agrees that it will promptly obtain from time to time at its own expense all such Permits as may be required (a) for this Agreement and each other Loan Document to which such Borrower is a party to be a valid and enforceable obligation of such Borrower and (b) to maintain the existence, priority and perfection of the Liens purported to be created under the Security Documents to which such Borrower is a party.


                                  ARTICLE VII

                               NEGATIVE COVENANTS

                  So long as any Advance shall remain unpaid, any Lender shall have any Commitment hereunder or any Letter of Credit or Bankers' Acceptance shall be outstanding, each Borrower (on behalf of itself and each of its Subsidiaries and any Minority-Owned Obligors owned directly or indirectly by such Borrower (provided that the parties hereto understand that MDC Partners and its Subsidiaries may not control the Minority-Owned Obligors and, as such, are only able to use reasonable best efforts to effect the following covenants as they apply to the

Minority-Owned Obligors, and no Default with respect thereto shall occur in the event such efforts are taken)) agrees as follows:

                  SECTION 7.01. Liens, Etc. MDC Partners will not, and will not permit any other Restricted Party to, create or suffer to exist any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any other Restricted Party to assign, any right to receive income or revenues (including account receivables) or rights in respect of any thereof, except:

                  (a) (i) Liens for taxes, assessments, governmental charges or levies or other amounts owed to Governmental Authorities other than for borrowed money; (ii) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that (A) are not overdue for a period of more than 30 days or that are being contested in good faith, and (B) that individually or together with all other such Liens outstanding at any time do not materially detract from the value of the property subject thereto or materially adversely affect the use of such property for its intended purposes; (iii) pledges or deposits to secure obligations under workers' compensation laws, employment insurance laws or similar legislation or to secure public or statutory obligations (or in either case to secure letters of credit securing such obligations); (iv) easements, rights of way, restrictions and other similar restrictions or encumbrances on title to real property that, in the aggregate, do not materially detract from the value of the property subject thereto or materially adversely affect the use of such property for its intended purposes; (v) Liens in favor of a landlord arising in the ordinary course of business, (vi) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, subleases, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (vii) Liens consisting of minor defects in title that do not materially interfere with the ability of the Restricted Parties to conduct their business as currently conducted or to utilize such properties for their intended purposes;

                  (b) purchase money Liens upon or in any property, assets or stock acquired or held by any of the Restricted Parties in the ordinary course of business to secure the purchase price or construction cost of such property or to secure Debt (including Capital Lease Obligations) incurred solely for the purpose of financing the acquisition or construction of such property if incurred prior or within 60 days after such acquisition or construction, or Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition), or any extensions, renewals or refinancings of any of the foregoing for the same or a lesser amount, provided that (i) no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or refinancing shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced, (ii) the obligations secured by such Liens shall be Debt permitted under Section 7.05(d) and (iii) the Debt secured thereby does not exceed the cost of acquiring such property, assets or stock;

                  (c) Liens securing Debt existing on the date hereof and identified in Part B of Schedule 7 hereto (or, to the extent not meeting the minimum thresholds for required listing on said Schedule 7 pursuant to Section 5.16, in an aggregate amount not exceeding

         U.S. $3,000,000) and extensions, renewals or refinancings of any of the foregoing for the same or a lesser amount, provided that no such extension, renewal or refinancing shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

                  (d) Liens created hereunder or under the Security Documents;

                  (e) customary Liens for the fees, costs and expenses of trustees and escrow agents pursuant to any indenture, escrow agreement or similar agreement establishing a trust or escrow arrangement;

                  (f) Liens securing Debt permitted under Section 7.05(e), or any extensions, renewals or refinancings of any thereof for the same or a lesser amount, provided that no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or refinancing shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

                  (g) Liens arising from judgments, decrees, awards or attachments in circumstances not constituting an Event of Default;

                  (h) Liens in favor of collecting banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of MDC Partners or any other Restricted Party on deposits with or in possession of such banks, other than relating to Indebtedness;

                  (i) any interest or title of a lessor under any lease entered into by MDC Partners or any other Restricted Party in the ordinary course of its business and covering only the assets so leased, and any financing statement filed in connection with such lease;

                  (j) the right (so long as not exercised) reserved to or vested in any Governmental Authority by the terms of any authorization acquired by any Restricted Party or by any statutory provision, to terminate any such authorization, or to require annual or other periodic payments as a condition of the continuance thereof or to distrain or obtain a charge on any business asset of any Restricted Party in the event of a failure to make such annual or periodic payments or to comply with the terms thereof;

                  (k) any rights (so long as not exercised) of expropriation, access or use or other similar such rights conferred or vested on public authorities by or under statutes of Canada or any foreign jurisdiction or any political subdivision of any thereof;

                  (l) the reservations, limitations, provisos and conditions, if any, expressed in any original grants from the Crown;

                   (m) Liens securing Debt permitted under Section 7.05(c); and

                   (n) additional Liens securing obligations in an aggregate amount not exceeding U.S. $7,000,000 at any one time outstanding.

                  SECTION 7.02. Mergers, Etc.

                  (a) Mergers and Consolidations. MDC Partners will not, and will not permit any other Restricted Party to, enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), provided that any other Restricted Party may merge with and into (or liquidate or dissolve itself into) MDC Partners or any other Restricted Party, so long as (i) after giving effect thereto no Default shall have occurred and be continuing, (ii) in any such transaction involving a Wholly Owned Subsidiary of MDC Partners that is an Obligor, the continuing or surviving corporation shall be such Wholly Owned Subsidiary and (iii) in any such transaction involving any Borrower, such Borrower shall be the continuing or surviving corporation (provided that in any event MDC Partners shall be the continuing or surviving corporation).

                  (b) Dispositions. MDC Partners will not, and will not permit any other Restricted Party to, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, including receivables and leasehold interests, but excluding:

                  (i) obsolete or worn-out property, tools or equipment no longer used or useful in its business,

                  (ii) any inventory, cash equivalents or other property sold or disposed of in the ordinary course of business and on ordinary business terms,

                  (iii) the sale for fair market value (with at least 50% of the consideration in the form of cash or Permitted Investments) of any assets or business comprising the Secure Products Business of MDC Partners and its Subsidiaries and the subsequent sale of any income trust units and any other non-cash consideration received as consideration for such sale;

                  (iv) the leasing or sub-leasing of Property that would not materially interfere with the required use of such Property by MDC Partners or any other Restricted Party;

                  (v) the Disposition of Permitted Investments in the ordinary course of business;

                  (vi) Dispositions permitted by Section 7.02(a);

                  (vii) the licensing, as either licensor or licensee, of patents, trademarks, copyrights and know-how to or from third Persons, MDC Partners or any other Restricted Party in the ordinary course of business;

                  (viii) Dispositions of defaulted accounts in order to realize on such accounts in a commercially reasonable manner;

                  (ix) Dispositions of non-core assets listed in Schedule 22 hereto; and

                  (x) Dispositions of other property or assets for fair market value in cash having an aggregate fair market value not exceeding U.S. $10,000,000 during any fiscal year;

provided that any Restricted Party may sell, transfer, lease or otherwise dispose of its assets to MDC Partners or to another Restricted Party that is an Obligor (upon voluntary liquidation or otherwise), so long as (A) after giving effect thereto, no Default shall have occurred and be continuing and (B) no such Disposition may be made by any Wholly Owned Subsidiary of MDC Partners that is an Obligor other than to MDC Partners or another Wholly Owned Subsidiary that is an Obligor unless such Disposition is permitted under clause
(b)(x) above.

                  SECTION 7.03. Change in Nature of Business. MDC Partners will not, and will not permit any other Restricted Party to, engage in any business other than the Marketing Communications Business and, prior to the Disposition thereof, the Secure Products Business, and any activities reasonably incidental thereto.

                  SECTION 7.04. Transactions with Affiliates. Except as otherwise set forth in Schedule 14 hereto, MDC Partners will not, and will not permit any other Restricted Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Restricted Parties than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among MDC Partners and its Wholly Owned Subsidiaries not involving any other Affiliate and (c) transactions expressly permitted under Sections 7.02, 7.05, 7.06 and 7.07.

                  SECTION 7.05. Debt. MDC Partners will not, and will not permit any other Restricted Party to, create, incur, assume or permit to exist any Debt or issue any Disqualified Stock, except:

                  (a) Debt created hereunder and under the other Loan Documents or the Cash Management Program;

                  (b) Debt under facilities existing on the date hereof and set forth in Part A of Schedule 7 hereto (or, to the extent not meeting the minimum thresholds for required listing on said Schedule 7 pursuant to Section 5.16, in an aggregate amount not exceeding U.S. $3,000,000), and extensions, renewals and refinancings of any such Debt that do not increase the outstanding maximum principal amount permitted to be incurred thereunder;

                  (c) (i) Debt of any Obligor owing to any other Obligor; (ii) Debt of any Non-Obligor owing to any other Non-Obligor; and (iii) Debt of any Non-Obligor owing to any Obligor, provided that, in the case of this subclause (iii) only, either (x) both (A) such Debt shall be secured by a first priority Lien over substantially all the assets of such Non-Obligor and (B) such Debt shall be evidenced by a promissory note in form and substance satisfactory to the Administrative Agents, which promissory note and security shall be assigned as security to the Collateral Agent under the relevant Security Document; or (y) the aggregate principal amount of such Debt, together with the aggregate amount of Investments made under subclause (iv) of Section 7.06(d) (calculated without duplication), shall not exceed U.S. $5,000,000 at any time outstanding;

                  (d) Debt incurred after the date hereof and secured by any Lien permitted under Section 7.01(b) (including Capital Lease Obligations, and including also any Debt assumed in connection with an Acquisition) in an aggregate amount not exceeding U.S. $5,000,000 at any time outstanding;

                  (e) Debt of any Person that is acquired in an Acquisition permitted under Section 7.06(i) that is existing at the time such other Person is merged with or into or becomes a Subsidiary of MDC Partners, provided that (i) such Debt is not incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of MDC Partners and (ii) the aggregate amount of such Debt, together with any extensions, renewals and refinancings thereof, incurred or assumed after the date hereof shall not exceed U.S. $3,000,000 at any time outstanding;

                  (f) Deferred Purchase Obligations;

                  (g) guarantees made in the ordinary course of business by MDC Partners or any other Restricted Party of obligations of MDC Partners or any Guarantor;

                  (h) Debt of MDC Partners or any other Restricted Party arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn by MDC Partners or such Restricted Party in the ordinary course of business against insufficient funds, so long as such Debt is repaid within five Business Days;

                  (i) Debt in respect of performance bonds, bid bonds, appeal bonds, bankers' acceptances, letters of credit, surety bonds or other similar obligations arising in the ordinary course of business, and any refinancings thereof to the extent not provided to secure the repayment of other Debt (including guarantees relating thereto);

                  (j) Debt in respect of one or more Swap Agreements entered into by any Restricted Party in the ordinary course of its business and not for speculative purposes in an aggregate principal amount (as opposed to the aggregate notional amount) not exceeding U.S. $10,000,000; and

                  (k) other Debt in an aggregate amount not exceeding U.S. $7,000,000 at any time outstanding.

                  SECTION 7.06. Investments and Acquisitions. MDC Partners will not, and will not permit any other Restricted Party to, make or permit to remain outstanding any Investments, or to make any Acquisition except:

                 (a) Investments outstanding on the date hereof and identified in Schedule 11 hereto;

                 (b) operating deposit accounts with banks;

                 (c) cash and Permitted Investments;

                 (d) (i) Investments existing on the date hereof by MDC Partners and any other Restricted Party in Restricted Parties and Immaterial Subsidiaries; (ii) Investments after the Effective Date by any Restricted Party in any Obligor; (iii) Investments after the Effective Date constituting Debt permitted under subclause
         (iii)(x) of Section 7.05(c);

         and (iv) Investments after the Effective Date by any Restricted Party in any Non-Obligor, provided that aggregate amount of Investments made under this subclause (iv), together with the aggregate principal amount of Debt under subclause (iii)(y) of
         Section 7.05(c) at any time outstanding (calculated without duplication), shall not exceed U.S. $5,000,000;

                  (e) Swap Agreements entered into by any Restricted Party in the ordinary course of its business and not for speculative purposes and not prohibited under Section 7.05(j);

                  (f) Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business;

                  (g) Investments in income trust units and any other non-cash consideration acquired in connection with any Disposition permitted under Section 7.02(b)(iii);

                  (h) Investments constituting Guarantees permitted under
         Section 7.05;

                  (i) (i) the acquisition of more than 50% of the Capital Stock of a Person principally and directly engaged in the Marketing Communications Business (which, if such Person's Capital Stock is publicly-traded, is not a hostile acquisition) by any Restricted Party or the acquisition of assets of a business in the Marketing Communications Business by any Restricted Party which is directly or indirectly controlled by MDC Partners, (ii) Investments (which, if in the form of the acquisition of Capital Stock, are minority Investments) in Persons (other than Subsidiaries) made by any Restricted Party and (iii) payments in respect of Deferred Purchase Obligations (including the acquisition by any Restricted Party of Capital Stock of a Restricted Party, an Immaterial Subsidiary or an Affiliate from a Minority Shareholder thereof pursuant to the applicable Restricted Party Shareholder Agreement or other shareholder, operating, membership, limited liability or similar agreement) (collectively, the acquisitions and Investments under subclauses (i), (ii) and (iii) above being referred to as the "Subject Investments"); provided that (1) after giving effect to any such acquisition of Capital Stock of a Person referred to in subclause (i) above, such Person shall become a "Guarantor" and "Securing Party" pursuant to Section 6.11 and a participant in the Cash Management Program; (2) both immediately prior to each such Subject Investment and after giving effect thereto, no Default shall have occurred and be continuing; (3) as of the date of the consummation of, and after giving pro forma effect to, each such Subject Investment, the Total Debt Ratio shall not exceed 2.50 to 1.0 (the determination of such compliance to be calculated on a pro forma basis under the assumption that such Subject Investment shall have occurred, and any Debt in connection therewith shall have been incurred, at the beginning of the applicable Test Period); and (4) (A) the aggregate amount of all Subject Investments shall not exceed U.S. $30,000,000 for any fiscal year and (B) the amount of any individual Subject Investment (or series of related Subject Investments) shall not exceed U.S. $10,000,000 (in the case of each of subclauses (A) and (B), excluding the value of any Capital Stock issued as consideration for any such Subject Investment, but including the aggregate principal amount of any Debt assumed or acquired in connection therewith);

                  (j) in addition to Investments made under subclause (iii) of clause (i) above, so long as at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, payments in respect of Deferred Purchase Obligations (including the

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         acquisition by any Restricted Party of Capital Stock of a Restricted
         Party, an Immaterial Subsidiary or an Affiliate from a Minority Shareholder thereof pursuant to the applicable Restricted Party Shareholder Agreement or other shareholder, operating, membership, limited liability or similar agreement), provided that the aggregate amount of such payments shall not exceed U.S. $5,000,000 for any fiscal year;

                  (k) (i) all Debt owing by a Minority Shareholder to a Restricted Party existing on the date hereof; and (ii) all Debt incurred after the date hereof which is owed by a Minority Shareholder to a Restricted Party that is an Obligor which is incurred by the Minority Shareholder in connection with its acquisition of Capital Stock of such Restricted Party, provided that (x) all such Debt shall be evidenced by a promissory note in form and substance satisfactory to the Administrative Agents, (y) all such Debt is secured by a first pledge of and a security interest in the Capital Stock so acquired in form and substance satisfactory to the Collateral Agent; and (z) all such notes and security are assigned as security to the Collateral Agent on behalf of the Lenders pursuant to the relevant Security Document, provided that the aggregate of all such Debt under this subclause (ii) shall not exceed U.S. $5,000,000 at any time outstanding;

                  (l) loans and advances to employees of MDC Partners, any of its Subsidiaries, any other Restricted Parties or any of the Minority Shareholders in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount not exceeding U.S. $2,000,000 at any one time outstanding;

                  (m) Investments (including Debt and Capital Stock) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (n) Investments of any Person in existence at the time such Person becomes a Subsidiary of MDC Partners or a Restricted Party; provided that such Investments were not made in connection with or anticipation of such Person becoming a Subsidiary of MDC Partners or a Restricted Party, as applicable; and

                  (o) Investments (in addition to Investments permitted under any of the foregoing clauses of this Section 7.06) in an aggregate amount not exceeding U.S. $2,000,000.

                  SECTION 7.07. Restricted and Other Payments. MDC Partners will not, and will not permit any other Restricted Party to, declare or make, or agree to pay or make, directly or indirectly, (a) any Restricted Payment,
(b) any payment on account of Deferred Purchase Obligations (including any Earnout Payments) or (c) any management or similar fee to any Person, except that:

                  (i) MDC Partners may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its Capital Stock not constituting Disqualified Stock;

                  (ii) MDC Partners may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of MDC

         Partners and its Subsidiaries or any other Restricted Party payable either in common stock of MDC Partners or in cash in an aggregate amount not exceeding U.S. $3,000,000 during the term of this Agreement;

                  (iii) so long as at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, MDC Partners may make any Restricted Payments (other than any payments in respect of Deferred Purchase Obligations) in cash not exceeding (x) U.S. $4,000,000 in the aggregate (A) with respect to such Restricted Payments (other than Issuer Bids), for the fiscal year ending December 31, 2004 and (B) with respect to such Restricted Payments consisting of Issuer Bids, for the period from and after the Effective Date to and including December 31, 2004 and (y) for each fiscal year thereafter, the lesser of (A) the sum of U.S. $5,000,000 plus 25% of positive net income (if any) of MDC Partners on a Consolidated basis for the immediately preceding fiscal year and (B) U.S. $10,000,000;

                  (iv) payments by any Restricted Party in respect of any Deferred Purchase Obligations permitted under clauses (i), (j) or (o) of Section 7.06; and

                  (v) so long as at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, (x) the payment of management fees by any Restricted Party in compliance with any applicable Restricted Party Shareholder Agreement; (y) the payment by Maxxcom Canada to MDC Partners of fees in relation to provision of administrative services and benefits by MDC Partners to Maxxcom Canada; and (z) the payment by MDC Partners or any other Restricted Party to Nadal Financial Corporation, Amadeus Capital Corporation and/or Stallion Investments Ltd. or any Affiliate thereof of fees pursuant to a management services agreement with respect to the provision of certain financial advisory services by each such entity to MDC Partners or any other Restricted Party not in excess, in the aggregate, of U.S. $4,000,000 for any fiscal year (but excluding amounts paid in respect of loan repayments by MDC Partners to Miles Nadal to the extent such loans are permitted under Section 7.06(a)) and the reimbursement of reasonable expenses incurred by any such entity and reimburseable pursuant to such agreement.

                  Nothing herein shall be deemed to prohibit the payment of (x) pro rata dividends or distributions (including, without limitation, tax distributions in accordance with the applicable Restricted Party Shareholder Agreement) to its shareholders or members by any Subsidiary or other Restricted Party or (y) salaries and bonuses to employees of any of the Restricted Parties in the ordinary course of business.

                  SECTION 7.08. Restrictive Agreements. MDC Partners will not, and will not permit any other Restricted Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement to which MDC Partners or any other Restricted Party is a party that prohibits, restricts or imposes any condition upon (a) the ability of any Restricted Party to create, incur or permit to exist any Lien upon any of its property or assets to secure obligations under the Loan Documents or (b) the ability of any Restricted Party to pay dividends or other distributions with respect to any shares of its Capital Stock to, or to make or repay loans or advances to, or to guarantee Debt hereunder or under any of the other Loan Documents of, or to transfer assets to, any other Restricted Party; provided that:

                  (i) the foregoing shall not apply to (x) restrictions and conditions imposed by law or by this Agreement, (y) restrictions and conditions existing on the date hereof and identified in Schedule 21 hereto (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), and (z) customary restrictions and conditions contained in agreements relating to the sale of a Restricted Party or asset pending such sale, provided such restrictions and conditions apply only to the Restricted Party or asset that is to be sold and such sale is permitted hereunder; and

                  (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt,
         (B) customary provisions in leases and other contracts restricting the assignment thereof, (C) software and other Intellectual Property licenses pursuant to which MDC Partners or any other Restricted Party is the licensee of the relevant software or Intellectual Property, as the case may be, (in which case, any prohibition or limitation shall relate only to the assets which are the subject of the applicable license) and (D) Contractual Obligations incurred in the ordinary course of business and on customary terms which restrict Liens on the assets which are the subject of such Contractual Obligation.

                  SECTION 7.09. Prepayment of Certain Debt. MDC Partners will not, and will not permit any other Restricted Party to, subsequent to such incurrence purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any subordinated Debt, except for regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such subordinated Debt (and in any event in accordance with the subordination provisions applicable thereto, which shall have been approved by the Required Lenders); provided that, for the avoidance of doubt, this Section 7.09 shall not limit any payments on account of Deferred Purchase Obligations otherwise permitted hereunder.

                  SECTION 7.10. Modifications of Certain Documents. MDC Partners will not, and will not permit any other Restricted Party to, consent to any modification, supplement or waiver of any of the provisions of any Material Contract, Restricted Party Shareholder Agreement, Restricted Party Purchase Agreement, or any charter, by-laws or other organizational document in respect of any Obligor or any Employment Agreement, other than any modification, supplement or waiver of any thereof that does not materially and adversely affect the Agents or the Lenders. Notwithstanding anything herein to the contrary, no Employment Agreement entered into after the Effective Date shall contain any provision for the termination thereof, or any of the material provisions thereof, which is more onerous on the relevant Restricted Party than any such provision contained in any Employment Agreement in effect on the date hereof.

                  SECTION 7.11. Changes in Fiscal Periods. MDC Partners will not, and will not permit any other Restricted Party to, change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

                                ARTICLE VIII

                            FINANCIAL COVENANTS

                  So long as any Advance shall remain unpaid, any Lender shall have any Commitment hereunder or any Letter of Credit or Bankers' Acceptance shall be outstanding, MDC Partners agrees as follows:

                  SECTION 8.01. Total Debt Ratio. MDC Partners will not permit the Total Debt Ratio to exceed 3.0 to 1.0 at any time.

                  SECTION 8.02. Minimum EBITDA. MDC Partners will not permit EBITDA for the period of the first three fiscal quarters of 2004 to be less than U.S. $19,000,000.

                  SECTION 8.03. Fixed Charges Ratio. MDC Partners will not permit the Fixed Charges Ratio to be less than 1.25 to 1.0 as at the last day of any Test Period ending on or after December 31, 2004.

                  SECTION 8.04. Minimum Liquidity. MDC Partners will not permit the sum at any time of (a) cash on hand (including collected cash balances in the Cash Management Program) of the Restricted Parties, (b) Permitted Investments of the Restricted Parties and (c) the aggregate unused amount of the Commitments to be less than the Aggregate Current Deferred Purchase Obligations at such time.

                  SECTION 8.05. Net Worth. MDC Partners will not permit the Net Worth at any time to be less than the sum of (a) U.S. $132,000,000 plus
(b) 50% of positive net income (if any) of MDC Partners and its Subsidiaries, determined on a Consolidated basis, for the semi-annual fiscal period from July 1, 2004 through December 31, 2004 plus (c) for each fiscal year thereafter, 50% of positive net income (if any) of MDC Partners and its Subsidiaries, determined on a Consolidated basis, for such fiscal year.

                  SECTION 8.06. Capital Expenditures. MDC Partners will not permit the aggregate amount of Capital Expenditures by the Restricted Parties in respect of the Marketing Communications Business and the Secure Products Business to exceed the following respective amounts with respect to such business for any fiscal year ending on the dates set forth below:

       Fiscal Year Ending                          Amount (U.S. $)
       ------------------                          ---------------

                         Marketing Communications            Secure Products
                         ------------------------            ---------------

    December 31, 2004           10,000,000                       8,000,000
    December 31, 2005           7,500,000                        3,000,000
    December 31, 2006           7,500,000                        3,000,000
    December 31, 2007           7,500,000                        3,000,000

If the aggregate amount of Capital Expenditures with respect to any such business for any period set forth in the schedule above shall be less than the amount with respect to such business set forth opposite such period in the schedule above, then 100% of such shortfall shall be added to the amount of Capital Expenditures with respect to such business permitted for the immediately succeeding (but not any other) period and, for purposes hereof, the amount of

Capital Expenditures made during any period shall be deemed to have been made first from the permitted amount for such period set forth in the schedule above and last from the amount of any carryover from any previous period.


                                   ARTICLE IX

                               EVENTS OF DEFAULT

                  SECTION 9.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) any Borrower shall fail to pay any principal of any Advance, or any reimbursement obligation in respect of any Letter of Credit, owing by such Borrower when the same becomes due and payable; any Borrower shall fail to make a prepayment required to be made by it under Section 2.12 when such prepayment is required to be made; or any Obligor shall fail to pay any interest on any Advance, or any reimbursement obligation in respect of any Letter of Credit, owing by such Obligor or make any other payment under this Agreement or any other Loan Document within three Business Days after the same becomes due and payable;

                  (b) any representation or warranty made or deemed made by or on behalf of MDC Partners, any other Restricted Party or any other Obligor in this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made;

                  (c) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.01 (with respect to any Borrower), 6.09(g), 6.10 or 6.11, or in Articles VII or VIII;

                  (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a) or (c) of this Section 9.01) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the U.S. Administrative Agent (given promptly at the request of any Lender to MDC Partners);

                  (e) any Restricted Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Debt, when and as the same shall become due and payable (after the expiration of any applicable grace period);

                  (f) any event or condition occurs that results in any Material Debt becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Debt or any trustee or agent on its or their behalf, to cause any Material Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to secured

         Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) bankruptcy, liquidation, reorganization or other relief in respect of any Restricted Party or its debts, or of a substantial part of its assets, under any Canadian, U.S. Federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Restricted Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any such bankruptcy, liquidation, reorganization or other relief, or any such appointment, shall be entered;

                  (h) any Restricted Party shall (i) voluntarily commence any proceeding or file any petition seeking bankruptcy, liquidation, reorganization or other relief under any Canadian, U.S. Federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section 9.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Restricted Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any corporate or similar action to authorize any of the foregoing;

                  (i) any Restricted Party shall admit in writing its inability or fail generally to pay its debts as they become due;

                  (j) one or more judgments for the payment of money in an aggregate amount in excess of U.S. $5,000,000 shall be rendered against any Restricted Party or any combination of Restricted Parties and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed or fully bonded pending appeal, or any action shall be rightfully taken by a judgment creditor to attach or levy upon any assets of any Restricted Parties to enforce any such judgment;

                  (k) an ERISA Event shall have occurred that, either individually or in the aggregate when taken together with all other ERISA Events that have occurred, could (individually or in the aggregate) reasonably be expected to result in liability in an aggregate amount in excess of U.S. $3,000,000; or the assertion against any Restricted Party of any claims or liabilities in respect of any Canadian Employee Benefit Plan that, individually or in the aggregate, has had or could reasonably be expected to result in liability in an aggregate amount in excess of U.S. $2,000,000;

                  (l) a Change in Control shall occur;

                  (m) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on any material portion of the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted under Section 7.01), or, except for expiration in accordance with its terms (or with the consent of the Collateral Agent), any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect;

                  (n) any Loan Document shall cease to be, or shall be asserted by any Obligor not to be, a legal, valid, binding and enforceable obligation of any Obligor party thereto; or

                  (o) any Restricted Party shall breach any of its obligations under any Material Contract if, as a result thereof, such contract could reasonably be expected to be terminated; or any Material Contract shall cease to be a legal, valid, binding and enforceable obligations of any counterparty party thereto (including by reason of any termination prior to the scheduled expiration date thereof, but excluding any termination on the scheduled expiration date or as a result of a modification, supplement or waiver thereof permitted under
         Section 7.10), provided that there shall only be an Event of Default under this clause (o) to the extent such breach or the failure of such Material Contract to be legal, valid, binding and enforceable could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

then the U.S. Administrative Agent (i) may with the consent of, and shall at the request of the Required Lenders, by notice to MDC Partners (on its own behalf and on behalf of the other Borrowers), declare the obligation of each Lender to make Advances or to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) may with the consent of, and shall at the request of the Required Lenders, by notice to MDC Partners (on its behalf and on behalf of the other Borrowers), declare the Advances, the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by MDC Partners and the other Borrowers; provided that in the case of any event with respect to any Obligor described in clause (g) or (h) of this Article, (x) the obligation of each Lender to make Advances shall automatically be terminated and (y) the Advances, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.


                                  ARTICLE X

                                  THE AGENTS

                  SECTION 10.01. Authorization and Action. Each Lender hereby appoints each Agent and authorizes each Agent to execute each Loan Document to which such Agent is a party and to take such action as agent on such Lender's behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or any of the other Loan Documents (including enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement or any other Loan Document.

                  SECTION 10.02. Agent's Reliance, Etc. Neither any Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Agent:

                  (i) may treat the payee of any Note as the holder thereof until the U.S. Administrative Agent receives and accepts an Assignment and Assumption entered into by the Lender that is the payee of such Note, as assignor, and an assignee, as assignee, as provided in
         Section 11.06;

                  (ii) may consult with legal counsel (including counsel for MDC Partners), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                  (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any of the other Loan Documents;

                  (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents on the part of MDC Partners or any of its Subsidiaries or to inspect the property (including the books and records) of MDC Partners or any of its Subsidiaries;

                  (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto; and

                  (vi) shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 10.03. JPMCB and Affiliates. With respect to its Commitments, the Advances made by it, Letter of Credit Exposure held by it and the Notes issued to it, JPMCB and JPMorgan Canada shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include JPMCB or JPMorgan Canada in its individual capacity. JPMCB and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, MDC Partners, any of its Subsidiaries and Affiliates and any Person who may do business with or own securities of MDC Partners or any such Subsidiary, all as if JPMCB were not an Agent and without any duty to account therefor to the Lenders.

                  SECTION 10.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Article V and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

                  SECTION 10.05. Indemnification. The Lenders agree to indemnify each Agent and their respective officers, directors, employees, agents and advisors, in each case to the extent not reimbursed by MDC Partners, ratably in accordance with their respective Indemnification Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement and the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Agent is not reimbursed for such expenses by MDC Partners.

                  SECTION 10.06. Successor Agent. Any Agent may at any time give 10 days notice of its resignation to the Lenders, the Issuing Banks, MDC Partners and the other Agents. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent (not reasonably to be withheld) of MDC Partners (unless an Event of Default under
Section 9.01(a), (g), (h) or (i) shall have occurred and be continuing), to appoint a successor to such retiring Agent, which shall be a bank with offices in New York City and Toronto, or an affiliate of any such bank with offices in New York City or Toronto and a combined capital and surplus of at least $500,000,000. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders (subject to MDC Partners' approval as provided above), either appoint a successor to such retiring Agent meeting the qualifications set forth above (if a successor is willing to serve) or, alternatively, notify MDC Partners and the Lenders that its resignation shall become effective on a date specified in such notice and, on and after such date, (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Security Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through an Administrative Agent which is retiring shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 10.06. Upon the acceptance of a successor's appointment as an Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.06). The fees payable by MDC Partners to a successor Agent shall be the same as those payable to its predecessor. After the retiring Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and its respective Indemnified Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as an Agent.

                  SECTION 10.07. Other Agents. Except as expressly provided herein, the Sole Lead Arranger and Sole Lead Bookrunner, the Co-Arrangers and Co-Syndication Agents and the Documentation Agent named on the cover page of this Agreement shall not have any right, power, obligation, liability, responsibility or duty under this Agreement. Without limiting the generality of the foregoing, no such Person shall have or be deemed to have any fiduciary relationship with any other Lender in connection herewith. Each Lender acknowledges that it has not relied, and will not rely, on any such entity in deciding to enter into this Agreement or in taking or not taking action hereunder.


                                   ARTICLE XI

                                 MISCELLANEOUS

                  SECTION 11.01. Waivers; Amendments.

                  (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by any Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of an Advance shall not be construed as a waiver of any Default, regardless of whether any Agent or any Lender may have had notice or knowledge of such Default at the time.

                  (b) Amendments to this Agreement. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Obligors and the U.S. Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall:

                  (i) without the written consent of each Lender affected thereby (x) increase any Commitment of such Lender, (y) reduce the principal amount of any Advance held by such Lender or reduce the rate of interest thereon, or reduce any fees payable to such Lender hereunder or (z) postpone the scheduled date of payment of the principal amount of any Advance held by such Lender, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment of such Lender; or

                  (ii) without the written consent of each Lender (x) change the percentage set forth in the definition of the term "Required Lenders" or any provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder or (y) release any Borrower from its respective guarantee obligations under Article III (unless resulting from a transaction permitted under Section 7.02), and provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Revolving Credit Lenders of any Class (other than in a manner that affects equally all Revolving Credit Lenders of both Classes) without the prior written consent of the Required Lenders of such Class and (B) no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, Swingline Lender or Issuing Bank hereunder without the prior written consent of such Agent, Swingline Lender or Issuing Bank, as applicable.

                  (c) Amendments to Security Documents. Except as otherwise provided in subsection (b) above with respect to this Agreement, the Collateral Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that without the prior consent of each Lender, the Collateral Agent shall not (except as provided herein or in the Security Documents) (i) release any of the collateral or terminate any of the Liens under any of the Security Documents or (ii) alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of such collateral, except that no such consent shall be required, and the relevant Agent is hereby authorized and directed, to release any Lien covering property that is the subject of a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.

                  SECTION 11.02. Notices, Etc.

                  (a) Notices Generally. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered by hand:

                  (i) If to any Borrower:

                      MDC Partners Inc.
                      45 Hazelton Avenue
                      Toronto, Ontario M5R 2E3
                      Attention:  Walter Campbell

                      Telephone No.: 416-960-9000
                      Telecopier No.:  416-960-9555

                 (ii) If to the U.S. Administrative Agent:

                      JPMorgan Chase Bank
                      1111 Fannin Street, 10th Floor
                      Houston, Texas 77002-8069
                      Attention: Loan and Agency Services Group
                      Telephone No.: 713-750-2102
                      Telecopier No.: 713-750-2782

                      with a copy to:

                      JPMorgan Chase Bank
                      277 Park Avenue
                      New York, New York 10017
                      Attention: George Catallo
                      Telephone No.: 212-622-3499
                      Telecopier No.: 646-534-0693

                (iii) If to the Canadian Administrative Agent:

                      JPMorgan Chase Bank
                      Toronto Branch
                      200 Bay Street, Royal Bank Plaza, South Tower Suite 1800, Toronto Ontario M5J 2J2
                      Canada
                      Attention: Christine Chan
                      Telephone No.: 416-981-9123
                      Telecopier No.: 416-981-9138

                 (iv) If to the Collateral Agent:

                      JPMorgan Chase Bank
                      1111 Fannin Street, 10th Floor
                      Houston, Texas 77002-8069
                      Attention: Loan and Agency Services Group
                      Telephone No.: 713-750-2102
                      Telecopier No.: 713-750-2782

                      with a copy to:

                      JPMorgan Chase Bank
                      277 Park Avenue
                      New York, New York 10017

                      Attention: George Catallo
                      Telephone No.: 212-622-3499
                      Telecopier No.: 646-534-0693; and

                  (v) If to any Lender or Issuing Bank, at the U.S. Lending Office specified in the Administrative Questionnaire of such Lender,

or, as to MDC Partners (or any other Borrower) or any Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to MDC Partners and the Agents. As long as JPMCB acts as both U.S. Administrative Agent and Collateral Agent, any notices delivered to JPMCB in its capacity as either such Agent shall be deemed to have been duly delivered to JPMCB in its capacity as the other such Agent. All such notices and communications shall be deemed to have been duly given or made (i) in the case of hand deliveries, when delivered by hand, (ii) in the case of mailed notices, when received and (iii) in the case of telecopier notice, when transmitted and confirmed during normal business hours (or, if delivered after the close of normal business hours, at the beginning of business hours on the next Business Day), except that notices and communications to the Administrative Agents pursuant to Article II or IX shall not be effective until received by the Administrative Agents.

                  (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agents, provided that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Article II if such Lender or Issuing Bank, as applicable, has notified the Administrative Agents that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agents or the Borrowers may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

                  Unless the Administrative Agents otherwise prescribe, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

                  SECTION 11.03. Costs and Expenses; Indemnification, Etc.

                  (a) Costs and Expenses. MDC Partners agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder, including the reasonable fees and expenses of counsel for the Agents with respect thereto and with respect to advising the Agents as to their rights and responsibilities under this Agreement and the other Loan Documents. The Borrowers jointly and severally agree to pay on demand:

                  (i) all costs and expenses of the Agents, if any (including the reasonable fees and expenses of counsel and third-party consultants), in connection with (A) any Default and any enforcement or collection proceedings resulting therefrom, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings relating to any of the Loan Documents and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (B) the enforcement of this
         Section 11.03;

                  (ii) all costs and expenses of each Lender and Issuing Bank, if any (including the reasonable fees and expenses of counsel and third-party environmental, accounting or other consultants), in connection with (A) any enforcement or collection proceedings under or with respect to this Agreement or any other Loan Documents and (B) the enforcement of this Section 11.03;

                  (iii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein; and

                  (iv) all costs, expenses and other charges in respect of title insurance or notary fees procured with respect to the Liens created pursuant to any of the Security Documents.

                  (b) Indemnification. The Borrowers shall jointly and severally indemnify the Agents, each Issuing Bank and each Lender, and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnified Party, incurred by or asserted against any Indemnified Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any Advance or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), any payments that the Collateral Agent is required to make in connection with any Security Document under any indemnity issued to any bank to which remittances in respect of accounts receivable are to be made, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by MDC Partners or any of its Subsidiaries, or any Environmental Claim related in any way to MDC Partners or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnified Party is a party thereto; provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

                  (c) Survival. Without prejudice to the survival of any other agreement of MDC Partners or the other Borrowers hereunder, the agreements and obligations of MDC Partners and the other Borrowers contained in Sections 2.13 and 2.16, and this Section 11.03, shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

                  (d) Reimbursement of Issuing Bank. To the extent that a Borrower fails to pay any amount required to be paid by it to an Issuing Bank under subsection (a) or (b) of this Section 11.03, each Revolving Credit Lender of the applicable Class severally agrees to pay to such Issuing Bank such Revolving Credit Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Issuing Bank in its capacity as such.

                  (e) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, MDC Partners will not and will not permit any of its Subsidiaries to assert, and MDC Partners (on behalf of itself and each of its Subsidiaries) hereby waives, any claim (other than any claim with respect to actual or contemplated assignments or participations under this Agreement, including claims relating to the disclosure of confidential information in connection therewith) against any Lender, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby or thereby, any Advance or Letter of Credit or the use of the proceeds thereof.

                  SECTION 11.04. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) regardless of currency at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Obligor against any of and all the obligations of any Obligor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify MDC Partners (on its own behalf and on behalf of the relevant Borrower, if applicable) after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.04 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 11.05. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower, the Agents and each Lender and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agents and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of each Lender.

                  SECTION 11.06. Assignments and Participations, Register.

                  (a) Assignments. Each Lender may (and shall, at the expense of MDC Partners, if requested to do so by MDC Partners pursuant to Section 2.18) assign to one or more Persons (other than to MDC Partners or any of its Subsidiaries or Affiliates) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, Advances, Letter of Credit Exposure and the Notes held by it); provided that:

                  (i) other than in the case of (x) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, such Lender shall have obtained the prior written consent of MDC Partners (but no other Borrower), no such consent to be unreasonably withheld, provided that no such consent of MDC Partners shall be required during the continuance of any Event of Default;

                  (ii) such Lender shall have obtained the prior written consent of the Administrative Agents and, in the case of any assignment of the Commitments of any Class, each Swingline Lender and Issuing Bank of such Class (no such consent to be unreasonably withheld);

                  (iii) each such assignment of Revolving Credit Advances or Commitments of a Class shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement in respect of the Revolving Credit Advances and Commitments of such Class;

                  (iv) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, or an assignment by a Lender to an Affiliate of such Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment or Advances of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than U.S. $5,000,000 (in the case of Advances under the U.S. Revolving Credit Commitments) or U.S. $1,000,000 (in the case of Advances under the Canadian Revolving Credit Commitments) or a multiple of U.S. $1,000,000 in excess thereof, unless the Administrative Agents and MDC Partners shall otherwise agree, provided that no such consent of MDC Partners shall be required during the continuance of any Event of Default; and

                  (v) the parties to each such assignment shall execute and deliver to the U.S. Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption, together with any Note subject to such assignment and a processing and recordation fee of U.S. $3,500.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least three Business Days after the execution and delivery thereof to the U.S. Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning
Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) Agreements of Assignee. By executing and delivering an Assignment and Assumption, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto;

                  (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or the performance or observance by any Obligor of any of their respective obligations under this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto;

                  (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Article V and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption;

                  (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the other Loan Documents;

                  (v) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and

                  (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) Register; Notification of Assignments. The U.S. Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at its address referred to in Section 11.02 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances and Letter of Credit Exposure, if applicable, held by each such Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and MDC Partners, each other Borrower, the Agents and the Lenders and Issuing Banks may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by MDC Partners or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Acceptance of Assignments. Upon the U.S. Administrative Agent's receipt of an Assignment and Assumption (executed by an assigning Lender and an assignee permitted hereunder and accompanied by any Note subject to such assignment), the U.S. Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit C hereto (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to MDC Partners.

                  (e) Participations. (i) Each Lender may sell participations to one or more banks or other entities (other than to MDC Partners or any of its Subsidiaries or Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, the Advances owing to it and the Letter of Credit Exposure and/or the Note or Notes held by it); provided that (A) such Lender's obligations under this Agreement and the other Loan Documents (including its Commitments hereunder) shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Advances, Letter of Credit Exposure or Notes for all purposes of this Agreement, (D) MDC Partners, each other Borrower, the Agents and the other Lenders and the Issuing Banks shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (E) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any of the Loan Documents or any Note, or any consent to any departure by MDC Partners or any other Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with MDC Partners' prior written consent. A Participant shall not be entitled to the benefits of Section 2.16 unless MDC Partners is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the applicable Borrowers, to comply as though it were a Lender.

                  (f) Disclosure to Assignees and Participants. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.06, disclose to the assignee or participant or proposed assignee or participant, any information relating to MDC Partners or any of its Subsidiaries furnished to such Lender by or on behalf of MDC Partners; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential information relating to MDC Partners and its Subsidiaries received by it from such Lender.

                  (g) Certain Security Interests. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement or any other Loan Document (including the Advances owing to it and the Letter of Credit Exposure and the Notes held by it) in favor of any third party, including any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System, provided that no such security interest shall release a Lender from any of its obligations hereunder or substitute any pledgee for such Lender as a party hereto.

                  SECTION 11.07. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

                  SECTION 11.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 11.09. Jurisdiction, Etc.

                  (a) Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in any such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

                  (b) Waiver of Venue, Etc. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document or the Notes in any New York State or federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law.

                  (c) Process Agent. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
11.01. In addition, each Obligor hereby irrevocably appoints Ashton-Potter USA Ltd. (a Delaware corporation) (the "Process Agent") with an office on the date hereof at 10 Curtwright Drive, Williamsville, New York 14221, as its agent to receive on behalf of such Obligor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to such Obligor in care of the Process Agent at the Process Agent's above address, and such Obligor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Obligor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Obligor at its address specified in Section
11.02 (such service to be effective seven days after mailing thereof). Each Obligor covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the designation of the Process Agent above in full force and effect, and to cause the Process Agent to continue to act as such.

                  (d) Other Process. Nothing in this Section 11.09 shall affect the right of any Lender or any Agent to serve legal process in any other manner permitted by applicable law or affect the right of any Lender or any Administrative Agent to bring any suit, action or proceeding against each Obligor or its property in the courts of other jurisdictions, including Canada.

                  SECTION 11.10. Judgment Currency. This is an international loan transaction in which the specification of U.S. Dollars or Canadian Dollars, as the case may be (the "Specified Currency"), and payment of U.S. Dollars in New York City and of Canadian Dollars in Toronto, Canada, as the case may be (the "Specified Place"), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Advances or other obligations denominated in the Specified Currency. The payment obligations of a Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the Specified Currency and prompt transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Second Currency"), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the applicable Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of a Borrower in respect of any such sum due from it to the applicable Administrative Agent or any Lender hereunder (in this Section 11.10 called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and such Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

                  SECTION 11.11. Confidentiality. Each of the Agents, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to it, its Affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) to the extent reasonably required or necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.11, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Obligors and their respective obligations, (g) with the consent of MDC Partners or (h) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section 11.11 or
(y) becomes available to any Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than any of the Restricted Parties and such Agent, Lender or Issuing Bank, as applicable, is not thereafter informed by MDC Partners in writing that such information is confidential. For purposes of this Section 11.11, "Confidential Information" means all information received from any of the Restricted Parties relating to MDC Partners or any of its Subsidiaries, any other Restricted Party or any of their respective businesses, other than any such information that is available to any Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by any of the Restricted Parties, provided that, in the case of information received from the Obligors after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

                  SECTION 11.12. USA PATRIOT Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Lender may be required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with said Act.


                    [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWERS AND GUARANTORS
                                ------------------------

                                MDC PARTNERS INC.


                                By: /s/ Walter Campbell
                                    ---------------------------------
                                    Name:  Walter Campbell
                                    Title: Authorized Signatory


                                By: /s/ Ray Forzley
                                    ---------------------------------
                                    Name:  Ray Forzley
                                    Title: Authorized Signatory


                                U.S. Federal Tax Identification No. 98-0364441

                                MAXXCOM INC.,
                                an Ontario corporation

                                By: /s/ Walter Campbell
                                    -----------------------------------
                                    Name:  Walter Campbell
                                    Title: Authorized Signatory


                                By: /s/ Ray Forzley
                                    ----------------------------------
                                    Name:  Ray Forzley
                                    Title: Authorized Signatory


                                U.S. Federal Tax Identification No. 98-0432561

                                MAXXCOM INC.,
                                a Delaware corporation

                                By: /s/ Walter Campbell
                                    -----------------------------------
                                    Name:  Walter Campbell
                                    Title: Authorized Signatory


                                By: /s/ Ray Forzley
                                    ----------------------------------
                                    Name:  Ray Forzley
                                    Title: Authorized Signatory

                                U.S. Federal Tax Identification No. 16-1563216

                                LENDERS
                                -------

                                JPMORGAN CHASE BANK


                                By: /s/ George Catallo
                                    --------------------------------
                                    Name:  George Catallo
                                    Title: Vice President

                                JPMORGAN CHASE BANK, TORONTO BRANCH


                                By: /s/ Christine Chan
                                    --------------------------------
                                    Name:  Christine Chan
                                    Title: Vice President

                                BANK OF MONTREAL (CHICAGO BRANCH)


                                By: /s/ Ashok Rao
                                    ------------------------------
                                    Name:  Ashok Rao
                                    Title: Vice President, Loan Products Group

                                BANK OF MONTREAL


                                By: /s/ Ashok Rao
                                    -----------------------------
                                    Name:  Ashok Rao
                                    Title: Vice President, Loan Products Group

                                THE BANK OF NOVA SCOTIA, by its Atlanta Agency


                                By: /s/ William E. Zarrett
                                    ------------------------------
                                    Name:  William E. Zarrett
                                    Title: Managing Director

                                THE BANK OF NOVA SCOTIA


                                By: /s/ James J. Rhee
                                    ------------------------------
                                    Name:  James J. Rhee
                                    Title: Director


                                By: /s/ Anastasia Kotsidis
                                    ------------------------------
                                    Name:  Anastasia Kotsidis
                                    Title: Associate Director

                                TORONTO DOMINION (TEXAS) INC.


                                By: /s/ Neva Nesbitt
                                    -----------------------------
                                    Name:  Neva Nesbitt
                                    Title: Vice President

                                THE TORONTO-DOMINION BANK


                                By: /s/ Edward A. Hopkinson
                                    --------------------------------
                                    Name:  Edward A. (Ted) Hopkinson
                                    Title: Vice President and Director
                                           Corporate Credit

                               CIBC INC.


                               By: /s/ Geraldine Kerr
                                   ------------------------------
                                   Name:  Geraldine Kerr
                                   Title: Executive Director
                                          CIBC World Markets Corp. as Agent

                                CANADIAN IMPERIAL BANK OF COMMERCE


                                By: /s/ Jim Meloche
                                    -----------------------------
                                    Name:  Jim Meloche
                                    Title: Managing Director


                                By: /s/ Tim Thomas
                                    ----------------------------
                                    Name:  Tim Thomas
                                    Title: Executive Director

                                SWINGLINE LENDERS
                                -----------------

                                JPMORGAN CHASE BANK,
                                as U.S. Swingline Lender


                                By: /s/ George Catallo
                                    ---------------------------
                                    Name:  George Catallo
                                    Title: Vice President

                                THE TORONTO-DOMINION BANK,
                                as Canadian Swingline Lender


                                By: /s/ Edward A. Hopkinson
                                    ----------------------------
                                   Name:  Edward A. (Ted) Hopkinson
                                   Title: Vice President and Director
                                          Corporate Credit

                                ISSUING BANKS
                                -------------

                                JPMORGAN CHASE BANK,
                                as U.S. Issuing Bank


                                By: /s/ George Catallo
                                    ---------------------------
                                    Name:  George Catallo
                                    Title: Vice President

                                THE TORONTO-DOMINION BANK,
                                as Canadian Issuing Bank


                                By: /s/ Edward A. Hopkinson
                                    ------------------------------
                                    Name:  Edward A. (Ted) Hopkinson
                                    Title: Vice President and Director
                                           Corporate Credit

                                AGENTS
                                ------

                                JPMORGAN CHASE BANK,
                                as U.S. Administrative Agent and Collateral
                                Agent


                                By: /s/ George Catallo
                                    -----------------------------------
                                    Name:  George Catallo
                                    Title: Vice President

                                JPMORGAN CHASE BANK,
                                TORONTO BRANCH
                                as Canadian Administrative Agent


                                By: /s/ Christine Chan
                                    ---------------------------------
                                    Name:  Christine Chan
                                    Title: Vice President


                                                                                                           SCHEDULE 1

                                           Commitments
                                           -----------

Lender
                                                 U.S. Revolving Credit      Canadian Revolving
                                                       Commitment            Credit Commitment        Total Commitment
                                                 ---------------------      ------------------        ----------------


JPMorgan Chase Bank                                  $22,500,000                           0              $22,500,000
JPMorgan Chase Bank, Toronto Branch                            0                  $2,500,000               $2,500,000
Bank of Montreal (Chicago Branch)                     18,000,000                           0               18,000,000
Bank of Montreal                                               0                   2,000,000                2,000,000
The Bank of Nova Scotia, by its Atlanta Agency        18,000,000                           0               18,000,000
The Bank of Nova Scotia                                        0                   2,000,000                2,000,000
Toronto Dominion (Texas) Inc.                         18,000,000                           0               18,000,000
The Toronto-Dominion Bank                                      0                   2,000,000                2,000,000
CIBC Inc.                                             13,500,000                           0               13,500,000
Canadian Imperial Bank of Commerce                             0                   1,500,000                1,500,000

                                                                   SCHEDULE 2


                               Initial Guarantors
                               ------------------

MDC Partners Inc.

Maxxcom Inc.

Maxxcom Inc.

Maxxcom (USA) Finance Company

Maxxcom (Nova Scotia) Corp.

Accent International, Inc.

Accent Marketing Services, L.L.C.

Bratskeir & Company, Inc.

Chinnici Direct, Inc.

Colle & McVoy, Inc.

Crispin Porter & Bogusky LLC

Dotglu LLC

Fletcher Martin Ewing LLC

KBP Holdings LLC

Kirshenbaum Bond & Partners LLC

Kirshenbaum Bond & Partners West LLC

Margeotes/Fertitta + Partners LLC

Source Marketing LLC

TargetCom LLC

Henderson Bas

Bruce Mau Holdings Ltd.

VitroRobertson LLC

Ambrose Carr Linton Carroll Inc.

Mackenzie Marketing, Inc.

Accent Acquisition Co.

CPB Acquisition Inc.

FMA Acquisition Co.

Hello Acquisition Inc.

Lafayette Productions LLC

Maxxcom (USA) Holdings Inc.

MDC/KBP Acquisition Inc.

MF+P Acquisition Co.

Sable Advertising Systems, Inc.

SMI Acquisition Co.

                                     S-2-1

Mono Advertising, LLC

Ashton-Potter Canada Ltd.

Ashton Potter Canada Inc.

Ashton-Potter (USA) Ltd.

CMS U.S. Holdco, Inc.

MDC USA Holdings Inc.

Metaca Corporation

Pro-Image Corporation

1208075 Ontario Limited

Computer Composition of Canada Inc.

Bruce Mau Design Inc.

Tree City Inc.

1220777 Ontario Limited

656712 Ontario Limited (O/A Onbrand)

Studiotype Inc.

2026646 Ontario Limited

Campbell + Partners Communications Ltd.

1385544 Ontario Limited

Maxxcom Interactive Inc.

Placard PTY Ltd.



                                     S-2-2

                                                                    SCHEDULE 3

              Certain Provisions Relating to Bankers' Acceptances


                  This Schedule 3 sets forth certain terms and conditions relating to the obligation of the Canadian Revolving Credit Lenders to make loans to the Canadian Borrowers pursuant to Section 2.01(a)(i) by way of Banker's Acceptances. Capitalized terms used herein shall have the meanings assigned to such terms in this Agreement.

                  (a) Availability. All notices of borrowings of Bankers' Acceptances shall be in a minimum aggregate face amount of Cdn $500,000 or a multiple of Cdn $100,000 in excess thereof delivered to the Canadian Administrative Agent at least two Business Days prior to the requested creation and discount of such Bankers' Acceptance, provided that a Canadian Revolving Credit Lender shall not be obliged to accept any bill of exchange or depository bill which:

                  (i) is drawn on or which matures on a day which is not a Business Day;

                  (ii) matures on a day subsequent to the Commitment Termination Date;

                  (iii) has a term other than approximately 30, 60, 90 or 180 days;

                  (iv) is denominated in any currency other than Canadian
         Dollars;

                  (v) is not in a form satisfactory to such Lender or the Canadian Administrative Agent;

                  (vi) has a face amount of less than Cdn $100,000; or

                  (vii) in respect of which MDC Partners has not then paid the applicable Acceptance Fee.

                  (b) Grace. Each of the Canadian Borrowers hereby renounces, and shall not claim or request or require any Canadian Revolving Credit Lender to claim, any days of grace for the payment of any Bankers' Acceptance.

                  (c) Bankers' Acceptances in Blank. To facilitate the acceptance by the Canadian Revolving Credit Lenders of bills of exchange and depository bills as contemplated by this Agreement (including this Schedule 3), each Canadian Borrower shall, on the Effective Date and from time to time as required, supply the Canadian Revolving Credit Lenders with such numbers of bills as it may request, each executed and endorsed in blank by such Canadian Borrower. Each Canadian Revolving Credit Lender shall exercise such care in the custody and safekeeping of such bills as they give to similar property owned by them. Each Canadian Revolving Credit Lender is hereby authorized to issue such Bankers' Acceptances endorsed in blank in such face amounts as may be determined by such Canadian Revolving Credit Lender, provided that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptances required to be accepted by such Canadian Revolving Credit Lender. No Canadian Revolving Credit Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrowers to provide duly executed and endorsed drafts to the Canadian Administrative Agent on a timely basis, nor shall any Canadian Revolving Credit Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the negligence or wilful misconduct of such Canadian Revolving Credit Lender, its officers, employees, agents or representatives.

                  Each Canadian Revolving Credit Lender shall maintain a record with respect to Bankers' Acceptances (i) received by it from the Canadian Borrowers in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder, and (v) canceled at their respective maturity dates. Each Canadian Revolving Credit Lender further agrees to retain such records in the manner and for the statutory period provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Revolving Credit Lender.

                  (d) Execution of Bankers' Acceptances. Drafts of each Canadian Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed on behalf of such Canadian Borrower. Notwithstanding that any one or more of the individuals whose manual or facsimile signature appears on any bill as a signatory on behalf of such Canadian Borrower may no longer hold office at the date of such bill or at the date of its acceptance by any Canadian Revolving Credit Lender hereunder, or at any time thereafter, any Bankers' Acceptance signed as aforesaid on behalf of such Canadian Borrower shall be valid and binding upon such Canadian Borrower.

                  (e) Issuance of Bankers' Acceptances. Promptly following receipt of a notice of Borrowing (or Conversion or Continuation, as defined in paragraph (f) below) by way of Bankers' Acceptances, the Canadian Administrative Agent shall so advise the Canadian Revolving Credit Lenders of the face amount of each Bankers' Acceptance to be accepted by it and the term thereof. The aggregate face amount of Bankers' Acceptances to be accepted by a Canadian Revolving Credit Lender shall be determined by the Canadian Administrative Agent ratably in accordance with the respective Canadian Revolving Credit Commitments of the Canadian Revolving Credit Lenders, except that, if the face amount of the Bankers' Acceptance, that would otherwise be accepted by a Canadian Revolving Credit Lender, would not be Cdn $100,000 or a multiple thereof, such face amount shall be increased or reduced by the Canadian Administrative Agent in its sole discretion to the nearest multiple of Cdn $100,000.

                  Notwithstanding the foregoing, if by reason of any increase or reduction described in the immediately preceding sentence, any Canadian Revolving Credit Lender shall have aggregate Bankers' Acceptances and Advances in excess of the percentage of its Canadian Revolving Credit Commitment to the aggregate Canadian Revolving Credit Commitments (any such Lender being herein called an "Over-Allotted Lender"), then at any time following the occurrence and during the continuance of an Event of Default, each other Canadian Revolving Credit Lender agrees, upon request of the Over-Allotted Lender, to promptly purchase from such Over-Allotted Lender participations in (or, if and to the extent specified by any such purchasing Lender, direct interests in) the Bankers' Acceptances and Advances owing to the Over-Allotted Lender (and in interest due thereon, as the case may be) in such amounts, and to make such other adjustments from time to time as shall be equitable, to the end that all the Canadian Revolving Credit Lenders shall hold the Bankers' Acceptances and Advances ratably according to their respective Canadian Revolving Credit Commitment Percentages.

                  (f) Purchase of Bankers' Acceptances. Subject to paragraph
(k) below, upon the acceptance of a Bankers' Acceptance by a Canadian Revolving Credit Lender, such Canadian Revolving Credit Lender shall purchase, or arrange the purchase of, each Bankers' Acceptance from the relevant Canadian Borrower at a price determined by the BA Discount Rate of such Bankers' Acceptance and provide to the Canadian Administrative Agent the BA Discount Proceeds for the account of such Canadian Borrower. The BA Discount Proceeds so received by the Canadian Administrative Agent from the Canadian Revolving Credit Lenders shall be retained by the Canadian Administrative Agent and applied as follows: (i) remitted to such Canadian Borrower (in the case of the making of an Advance),
(ii) to the prepayment of Canadian Base Prime Advances (which shall constitute a "Conversion" of such Canadian Prime Rate Advances from Canadian Prime Rate Advances to Bankers' Acceptance Advances) or (iii) to the payment of Bankers' Acceptances maturing on such date (which shall constitute a "Continuation" of Bankers' Acceptance Advances to new Bankers' Acceptance Advances of such Class), provided that in the case of any such Conversion or Continuation of Advances, such Canadian Borrower shall pay to the Canadian Administrative Agent for account of the respective Canadian Revolving Credit Lenders such additional amounts, if any, as shall be necessary to effect the prepayment in full of the respective Canadian Base Rate Advances or Eurodollar Rate Advances being prepaid, or the Bankers' Acceptances maturing, on such date.

                  On any date on which a Conversion or Continuation described in the preceding paragraph shall occur, the Canadian Administrative Agent shall be entitled to net all amounts payable on such date by the Canadian Administrative Agent to a Canadian Revolving Credit Lender against all amounts payable on such date by such Canadian Revolving Credit Lender to the Canadian Administrative Agent. Similarly, on any such date, each Canadian Borrower hereby authorizes each Canadian Revolving Credit Lender to net all amounts payable on such date by such Canadian Revolving Credit Lender to the Canadian Administrative Agent for the account of such Canadian Borrower, against all amounts payable on such date by such Canadian Borrower to such Canadian Revolving Credit Lender in accordance with the Canadian Administrative Agent's calculations.

                  (g) Acceptance Fees. The relevant Canadian Borrower shall pay to the Canadian Administrative Agent, in advance, on behalf of each Canadian Revolving Credit Lender which accepts a Bankers' Acceptance, an Acceptance Fee in respect of the face amount of such Bankers' Acceptance, which shall be payable on or before the date of acceptance of such Bankers' Acceptance.

                  (h) Prepayments. Subject to paragraph (j) below, no prepayment of any Bankers' Acceptances shall be made by any Canadian Borrower prior to the maturity date of such Bankers' Acceptance.

                  (i) Conversion to Canadian Prime Rate Advances upon Maturity. Unless a Bankers' Acceptance is paid in full at the maturity thereof, or Continued as another Advance by way of Bankers' Acceptances (it being understood that no such Continuation by way of Bankers' Acceptances shall be permitted at any time after the occurrence and during the continuation of an Event of Default), the obligation of the Canadian Borrowers to any Canadian Revolving Credit Lender in respect of a maturing Bankers' Acceptance accepted by such Lender shall be deemed to be Converted automatically into a Canadian Prime Rate Advance in an amount equal to the full face amount of the maturing Bankers' Acceptance. Such Canadian Prime Rate Advance shall be subject to all of the provisions of this Agreement applicable to a Canadian Prime Rate Advance made as a Canadian Revolving Credit Advance, including in particular the obligation to pay interest, from and after the maturity date of such Bankers' Acceptance.

                  (j) Cover. Upon the declaration of the Advances to be due and payable pursuant to Section 9.01 (whether by action of the Canadian Administrative Agent or the Required Lenders, or automatically by reason of an actual or deemed entry of any order for relief with respect to any Obligor under the United States Federal Bankruptcy Code, and when required under
Section 2.08(a) or 2.12(b), each Canadian Borrower shall pay to the Canadian Administrative Agent, as cover in respect of the obligations of such Canadian Borrower to the Canadian Revolving Credit Lenders in respect of then-outstanding Bankers' Acceptances, an amount equivalent to the amount or amounts that will be sufficient to pay:

                  (i) all outstanding Bankers' Acceptances on the maturity thereof; and

                  (ii) all unpaid Acceptance Fees, if any,

and, except for any amount payable in respect of unpaid Acceptance Fees, such amount shall be held by the Canadian Administrative Agent from the date of payment to the Canadian Administrative Agent until the maturity of such Bankers' Acceptances, as additional security for payment of the face amount of such outstanding Bankers' Acceptances upon maturity.

                  (k) Circumstances Making Bankers' Acceptances Unavailable. If the Canadian Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon all parties hereto) and notified the Canadian Borrowers and each of the Canadian Revolving Credit Lenders that, by reason of circumstances arising after the Effective Date and affecting the Canadian money market (i) there is no market for Bankers' Acceptances or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances accepted and purchased hereunder, then the right of the Canadian Borrowers to request that any Canadian Revolving Credit Lender accept a Bankers' Acceptance shall be suspended until the Canadian Administrative Agent determines that the circumstances giving rise to such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrowers.

                  (l) Indemnification in Respect of Bankers' Acceptances. In addition to any liability of the Canadian Borrowers to any Lender or the Canadian Administrative Agent under any other provision hereof, each Canadian Borrower shall indemnify each Canadian Revolving Credit Lender and the Canadian Administrative Agent and hold each of them harmless against any reasonable loss or expense incurred by such Lender or the Canadian Administrative Agent as a result of (x) any failure by such Canadian Borrower to fulfill any of its obligations hereunder including, without limitation, any cost or expense incurred by reason of the liquidation or re-employment in whole or in part of deposits or other funds required by any Lender to fund any Bankers' Acceptance or BA Equivalent Advance as a result of the failure of such Canadian Borrower to make any payment or prepayment on the date required hereunder or specified by it in any notice given hereunder, (y) such Canadian Borrower's failure to provide for the payment to the Canadian Administrative Agent, for the account of each of the Revolving Credit Lenders, of the full principal amount of each Bankers' Acceptance or BA Equivalent Advance on its maturity date or (z) the provision of funds for any outstanding Bankers' Acceptance or BA Equivalent Advance, before the maturity date of such Bankers' Acceptance or BA Equivalent Advance.

                  (m) BA Equivalent Advances. Anything in this Agreement (including this Schedule 3) to the contrary notwithstanding, if a Canadian Revolving Credit Lender notifies the Canadian Administrative Agent and the Canadian Borrowers in writing that it is unable to accept and purchase Bankers' Acceptances hereunder, such Canadian Revolving Credit Lender will in lieu of any Bankers' Acceptance (herein, a "Replaced Bankers' Acceptance") that it would otherwise be required to accept and purchase hereunder, make an advance (a "BA Equivalent Advance") to the applicable Canadian Borrower in the amount and for the same term as the Replaced Bankers' Acceptance. Each such BA Equivalent Advance will bear interest at the same rate that would result if such Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis at the BA Discount Rate) a Bankers' Acceptance having the same term and face amount as the Replaced Bankers' Acceptance (it being the intention of the parties that each such BA Equivalent Advance shall have the same economic consequences for such Lender and each Canadian Borrower as such Replaced Bankers' Acceptance). Interest on each BA Equivalent Advance shall be paid in advance on the date such BA Equivalent Advance is made, and shall be deducted from the proceeds of such BA Equivalent Advance made available to the Canadian Borrowers in the same manner in which the BA Discount Proceeds of a Bankers' Acceptance would have been deducted from the face amount of the Replaced Bankers' Acceptance. Each such Canadian Revolving Credit Lender will provide to the Canadian Administrative Agent the BA Discount Proceeds of such BA Equivalent Advance for the account of the applicable Canadian Borrower for application by the Canadian Administrative Agent in accordance with the provisions of paragraph (f) above. Each BA Equivalent Advance shall mature and be due and payable on the maturity date for the corresponding Replaced Bankers' Acceptance.

                                                                  SCHEDULE 4


                          Initial Conditions Precedent
                          ----------------------------

         The obligations of the Lenders to make Advances hereunder and of the Issuing Lenders to issue or continue Letters of Credit are subject to the receipt by the Administrative Agents of each of the following documents, each of which shall be satisfactory to the Administrative Agents (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 11.01):

         (a) Loan Documents. Receipt by the Administrative Agents of counterparts of the following agreements, in each case duly executed and delivered by each of the parties thereto:

         (i) this Agreement;

         (ii) the U.S. Security Documents;

         (ii) the Canadian Security Documents;

         (iii) the Australian Security Documents; and

         (iv) the Acknowledgements.

         (b) Corporate Documentation, Officer's Certificates, Etc. Receipt by the Administrative Agents of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Obligor (to the extent necessary), each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective
Date) and each in form and substance satisfactory to the Administrative Agents and their legal counsel:

         (i) certified copies of the charter, by-laws or other organizational documents of each Obligor and such other documents and certifications as the Administrative Agents may reasonably require to evidence that each Obligor is duly organized or formed, and that each Obligor is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

         (ii) certified copies of the corporate proceedings taken by each Obligor authorizing it to execute, deliver and perform its obligations under any Loan Documents to which it is a party, and incumbency certificates and/or other certificates of Responsible Officers or assistant secretary of each Obligor as the Administrative Agents may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Obligor is a party or is to be a party;

         (iii) evidence of insurance required by Section 6.08;

         (iv) a certificate signed by a Responsible Officer of MDC Partners certifying that the conditions specified in clauses (a), (b) and (c) of Section 4.02 have been satisfied;

         (v) a certificate of the chief financial officer of MDC Partners, on behalf of MDC Partners, which shall document the solvency of MDC Partners and its Subsidiaries on a Consolidated basis after giving effect to the transactions contemplated hereby (provided that for purposes of this clause (v), "Subsidiary" shall be deemed to include the Minority-Owned Obligors); and

         (vi) evidence that all material governmental and third party approvals necessary in connection with the financing and other transactions contemplated hereby.

         (c) Collateral Documents. Receipt by the Administrative Agents of the following, each of which shall be originals (or, to the extent acceptable to the Administrative Agent, copies or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Obligor, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective
Date) and each in form and substance satisfactory to the Administrative Agents and their legal counsel:

         (i) certificates representing the Capital Stock pledged or charged under the relevant Security Documents, accompanied by (as applicable) undated stock or other powers executed in blank;

         (ii) proper financing statements or other filings, duly prepared for filing under the applicable laws of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to perfect the first (other than any Permitted Liens) priority Liens and security interests created under the Guarantee and Security Agreement, covering the Collateral described in the Security Documents;

         (iii) lien searches, dated on or a reasonable period prior to the date of the initial Advances, showing all effective financing statements or lien filings filed in the jurisdictions referred to in clause (ii) above that name any Securing Party as debtor;

         (iv) account control account agreements in respect of any deposit accounts or securities accounts as the Collateral Agent may reasonably request (including any accounts comprising the Cash Management Program);

         (v) short form security agreements, if any, relating to the Collateral consisting of Intellectual Property, as the Collateral Agent may reasonably request; and

         (vi) evidence that all other action that the Collateral Agent may reasonably deem necessary in order to perfect the first (other than any Permitted Liens) priority Liens and security interests created under the Security Documents shall have been taken.

         (d) Cash Management Program; Lockbox Arrangements; Loan Sweep

         (i) Receipt by the Administrative Agents of counterparts of such documentation for the Cash Management Program as the U.S. Administrative Agent may reasonably request, in each case duly executed and delivered by each of the parties thereto;

         (ii) Satisfaction of the Administrative Agent with, and the establishment of, the lockbox arrangements of certain the Restricted Parties with respect to the payment of accounts receivables; and

         (iii) Receipt by the U.S. Administrative Agent of counterparts of such documentation for the U.S. Swingline loan sweep service described in subclauses (i) and (ii) of Section 2.08(b) as the U.S. Administrative Agent may reasonably request, in each case duly executed and delivered by each of the parties thereto.

         (e) Legal Opinions. Receipt by the Administrative Agents of the following legal opinions, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each dated the Effective Date, addressed to the Agents and the Lenders and in form and substance satisfactory to the Administrative Agents and their legal counsel:

         (i) the opinion of Simpson Thacher & Bartlett LLP, counsel to the Obligors, as to matters of New York, U.S. Federal and certain Delaware laws;

         (ii) the opinion of Fogler, Rubinoff LLP, Ontario counsel to certain of the Obligors, as to matters of Ontario law;

         (iii) the opinion of Herbert Geer & Rundle, Australian counsel to Placard Pty Ltd;

         (iv) the opinion of Phillips Fox, Australian counsel to the Administrative Agents; and

         (v) the opinion of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Agents.

         (f) Financial Statements. Receipt by the Lenders of the following information:

         (i) audited Consolidated financial statements of MDC Partners and its Subsidiaries for the two most recent fiscal years ended prior to the Effective Date, prepared in accordance with Canadian GAAP;

         (ii) unaudited interim Consolidated financial statements of MDC Partners and its Subsidiaries for the fiscal quarterly period ended March 31, 2004 and June 30, 2004, prepared in accordance with U.S. GAAP (together with a reconciliation showing material differences with Canadian GAAP);

         (iii) unaudited consolidating financial statements of MDC Partners and its Subsidiaries for the two most recent fiscal years ended prior to the Effective Date as to which such financial statements are available, prepared in accordance with Canadian GAAP;

         (iv) unaudited interim consolidating financial statements of MDC Partners and its Subsidiaries for the fiscal quarterly period ended March 31, 2004 and June 30, 2004, prepared in accordance with U.S. GAAP;

         (v) unaudited combined financial statements of the Restricted Parties as of and for the three-month and six-month periods ended March 31, 2004 and June 30, 2004, prepared in accordance with U.S. GAAP; and

         (vi) projections for MDC Partners and its Subsidiaries for fiscal years 2004-2007 (together with all relevant assumptions relating thereto).

         (g) Existing Indebtedness.

         (i) evidence that the 7% convertible debentures of MDC Partners have been converted to common equity of MDC Partners;

         (ii) evidence that all of the Debt outstanding under (i) the Second Amended and Restated Credit Agreement dated as of July 11, 2001 between Maxxcom Canada and Maxxcom U.S. as borrowers, the guarantors party thereto, the lenders party thereto and The Bank of Nova Scotia as administrative agent for such lenders and all other amounts due and payable thereunder, (ii) Maxxcom Canada's Cdn. $40,000,000 subordinated debentures and (iii) the Cdn. $25,000,000 Credit Agreement dated as of June 10, 2004 among MDC Partners, as borrower, the lenders party thereto and The Toronto-Dominion Bank, as administrative agent for such lenders, in each case, shall have been paid in full, that all commitments of the lenders thereunder shall have permanently terminated, and that all Guarantees and security interests relating thereto shall have released or discharged (or arrangements for the same shall have been made to the satisfaction of the Administrative Agents shall have been made); and

         (iii) a certificate from MDC Partners' chief financial officer on behalf of MDC Partners to the effect that MDC Partners and its Subsidiaries and the other Restricted Parties have no outstanding Debt or preferred stock or other preferred equity interests, other than the loans and other extensions of credit under the Loan Documents and the other existing Indebtedness listed on Schedule 8.

         (h) Other Documentation and Other Matters.

         (i) Evidence that the Obligors have appointed Ashton-Potter USA Ltd. as agent for service of process in New York, and such agent has accepted such appointment and has provided evidence of such acceptance, with respect to suits, actions and proceedings relating to the Loan Documents to which the Obligors are party.

         (ii) such further and other documents as any Agent or its counsel may reasonably require;

         (iii) a Note executed by the relevant Borrower in favor of each Lender under either Class requesting a Note;

         (iv) evidence that all fees required to be paid to the Agents and the Lenders and their Affiliates on or before the Effective Date have been paid and, to the extent that written invoices have been provided, evidence that all costs and expenses of the Agents and the Lead Arranger have been paid;

         (v) completion of a satisfactory field audit of MDC Partners and its Subsidiaries in respect of financial reporting and consolidation systems, internal controls and existing cash monitoring systems; and

         (vi) satisfaction with (i) all Subsidiary limited liability or similar agreements and (ii) all management compensation agreements with all Affiliates of MDC Partners and its Subsidiaries.

                                                                  SCHEDULE 5


                            Cash Management Program
                            -----------------------

Part 1.  U.S. Cash Management Program
-------------------------------------

Following are certain details of the proposed Cash Management Program for certain U.S. subsidiaries and minority-owned affiliates of MDC Partners Inc.:

1. MDC Partners Inc. or an affiliate thereof ("MDC") will establish a master bank account ("Master Account") with a US commercial bank ("US Bank") in respect of which account MDC shall grant a security interest in favour of, or permit a lien to be placed upon it by, the Collateral Agent under the relevant Security Documents. Separate Accounts as listed below are specifically excluded from such arrangements and may be held with any US commercial bank.

2. Each participating subsidiary and minority-owned affiliate of MDC ("MDC Opco") will open a commercial bank account ("Sub-Account") with the US Bank, each of which Sub-Accounts will continue the signature authorities currently in place at the operating company unless changes are agreed to by both parties or recommended by the Company's auditors to ensure proper levels of internal control.

3. Bank fees with respect to the administration of each Sub-Account will be borne by the respective MDC Opco holding each Sub-Account and are contained in the indicative term sheet attached.

4. Each MDC Opco will transfer all cash and cash equivalent balances in all their existing bank accounts, including but not limited to, bank accounts, imprest accounts, investment accounts and the like to the applicable Sub-Account, and all accounts of each MDC Opco at any financial institutions other than the US Bank will be closed. Thereafter no cash or cash equivalent balances will be held outside the Sub-Accounts by any MDC Opco, except with the consent of the U.S. Administrative Agent other than the following Separate Accounts, namely: when a separate bank account is expressly required by a vendor or client pursuant to a contract or is expressly demanded in writing by same (in which case, interest earned on such accounts shall be for the account of the relevant customer); when local bank imprest accounts are required for the purpose of clearing payroll cheques in an amount not to exceed $1.5 million, which amount will be subject to increase as gross payroll costs increase but, in any event, no such increase to be greater than 125% of the last semi-monthly payroll amount excluding periodic bonus payments; all amounts in respect of sales tax collected by the Company; any other such amounts that are required to meet trust fund or any other specific obligations with recourse to directors and officers; the deposit account in place with Compass Bank (a client of Crispin Porter & Bogusky LLC; the account which holds deposits related to the Section 125 flexible benefits plan of such MDC Opco, if applicable; and local accounts of a petty cash nature not to exceed U.S. $200,000.

5. At the close of business on each business day, any positive cash balance in each Sub-Account will be transferred to MDC as directed by it and credited to the Master Account or, to the extent that there is a negative cash balance in any Sub-Account at the close of business on a business day, sufficient monies will be transferred from the Master Account to such Sub-Account to bring the cash balance in such Sub-Account back to zero.

6. It is not intended that MDC, on an aggregate net basis, will transfer from the Master Account to any particular Sub-Account more monies than have been transferred from such Sub-Account.

7. Each MDC Opco shall provide the designated person at MDC with at least 48 hours notice if a single disbursement from such MDC Opco Sub-Account will exceed U.S. $5,000,000 and shall provide such person electronic access to the company's disbursement system to assist with the monitoring of the program.

8. At the end of each fiscal month with respect to each applicable Sub-Account, an earnings credit will be calculated, based on the average 90 day US treasury bill rate for the applicable month plus 100 basis points, on a simple basis and on a 365/366 day basis, and will be credited to such Sub-Account. Such earnings credit will be calculated by aggregating any positive balance for such Sub-Account reflected in the Intercompany Ledger at the end of each business day during the fiscal month and for any non-business day immediately succeeding such business day. The aggregate credit, as determined pursuant to the preceding sentence, will be credited to such Sub-Account no later than the fifth business day of the following fiscal month. As used herein, the term "Intercompany Ledger" shall mean the ledger maintained by MDC, which tracks movements of cash between the Master Account and the Sub-Account on a daily basis.

9. At the end of each fiscal month with respect to each applicable Sub-Account, a debit will be calculated, based on the US Prime Rate of the US Bank as applicable from time to time during such month plus 1% per annum, on a simple basis and on a 365/366 day basis, and will be debited to such Sub-Account. Such debit will be calculated by aggregating any negative balance for such Sub-Account reflected in the Intercompany Ledger at the end of each business day during the fiscal month and for any non-business day immediately succeeding such business day. The aggregate debit, as determined pursuant to the preceding sentence, will be debited to such Sub-Account no later than the fifth business day of the following fiscal month.

10. No non-cash transactions (by journal entry, offsets or otherwise), for example with respect to profit disbursements, management fees and the like, will be effected between any MDC Opco and MDC (including, for clarity, between any MDC Opco and any other MDC Opco). All transactions shall be settled on a cash basis by way of cheque or wire transfer to the recipient and disbursed from the applicable Sub-Account.

11. Outlined below is a summary of the funds transfer mechanic as provided by a US Bank.

     Automatic cash sweeps between the defined accounts (Master and Sub Accounts) takes place as a "zero balance transfer" (or ZBA), which is an automated last transfer of the day. This is a form of book transfer (internal bank transfer) which is automated by the bank and takes place as the last transaction of the day, after all other debit and credit transactions have settled. These ZBA's are viewable by the Master and Sub-Account holders via the bank's on-line banking tool ("Online System").

     Other forms of funds transfers between the Master and Sub-Accounts will be by book transfer (internal bank transfer) which is instantaneous. These book transfers are real-time viewable by the Master and Sub-Account holders via Online System.

     Funds transfers by wire, which is not the normal case for transfers between Master and Sub-Accounts, but used for transfers to/from the Master/Sub-Accounts to/from non-US Bank accounts, generate a Federal Funds ID#. This number is sent only to the sending bank account holder as part of the confirmation notice. It is not available to the recipient unless subsequently provided by the sender.

Part 2.  Canadian Cash Management Program

Following are certain details of the proposed Cash Management Program for certain Canadian subsidiaries and minority-owned affiliates of MDC Partners
Inc.:

1. MDC Partners Inc. or an affiliate thereof ("MDC") will establish Canadian Dollar and U.S. Dollar non-chequing concentration accounts (each, a "Master Concentration Account") with a Canadian bank ("Canadian Bank") in respect of which account MDC shall grant a security interest in favour of, or permit a lien to be placed upon it by, the Collateral Agent under the relevant Security Document. Separate Accounts as listed below are specifically excluded from such arrangements and may be held with any Canadian bank.

2. Each participating Canadian subsidiary and minority-owned affiliate of MDC ("Canadian Opco") will open or designate a bank account ("Designated Account") with the Canadian Bank, each of which Designated Accounts will continue the signature authorities currently in place at the operating company unless changes are agreed to by both parties or recommended by the Canadian Opco's auditors to ensure proper levels of internal control.

3. Bank fees with respect to the administration of each Designated Account will be borne by the respective Canadian Opco holding each Designated Account.

4. Each Canadian Opco will transfer all cash and cash equivalent balances in all their existing bank accounts, including but not limited to, bank accounts, imprest accounts, investment accounts and the like to the applicable Designated Account, and all accounts of each Canadian Opco at any financial institutions other than the Canadian Bank will be closed. Thereafter no cash or cash equivalent balances will be held outside the Designated Accounts by any Canadian Opco, except with the consent of the U.S. Administrative Agent other than the following Separate Accounts, namely: when a separate bank account is expressly required by a vendor or client pursuant to a contract or is expressly demanded in writing by same; when local bank imprest accounts are required for the purpose of clearing payroll cheques in an amount not in excess of the Canadian Opco's normal payroll costs increase but, in any event, no such increase to be greater than 125% of the last semi-monthly payroll amount excluding periodic bonus payments; all amounts in respect of sales tax collected by the Canadian Opco; any other such amounts that are required to meet trust fund or any other specific obligations with recourse to directors and officers; and local amounts of a petty cash nature not to exceed CDN$50,000 in the aggregate in the Canadian Opco's offices.

5. There shall be established and maintained by the Canadian Bank for each relevant Designated Account, or for each group of relevant Designated Accounts carried in the name of any one Canadian Opco at any one branch of the Canadian Bank, Canadian dollar and U.S. dollar accounts which shall each be called an "Offset Account". These Offset Accounts shall be held for and in the name of the Canadian Opco that holds the relevant Designated Account or such group of relevant Designated Accounts to which it relates. Each Offset Account shall be a non-chequing, non-interest bearing account and shall be established at the same branch of the Canadian Bank as the Designated Account or group of Designated Accounts to which it relates.

6.   As of the end of each banking day;

     (i) the Canadian Bank shall make deposits to and withdrawals from the relevant Offset Accounts of each Canadian Opco so that, at the end of each banking day, the balance (whether a debit or credit) in each relevant Designated Account or, in the case where a group of relevant Designated

         Accounts is carried in the name of any one Canadian Opco, the net balance thereof, is exactly offset by a contra balance (an amount which when added to the balance in the relevant Designated Account or the net balance in the group of relevant Designated Accounts will total zero) in a related Offset Account, and

     (ii)each and every amount deposited to and withdrawn from the Offset Accounts under sub-paragraph (i) above, shall be offset by withdrawing a similar amount from or depositing a similar amount to the relevant Master Concentration Account.

7. The Master Concentration Accounts shall be held for and in the name of the MDC. The amount of any credit balance on deposit in each Master Concentration Account is the property of MDC and the amount of any overdraft which the Canadian Bank may permit in the relevant Master Concentration Account, and interest thereon, is an obligation owed by MDC to the Canadian Bank. The Canadian Bank may permit MDC temporarily to overdraw a Master Concentration Account as long as MDC's credit is sufficient to support the transactions in such Master Concentration Account.

8. The advances and overdrafts herein referred to shall be at the discretion of the Canadian Bank, and nothing shall obligate the Canadian Bank to make any advance or permit any overdraft. Overdrafts are payable on demand.

9. The Canadian Opcos and MDC agree that the Canadian Bank shall be entitled to exercise any or all of its rights howsoever arising against the relevant Master Concentration Account, the relevant Offset Accounts or any relevant Designated Accounts in the event of default by any one of the Canadian Opcos or MDC, including the right of setoff.

Other than as set out herein, no non-cash transactions (by journal entry, offsets or otherwise), for example with respect to profit disbursements, management fees and the like, will be effected between any Canadian Opco and MDC (including, for clarity, between any Canadian Opco and any other Canadian
Opco). All transactions shall be settled on a cash basis by way of cheque or wire transfer to the recipient and disbursed from the applicable Designated Account.

                                                                   SCHEDULE 6

                                   Litigation
                                   ----------

                                      None




                                     S-6-1

                                                                   SCHEDULE 7

                            Existing Debt and Liens
                            -----------------------


PART A     DEBT

     1.  MDC Partners Inc.:

          a.   Royal Bank $873,088 Capital Lease secured by a Sanden press.

          b. Crown Investment Corporation $724,980 Capital Lease secured by land and building located at 1438 Fletcher Road, Saskatoon, SK.

     2. 1208075 Ontario Limited:

          a. CDPQ Mortgage Corporation $3,905,753 mortgage secured by the company's 50% interest in the land and building located at 939 Eglinton Ave. East, Toronto, Ontario.

     3. Metaca Corporation:

          a. GE Capital Leasing Corp. $566,804 Capital Lease secured by an Otto Kunnecke machine.

     4. Placard PTY Ltd.:

          a. Suncorp Metway $540,214 capital lease secured by a smartcard machine.

          b.   ANZ Leasing $493,093 capital lease secured by Bureau Equipment

     5. Accent Marketing Services, L.L.C.:

          a. National City Leasing Corporation $793,610 capital lease secured by computer and telephone equipment and office equipment in various locations.

          b. Fifth Third Bank $439,346 capital lease secured by computer and telephone equipment and office equipment in various locations.

          c.   Xerox $369,932 capital lease secured by Docutech equipment.

          d. Fifth Third Bank $342,865 capital lease secured by call centre equipment located at 308 Ardice Ave., Eustis, FL.



         Note: Various Debt in amounts less than $300,000 total $2,684,878.



                                    S-7-1

LETTERS OF CREDIT OUTSTANDING


---------------------------------------------------------------------------------------------------------------------------------
                                                                         FACE             US$
                          ISSUER        BENEFICIARY      EXPIRY         AMOUNT        EQUIVALENT               REASON
---------------------------------------------------------------------------------------------------------------------------------


MDC PARTNERS INC.     TD BANK         LONDON           AUG. 16,     CDN$ 650,000        488,906      TO SECURE PERFORMANCE BOND
                      FINANCIAL       GUARANTEE        2005                                          FOR TTC CONTRACT OF MERCURY
                      GROUP           INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
KIRSHENBAUM BOND &
PARTNERS WEST LLC
---------------------------------------------------------------------------------------------------------------------------------
                      CHASE           BABA-MALOUF                   1,200,000           1,200,000    TO LANDLORD OF SAN
                                                                                                     FRANCISCO OFFICE
                                                                                                     (CERTIFICATE OF DEPOSIT IN
                                                                                                     AMOUNT OF 1.2 MILLION
                                                                                                     POSTED WITH CHASE AS
                                                                                                     SECURITY FOR L/C)
---------------------------------------------------------------------------------------------------------------------------------
KIRSHENBAUM BOND &
PARTNERS LLC
---------------------------------------------------------------------------------------------------------------------------------
                      CHASE           NOVA MEDIA                        531,914         531,914      TO LANDLORD OF A NEW YORK
                                                                                                     OFFICE
---------------------------------------------------------------------------------------------------------------------------------
                      CHASE           TRINITY CHURCH                    200,000         200,000      TO LANDLORD OF A NEW YORK
                                                                                                     OFFICE
---------------------------------------------------------------------------------------------------------------------------------




                                                     S-7-2


PART B     LIENS

1. U.S. Entities

----------------------------------------------------------------------------------------------------------------------------
Entity                    Jurisdiction   UCC Filing #/Type     Secured Party         Date         Collateral Description

----------------------------------------------------------------------------------------------------------------------------


Accent Marketing          Delaware:      20170906/Original     National City         12/20/2001   Equipment
Services, L.L.C.          Secretary of                         Leasing Corp.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      20170914/Original     National City         12/20/2001   Equipment
Services, L.L.C.          Secretary of                         Leasing Corp.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      20170997/Original     National City         12/20/2001   Equipment
Services, L.L.C.          Secretary of                         Leasing Corp.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      20360556/Original     National City         01/18/2002   Personal Property
Services, L.L.C.          Secretary of                         Leasing Corp.                      (except consumer goods)
                          State                                                                   including: equipment,
                                                                                                  supporting obligations,
                                                                                                  accounts, chattel paper,
                                                                                                  inventory, products, and
                                                                                                  proceeds
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      21267792/             National City         05/01/2002   Change Lease Number from
Services, L.L.C.          Secretary of   originally            Leasing Corp.                      6720-006 to 6720
                          State          20360556/ Amendment
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      21269343/Original     National City         05/01/2002   Equipment
Services, L.L.C.          Secretary of                         Leasing Corp.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      40504748/Original     Fifth Third Bank,     02/24/2004   Equipment
Services, L.L.C.          Secretary of                         Kentucky, Inc.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      40504797/Original     Fifth Third Bank,     02/24/2004   Equipment
Services, L.L.C.          Secretary of                         Kentucky, Inc.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      40504862/Original     Fifth Third Bank,     02/24/2004   Equipment
Services, L.L.C.          Secretary of                         Kentucky, Inc.
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      41206590/Original     Fifth Third Bank,     04/30/2004   Equipment
Services, L.L.C.          Secretary of                         Kentucky, Inc.
                          State                                (Louisville)
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Delaware:      41811175/Original     The Fifth Third       06/29/2004   Equipment
Services, L.L.C.          Secretary of                         Leasing Company
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Kentucky:      2003192861365/        CFC Investment        05/30/2003   Equipment
Services, L.L.C.          Secretary of   Original              Company
                          State
----------------------------------------------------------------------------------------------------------------------------
Accent Marketing          Kentucky:      2004201108129/        IOS Capital           05/13/2004   Equipment
Services, L.L.C.          Secretary of   Original
                          State
----------------------------------------------------------------------------------------------------------------------------

                                                     S-7-3

----------------------------------------------------------------------------------------------------------------------------


Ashton-Potter (USA) Ltd.  Delaware-      21109580/ Original    Harold M. Pitman      04/15/2002   Goods and Inventory
                          Secretary of                         Company                            including but not
                          State                                                                   limited to "graphic
                                                                                                  arts" films, photographic
                                                                                                  papers, plates, chemistry,
                                                                                                  sundries and supplies, spare
                                                                                                  parts, digital imaging
                                                                                                  supplies, and
                                                                                                  stationery supplies.
----------------------------------------------------------------------------------------------------------------------------
Ashton-Potter (USA) Ltd.  Delaware-      32261983/Original     Imaging Financial     09/02/2003   Equipment
                          Secretary of                         Services Inc
                          State
----------------------------------------------------------------------------------------------------------------------------
Ashton-Potter (USA) Ltd.  New York:      200312151971456/      Sun Chemical          12/15/2003   This is a protective
                          Secretary of   Original              Corporation                        filing to give notice of
                          State                                                                   ownership of consignment
                                                                                                  ink by the secured party.
----------------------------------------------------------------------------------------------------------------------------
Bratskeir & Company,      New York:      185956/Original       CIT Technology        09/25/2000   Apple computers
Inc.                      Secretary of                         Financing Services
                          State                                Inc
----------------------------------------------------------------------------------------------------------------------------
Bratskeir & Company,      New York:      00PN49994/Original    CIT Technology        10/11/2000   Apple Computers
Inc.                      New York                             Financing Services
                          County                               Inc.
----------------------------------------------------------------------------------------------------------------------------
Chinnici Direct, Inc.     Delaware:      31111700/Original     M&T Credit            04/30/2003   Equipment
                          Secretary of                         Corporation
                          State
----------------------------------------------------------------------------------------------------------------------------
Chinnici Direct, Inc.     Delaware:      33314435/Original     M&T Credit            12/16/2003   Equipment
                          Secretary of                         Corporation
                          State
----------------------------------------------------------------------------------------------------------------------------
Chinnici Direct, Inc.     Delaware:      33396333/Original     GreatAmerica          12/24/2003   Equipment
                          Secretary of                         Leasing Corporation
                          State
----------------------------------------------------------------------------------------------------------------------------
Chinnici Direct, Inc.     New York:      055014/Original       Heller Financial      03/20/2000   Equipment
                          Secretary of                         Leasing, Inc.
                          State
----------------------------------------------------------------------------------------------------------------------------
Chinnici Direct, Inc.     New York:      00PN15055/Original    Heller Financial      03/22/2000   Equipment
                          New York                             Leasing, Inc.
                          County
----------------------------------------------------------------------------------------------------------------------------
Colle & McVoy, Inc.       Minnesota:     20025407077/          Bankers/Softect       10/14/2002   Goods, Chattels,
                          Secretary of   Original              Divisions of EAB                   Fixtures, Furniture,
                          State                                Leasing Corp.                      Equipment, Assets,
                                                                                                  Accounts Receivable,
                                                                                                  Contract Rights, General
                                                                                                  Intangibles, and Property
----------------------------------------------------------------------------------------------------------------------------
Colle & McVoy, Inc.       Minnesota:     20025407099/          Bankers/Softect       10/14/2002   Goods, Inventory,
                          Secretary of   Original              Divisions of EAB                   Equipment, Products, and
                          State                                Leasing Corp.                      Proceeds
----------------------------------------------------------------------------------------------------------------------------
Colle & McVoy, Inc.       Minnesota:     20037795249/          Wells Fargo           06/20/2003   Equipment
                          Secretary of   Original              Equipment Finance,
                          State                                Inc.
----------------------------------------------------------------------------------------------------------------------------
Colle & McVoy, Inc.       Minnesota:     200412092224/         Wells Fargo           06/07/2004   Equipment
                          Secretary of   Original              Equipment Finance,
                          State                                Inc.
----------------------------------------------------------------------------------------------------------------------------
Crispin Porter &          Delaware:      33143669/Original     Dell Financial        12/01/2003   Computer Equipment and
Bogusky LLC               Secretary of                         Services, LP                       Other Equipment
                          State
----------------------------------------------------------------------------------------------------------------------------


                                                     S-7-4

----------------------------------------------------------------------------------------------------------------------------


Fletcher Martin Ewing     Delaware:      40703803/Original     Konica Minolta        03/12/2004   Lease transaction being
LLC                       Secretary of                         Business Solutions                 filed for Notification
                          State                                U.S.A., Inc.                       Purposes Only
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      238615/Original       Fuji Photo Film       11/24/1999   Colorart CA600P
Partners LLC              Secretary of                         U.S.A., Inc.                       Processor S/N 5463708,
                          State                                                                   CA680T Laminator S/N
                                                                                                  5482437
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      045252/Original       Copelco Capital,      03/06/2000   Lease Transaction, filed
Partners LLC              Secretary of                         Inc.                               for notification
                          State                                                                   purposes only. Cannon CL
                                                                                                  1120 Copier System1,
                                                                                                  Cannon V55 Color Pass1,
                                                                                                  Epson Printer 9000
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      189964/Original       Fidelity Leasing      10/02/2000   Equipment
Partners LLC              Secretary of                         Inc.
                          State
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      193864/ Original      Current secured       10/06/2000   Equipment
Partners LLC              Secretary of                         party --
                          State                                Sierracities.com,
                                                               Inc. F/K/A First
                                                               Sierra Financial,
                                                               Inc. (original
                                                               secured party -
                                                               Resource Capital
                                                               Corporation, see
                                                               assignment below)
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      002046/ originally    Sierracities.com,     01/04/2001   The Secured Party's
Partners LLC              Secretary of   193864/ Assignment    Inc. F/K/A First                   Rights Have Been
                          State                                Sierra Financial,                  Assigned to
                                                               Inc.                               Sierracities.com, Inc.
                                                                                                  f/k/a First Sierra
                                                                                                  Financial, Inc.; 600
                                                                                                  Travis Street, Houston,
                                                                                                  Texas  77002
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      195152/Original       European American     10/10/2000   Equipment
Partners LLC              Secretary of                         Bank
                          State
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      206827/Original       Xerox Corporation     10/25/2000   1 Xerox DC265
Partners LLC              Secretary of
                          State
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      227870/Original       European American     11/27/2000   Equipment
Partners LLC              Secretary of                         Bank
                          State
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      003584/Original       Sterling Bank         01/07/2002   Equipment
Partners LLC              Secretary of                         Leasing  (original
                          State                                secured party -
                                                               Resource Capital
                                                               Corporation, see
                                                               assignment below)
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      200301220156409/      Sterling Bank         01/22/2003   Sterling Bank Leasing,
Partners LLC              Secretary of   originally 003584/    Leasing                            500 Seventh Avenue, 11th
                          State          Assignment                                               Floor, New York, NY
                                                                                                  10018, assignor Resource
                                                                                                  Capital Corp., 1211
                                                                                                  Hamburg Tpke. #300,
                                                                                                  Wayne, NJ  07470
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      200211272665005/      Wells Fargo           11/27/2002   2 HP 5500 Large Format
Partners LLC              Secretary of   Original              Financial Leasing                  Copiers, and 1 Onyx
                          State                                                                   Server
----------------------------------------------------------------------------------------------------------------------------


                                                     S-7-5

----------------------------------------------------------------------------------------------------------------------------

Kirshenbaum Bond &        New York:      200312235617255/      Xerox Capital         12/23/2003   2 Xerox DCOL12, and 2
Partners LLC              Secretary of   Original              Services LLC                       Xerox EX12
                          State
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      99PN49253/Original    Copelco Capital,      09/09/1999   Lease Transaction, filed
Partners LLC              New York                             Inc..                              for notification
                          County                                                                  purposes only.
                                                                                                  L#68570091-Canon CLC
                                                                                                  2400 Set1-Cyclone CK2 Set
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      99PN64695/Original    Fuji Photo Film       11/30/1999   Colorart CA600P
Partners LLC              New York                             U.S.A. Inc                         Processor S/N 5463708,
                          County                                                                  CA680 Laminator S/N
                                                                                                  5482437
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      00PN12138/Original    Copelco Capital,      03/08/2000   Lease Transaction, filed
Partners LLC              New York                             Inc.                               for notification
                          County                                                                  purposes only re: Lease
                                                                                                  #19576801. Canon CL 1120
                                                                                                  Copier System, Canon V55
                                                                                                  Color Pass, Epson
                                                                                                  Printer 9000
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      00PN47222/Original    Newcourt              09/25/2000   Equipment, Attachments,
Partners LLC              New York                             communications                     Accessories, Additions,
                          County                               Finance Corp.                      Substitutions, Products,
                                                                                                  Replacements, Rentals,
                                                                                                  Right to Software, and
                                                                                                  Proceeds
----------------------------------------------------------------------------------------------------------------------------
Kirshenbaum Bond &        New York:      00PN49581/Original    Fidelity Leasing      10/06/2000   Picturetel Concord,
Partners LLC              New York                             Inc.                               Model 4500IPD
                          County
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        Delaware:      22757593/Original     Minolta Business      10/22/2002   Lease being filed for
Partners LLC              Secretary of                         Systems                            Notification Purposes
                          State                                                                   Only. L#2909306(3) D1550
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        Delaware:      33082933/Original                           11/21/2003   Equipment
Partners LLC              Secretary of                         GreatAmerica
                          State                                Leasing Corporation
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        Delaware:      41355512/Original     All Points Capital    05/14/2004   Equipment
Partners LLC              Secretary of                         Corp.
                          State
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        Delaware:      41373044/             All Points Capital    05/18/2004   Name Changed to
Partners LLC              Secretary of   Originally            Corp.                              Margeotes/Fertitta +
                          State          41355512/ Amendment                                      Partners LLC
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        Delaware:      41942582/Original     GreatAmerica          07/12/2004   Equipment
Partners LLC              Secretary of                         Leasing Corporation
                          State
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      165226/Original       Wasco Funding Corp.   08/16/1999   Equipment
Partners LLC              Secretary of
                          State
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      170762/Original       Wasco Funding Corp.   08/24/1999   Equipment
Partners LLC              Secretary of
                          State
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      060770/Original       Wasco Funding Corp.   03/27/2000   Equipment
Partners LLC              Secretary of
                          State
----------------------------------------------------------------------------------------------------------------------------

                                                     S-7-6

----------------------------------------------------------------------------------------------------------------------------

Margeotes/Fertitta        New York:      101377/Original       Wasco Funding Corp.   05/22/2000   Equipment
Partners LLC              Secretary of
                          State
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      177574/Original       Wasco Funding Corp.   09/13/2000   Equipment
Partners LLC              Secretary of
                          State
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      146148/Original       The CIT               06/21/2002   Equipment
Partners LLC              Secretary of                         Group/Equipment
                          State                                Financing, Inc.
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      200405245421273/      Konica Minolta        05/24/2004   This is a lease
Partners LLC              Secretary of   Original              Business Solutions                 transaction and is being
                          State                                U.S.A., Inc.                       filed for notification
                                                                                                  purposes only. Lease
                                                                                                  #2909307 (3) DI 650
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      00PN16337/Original    Wasco Funding Corp.   03/29/2000   Equipment
Partners LLC              New York
                          County
----------------------------------------------------------------------------------------------------------------------------
Margeotes/Fertitta        New York:      00PN46522/Original    Wasco Funding Corp.   09/20/2000   1 Epson Stylus Pro 9000
Partners LLC              New York                                                                with Fiery RIP Server 1
                          County                                                                  Additional 2 year
                                                                                                  warranty
----------------------------------------------------------------------------------------------------------------------------
Sable Advertising         Minnesota:     2344690/Original      Carlton Financial,    6/21/2001    NCR MCD ATM Machine
Systems, Inc.             Secretary of                         Corp.
                          State
----------------------------------------------------------------------------------------------------------------------------
Vitrorobertson LLC        California:    200419960800/         Konica Minolta        07/07/2004   Lease transaction being
                          Secretary of   Original              Business Solutions                 filed for notification
                          State                                U.S.A., Inc.                       purposes only.
                                                                                                  L#4032810. 1 Minolta
                                                                                                  CF5001 Copier 1 Minolta
                                                                                                  D1650 Copier
----------------------------------------------------------------------------------------------------------------------------


2.  Canadian Entities

------------------------------------------------------------------------------------------------------------------------
Entity                    File Number     Registration Number   Secured Party           Collateral Description
------------------------------------------------------------------------------------------------------------------------
1208075 Ontario Limited   878902047       20011127 1412 1590    CDPQ Mortgage           Assignment: to Hypotheques
                                          3923 (11 years)       Corporation             CDPQ Inc.
                                                                                        20020619 1653 9065 1274

                                                                                        Assignment: to n-45 First CMBS
                                                                                        Issuer Corporation
                                                                                        20020619 1653 9065 1275

                                                                                        Amendment: to change address
                                                                                        of secured party
                                                                                        20030926 1637 1758 4554

                                                                                        Amendment: to change correct
                                                                                        name of secured party
                                                                                        20040211 1048 1758 5029
                                                                                        Estoppel Outstanding
------------------------------------------------------------------------------------------------------------------------


                                                     S-7-7

------------------------------------------------------------------------------------------------------------------------


939 GP Inc.               878902074       20011127 1412 1590    CDPQ Mortgage           Security interests relating to
                                          3924 (11 years)       Corporation             property located at 939
                                                                                        Eglinton Avenue East, Toronto
                                          Assignment: to
                                          Hypotheques CDPQ                              Estoppel Outstanding
                                          Inc.
                                          20020619 1653 9065
                                          1276

                                          Assignment: to n-45
                                          First CMBS Issuer
                                          Corporation
                                          20020619 1653 9065
                                          1277

                                          Amendment: to
                                          change address of
                                          secured party
                                          20040211 1048 1758
                                          5031
------------------------------------------------------------------------------------------------------------------------
Accumark Promotions       881273385       20020509 0820 1146    Image Financial         Equipment
Group Inc (Ontario)                       7207                  Services Inc
                                                                                        No Fixed Maturity Date

                                                                                        Canon equipment and accessories
------------------------------------------------------------------------------------------------------------------------
Accumark Promotions       605166705       20040504 1032 1715    Xerox Canada Ltd.       Equipment, Other
Group Inc.                                3892

------------------------------------------------------------------------------------------------------------------------
Aston Potter Canada Inc.   883170414      20020516 1056 1797    Fuji Graphic Systems    1 Fuji CA600-P-111-LX
(Ontario)                                 8345 (4 years)        Canada                  Processor, 1 Fuji CA680T
                                                                                        Laminator, etc
                                          Amendment - to add
                                          second debtor
                                          McLaren Morris and
                                          Todd Company
                                          20020729 1253 1797
                                          8529
------------------------------------------------------------------------------------------------------------------------
Ashton Potter Canada Inc.  861941358      20000517 1357 1715    Xerox Canada Ltd.       (none)
                                          5514 (5 years)
------------------------------------------------------------------------------------------------------------------------
Ashton Potter Canada       877312305      20011023 1507 1590    BOBST Canada Inc.       (none)
Inc. and MM & Todd                        1219 (10 years)
Packaging Company
                                          Amendment - to add
                                          second debtor MM &
                                          Todd Packaging
                                          Company
                                          20020828 1213 1590
                                          3977
------------------------------------------------------------------------------------------------------------------------
Ashton Potter Canada       877312512      20011023 1508 1590    BOBST Canada Inc.       (none)
Inc. and MM & Todd                        1220 (10 years)
Packaging Company
                                          Amendment - to add
                                          second debtor MM &
                                          Todd Packaging
                                          Company
                                          20020828 1213 1590
                                          3978
------------------------------------------------------------------------------------------------------------------------


                                                     S-7-8

------------------------------------------------------------------------------------------------------------------------


Ashton Potter Canada       858943035      20000202 1735 1590    Bobst Canada Inc.       (none)
Inc. and MM & Todd                        5762 (10 years)
Packaging Company
                                          Amendment - to add
                                          second debtor MM &
                                          Todd Packaging
                                          Company
                                          20020828 1213 1590
                                          3976
------------------------------------------------------------------------------------------------------------------------
Ashton Potter Canada Inc.  846761238      19981208 1146 1797    Fuji Graphic Systems    (none)
                                          5309 (5 years)        Canada

                                          Amendment - to add
                                          second debtor
                                          McLaren Morris and
                                          Todd Company
                                          20020729 1257 1797
                                          8529

                                          Amendment -
                                          renewal-5 years
                                          20031117 1420 1797
                                          9315
------------------------------------------------------------------------------------------------------------------------
Bruce Mau Designs Inc.     894870072      20030530 1459 1530    Honda Canada Finance    2003 Honda Odyssey
(Ontario)                                 3761 (5 years)                                VIN: 2HKRL18073H007060
------------------------------------------------------------------------------------------------------------------------
Bruce Mau Designs Inc.     875940813      20010905 1440 1530    Fidelity Leasing        (1) Colour Copier s/n #312929,
(Ontario)                                 0522 (5 years)        Canada                  (1), Printer Controller s/n
                                                                                        #K00000535, (1) Reversing
                                                                                        Automatic S/N #61090130, (1)
                                                                                        Duplex Unit s/n #619719, (1)
                                                                                        10 Bin Sorter s/n #81164179
------------------------------------------------------------------------------------------------------------------------
Bruce Mau Design Inc.      896027319      20030703 1841 1715    Xerox Canada Ltd.       (none)
                                          2138 (6 years)
------------------------------------------------------------------------------------------------------------------------
Bryan Mills Group Ltd      888308343      20021016 1005 1715    Xerox Canada Ltd        (none)
                                          0665

------------------------------------------------------------------------------------------------------------------------
Cormark MacPhee           875023281       20010802 1120 1146    Image Financial         Equipment
Communication Solutions                   6763                  Services Inc
Inc. (Ontario)                                                                          No Fixed Maturity Date

                                          |X|                                           Canon equipment and accessories

MacPhee Inc. (Ontario)                    0030311 1457 1146                             Amendment - change of name of
                                          8317                                          Debtor

                                          |X|

                                          0030311 1504 1146                             Amendment - change of name of
                                          8318                                          Debtor [same as item ii]
------------------------------------------------------------------------------------------------------------------------
Davis & Henderson / MDC    861117084      20000420 1715 1462    City National           All present and future motor
Corp                                      1408 (5 years)        Leasing, a Division     vehicles (including without
                                                                of City Buick Pontiac   limitation passenger
                                                                Cadillac Ltd.           automobiles, trucks, truck
                                                                                        tractors, truck
                                                                                        trailers, truck
                                                                                        chassis, or truck
                                                                                        bodies) automotive
                                                                                        equipment (including
                                                                                        without limitation
                                                                                        trailers, boxes and
                                                                                        refrigeration units)
                                                                                        and material-handling
                                                                                        equipment leased from
                                                                                        time to time by the
                                                                                        lessor to the lessee,

                                                     S-7-9

------------------------------------------------------------------------------------------------------------------------


                                                                                        together with all
                                                                                        present and future
                                                                                        attachments,
                                                                                        accessions,
                                                                                        apurtenances,
                                                                                        accessories and
                                                                                        replacement parts, and
                                                                                        all proceeds of or
                                                                                        relating to any of the
                                                                                        foregoing parts, and
                                                                                        all proceeds of or
                                                                                        relating to any of the
                                                                                        foregoing parts, and
                                                                                        all proceeds of or
                                                                                        relating to any of the
                                                                                        foregoing (including
                                                                                        but not limited to
                                                                                        goods, chattel paper,
                                                                                        securities documents of
                                                                                        title, instruments,
                                                                                        money, or intangibles
                                                                                        and any property or
                                                                                        obligations received
                                                                                        when such collateral or
                                                                                        proceeds are sold,
                                                                                        collected, dealt with,
                                                                                        exchanged or otherwise
                                                                                        disposed of.)
 ------------------------------------------------------------------------------------------------------------------------
Integrated Healthcare      881105589      20020307 1318 7029    Citicorp Vendor         Equipment
Communications, Inc.                      3301                  Finance, Ltd.
                                                                                        6-IBM Thinkpad A22M 256 with
                                                                                        all attachments, accessories
                                                                                        and proceeds thereof
------------------------------------------------------------------------------------------------------------------------
Integrated Healthcare      881966016      20020513 1028 6005    National Leasing        Equipment
Communications Inc                        0097                  Group Inc

------------------------------------------------------------------------------------------------------------------------
Integrated Healthcare      868893453      20010108 1804 7029    De Lage Landen          Equipment, Other
Communications Inc                        4171                  Financial Services
                                                                Canada Inc
------------------------------------------------------------------------------------------------------------------------
Integrated Healthcare      868693005      20001229 1627 7029    De Lage Landen          Equipment, Other
Communications Inc                        4002                  Financial Services
                                                                Canada Inc
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          606470832      20040616 1213 1590    Royal Bank of Canada    Equipment leased pursuant to a
(Ontario)                                 3550 (5 years)                                Master Lease Agreement
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          602794278      20040130 1451 1530    DaimlerChrysler         2004 Mercedes-Benz
(Ontario)                                 7007 (4 years)        Services Canada Inc.
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          818948709      19951228 1821 1529    Royal Bank of Canada    (none)
                                          6911 (5 years)

                                          Amendment -change
                                          name of the debtor
                                          to MDC Corporation
                                          19960404 0943 0043
                                          7808

                                          Amendment -change
                                          name of the debtor
                                          from MDC
                                          Corporation to MDC
                                          Communications
                                          Corporation
                                          19960826 1749 1590
                                          9416

                                          Amendment - change
                                          name of the
------------------------------------------------------------------------------------------------------------------------

                                                     S-7-10

------------------------------------------------------------------------------------------------------------------------


                                          debtor from Mercury
                                          Graphics
                                          Corporation to MDC
                                          Communications
                                          Corporation (change
                                          already made)
                                          19970127 1859 1529
                                          9031

                                          Renewal - 5 years
                                          20001027 1754 1531
                                          0672

                                          Amendment - amend
                                          secured party's
                                          address
                                          20001027 1754 1531
                                          0673

                                          Amendment -change
                                          to debtor's name
                                          from MDC
                                          Communications
                                          Corporation to MDC
                                          Corporation Inc.
                                          20020125 1528 1590
                                          5493

                                          Part Transfer - to
                                          Davis & Henderson,
                                          Limited Partnership
                                          20020128 1509 1590
                                          5579

                                          Part Discharge -
                                          the secured party
                                          hereby discharges
                                          all obligations
                                          owing under the
                                          registration by
                                          Davis & Henderson,
                                          Limited
                                          Partnership.  The
                                          secured party's
                                          interest in MDC
                                          Corporation Inc.
                                          continues and is
                                          not hereby
                                          discharged. 20030206
                                          1128 1590 1273
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          27 Dec 1995    108502879             Royal Bank of Canada    Specific good of the debtor
(Saskatchewan)                                                  Original Debtor:        (press with attachments, as
                                          Amendment -           Mercury Graphics        described in a lease)
                                          correction to         Corporation             PMSI
                                          collateral                                    Proceeds, including but not
                                          description to                                limited to trade-ins,
                                          include purchase                              equipment, cash, bank
                                          money interest, and                           accounts, notes, chattel
                                          proceeds                                      paper, goods, contract rights
                                          27 Dec 1995                                   ... and any such property
------------------------------------------------------------------------------------------------------------------------


                                                     S-7-11

-------------------------------------------------------------------------------------------------------------------------


                                                                                        or obligations received when such
                                          Amendment - to                                collateral or proceeds are ...
                                          change address of                             disposed of.
                                          secured party and
                                          change debtor to
                                          MDC Communications
                                          Corporation
                                          15 Nov 1996

                                          Amendment - to change
                                          address of MDC
                                          Communications
                                          Corporation and add
                                          Mercury Graphics
                                          Corporation as a
                                          debtor 15 Nov 1996

                                          Amendment - to
                                          change name of
                                          debtor to MDC
                                          Partners Inc.
                                          18 June 2004
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          27 Dec 1995    108502992             Royal Bank of Canada    Specific goods of the debtor
(Saskatchewan)                                                  Leasing                 (printing press and numbering
                                          Amendment to add      Original Debtor:        machine, described in lease)
                                          debtor MDC            Mercury Graphics        PMSI
                                          Communications        Corporation             Proceeds, including but not
                                          Corporation                                   limited to trade-ins,
                                          15 Nov 1996                                   equipment, cash, bank
                                                                                        accounts, notes, chattel
                                          Amendment to                                  paper, goods, contract
                                          address of MDC                                rights... and any such property
                                          Communications                                or obligations received
                                          Corporation                                   when such collateral or
                                          25 Nov 1996                                   proceeds are ... disposed of.

                                          Amendment to change
                                          address of secured
                                          party 29 Jan
                                          1997

                                          Amendment to change
                                          name of debtor to
                                          MDC Partners Inc.
                                          Jun 22 2004
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          19 Nov 1998    112986996             Royal Bank of Canada    Specific good (printing press)
(Saskatchewan)                                                  Original Debtor:        and all related deeds,
                                          Amendment - to        Mercury Graphics D/O    documents etc.
                                          change name of        MDC Communications      PMSI
                                          debtor to MDC         Corporation             Proceeds, including but not
                                          Partners Inc.                                 limited to trade-ins,
                                          18 Jun 2004                                   equipment, cash, bank
                                                                                        accounts, notes,
                                                                                        chattel paper, goods,
                                                                                        contract rights ... and
                                                                                        any such property or
                                                                                        obligations received
                                                                                        when such
------------------------------------------------------------------------------------------------------------------------

                                                     S-7-12

------------------------------------------------------------------------------------------------------------------------

                                                                                        collateral or proceeds are ...
                                                                                        disposed of.
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          22 Jun 2004    120936808             Royal Bank of Canada    All goods leased by the Debtor
(Saskatchewan)                                                                          form the Secured Party
                                                                                        pursuant to a Master Lease
                                                                                        Agreement. Proceeds: goods,
                                                                                        chattel paper, securities,
                                                                                        documents of title,
                                                                                        instruments, money and
                                                                                        intangibles
------------------------------------------------------------------------------------------------------------------------
MDC Partners Inc.          28 Jul 2004    121079112             Heidelberg Canada       One Heidelberg QM46-2, S/N
(Saskatchewan)                                                  Graphic Equipment       958883  including all standard
                                                                Limited                 accessories
------------------------------------------------------------------------------------------------------------------------
MDC Corporation Inc.       891752319      20030218 1018 6005    National Leasing        All closed end baler, paper
(Ontario)                                 4218 (3 years)        Group Inc. L# 2201129   shredder of every nature or
                                                                Original Debtor         kind described in lease number
                                                                Name(s):  Mercury       2201129 dated February 17,
                                                                Graphics / MDC          2003 between the secured
                                                                Corporation Inc.        party, as lessor and the
                                                                                        debtor as lessee, as amended
                                                                                        from time to time, together
                                                                                        with all attachments,
                                                                                        accessories and substitutions.
------------------------------------------------------------------------------------------------------------------------
MDC Corporation Inc.       878553675      20011205 0951 1146    Image Financial         Canon equipment and accessories
(Ontario)                                 6979 (4 years)        Services Inc.
                                                                Original Debtor
                                                                Name(s): MDC
                                                                Corporation Inc.
------------------------------------------------------------------------------------------------------------------------
MDC Corporation Inc.       03 Jul 2001    116844984             Telecom Leasing         Telecommunications equipment
(Ontario)                                                       Canada (TLC) Limited    lease # 8001869.
                                                                Original Debtor:        Proceeds: goods, securities,
                                                                MDC Corporation Inc.    instruments, documents of
                                                                                        title, chattel paper,
                                                                                        intangibles and money.
------------------------------------------------------------------------------------------------------------------------
MDC Corporation Inc.       879846561      20020118 1812 1531    Davis & Henderson,      Transfer of book debts
                                          1253 (5 years)        Limited Partnership

                                          Amendment - the
                                          secured party and
                                          debtor were set out
                                          incorrectly - the
                                          debtor name should
                                          have been MDC
                                          Corporation Inc. and
                                          secured party name
                                          should have been
                                          Davis & Henderson,
                                          Limited Partnership;
                                          collateral
                                          classification "I"
                                          is being removed and
                                          the general
                                          collateral
                                          description is
                                          added. 20020610 1808
                                          1531 1710
------------------------------------------------------------------------------------------------------------------------
MDC Corporation Inc. /     852866532      19990709 1419 1462    Maxium Financial        (none)
Symcor Inc.                               7365 (10 years)       Services Inc.
------------------------------------------------------------------------------------------------------------------------


                                                     S-7-13

------------------------------------------------------------------------------------------------------------------------


                                          Amendment - Debtor
                                          name change
                                          19990812 1720 1462
                                          6383

                                          Amendment - Fix
                                          above debtor name
                                          change to make
                                          debtor MDC
                                          Corporation Inc.
                                          and Optus
                                          Corporation, a
                                          Subsidiary of MDC
                                          Corporation Inc.
                                          19990817 1722 1462
                                          7653

                                          Amendment - to
                                          change Debtor name
                                          from Optus
                                          Corporation, a
                                          Subsidiary of MDC
                                          Corporation Inc. to
                                          Symcor Services Inc.
                                          20020214 1441 1530
                                          7484

                                          Amendment - to
                                          change debtor name
                                          and address -
                                          change name from
                                          Symcor Services
                                          Inc. to Symcor Inc.
                                          20021105 1444 1530
                                          9852
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           891752319      20030218 1018 6005    National Leasing        All closed end baler, paper
Corporation (Ontario)                     4218 (3 years)        Group Inc. L# 2201129   shredder of every nature or
                                                                Original Debtor         kind described in lease number
                                                                Name(s): Mercury        2201129 dated February 17,
                                                                Graphics / MDC          2003 between the secured
                                                                Corporation Inc.        party, as lessor and the
                                                                                        debtor as lessee, as amended
                                                                                        from time to time, together
                                                                                        with all attachments,
                                                                                        accessories and substitutions.
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           27 Dec 1995    108502879             Royal Bank of Canada    Specific good of the debtor
Corporation                                                     Original Debtor:        (press with attachments, as
(Saskatchewan)                            Amendment -           Mercury Graphics        described in a lease)
                                          correction to         Corporation             PMSI
                                          collateral                                    Proceeds, including but not
                                          description to                                limited to trade-ins,
                                          include purchase                              equipment, cash, bank
                                          money interest, and                           accounts, notes, chattel
                                          proceeds                                      paper, goods, contract rights
                                          27 Dec 1995                                   ... and any such property or
                                                                                        obligations received when such
                                          Amendment - to                                collateral or proceeds are ...
                                          change address of                             disposed of.
                                          secured party and
                                          change debtor to
                                          MDC


                                                     S-7-14

------------------------------------------------------------------------------------------------------------------------


                                          Communications
                                          Corporation
                                          15 Nov 1996

                                          Amendment - to
                                          change address of
                                          MDC Communications
                                          Corporation and add
                                          Mercury Graphics
                                          Corporation as a
                                          debtor 15 Nov 1996

                                          Amendment - to
                                          change debtor name
                                          to MDC Partners Inc.

------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           27 Dec 1995    108502992             Royal Bank of Canada    Specific goods of the debtor
Corporation                                                     Leasing                 (printing press and numbering
(Saskatchewan)                            Amendment to add      Original Debtor:        machine, described in lease)
                                          debtor MDC            Mercury Graphics        PMSI
                                          Communications        Corporation             Proceeds, including but not
                                          Corporation                                   limited to trade-ins,
                                          15 Nov 1996                                   equipment, cash, bank
                                                                                        accounts, notes, chattel
                                          Amendment to                                  paper, goods, contract
                                          address of                                    rights...obligations
                                          MDC Communications                            received when such
                                          Corporation                                   collateral or proceeds are
                                          25 Nov 1996                                   disposed of.

                                          Amendment to change
                                          address of secured
                                          party
                                          29 Jan 1997

                                          Amendment to change
                                          name of debtor to
                                          MDC Partners Inc.
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           01 Dec 2000    115824779             Danka Canada Inc.       All goods supplied before or
Corporation                                                     Original Debtor:        hereafter by the secured party
(Saskatchewan)                                                  Mercury Graphics        and all parts and accessories
                                                                Corporation             thereto ... replacements and
                                                                                        substitutions.
                                                                                        Proceeds.

------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           05 Mar 1999    113348426             AGFA Inc.               Specific equipment (plate
Corporation                                                     Original Debtor:        processor) with all attachments
(Saskatchewan)                            Amendment to expiry   Mercury Graphics
                                          of infinity
                                          09 Apr 1999
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           22 Oct 1991    117262355             Danka Canada            All goods supplied before or
Corporation                                                     Original Debtors:       hereafter by the secured
(Saskatchewan)                                                  Mercury Graphics and    party, all parts and
                                                                MDC Corporation Inc.    accessories thereto and
                                                                                        accession thereto and all
                                                                                        replacements or substitutions
                                                                                        for such goods.
------------------------------------------------------------------------------------------------------------------------

                                                     S-7-15

------------------------------------------------------------------------------------------------------------------------


                                                                                        Proceeds: accounts, chattel
                                                                                        paper, money, intangibles,
                                                                                        goods, documents of title,
                                                                                        instruments, securities ... and
                                                                                        insurance proceeds.

------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           25 Mar 2003    119216245             Kodak Polychrome        Specific equipment (plate
Corporation                                                     Graphics Canada Inc.    processor)
(Saskatchewan)                                                  Original Debtor:
                                                                Mercury Graphics
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           22 May 2003    119474063             Danka Financial         All goods supplied before or
Corporation                                                     Services Inc.           hereafter by the secured
(Saskatchewan)                                                  Original Debtors:       party, all parts and
                                                                Mercury Graphics D/O    accessories thereto and
                                                                MDC Corporation Inc.,   accession thereto and all
                                                                Mercury Graphics, and   replacements or substitutions
                                                                MDC Corporation Inc.    for such goods.
                                                                                        Proceeds: accounts, chattel
                                                                                        paper, money, intangibles,
                                                                                        goods, documents of title,
                                                                                        instruments, securities ... and
                                                                                        insurance proceeds.
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           30 Oct 2001    117295219             Canadian Western Bank   Specific equipment (forklift)
Corporation                                                     Original Debtor:        including but not limited to
(Saskatchewan)                                                  Mercury Graphics D/O    trade ins, cash, chattel
                                                                MDC Corporation         paper, notes and accounts.
------------------------------------------------------------------------------------------------------------------------
Mercury Graphics           15 May 2002    118065023             National Leasing        All photocopies in a specific
Corporation                                                     Group Inc.              lease together with all
(Saskatchewan)                                                  Original Debtor:        attachments, accessories and
                                                                Mercury Graphics Corp   substitutions.
------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         879272937      20020102 1502 1797    Fuji Graphic Systems    1 Celix 4000
(Ontario)                                 8075 (1 year)         Canada Inc.             Imagesetter/Bacher/HQ, 1 G&J
                                                                                        Online System for Celix 4000,
                                          Renewal - 3 years                             1 Fuji Film HQ Rip for Celix V5,1,
                                          20021220 1114 1797                            1 Chempact 20/20 System,
                                          8788                                          1 E-Control LO E Model C
                                                                                        System, 1 Fuji NT Dual P111
                                                                                        256MB/750X9.017", 1 Adaptec
                                                                                        2944UW 68PIN PCI Ultra Wide
                                                                                        Card
------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         888754653      20021030 1126 1715    Xerox Canada Ltd.       (none)
                                          0698 (5 years)                                Estoppel Received
------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         604839258      20040422 1645 1651    Pitney Bowes Global     Digital mailing system, meter,
                                          1405 (6 years)        Credit Services         scale, mail opener, printer &
                                                                                        accessories. All items as listed
                                                                                        and defined under Pitney Bowes
                                                                                        contract #381876

------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         895244166      20030610 1316 1651    Pitney Bowes Leasing    3-Digital Copiers, fax &
                                          1065 (6 years)                                accessories. All items listed
                                                                                        and defined under Pitney
                                                                                        Bowes contract #363926

------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         879272937      20020102 1502 1797    Fuji Graphic Systems    1 Celix 4000
                                          8075 (1 year)         Canada Inc.             Imagesetter/Bacher/HQ, 1 G&J
                                                                                        Online System for Celix 4000,
                                          Renewal - 3 years                             1 Fuji Film HQ Rip for Celix
                                                                                        V5,1,
------------------------------------------------------------------------------------------------------------------------

                                                     S-7-16

------------------------------------------------------------------------------------------------------------------------

                                          20021220 1114 1797
                                          8788                                          1 Chempact 20/20 System,
                                                                                        1 E-Control LO E Model C
                                                                                        System, 1 Fuji NT Dual P111
                                                                                        256MB/750X9.017", 1 Adaptec
                                                                                        2944UW 68PIN PCI Ultra Wide
                                                                                        Card
------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         872147412      20010507 1006 1797    Fuji Graphic Systems    Consignment inventory
                                          7535 (5 years)        Canada Inc.

------------------------------------------------------------------------------------------------------------------------
Metaca Corporation         864695727      20000811 1702 6083    On Serts Systems Inc.   On Serts integrated card and
                                          2894 (6 years)                                mailing system (subject to
                                                                                        Metaca purchase order #S2772
                                                                                        of February 7, 2000).  Section
                                                                                        identification numbers -
                                                                                        40022/ 42410/ 42600/42797


------------------------------------------------------------------------------------------------------------------------
Metaca Corporation and     891452682      20030205 1442 1530    GE VFS Canada Limited   (none)
MDC Corporation Inc.                      9456 (5 years)        Partnership

------------------------------------------------------------------------------------------------------------------------
Metaca Corporation and     890115543      20021216 1857 1531    GE VFS Canada Limited   (none)
MDC Corporation Inc.                      5072 (5 years)        Partnership

------------------------------------------------------------------------------------------------------------------------
Metaca Corporation and     885542202      20020719 1808 1531    GE VFS Canada Limited   (none)
MDC Corporation Inc.                      0567 (4 years)        Partnership

------------------------------------------------------------------------------------------------------------------------
Northstar Research         604773909      20040421 1000 1715    Xerox Canada Ltd        (none)
Partners Inc.                             3821

------------------------------------------------------------------------------------------------------------------------
Northstar Research         604156752      20040330 0947 1715    Xerox Canada Ltd        (none)
Partners Inc.                             3650

------------------------------------------------------------------------------------------------------------------------
Northstar Research         859249386      20000215 1348 1715    Xerox Canada Ltd        (none)
Partners Inc                              4980

------------------------------------------------------------------------------------------------------------------------
Pro-Image Corporation      873033057      2001 0601 1441 1530   GMAC Leaseco Limited    (none)
                                          9290
------------------------------------------------------------------------------------------------------------------------
Regal Greetings & Gifts    886276035      20020812 1551 1715    Xerox Canada Ltd.       (none)
Corporation                               0349 (6 years)

                                          Amendment - to
                                          delete debtor MDC
                                          Corp Inc. for
                                          registration
                                          #200208121551171
                                          and add Regal
                                          Greetings & Gifts
                                          Corporation
                                          20031202 1040 1715
                                          2999

                                          Amendment - to
                                          change address of
                                          secured party
------------------------------------------------------------------------------------------------------------------------


                                                     S-7-17

------------------------------------------------------------------------------------------------------------------------


Studiotype Inc (Ontario)   893052945      20030403 1051 1146    Image Financial         Equipment
                                          8335                  Services Inc
                                                                                        No Fixed Maturity Date

                                                                                        Canon equipment and accessories
------------------------------------------------------------------------------------------------------------------------
Veritas Communications     883269234      20020517 1442 6005    National Leasing        (none)
Inc                                       0846                  Group Inc

------------------------------------------------------------------------------------------------------------------------



                                                     S-7-18

                                                                   SCHEDULE 8


                             Intellectual Property
                             ---------------------


Company Name:                      ASHTON-POTTER (USA) LTD.
                                   -------------------------------------------

As at September 9, 2004

1. List of Copyrights, Copyright Registrations & Applications for Copyright Registrations

            Title            Date Filed      Registration #       Expiration
            -----            ----------      --------------       ----------

            None



2.  List of Patents & Patent Applications

      Patent          Date Filed      Country     Registration #      Issue Date
      ------          ----------      -------     --------------      ----------
    US Patent #

     6,196,389         3/6/2001          US         46679.0156         3/6/2001


NOTE: "Roll Dispenser Package" - Currently there is no activity on this patent

3. List of Tradenames, Trademarks, Service Marks, Trademark & Service Mark Registrations, & Applications for Trademark & Service Mark Registrations


                Registration or      Application (A) or        Registration
     Title      Filing Date (F)        Registration #          Jurisdiction
     -----      ---------------      ------------------        ------------
     None

                  Application or                               Registration or
     Mark         Registration             Country             Filing Date (F)
     ----         --------------           -------            ----------------

     None


4. List of Licenses Granted to Use Trademarks, Service Marks, Copyrights or Patents

      Licensee         Property Licensed       Date Licensed      Expiry Date
      --------         -----------------       -------------      -----------
        None



                                     S-8-1

Company Name:                          PLACARD PTY LTD
                                       --------------------------------------

As at September 9, 2004


1. List of Copyrights, Copyright Registrations & Applications for Copyright Registrations

              Title              Date Filed    Registration #      Expiration
              -----              ----------    --------------      ----------

              None


2.     List of Patents & Patent Applications

                        Date
         Patent        Filed       Country       Registration #      Issue Date
         ------        -----       -------       --------------      ----------

      Sheet feeder     Feb-01        USA         09/792433             Feb-03
                       Feb-01      Canada         2337691              Feb-04
                       Feb-01     Australia       77349/01             Jul-04
                       Feb-01    New Zealand       510325              Jun-03

                                               International
                                                  Patent                        Priority date
     Image forming Process and Card Oct-03     application   PCT/AU03/01328    July 17, 2005

     Card and Method of Producing
     a card - Foil Process            May-04     Australia      2004902831        5/27/2004


3. List of Tradenames, Trademarks, Service Marks, Trademark & Service Mark Registrations, & Applications for Trademark & Service Mark Registrations

                         Registration or     Application (A) or    Registration
         Title           Filing Date (F)      Registration #       Jurisdiction
         -----          -----------------    ------------------    -------------

         None


                               Application or                  Registration or
       Trade Mark              Registration        Country     Filing Date (F)
       ----------              -------------       -------     ---------------

       Slimcard                   7/18/03         Australia       7/18/2004
       CardproammeManagement                                   Final examination
                                  5/22/01         Australia       2/18/05
<      DuraCard                   5/18/97         Australia       5/18/1997


4. List of Licenses Granted to Use Trademarks, Service Marks, Copyrights or Patents
                                   Property          Date
            Licensee               Licensed        Licensed      Expiry Date
            --------               --------        --------      -----------

              None


                                          S-8-2

Company Name:                  MDC PARTNERS INC.
                               -----------------------------------------------

As at September 9, 2004


1. List of Copyrights, Copyrights Registrations & Applications for Copyright Registrations

           Title      Date Filed     Registration #    Expiration    IP Owner
           -----      ----------     --------------    ----------    --------

          Frank Font    1999            unknown         50 years     Bruce Mau
                                                                     Design Inc.


2.       List of Patents & Patent Applications


           Patent       Date Filed      Country     Registration #    Issue Date
           ------       ----------      -------     --------------    ---------

            none


3 List of Tradenames, Trademarks, Service Marks, Trademark & Service Mark Registrations, & Applications for Trademark & Service Mark Registrations


                                 Registration
                                or Filing Date    Application (A)       Registration
              Title                  (F)        or Registration #       Jurisdiction                    IP Owner
         ------------------     --------------  -----------------   ----------------------   ----------------------------------


          Tradenames:
                                                                                              Kirshenbaum Bond & Partners LLC*

                                                                                               *(assigned from Kirshenbaum Bond
                                                                                             + Partners, Inc. but not
         Moxie                    10/12/1999         C279730      State/County of New York     re-registered)

         Lime                     3/27/2001          C300431      State/County of New York    Kirshenbaum Bond & Partners LLC*

         The Media Kitchen        6/15/2001          C303632      State/County of New York    Kirshenbaum Bond & Partners LLC*

         R&M Graphics             11/2/2001            N/A        State/County of New York    Kirshenbaum Bond & Partners LLC*

         Studio @ 170             3/12/2002          C313917      State/County of New York    Kirshenbaum Bond & Partners LLC*

         kb creative network      4/29/2002          C315492      State/County of New York    Kirshenbaum Bond & Partners LLC*

         Lime Public Relations
         + Promotion              8/13/2002          C319973      State/County of New York    Kirshenbaum Bond & Partners LLC*



                                                              S-8-3




         Lime Promotions          9/17/2003          C336674      State/County of New York    Kirshenbaum Bond & Partners LLC*

         Lime Public Relations
         + Promotion              8/3/2004 (f)       pending      State of California         Kirshenbaum Bond & Partners LLC*

         The Media Kitchen        8/3/2004 (f)       pending      State of California         Kirshenbaum Bond & Partners LLC*

                                                                                              Kirshenbaum Bond & Partners West
                                                                                              LLC**

         Howard Street Studio    not available     not available  State of California         **(assigned from Kirshenbaum
                                                                                              Bond + Partners West, Inc. but
                                                                                              not re-registered)

         Utopian Productions    not available     not available   State of California         Kirshenbaum Bond & Partners West
                                                                                              LLC**
                                                                                              Dotglu LLC***

                                                                                              ***(assigned from Dotglu Inc.
         Glue Connect             4/29/2002          C315493      State/County of New York    but not re-registered)

         Glue Response            3/21/2002          C313918      State/County of New York    Dotglu LLC***

         INTERFOCUS               8/27/1998          917021       Community TM                Mr. Smith Agency Limited

         INTERFOCUS THE
         MULTI-DISCIPLINE
         AGENCY                   8/27/1998          2176016            UK                    Mr. Smith Agency Limited

                                                                                              Mackenzie Marketing, Inc.

         Tease train sustain      11/13/2001    Serial #78/083,625      US                    Note: Specimen filed 6/15/04

                                                                                              Mackenzie Marketing, Inc.

                                                                                              Note: Statement of use due
         B2S Marketing            10/21/2002    Serial #78/137,168      US                    9/30/04

         BTOP                     9/11/2002     Serial #78/203,767      US                    Mackenzie Marketing, Inc.

                                                                                              Note: Statement of use due
         BTOP                     10/21/2002    Serial #78/203,767      US                    9/30/04
                                                                                              Mackenzie Marketing, Inc.

         Hello Design             10/22/1999        75/828274           US                    Hello Design, LLC

         henderson bas            Feb /04           1205275             Canada                Henderson Bas Partnership

         Strategies
         International                                                                        656712 Ontario Limited (O/A
         America and Design       8/8/2000      2,375,650(reg)          US                       Onbrand)

         OnBrand                  6/3/2004         140658006            Canada                656712 Ontario Limited

         Mono                    12/9/2003      78/338,319(app)         US                    Mono Advertising, LLC

         Mercury Graphics
         (Business name)         2/27/1996          197003              Saskatchewan          MDC Partners Inc.

         Linda's Printing
         Place (Business name)   9/24/1984          142460              Saskatchewan          MDC Partners Inc.

         McKenzie Ray Tickets    2/27/2002         101030535            Saskatchewan          MDC Partners Inc.


                                                         S-8-4

                                Application or                      Registration or
           Mark                 Registration         Country        Filing Date (F)                    IP Owner
          ------------------    ---------------      -------        ------------------      ---------------------------------

          Federal Trademarks:


          Kirshenbaum Bond &
          Partners             2,512,364 (reg)         US             11/27/2001 (reg)      Kirshenbaum Bond & Partners LLC*

          KBP                  2,524,839 (reg)         US             01/01/2002 (reg)      Kirshenbaum Bond & Partners LLC*

          KB&P                 2,605,727 (reg)         US             08/06/2002 (reg)      Kirshenbaum Bond & Partners LLC*

          Brand Spooning       76/554,727 (app)        US             10/14/2003 (app)      Kirshenbaum Bond & Partners LLC*

          The Media Kitchen    76/562,161 (app)        US             11/14/2003 (app)      Kirshenbaum Bond & Partners LLC*

          Mature Excitement    2,495,880 (reg)         US             10/09/2001(reg)            Colle & McVoy, Inc.

          Milk Moola           2,316,342 (reg)         US             02/08/2000(reg)            Colle & McVoy, Inc.

          Primera Foods &
          Design               2,702,864 (reg)         US             04/01/2003(reg)            Colle & McVoy, Inc.

          OnBrand              1212755 (app)         Canada           4/5/2004                   656712 Ontario Limited (O/A
                                                                                                 Onbrand)

          Maxxcom              2,446,685 (reg)       Canada           8/13/1999                  MDC Partners Inc.

          Perpetual
          Partnership          1,018,290 (reg)         US             4/24/2001                  MDC Partners Inc.

          Perpetual
          Partnership          75/736,707 (app)      Canada           6/9/1999                   MDC Partners Inc.

          Targetcom            2134027                 US             10/24/1996                 Targetcom LLC

          Managing Moments
          of Truth             76/403,418              US             10/16/2002                 Targetcom LLC

          Tree City            TMA580,078            Canada           4/29/2004                  Bruce Mau Design Inc.


                                                            S-8-5


4.             List of Licenses Granted to Use Trademarks, Service Marks, Copyrights or Patents

                                   Property          Date             Expiry
           Licensee                Licensed         Licensed           Date                 Licensor
           --------                ---------        --------           -----                --------


          Maxxcom Inc.             Maxxcom          3/1/2000          3/1/2020            MDC Partners Inc.
          Maxxcom Inc.             Maxxcom          3/1/2000          3/1/2020            MDC Partners Inc.
          Miami Ad School          CP+B TM           6/2004           12/2007       Crispin Porter & Bogusky LLC





Company Name:                  Metaca Corporation
Metaca has a potential patent pending on a #10 Extended Paper Envelope that is used on our proprietary fulfillment platform. The firm Riches, McKenzie & Herbert has been dealing with this issue. The reference # is KMM4403/PH


                                     S-8-6

                                                                    SCHEDULE 9

                               Real Property
                               -------------


                                                    BOOK            ESTIMATED
                                                   VALUE            FAIR VALUE

1208075 ONTARIO LIMITED

50% JOINT VENTURE INTEREST IN:                    3,003,873         5,000,000
    939 EGLINGTON AVENUE EAST
    TORONTO, ONTARIO
    (PROPERTY HELD BY 939GP INC.)

MDC PARTNERS INC.
(MERCURY GRAPHICS DIVISION)

    1483 FLETCHER ROAD                            1,450,861         1,600,000
    SASKATOON, SASKATCHEWAN



                                     S-9-1


                                                                                                                SCHEDULE 10

                                                  Subsidiaries
                                                  ------------

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


Maxxcom Inc. (Canada)      Ontario, Canada    MDC Partners Inc.  (100%)            Common Shares               No

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Maxxcom Inc. (DE)              Delaware       Maxxcom Inc. (Can) (85%)             85 shares of Common Stock   No

                                              Maxxcom (Nova Scotia) Corp. (15%)    15 shares of Common Stock
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Maxxcom (USA) Finance          Delaware       Maxxcom Inc. (US)   (85%)            850 shares of Common Stock  No
Company
                                              Maxxcom (Nova Scotia) Corp. (15%)    150 shares of Common
                                                                                   Stock and 300,000 shares
                                                                                   of Series A Redeemable
                                                                                   Preferred Stock
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Maxxcom (Nova Scotia)           Canada        Maxxcom Inc. (Canada)  (100%)        Common Shares               No
Corp.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Accent International,          Delaware       Accent Marketing Services, L.L.C.    Common Stock                No
Inc.                                          (100%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Accent Marketing               Delaware       Accent Acquisition Co.  (89.4%)      Membership Interest         No
Services, L.L.C.
                                              Chris Dauk (1.15%)                   Membership Interest

                                              Kevin Foley (1.60%)                  Membership Interest

                                              Linda Ruffenach (1.60%)              Membership Interest

                                              Jeff Probus (0.45%)                  Membership Interest

                                              Francis Weber (0.50%)                Membership Interest

                                              Gary Owens (4.30%)                   Membership Interest

                                              Chris Dunn (0.50%)                   Membership Interest

                                              Kevin Donoho (0.50%)                 Membership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Bratskeir & Company,           Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Chinnici Direct, Inc.          Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                         S-10-1

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


Colle & McVoy, Inc.           Minnesota       Maxxcom (USA) Holdings Inc.  (100%)  267,710 shares of Class A   No
                                                                                   Common Stock and 66,927
                                                                                   shares of Class B Common
                                                                                   Stock

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Crispin Porter &               Delaware       CPB Acquisition Inc. (49%)           Membership Interest         No
Bogusky LLC
                                              Crispin & Porter Advertising, Inc.   Membership Interest
                                              (50%)

                                              Charles Porter (0.36%)               Membership Interest

                                              Alex Bogusky (0.27%)                 Membership Interest

                                              Jeffrey Hicks (0.27%)                Membership Interest

                                              Jeffrey Steinhour (0.10%)            Membership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Dotglu LLC                     Delaware       KBP Holdings LLC   (100%)             Membership Interest        No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Fletcher Martin Ewing          Delaware       FMA Acquisition Co.  (85%)           Membership Interest         No
LLC
                                              Andrew Fletcher (15%)                Membership Interest

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
KBP Holdings LLC               Delaware       MDC/KBP Acquisition Inc.  (60%)      600 Class A Units           No

                                              KBP Management Partners LLC (40%)    400 Class B Units
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Kirshenbaum Bond &             Delaware       KBP Holdings LLC  (100%)              Membership Interest        No
Partners LLC
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Kirshenbaum Bond &             Delaware       KBP Holdings LLC   (100%)             Membership Interest        No
Partners West LLC
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Margeotes/Fertitta +           Delaware       MF+P Acquisition Co.   (80%)         Membership Interest         No
Partners LLC
                                              Margeotes/Fertitta & Partners,       Membership Interest
                                              Inc. (20%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Source Marketing LLC           New York       SMI Acquisition Co.   (87.67%)       Membership Interest         No

                                              Spruce Lake, Inc.  (12.33%)          Membership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
TargetCom LLC                  Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Membership Interest         No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Henderson Bas              Ontario, Canada    Ashton Potter Canada Inc.   (65%)    Partnership Interest        No

                                              2044484 Ontario Inc. (35%)           Partnership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                            S-10-2

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


Bruce Mau Holdings Ltd.    Ontario, Canada    MDC Partners Inc.  (50.1%)           501 Common Shares and       No
                                                                                   600,000 Preference
                                                                                   Shares

                                                                                   499 Common Shares
                                              Bruce Mau (49.9%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
VitroRobertson LLC             Delaware       Hello Acquisition Inc.   (68%)       680 Class A Units           No

                                              JV&JR LLC (32%)                      320 Class B Units
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Ambrose Carr Linton        Ontario, Canada    Maxxcom Inc. (Can)   (100%)          Common Shares               No
Carroll Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Mackenzie Marketing,           Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Accent Acquisition Co.         Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
CPB Acquisition Inc.           Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
FMA Acquisition Co.            Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Hello Acquisition Inc.         Delaware       MDC Partners Inc.  (100%)            Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Lafayette Productions          New York       Margeotes/Fertitta + Partners        Membership Interest         No
LLC                                           LLC   (100%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Maxxcom (USA) Holdings         Delaware       Maxxcom Inc. (US)   (100%)           Common Stock                No
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
MDC/KBP Acquisition            Delaware       MDC Partners Inc.  (100%)            Common Stock                No
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
MF+P Acquisition Co.           Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Sable Advertising             Minnesota       Colle & McVoy, Inc.  (100%)          Common Stock                No
Systems, Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
SMI Acquisition Co.            Delaware       Maxxcom (USA) Holdings Inc.  (100%)  Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Mono Advertising, LLC          Delaware       MDC/KBP Acquisition Inc.  (49.9%)    Membership Interest         No

                                              Mono Inc. (50.1%)                    Membership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                         S-10-3

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


Ashton-Potter Canada       Ontario, Canada    MDC Partners Inc.  (100%)            Common Shares               No
Ltd.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Ashton Potter Canada       Ontario, Canada    MDC Partners Inc.  (100%)            Common Shares               No
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Ashton-Potter (USA) Ltd.       Delaware       MDC USA Holdings Inc.  (100%)        Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
CMS U.S. Holdco, Inc.          Delaware       MDC Partners Inc.  (100%)            Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
MDC USA Holdings Inc.          Delaware       MDC Partners Inc.  (100%)            Common Stock                No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Metaca Corporation         Ontario, Canada    MDC Partners Inc.  (100%)            Common Shares               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Pro-Image Corporation          Delaware       MDC USA Holdings Inc.  (100%)        Capital Stock               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
1208075 Ontario Limited        Ontario        MDC Partners Inc.  (100%)            Common Shares               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Computer Composition of        Ontario        MDC Partners Inc.  (100%)            Common Shares               No
Canada Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Bruce Mau Design Inc.          Ontario        Bruce Mau Holdings Ltd.  (100%)      Common Shares               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Tree City Inc.                 Ontario        Bruce Mau Holdings Ltd.  (100%)      Common Shares               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
1220777 Ontario Limited        Ontario        MDC Partners Inc.  (100%)            Common Shares               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
656712 Ontario Limited         Ontario        MDC Partners Inc.  (85.0%)           765 Common Shares           No
(O/A Onbrand)
                                              M&A Berube Holdings Ltd. (15%)       185 Common Shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Studiotype Inc.                Ontario        Ambrose Carr Linton Carroll Inc.     Common Shares               No
                                              (100%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
2026646 Ontario Limited        Ontario        MDC Partners Inc.  (100%)            Common Shares               No
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Campbell + Partners            Ontario        MDC Partners Inc.  (100%)            Common Shares               No
Communications Ltd.
                                              Cormark Communications Inc. (0%)     50 Preferred Shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                           S-10-4

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


1385544 Ontario Limited        Ontario        MDC Partners Inc.  (100%)            Common Shares               No

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Maxxcom Interactive            Ontario        MDC Partners Inc.   (100%)           Common Shares               No
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Placard PTY Ltd.              Australia       Metaca Corporation   (100%)          Ordinary shares and         No
                                                                                   Ordinary Class Shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Allard Johnson             Ontario, Canada    2026646 Ontario Ltd.   (6.032%)      Class A Common Shares       No

                                              Campbell + Partners Communications   Class A Common Shares
                                              Ltd.  (43.024%)

                                              1385544 Ontario Ltd.  (9.967%)       Class A Common Shares

                                              Terry Johnson (10%)                  Class A Common Shares

                                              Tericon Corporation (6.99%)          Class A Common Shares

                                              Claude Lepine (1.36%)                Class A Common Shares

                                              Andre Blanchard-RRSP (1.06%)         Class A Common Shares

                                              Robert Deslauriers (1.79%)           Class A Common Shares

                                              Robert Deslauriers - RRSP (1.13%)    Class A Common Shares

                                              Luc Paquette (0.57%)                 Class A Common Shares

                                              Maria Spensieri (1.08%)              Class A Common Shares

                                              Christina Woschitz (0.73%)           Class A Common Shares

                                              Serge Miousse (0.02%)                Class A Common Shares

                                              Serge Miousse - RRSP (0.19%)         Class A Common Shares

                                              Jacques Larose (0.001%)              Class A Common Shares

                                              Jacques Larose - RRSP (0.26%)       Class A Common Shares

                                              Mark McElwain (0.29%)                Class A Common Shares

                                              Barry Campbell (1.44%)               Class A Common Shares

                                              Connie McEchearn (0.39%)             Class A Common Shares


                                                           S-10-5

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                              Mario Daigle (2.20%)                 Class A Common Shares

                                              Richard Brott (2.41%)                Class A Common Shares

                                              Josephine Battaglia (2.11%)          Class A Common Shares

                                              Yuri Kovar (1.32%)                   Class A Common Shares

                                              Doron Woticky (1.47%)                Class A Common Shares

                                              Vito Laudadio (1.04%)                Class A Common Shares

                                              Tim Herbert (2.24%)                  Class A Common Shares

                                              Bill Coristine (0.22%)               Class A Common Shares

                                              Luc Perreault - RRSP (0.45%)         Class A Common Shares

                                              Christian Desrosiers  (0.20%)        Class A Common Shares

                                              Pierre St. Amand (0.11%)             Class A Common Shares

                                              Steve Goldberg (0.11%)               Class A Common Shares

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Interfocus Technology         California      Interfocus Technology Group          Common Shares               Yes
USA, Inc.                                     Limited  (100%)

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Strategies                     Delaware       656712 Ontario Limited  (100%)       Capital Stock               Yes
International America
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Interfocus Direct                 UK          Mr. Smith Agency Limited  (100%)     Ordinary Shares             Yes
Limited
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Interfocus Technology             UK          Mr. Smith Agency Limited  (100%)     Ordinary Shares and C       Yes
Group Limited                                                                      Class Shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Interfocus Technology             UK          Interfocus Direct Limited  (100%)    Ordinary Shares             Yes
Limited
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Mr. Smith Agency Limited          UK          Oval (1873) Limited  (100%)          Ordinary Shares             Yes
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                         S-10-6

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


Oval (1873) Limited               UK          Maxxcom Inc. (Can)  (100%)           Ordinary Shares             Yes
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Maxxcom (Barbados) Inc.        Barbados       MDC Partners Inc.  (100%)            Common Shares               Yes
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
939GP Inc.                     Ontario        1208075 Ontario Limited  (50%)       Common Shares               No

                                              Dawsco (939) Inc. (50%)              Common Shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Accumark Promotions             Canada        MDC Partners Inc.  (55.0%)           560 Class A Shares, 200     No
Group Inc.                                                                         Class B Shares and 1,680
                                                                                   Class C shares

                                              Tom Green (8.25%)                    2,268 Class B shares and
                                                                                   1,446 Class C shares

                                              Patricia Green (6.75%)               607 Class A shares and
                                                                                   2,399 Class C shares

                                              David Sharpe (15%)                   5,040 Class A shares &
                                                                                   1,680 Class C shares

                                              David Peres (15%)                    647 Class A shares and
                                                                                   6,073 Class C shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Bryan Mills Group Ltd.         Ontario        MDC Partners Inc.  (68.0%)           6,800 Class B Voting        No
                                                                                   Shares

                                              Nancy Ladenheim (18%)                1,800 Class B Voting
                                                                                   shares
                                              Jeff Martin (9.5%)
                                                                                   950 Class B Voting shares
                                              Peter Wootton (4.5%)
                                                                                   450 Class B Voting shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Studio Pica Inc.                Canada        Allard Johnson Communications        Common Shares               No
                                              Inc.  (100%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Veritas Communications         Ontario        MDC Partners Inc.  (58.8%)           588 Common Shares           No
Inc.
                                              Beverly Hammond (13%)                130 Common shares

                                              Tericon Corporation (28.2%)          282 Common shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Integrated Healthcare          Ontario        MDC Partners Inc.  (70%)             70 Common Shares            No
Communications, Inc.
                                              Terry Johnson (20%)                  20 Common shares

                                              Sheila Rivest (10%)                  10 Common shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                           S-10-7

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


Northstar Research             Delaware       Maxxcom Inc. (Canada)  (50.12%)      100.2 Shares of Common      No
Partners USA, Inc.                                                                 Stock

                                              Stephen Tile (18.6%)                 37.2 shares of Common
                                                                                   stock

                                              Jeffrey Histed (15.64%)              31.3 shares of Common
                                                                                   stock

                                              Douglas Davey (15.64%)               31.3 shares of Common
                                                                                   stock
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Mo' Better Marketing LLC       Delaware       Accent Marketing Services, L.L.C.    Membership Interest         No
                                              (40%)

                                              Pro-7 Inc. (60%)                     Membership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
eLab Technology                 Canada        MDC Partners Inc.  (50%)             1,897,000 Class A           No
Ventures Inc.                                                                      Preference Series 1 Shares

                                                                                   1,897,000 Class A
                                              RBC Technology Ventures Inc. (50%)   Preference Series 1
                                                                                   Shares and 249,914 Class
                                                                                   C non-voting Shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Cormark Communications         Ontario        MDC Partners Inc.  (100%)            Common Shares               Yes
Inc.
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Northstar Research              Canada        Maxxcom Inc. (Can)  (50.12%)         846 Common Shares and       No
Partners Inc.                                                                      90,000 Class A Shares

                                              Stephen Tile (17.77%)                300 Common shares & 3,750
                                                                                   Class B shares

                                              Jeffrey Histed (14.81%)              250 Common shares & 3,125
                                                                                   Class B shares

                                              Douglas Davey (14.81%)               250 Common shares & 3,125
                                                                                   Class B shares

                                              Shari Allison-Perkovic (2.49%)       42 Common shares & 500
                                                                                   Class B shares
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Northstar Research                UK          Northstar Research Partners Inc.     317 Ordinary shares Class   No
Partners (UK) Limited                         (76.0%)                              A and 311,600 Preference
                                                                                   Shares Class A


                                                           S-10-8

------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Company                    Jurisdiction of              Ownership and %               Nature of Ownership       Immaterial
                             Organization                                                   Interest             Subsidiary
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                              Harris Davidson (12%)                50 Ordinary shares class
                                                                                   B and 5,330 Preference
                                                                                   shares class B

                                              Matthew Sell (12%)                   50 Ordinary shares class
                                                                                   B and 5,330 Preference
                                                                                   shares class B
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
2037542 Ontario                Ontario        Henerson Bas Partnership (100%)      Common Shares               Yes
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
CyberSight Canada            Nova Scotia      2037542 Ontario Inc.                 Interest                    Yes
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Crispin Porter &               Delaware       CPB Acquisition Inc. (49%)           Membership Interest         No
Bogusky LA LLC
                                              Crispin & Porter Advertising, Inc.   Membership Interest
                                              (50%)

                                              Charles Porter (0.36%)               Membership Interest

                                              Alex Bogusky (0.27%)                 Membership Interest

                                              Jeffrey Hicks (0.27%)                Membership Interest

                                              Jeffrey Steinhour (0.10%)            Membership Interest
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Banjo Strategic                Delaware       Hello Acquisition Inc.  (51%)        51 Membership Interest      No
Entertainment, LLC                                                                 Units

                                              Banjo, LLC (49%)                     49 Membership Interest
                                                                                   Units
------------------------- ------------------- ------------------------------------ --------------------------- ---------------
Hello Design, LLC             California      Hello Acquisition Inc.  (51%)        408,000 Class A             No
                                                                                   Membership Interest Units

                                                                                   294,000 Class A
                                              David Lai (36.75%)                   Membership Interest Units

                                                                                   98,000 Class A Membership
                                                                                   Interest Units
                                              Hiro Niwa (12.25%)
------------------------- ------------------- ------------------------------------ --------------------------- ---------------


                                                          S-10-9

                                                                    SCHEDULE 11


                              Existing Investments
                              --------------------

         1. Investments in Persons existing on the date hereof as described in
            Schedule 10.

         2. Loans and Financial Assistance to Shareholders as listed on
            Schedule 16.

         3. Non-Core Assets as listed on Schedule 22.

         4. Promissory Note and Security Agreement dated March 11, 2004, by and between Cliff Freeman and Partners LLC, as Borrower, and MDC/KBP Acquisition Inc., as Lender, pursuant to which MDC/KBP Acquisition Inc. has a revolving credit commitment of $2,000,000.

         5. Loans (balances as of July 31, 2004 (US$)):



                                                                NOTIONAL /FACE       NET BOOK
                              OBLIGOR                               VALUE             VALUE

MDC PARTNERS INC.
(Lender):


                      CYBERSIGHT ACQUISITION CO.                      2,457,820                1

                      METACA CORPORATION                                23,917           23,917

                      ASHTON POTTER CANADA INC.                       1,430,028        1,430,028

                      ASHTON-POTTER CANADA LTD.                       3,184,481        3,184,481

                      THE HOUSE OF QUESTA                             5,515,625                1

                      MDC USA HOLDINGS INC.                           6,640,387        6,640,387

                      ASHTON-POTTER (USA) LTD.                        1,072,297        1,072,297

                      COMPUTER COMPOSITION OF CANADA INC.             2,229,937        2,229,937

                      CMS U.S. HOLDCO, INC.                             161,507          161,507

                      BRUCE MAU DESIGN INC.                              62,739           62,739

                      MDC/KBP ACQUISITION INC.                       20,004,413       20,004,413

                      HELLO ACQUISITION INC.                          6,532,961        6,532,961



                                          S-11-1



ASHTON POTTER CANADA
LTD. (Lender):

                      ASHTON-POTTER (USA) LTD.                        4,018,585        4,018,585

METACA CORPORATION:
(Lender)

                      PLACARD PTY LTD.                                5,377,701        5,377,701

PRO-IMAGE CORPORATION
(Lender):

                      COMPUTER COMPOSITION OF CANADA INC.                82,371           82,371

MDC USA HOLDINGS INC.
(Lender):

                      ASHTON-POTTER (USA) LTD.                        6,867,733        6,867,733

ASHTON POTTER CANADA
INC. (Lender):

                      HENDERSON BAS PARTNERSHIP                       1,269,159        1,269,159

HELLO ACQUISITION
INC. (Lender):
                      VITROROBERTSON LLC                                184,105          184,105

KBP HOLDINGS LLC
(Lender):
                      KIRSHENBAUM BOND & PARTNERS LLC                14,887,289       14,887,289

                      DOTGLU LLC                                        868,640          868,640

                      KIRSHENBAUM BOND & PARTNERS WEST LLC              163,644          163,644

KIRSHENBAUM BOND &
PARTNERS LLC (Lender):

                      DOTGLU LLC                                        239,863          239,863

                      KIRSHENBAUM BOND & PARTNERS WEST LLC              250,684          250,684



                                            S-11-2


DOTGLU LLC (Lender):


                      KBP HOLDINGS LLC                                     893801           893801

KIRSHENBAUM BOND &
PARTNERS WEST LLC
(Lender):
                      KBP HOLDINGS LLC                                    182312           182312

MAXXCOM INC. (CANADA)
(Lender):

                      OVAL (1873) LIMITED                              4,093,155        4,093,155

                      MR. SMITH AGENCY LIMITED                         5,775,897        5,775,897

                      ACCUMARK PROMOTIONS GROUP INC.                     185,036          185,036

                      ALLARD JOHNSON COMMUNICATIONS INC.                  21,691           21,691

                      BRYAN MILLS GROUP LTD.                             264,477          264,477

                      INTEGRATED HEALTHCARE COMMUNICATIONS, INC.       1,131,395        1,131,395

                      NORTHSTAR RESEARCH PARTNERS INC.                 1,130,124        1,130,124

                      656712 ONTARIO LIMITED (ONBRAND)                   254,822          254,822

                      VERITAS COMMUNICATIONS INC.                        527,356          527,356

                      MAXXCOM (NOVA SCOTIA) CORP.                          2,830            2,830

                      MAXXCOM INC. (US)                               77,593,418       77,593,418

                      MAXXCOM (USA) HOLDINGS INC.                      3,300,000        3,300,000

MAXXCOM (NOVA SCOTIA)
CORP. (Lender):

                      MAXXCOM (USA) FINANCE COMPANY                    1,881,250        1,881,250



                                          S-11-3


MAXXCOM (USA) FINANCE
COMPANY (Lender):


                      MAXXCOM (USA) HOLDINGS INC.                     31,925,000       31,925,000

                      MAXXCOM INC. (US)                                  319,919          319,919

MAXXCOM INC. (US)
(Lender):

                      MAXXCOM (USA) HOLDINGS INC.                    127,585,920      127,585,920

                      COLLE & MCVOY, INC.                              5,089,978        5,089,978

MAXXCOM (USA)
HOLDINGS INC.
(Lender):

                      MF+P ACQUISITION CO.                             6,086,774        6,086,774

                      FMA ACQUISITION CO.                              7,516,242        7,516,242

                      ACCENT ACQUISITION CO.                          26,854,194       26,854,194

                      SMI ACQUISITION CO.                             11,978,062       11,978,062

                      CHINNICI DIRECT, INC.                            4,078,314        4,078,314

                      CPB ACQUISITION INC.                            17,864,749       17,864,749

                      MACKENZIE MARKETING, INC.                        9,405,309        9,405,309

                      BRATSKEIR & COMPANY, INC.                       11,019,522       11,019,522

FMA ACQUISITION CO.
(Lender):

                      FLETCHER MARTIN EWING LLC                        2,985,720        2,985,720

CPB ACQUISITION INC.
(Lender):

                      CRISPIN PORTER & BOGUSKY LA, LLC                   500,000          500,000

                      CRISPIN PORTER & BOGUSKY LLC                     1,500,000        1,500,000



                                          S-11-4

          6. Other Investments (balances as of July 31, 2004 (US$)):


                                                        NOTIONAL /FACE VALUE         NET BOOK VALUE

MDC PARTNERS INC.

                     PEGASUS PARTNERSHIP III, L.P.:         13,421                       13,421
                     US$1 Million committed -
                     paid to date:

                     CLIFF FREEMAN & PARTNERS LLC:          NIL                          NIL
                     MDC Partners Inc. committed to
                     provide up to US$ 2 Million of
                     loans secured by assets of LLC

1208075 ONTARIO      SF FUND LIMITED PARTNERSHIP            67,996                       67,996
LIMITED



                                             S-11-5

                                                                   SCHEDULE 12

  Restrictions Created by Shareholder Agreements and Organizational Documents
  ---------------------------------------------------------------------------


                                     None










                                     S-12-1

                                                                  SCHEDULE 13

                               Material Contracts
                               ------------------


          1. Employment Agreement, dated January 28, 2004, by and between Kirshenbaum Bond & Partners LLC, MDC Partners Inc., MDC/KBP Acquisition Inc. and Richard Kirshenbaum.

          2. Amendment No. 1, dated September 22, 2004 to the Employment Agreement, by and between Kirshenbaum Bond & Partners LLC, MDC Partners Inc., MDC/KBP Acquisition Inc. and Richard Kirshenbaum.

          3. Non-Solicitation/Non-Servicing Agreement, dated January 28, 2004, among Richard Kirshenbaum, KBP Holdings LLC, MDC/KBP Acquisition LLC and MDC Partners Inc.

          4. Amendment No. 1, dated September 22, 2004 to the
Non-Solicitation/Non-Servicing Agreement, dated January 28, 2004, among Richard Kirshenbaum, KBP Holdings LLC, MDC/KBP Acquisition LLC and MDC Partners Inc.

          5. Employment Agreement, dated January 28, 2004, among Kirshenbaum Bond & Partners LLC, MDC Partners Inc., MDC/KBP Acquisition Inc. and Jonathan Bond.

          6. Amendment No. 1, dated September 22, 2004 to the Employment Agreement, by and between Kirshenbaum Bond & Partners LLC, MDC Partners Inc., MDC/KBP Acquisition Inc. and Jonathan Bond.

          7. Non-Solicitation/Non-Servicing Agreement, dated January 28, 2004, among Jonathan Bond, KBP Holdings LLC, MDC/KBP Acquisition LLC and MDC Partners Inc.

          8. Amendment No. 1, dated September 22, 2004 to the
Non-Solicitation/Non-Servicing Agreement, dated January 28, 2004, among Jonathan Bond, KBP Holdings LLC, MDC/KBP Acquisition LLC and MDC Partners Inc.

          9. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Charles Porter.

         10. Amendment No. 1, dated September 22, 2004 to the Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Charles Porter.

         11. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, among Charles Porter, Crispin Porter & Bogusky LLC and CPB Acquisition Inc.

         12. Amendment No. 1, dated September 22, 2004 to the
Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, by and among Charles Porter, Crispin Porter & Bogusky LLC and CPB Acquisition Inc.

         13. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Alex Bogusky.


                                     S-13-1

         14. Amendment No. 1, dated September 22, 2004 to the Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Alex Bogusky.

         15. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, by and among Alex Bogusky, Crispin Porter & Bogusky LLC and CPB Acquisition Inc.

         16. Amendment No. 1, dated September 22, 2004, to the
Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, by and among Alex Bogusky, Crispin Porter & Bogusky LLC and CPB Acquisition Inc.

         17. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Jeff Hicks.

         18. Amendment No. 1, dated September 22, 2004 to the Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Jeff Hicks.

         19. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, by and among Jeff Hicks, Crispin Porter & Bogusky LLC and CPB Acquisition Inc.

         20. Amendment No. 1, dated September 22, 2004 to the
Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, by and among Jeff Hicks, Crispin Porter & Bogusky LLC and CPB Acquisition Inc.




                                     S-13-2

                                                               SCHEDULE 14


                         Certain Affiliate Transactions
                         ------------------------------



1.       Loans to Miles Nadal and Nadal Financial Corporation as listed on
         Schedule 16

2. Management Services Agreement, dated November 1, 1997, by and among MDC Communications Corporation, Nadal Financial Corporation and Miles Nadal.

3. Agreement, dated January 2, 2004, by and among Amadeus Capital Corporation, Nadal Financial Corporation, Stallion Investments Limited, Miles Nadal and MDC Corporation Inc.




                                     S-14-1

                                                               SCHEDULE 15

                              Material Liabilities
                              --------------------

1. Deferred Purchase Obligations as detailed on Schedule 18.




                                     S-15-1

                                                               SCHEDULE 16

                 Loans and Financial Assistance to Shareholders
                 ----------------------------------------------



1. Investments (in the form of loans and advances) permitted by Section 7.06.

2. Loans (as at July 31, 2004):

                                                                            Face Value         US$ Equivalent
                                                                         ----------------      --------------
MDC PARTNERS INC.

                   Loan to Miles S. Nadal                                  CDN$   6,820,078        5,129,807
                   Loan to Nadal Financial Corporation                     CDN   $3,000,000        2,256,487

                   NOTE: Miles Nadal is entitled to a bonus of CDN$10
                   Million if the stock price hits CDN$30 which will be applied to the loan. The above loans have been provided for in full in MDC's financial statements.



                                     S-16-1

                                                               SCHEDULE 17

                    Restricted Party Shareholder Agreements
                    ---------------------------------------

         1. Fourth Amended and Restated Limited Liability Company Agreement of Accent Marketing Services, L.L.C., dated January 1, 2004, by and among Chris Dauk, Kevin Foley, Linda Ruffenach, Francis Weber, Gary Owens, Chris Dunn, Kevin Donoho, Jeff Probus, MDC Partners Inc., Accent Acquisition Co. and Accent Marketing Services, L.L.C.

         2. Agreement, dated March 24, 2004, by and among Chris Dauk, Kevin Foley, Linda Ruffenach, Francis Weber, Gary Owens, Chris Dunn, Kevin Donoho, Jeff Probus, MDC Partners Inc., Accent Acquisition Co. and Accent Marketing Services, L.L.C.

         3. Amended and Restated Limited Liability Company Agreement dated January 8, 2001, among Crispin & Porter Advertising, Inc. d/b/a Crispin Porter & Bogusky, Charles Porter, Alex Bogusky, Jeff Hicks, Jeff Steinhour, CPB Acquisition Inc., Maxxcom Inc., and Crispin Porter & Bogusky LLC (as amended by Amendments 1-4 thereto)

         4. Amendment No. 1, dated June 25, 2003, to the Limited Liability Company Agreement dated August 13, 2001 by and among Crispin & Porter Advertising, Inc., Charles Porter, Alex Bogusky, Jeff Hicks, Jeff Steinhour, CPB Acquisition Inc., Crispin Porter & Bogusky L.A., LLC and Maxxcom Inc.

         5. Amended and Restated Operating Agreement of Dotglu LLC, dated January 28, 2004.

         6. Amended and Restated Operating Agreement of Fletcher Martin Associates, dated November 30, 1999, by among William Andrew Fletcher, Michael Ewing, FMA Acquisition Co., MDC Corporation Inc., Maxxcom Inc. and Fletcher Martin Associates LLC (as amended by Amendments 1-3 thereto).

         7. Amended and Restated Limited Liability Company Agreement of KBP Holdings LLC, dated January 28, 2004, by and among MDC/KBP Acquisition Inc., KBP Management Partners LLC, MDC Partners Inc. and KBP Holdings LLC (as amended by Amendment No. 1 thereto).

         8. Amended and Restated Operating Agreement of Kirshenbaum Bond & Partners LLC, dated January 28, 2004.

         9. Second Amended and Restated Operating Agreement of Kirshenbaum Bond & Partners West LLC, dated January 28, 2004.

         10. Limited Liability Company Agreement, dated July 31, 1998, by and among MF+P Acquisition Co., Margeotes/Fertitta + Partners Inc., George Fertitta and Margeotes/Fertitta + Partners LLC (as amended by Amendments 1-3 thereto).

         11. Amended and Restated Operating Agreement of Source Marketing LLC, dated May 10, 2004, by and among Spruce Lake, Inc., Howard Steinberg, SMI Acquisition Co., Source Marketing LLC, MDC Partners Inc. and Maxxcom Inc.

         12. Limited Liability Company Agreement of TargetCom LLC, dated June 30, 2000, by and among TargetCom Inc., TC Acquisition Inc., Maxxcom Inc. and TargetCom LLC (as amended by Amendments 1 and 2 thereto).

         13. Amended and Restated Limited Liability Company Agreement of VitroRobertson Acquisition LLC, dated July 27, 2004, by and among Hello Acquisition Inc., VitroRobertson Limited Liability Company, MDC Partners Inc. and VitroRobertson Acquisition LLC


                                     S-17-1

         14. Third Amended and Restated Operating Agreement of Hello Design, LLC, dated May 14, 2004, by and among Hello Design, LLC, MDC Partners, Inc., Hello Acquisition Inc., David Lai and Hiro Niwa.

         15. Limited Liability Company Agreement of Banjo, LLC, dated June 18, 2004, among MDC Partners Inc., Hello Acquisition Inc., Banjo Strategic Entertainment, LLC, Pat Madden, Ron Walter and Banjo LLC.

         16. Operating Agreement of Mono Advertising, LLC, dated April 28,
2004.

         17. Amended and Restated Operating Agreement of Mono Advertising, LLC, dated April 29, 2004, by and among Mono Inc., James Scott, Michael Hart, Chris Lange, MDC Partners Inc., MDC/KBP Acquisition Inc. and Mono LLC.

         18. Shareholders' Agreement dated December 10, 1993 among MDC Corporation, Gordon Kightley, G. Kightley Group Inc., David Sharpe, Thomas Green, Patricia Green, David Peres and Accumark Promotions Group Inc., (i) amended by a Shareholders' Amending Agreement dated August 1, 1995, (ii) a Shareholders' Amending Agreement dated January 31, 1996, (iii) a Shareholders' Amending Agreement dated July 31, 1996, (iv) an Agreement dated December 2, 1998, (v) an Amending Agreement dated December 21, 1998, (vi) a Covenant and Agreement dated February 11, 1999, (vii) a Shareholders' Amending Agreement dated March 30, 1999, (viii) an Assignment and Assumption Agreement dated March 1, 2000, (ix) a Share Exchange Agreement dated March 23, 2000, (x) a Shareholders' Amending Agreement dated March 23, 2000, and (xi) by a Shareholders' Amending Agreement dated April 22, 2003.

         19. Shareholders Agreement dated January 1, 2003 by and between Maxxcom Inc., Campbell & Partners Communications Ltd, 2026646 Ontario Limited, 1385544 Ontario Limited, and the Other Shareholders listed on Schedule 1.

         20. Shareholders Agreement dated May 27, 2004 among MDC Partners Inc., Bruce Mau, Bruce Mau Designs Inc., Tree City Inc., and Bruce Mau Holdings Ltd. [as amended by a Shareholders Agreement Amending Agreement dated September 16, 2004.]

         21. Amended and Restated Shareholders' Agreement dated March 31, 1999 among Peter Wootton, Nancy Ladenheim and Bryan Mills Group Ltd., as amended by Amending Agreement dated October 1, 1999 among MDC Corporation Inc., Nancy Ladenheim, Peter Wootton, Jeff Martin and Bryan Mills Group Ltd., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc. and the Assumption Agreement dated March 23, 2000 between MDC Corporation Inc. and Maxxcom Inc. and the related Share Exchange Agreements executed with each of the shareholders.

         22. Amended and Restated Partnership Agreement by and between Ashton Potter Canada Inc. and 2044484 Ontario Inc. dated April 14, 2004 (Henderson Bas Partnership)

         23. Shareholders' Agreement dated January 1, 2002 among Maxxcom Inc., Tericon Corporation, Terry Johnson, Sheila Rivest and Integrated Healthcare Communications, Inc.

         24. Shareholders and Option Agreement dated September 5, 2000 among Sevco 1156 Limited, Matthew Hooper and Maxxcom Inc., as amended by an Agreement dated November 15, 2000 regarding the full repayment of the outstanding loan owing by Interfocus to Maxxcom in the amount of GBP


                                     S-17-2

5,334,685 in exchange for 5,334,685 C ordinary shares of GBP 1 each credited as fully paid, and further amended by an Agreement dated May 31, 2002.

         25. Pre-Incorporation Agreement dated July 2, 1998 among MDC Communications Corporation, Stephen Tile, Jeffrey Histed, Douglas Davey and Northstar Research Partners Inc. ("Northstar"), as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc., as amended by the Amending Agreement dated September 20, 2000 and as further amended by the Amending Agreement made as of the 15th day of February, 2001 among Maxxcom Inc., Stephen Tile, Jeffrey Histed, Douglas Davy, Shari Allison-Perkovic and Northstar.

         26. Shareholders' Agreement among Maxxcom Inc., an Ontario corporation, Greg Berube, M&A Berube Holdings Ltd. and 656712 Ontario Limited dated January 1, 2001.

         27. Amended and Restated Shareholders' Agreement dated November 19, 1998 among MDC Communications Corporation, Terry M. Johnson, Jennifer Spencer, David McLaughlin, Sheila Gies and Veritas Communications Inc., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc., the Share Exchange Agreement dated March 23, 2000 executed by each of the shareholders, the Amending Agreement among Maxxcom Inc., Terry M. Johnson, Jennifer Spencer, Beverley Hammond and Veritas Communications Inc. dated September 25, 2001, and the Amending Agreement amendment among Maxxcom Inc., Terry Johnson, Beverly Hammond and Veritas Communications Inc. dated August 16, 2002.



                                     S-17-3

                                                                                     SCHEDULE 18

                                  Deferred Purchase Obligations
                                  -----------------------------


PART 1 PUT OBLIGATIONS

                                Share
                                  %         2004       2005    2006        2007        2008
                            ---------------------------------------------------------------------
U.S. PARTNERS

Allard Johnson                  10.10%  $1,969,000         $0          $0          $0          $0

Margeotes/Fertitta & Partners   20.00%    $410,000   $247,000          $0          $0          $0
Source Marketing - cash         12.34%          $0 $1,739,000          $0          $0          $0
Source Marketing - shares                       $0   $435,000          $0          $0          $0
Accent Marketing                49.90%          $0         $0          $0          $0  $1,250,000
Fletcher Martin Ewing - cash    15.00%          $0 $1,421,000          $0          $0          $0
Fletcher Martin Ewing - shares                  $0   $318,000          $0          $0          $0
Crispin Porter - cash           51.00%          $0         $0          $0  $4,823,000 $14,155,000
Crispin Porter - shares                         $0         $0          $0  $1,206,000  $3,539,000
Mono Advertising - cash         25.00%          $0         $0          $0          $0          $0
Mono Advertising - shares                       $0         $0          $0          $0          $0
KBP - cash                      40.00%          $0         $0          $0          $0  $4,507,000
KBP - shares                                    $0         $0          $0          $0  $1,502,000
Vitro Robertson - cash          32.00%          $0         $0          $0          $0          $0
Vitro Robertson - shares                        $0         $0          $0          $0          $0


                            ---------------------------------------------------------------------
Total US Partners - US$                   $410,000 $4,160,000          $0  $6,029,000 $24,953,000
                            ---------------------------------------------------------------------

U.K. PARTNERS (N/A)



                                            S-18-1


                                Share
                                  %         2004       2005    2006        2007        2008
                            ---------------------------------------------------------------------

CANADIAN PARTNERS

Allard Johnson                  10.10%  $1,969,000         $0          $0          $0          $0
Bryan Mills Group               32.00%          $0   $705,000    $705,000          $0          $0
Integrated Healthcare           20.00%          $0         $0          $0          $0          $0
Northstar Canada                49.88%  $2,712,000 $1,356,000  $1,356,000          $0          $0
Zig - cash                      30.00%          $0         $0          $0          $0          $0
Zig - shares                                    $0         $0          $0          $0          $0

                                      -----------------------------------------------------------
Total Canadian Partners -
Cdn$                                    $4,681,000 $2,061,000  $2,061,000          $0          $0
                                      -----------------------------------------------------------
Total Canadian Partners -               $3,521,000 $1,550,000  $1,550,000          $0          $0
US$
                                      -----------------------------------------------------------


          Cash portion                  $3,931,000 $4,957,000  $1,550,000  $4,823,000 $19,912,000
          Stock portion                         $0   $753,000          $0  $1,206,000  $5,041,000
                                      -----------------------------------------------------------
Total All Partners - US$                $3,931,000 $5,710,000  $1,550,000  $6,029,000 $24,953,000
                                      ===========================================================

Assumptions

1. Foreign exchange rates from US$ base
            Cdn$            0.7522

2. Puts exercisable in accordance with contract under normal conditions

3. Amounts reflect year in which consideration must be paid (not payable)

4. Up to and including 2003 - Actuals; 2004+ 12 months LTM June 30 2004



                                     S-18-2


PART 1 PUT OBLIGATIONS
continued
                                Share                                                   Total
                                  %       2009        2010     Thereafter     LC         US$
                            ------------------------------------------------------------------------
U.S. PARTNERS

Allard Johnson                  10.10%          $0          $0          $0 $1,969,000  $1,481,000

Margeotes/Fertitta & Partners   20.00%          $0          $0          $0   $657,000    $657,000
Source Marketing - cash         12.34%          $0          $0          $0 $1,739,000  $1,739,000
Source Marketing - shares                       $0          $0          $0   $435,000    $435,000
Accent Marketing                49.90%  $1,204,000  $1,254,000          $0 $3,708,000  $3,708,000
Fletcher Martin Ewing - cash    15.00%          $0          $0          $0 $1,421,000  $1,421,000
Fletcher Martin Ewing - shares                  $0          $0          $0   $318,000    $318,000
Crispin Porter - cash           51.00% $12,779,000          $0          $0$31,757,000 $31,757,000
Crispin Porter - shares                 $3,195,000          $0          $0 $7,940,000  $7,940,000
Mono Advertising - cash         25.00%          $0          $0          $0         $0          $0
Mono Advertising - shares                       $0          $0          $0         $0          $0
KBP - cash                      40.00%  $4,447,000  $5,825,000          $0$14,779,000 $14,779,000
KBP - shares                            $1,482,000  $1,942,000          $0 $4,926,000  $4,926,000
Vitro Robertson - cash          32.00%          $0          $0  $1,771,000 $1,771,000  $1,771,000
Vitro Robertson - shares                        $0          $0  $1,771,000 $1,771,000  $1,771,000


                            ------------------------------------------------------------------------
Total US Partners - US$                $23,107,000  $9,021,000  $3,542,000$71,222,000 $71,222,000
                            ------------------------------------------------------------------------


U.K. PARTNERS (N/A)

continued
                                Share                                                   Total
                                  %       2009        2010     Thereafter     LC         US$
                            ------------------------------------------------------------------------
CANADIAN PARTNERS

Allard Johnson                  10.10%          $0          $0          $0 $1,969,000  $1,481,000
Bryan Mills Group               32.00%          $0          $0          $0 $1,410,000  $1,061,000
Integrated Healthcare           20.00%          $0          $0          $0         $0          $0
Northstar Canada                49.88%          $0          $0          $0 $5,424,000  $4,080,000
Zig - cash                      30.00%    $357,000    $358,000    $358,000   $715,000    $538,000
Zig - shares                              $357,000    $358,000    $358,000   $715,000    $538,000

                                      --------------------------------------------------------------
Total Canadian Partners -
Cdn$                                      $714,000    $716,000    $716,000$  10,233,000$7,698,000
                                      --------------------------------------------------------------
Total Canadian Partners -                 $537,000    $539,000    $539,000 $7,697,000
US$
                                      --------------------------------------------------


          Cash portion                 $18,610,000  $7,260,000  $1,952,000$62,456,000
          Stock portion                 $5,034,000  $2,300,000  $2,129,000$16,463,000
                                      --------------------------------------------------
Total All Partners - US$               $23,644,000  $9,560,000  $4,081,000$78,919,000
                                      ==================================================

Assumptions
1. Foreign exchange rates from US$ base
            Cdn$            0.7522

2. Puts exercisable in accordance with contract under normal conditions

3. Amounts reflect year in which consideration must be paid (not payable)

4. Up to and including 2003 - Actuals; 2004+ 12 months LTM June 30 2004

PART 2 EARNOUT OBLIGATIONS



                                                                                                                   Total
                                                      2004       2005       2006       2007       2008         LC         US$
                                                  ---------------------------------------------------------
U.S. PARTNERS

Mono Advertising - cash                                                     $700        $0                    $700       $700
Mono Advertising - shares                                                    $0         $0                     $0         $0
The Marketing Department                              $420                                                    $420       $420
KBP - cash                                                        $0                                           $0         $0
KBP - shares                                                     $735                                         $735       $735
Hello Design - cash                                                                     $0                     $0         $0
Hello Design - shares                                                                   $0                     $0         $0
Bratskeir                                                         $0                                           $0         $0
Vitro Robertson - cash                                                      $196                              $196       $196
Vitro Robertson - shares                                                    $196                              $196       $196

                                                  --------------------------------------------------------------------------------
Total US Partners - US$                               $420       $735      $1,091       $0         $0        $2,246     $2,246
                                                  --------------------------------------------------------------------------------

CANADIAN PARTNERS

Bruce Mau - cash                                                                                   $0          $0         $0
Bruce Mau - shares                                                                                 $0          $0         $0
Zig - cash                                                        $0                                           $0         $0
Zig - shares                                                      $0                                           $0         $0

                                                  --------------------------------------------------------------------------------
Total Canadian Partners - Cdn$                         $0         $0         $0         $0         $0          $0         $0
                                                  --------------------------------------------------------------------------------
Total Canadian Partners - US$                          $0         $0         $0         $0         $0          $0
                                                  ---------------------------------------------------------------------


                                     S-18-3

PART 2 EARNOUT OBLIGATIONS cont.

                                                                                                                   Total
                                                      2004       2005       2006       2007       2008         LC         US$
                                                  ---------------------------------------------------------

          Cash portion                                $420        $0        $896        $0         $0        $1,316
          Stock portion                                $0        $735       $196        $0         $0         $931
                                                  ---------------------------------------------------------------------
Total All Partners - US$                               $0       $1,000     $1,000       $0         $0        $2,000
                                                  =====================================================================

Assumptions
1. Foreign exchange rates from US$ base 0.7522
2. Amounts reflect year in which consideration must be paid (not payable)


Earnouts payable as at August 31, 2004
                                              Amount


                                                   $375(has since been paid in
  Fiola Target Marketing Marketing                     September, 2004)
  The Marketing Department                         $416
                                           -------------
                                                   $791
                                           =============



PART 3


See Part 1




                                     S-18-4

                                                               SCHEDULE 19

                      Restricted Party Purchase Agreements



1.       ACCENT MARKETING SERVICES, L.L.C.

         (a) Membership Interest Purchase Agreement by and among MDC Corporation Inc. ("MDC"), Maxxcom Inc. ("Maxxcom"), Accent Acquisition Co. (the "Purchaser"), AMS Holdings, Inc. (the "S-Corp"), Tom Hansen ("Hansen"), Lansdon Robbins ("Robbins"), Kevin Callahan ("Callahan"), Tim Clark ("Clark"), Wayne Schwertley ("Schwertley") and Bob Doligale ("Doligale") (together with Hansen, Robbins, Callahan, Clark and Schwertley, collectively referred to herein as the "Principals" and individually as a "Principal") dated as of October 31, 1999.

         (b) Membership Interest Purchase Agreement dated May 8, 2001 by and among Accent Marketing Services, L.L.C. ("Purchaser"), Pro-7 Inc. and Carl Brazley ("Brazley") whereby the Purchaser purchased 40% of the Membership Interest in Mo' Better Marketing LLC (the "Company").

         (c) Membership Interest Purchase Agreement, dated March 2004 (effective January 1, 2004), by and among MDC Partners Inc., Hansen, Robbins, Callahan, Clark, Schwertley and Doligale.

2.       ACCUMARK PROMOTIONS GROUP INC.

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser"), G. Kightley Group Inc. ("Kightley"), Edworth Holdings Inc. ("Kightley Holdco"), Gordon Kightley ("Gordon Kightley"), David Sharpe ("Sharpe"), D. Sharpe Promotions (Canada) Ltd. ("Sharpe Promotions"), Thomas Green and Patricia Green (collectively "Green"), Green Group Marketing Ltd. ("Green Group"), D. Peres Group Inc. ("Peres Group"), Robert Beneteau ("Beneteau") and Beneteau & Associates Inc. ("Beneteau & Associates") dated as of November 24, 1993.

         (b) On April 17, 2000 Maxxcom acquired the shares of Gordon Kightley in Accumark Promotions Group via his termination as per Maxxcom's right under the Shareholders' Agreement.

         (c) Share Exchange Agreement by and between Tom Green ("T. Green") and Maxxcom Inc. dated March 23, 2000.

         (d) Share Exchange Agreement by and between Patricia Green ("P. Green") and Maxxcom Inc. dated March 23, 2000.


                                    S-19-1

         (e) Share Exchange Agreement by and between David Peres ("Peres") and Maxxcom Inc. dated March 23, 2000.

         (f) Share Exchange Agreement by and between David Hanson ("Hanson") and Maxxcom Inc. dated March 23, 2000.

         (g) Share Exchange Agreement by and between David Sharpe ("Sharpe") and Maxxcom Inc. dated March 23, 2000.


3.       ALLARD JOHNSON COMMUNICATIONS INC.

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Richard P. Billinghurst ("Billinghurst") and Terry M. Johnson ("Johnson") (Billinghurst and Johnson collectively referred to as the "Vendors") dated July 31, 1992.

         (b) Release of Richard P. Billinghurst ("Billinghurst") to MDC Communications Corporation ("MDC") evidencing purchase of 499 Common Shares in the capital of LBJ Advertising Limited from Billinghurst by MDC dated February 28, 1997. Terms of this acquisition are set out in the Share Purchase Agreement dated July 31, 1992.

         (c) Direction of MDC Communications Corporation ("MDC") to Terry Johnson ("Johnson") evidencing the sale of 249 Common Shares in the capital of LBJ Advertising Limited by MDC to Johnson dated February 28, 1997.

         (d) Share Purchase Agreement by and between MDC Communications Corporation ( the "Purchaser") and Anthony Battaglia ("Battaglia") and Doron Woticky ("Woticky") and Yuri Kovar ("Kovar") and Tim Hebert ("Hebert") and Vito Laudadio ("Laudadio") and Stephen Freeman ("Freeman") and Gerry Mandel ("Mandel") and Kathryn Mandel ("Kathryn Mandel")(Battaglia, Woticky, Kovar, Hebert, Laudadio, Freeman, Mandel and Kathryn Mandel collectively referred to as the "Vendors") dated June 6, 1997.

         (e) Share Purchase Agreement by and between MDC Communications Corporation ( the "Vendor") and Terry Johnson ("Johnson") and Anthony Battaglia ("Battaglia") and Doron Woticky ("Woticky") and Yuri Kovar ("Kovar") and Tim Hebert ("Hebert") and Richard Brott ("Brott") and Vito Laudadio ("Laudadio") and Mario Daigle ("Daigle") (Johnson, Battaglia, Woticky, Kovar, Hebert, Brott, Laudadio, and Daigle collectively referred to as the "Purchasers") dated June 6, 1997.

         (f) Share Purchase Agreement by and between LBJo FRB Communications Inc. ("LBJo FRB") and MDC Corporation Inc. ("MDC") and Maxxcom Inc.("Maxxcom") and 1385544 Ontario Limited ("Maxxcom Acquisition Co.") and Terry Johnson ("Johnson") and Tericon Corporation ("Johnson Holdco") and The Persons Listed on Schedules 1A, 1B and 1C, being all of the shareholders of Allard & Associes Inc. immediately before the completion of the transactions contemplated by this agreement ("Allard Shareholders") and The Persons Listed on Schedule 2 being the principal shareholders of Allard & Associes Inc. immediately before the completion of the transactions contemplated by this agreement ("Principal Allard Shareholders") and The Persons Listed on Schedule 4 being all of the shareholders of LBJo FRB (other than Maxxcom and Johnson) immediately before the completion of the transactions contemplated by this agreement ("LBJo FRB Management") dated as of December 6, 1999.

         (g) Share Exchange Agreement by and between Mario Daigle ("Daigle") and Maxxcom Inc. dated March 23, 2000.


                                    S-19-2

         (h) Share Exchange Agreement by and between Richard Brott ("Brott") and Maxxcom Inc. dated March 23, 2000.

         (i) Share Exchange Agreement by and between Yuri Kovar ("Kovar") and Maxxcom dated March 23, 2000.

         (j) Share Exchange Agreement by and between Vito Laudadio ("Laudadio") and Maxxcom Inc. dated March 23, 2000.

         (k) Share Exchange Agreement by and between Tim Herbert ("Herbert") and Maxxcom Inc. dated March 23, 2000.

         (l) Share Exchange Agreement by and between Josephine Battaglia ("Battaglia") and Maxxcom Inc. dated March 23, 2000.

         (m) Share Exchange Agreement by and between Terry Johnson ("Johnson") and Maxxcom Inc. dated March 23, 2000.

         (n) Share Purchase Agreement by and between Maxxcom Inc. (the "Purchaser") and Judith Obadia ("Vendor") dated as of April 21, 2000.

         (o) Share Purchase Agreement by and between Maxxcom Inc. (the "Purchaser") and Philippe Boisvert ("Vendor") dated as of April 21, 2000.

         (p) Share Purchase Agreement by and between Those Parties Listed on Schedule "A" Hereto ( Maxxcom Inc., Tericon Inc. Terry Johnson, Les Placements G4B Inc., Robert DesLauriers, Mario Daigle, Pertinence Inc., Tim Hebert, Richard Brott, Yuri Kovar, Claude Lepine, Vito Laudadio, Christina Woschitz, Serge Miousse, Mark McElwain, Jauques Larose, Marcel Goulet, Odile Poliquin, 1385544 Ontario Limited and MDC Corporation)(collectively the "Purchaser") and Isabelle Mongeau ("Vendor") dated as of August 1, 2000.

         (q) Share Purchase Agreement by and between Allard Johnson Communications Inc. (the "Purchaser") and Maxxcom Inc. (the"Vendor") dated April 21, 2000.

         (r) Share Pledge Agreement by and between Maxxcom Inc. (the"Holder") and Mark McElwain (the "Debtor") dated May 15, 2000.

         (s) Share Purchase Agreement by and among Maxxcom Inc., 2026646 Ontario Limited, and other shareholders as listed in the Agreement dated May 15, 2003.

         (t) Share Purchase Agreement by and among Maxxcom Inc., G4B Inc. and Pertinence Inc. dated December 1, 2003.

         (u) Share Purchase Agreement by and among Maxxcom Inc. and Serge Miousse dated July 21, 2004.


                                    S-19-3

4.       AMBROSE CARR LINTON CARROLL INC.

         (a) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Donald Ambrose ("Ambrose") and Gary Carr ("Carr") and Douglas Linton ("Linton") (Ambrose, Carr and Linton collectively referred to as the "Vendors") dated December 1, 1991.

         (b) Share Purchase Agreement by and between Donald Ambrose ("Ambrose") and Gary Carr ("Carr") and Elaine Carr ("Elaine") and Douglas Linton ("Linton") and Marilyn Linton ("Marilyn") (collectively the "Vendors") and MDC Corporation (the "Purchaser") dated January 31, 1995.

         (c) Share Purchase Agreement by and between Martin Kingston ("Kingston") and Naomi Kingston ("Naomi") and MDC Corporation, (the "Purchaser") dated January 31, 1995.

         (d) Share Purchase Agreement by and between Donald Ambrose ("Ambrose") and Gary Carr ("Carr") and Elaine Carr ("Carr") (collectively the "Vendors") and MDC Communications Corporation (the "Purchaser") dated June 24, 1996.

         (e) Subscription Agreement from Esme Carroll to purchase an aggregate of 11,112 common shares in the capital of Ambrose Carr Linton Carroll Inc. dated as of October 23, 1996.

         (f) Share Purchase Agreement by and between MDC Communications Inc. (the "Vendor") and Esme Carroll (the "Purchaser") dated as of January 2, 1998.

         (g) Share Purchase Agreement by and between MDC Communications Inc. (the "Vendor") and Steve Conover (the "Purchaser") dated as of January 2, 1998.

         (h) Consent letter of Ambrose Carr Linton Carroll ("ACLC") (per Esme Carroll, Douglas Linton, Stephen So and Steve Conover) evidencing consent to the acquisition by Maxxcom Inc. of all of MDC Corporation Inc.'s common shares in the issued and outstanding capital of ACLC dated March 22, 2000.

         (i) Share Purchase Agreement by and between Maxxcom Inc. ("Maxxcom") and Douglas Linton ("Linton") and MDC Corporation Inc. ("MDC") dated as of March 24, 2000.

         (j) Share Purchase Agreement by and between Maxxcom (as Purchaser) and Esme Carroll (as Vendor) made as of the 1st day of April, 2001.

         (k) Share Purchase Agreement by and between Maxxcom (as Purchaser) and Steve Conover (as Vendor) made as of the 1st day of April, 2001.

         (l) Share Purchase Agreement by and between Maxxcom (Purchaser) and Stephen So (Vendor) made as of the 1st day of April, 2001.


                                    S-19-4

5.       ASHTON POTTER [USA] LTD.

         (a) Re-stated agreement of purchase and sale, dated December 7, 1993, made among MDC Corporation, Ashton-Potter [USA] Ltd., Price Waterhouse Limited and Honk Kong Bank Canada.

         (b) Re-stated agreement of purchase and sale, dated January 17, 1994, made among MDC Corporation, Ashton-Potter [USA] Ltd., Price Waterhouse Limited and Honk Kong Bank Canada

6.       BANJO LLC

         Capital Contribution Agreement, dated June 18, 2004, by and among MDC Partners Inc., Hello Acquisition Inc., Banjo, LLC, Banjo Strategic Entertainment, LLC, Pat Madden and Ron Walter.

7.       BRATSKEIR & COMPANY, INC.

         Asset Purchase Agreement by and between BC Acquisition Corp. (the "Buyer"), Maxxcom Inc. ("Maxxcom"), Bratskier & Company, Inc.(the "Company"), Stanley Bratskier (the "Principal"), Robert Bratskier and Michael Rosen dated as of September 18, 2000, as amended on April 25, 2002.

8.       BRUCE MAU HOLDINGS LTD.

         Share Purchase Agreement by and between MDC Partners Inc. and Bruce Mau dated May 27, 2004.

9.       BRYAN MILLS GROUP LTD.

         (a) Share Purchase Agreement by and between Bryan E. Mills ("Mills"), Peter Wooton, ("Wooton"), Martyn George ("George"). Mills, Wooton and George hereinafter collectively referred to as the "Vendors"), MDC Production Services Limited, (the "Purchaser") dated as of February 1, 1989.

         (b) Share Purchase Agreement by and between Bryan E. Mills and Nancy Ladenheim ("Ladenheim") and Alastair Taylor ("Taylor")(Ladenheim and Taylor collectively referred to as the "Purchasers") and MDC Corporation Inc. ("MDC") dated January 1, 1993.

         (c) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Alastair Taylor (the"Vendor") dated March 31, 1999.

         (d) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Nancy Ladenheim ("Vendor") dated March 31, 1999.

         (e) Share Purchase Agreement by and between MDC Corporation (the "Purchaser") and Jeff Martin ("Vendor") dated October 1, 1999.

         (f) Assumption Agreement Provided to Bryan Mills Group Ltd., Ladenheim, Martin and Wooton from Maxxcom Inc. and MDC Corporation dated March 23, 2000.

         (g) Share Exchange Agreement by and between Nancy Ladenheim ("Ladenheim") and Maxxcom Inc. dated March 23, 2000.


                                    S-19-5

         (h) Share Exchange Agreement by and between Jeff Martin ("Martin") and Maxxcom Inc. dated March 23, 2000.

         (i) Share Exchange Agreement by and between Peter Wooton ("Wooton") and Maxxcom Inc. dated March 23, 2000.


10.      COLLE & McVOY, INC.

         (a) Agreement and Plan of Merger by and between MDC Communications Corporation ("MDC"), CMI Acquisition Co. ("MergerSub"), and Colle & McVoy, Inc. (the "Company") dated as of March 24, 1999, as amended by Memorandum of Amendment to Agreement and Plan of Merger dated March 31, 1999 (collectively the "Merger Agreement").

         (b) Share Purchase Agreement by and between Colle & McVoy, Inc. (the"Purchaser") and Sable Advertising Systems, Inc. ("Sable") and Taps Marketing Specialties, Inc. ("Taps")(Sable and Taps collectively referred to as the "Vendors") dated August 31, 1999.

         (c) Letter Amending Agreement by and between MDC Corporation Inc. and Colle & McVoy, Inc. amending the Merger Agreement so as to evidence how the activities of Fiola TMC Inc. will be reflected within the calculations of "PBT" dated March 23, 2000.

         (d) Letter Amending Agreement by and between MDC Corporation Inc. and Colle & McVoy, Inc. amending the Merger Agreement so as to evidence how the activities of Wernimont & Paullus Inc. will be reflected within the calculations of "PBT" dated April 28, 2000.

         (e) Share Exchange Agreement by and between Annette Bertelsen ("Bertelsen") and Maxxcom dated March 23, 2000.

         (f) Share Exchange Agreement by and between Mark Fagerwick ("Fagerwick") and Maxxcom dated March 23, 2000.

         (g) Share Exchange Agreement by and between Kimberlee Fox ("Fox") and Maxxcom dated March 23, 2000.

         (h) Share Exchange Agreement by and between Craig Gagnon ("Gagnon") and Maxxcom dated March 23, 2000.

         (i) Share Exchange Agreement by and between Charles Howe ("Howe") and Maxxcom dated March 23, 2000.

         (j) Share Exchange Agreement by and between Bernard McKenna ("McKenna") and Maxxcom dated March 23, 2000.

         (k) Share Exchange Agreement by and between Siobhan O'Brien Olson ("Olson") and Maxxcom dated March 23, 2000.

         (l) Share Exchange Agreement by and between Jeff Shawd ("Shawd") and Maxxcom dated March 23, 2000.


                                    S-19-6

         (m) Share Exchange Agreement by and between J. Ralph Yeager ("Yeager") and Maxxcom dated March 23, 2000.

         (n) Share Exchange Agreement by and between Jon Anderson ("Anderson") and Maxxcom dated March 23, 2000.

         (o) Share Exchange Agreement by and between Steve Akerson ("Akerson") and Maxxcom dated March 23, 2000.

         (p) Share Exchange Agreement by and between Jim Bergeson ("Bergeson") and Maxxcom dated March 23, 2000.

         (q) Share Exchange Agreement by and between Steve Cuddy ("Cuddy") and Maxxcom dated March 23, 2000.

         (r) Share Exchange Agreement by and between James Heinz ("Heinz") and Maxxcom dated March 23, 2000.

         (s) Share Exchange Agreement by and between Robert Hettlinger ("Hettlinger") and Maxxcom dated March 23, 2000.

         (t) Share Exchange Agreement by and between Merry Johnson ("M. Johnson") and Maxxcom dated March 23, 2000.

         (u) Share Exchange Agreement by and between Janet McGrath ("McGrath") and Maxxcom dated March 23, 2000.

         (v) Share Exchange Agreement by and between Philip Johnson ("Johnson") and Maxxcom dated March 23, 2000.

         (w) Stock Purchase Agreement dated March 23, 2000 by and between Colle & McVoy, Inc. and Henry Fiola.

         (x) Asset Purchase Agreement dated April 28, 2000 by and among Wernimont & Paullus Inc. and a wholly owned subsidiary of Colle & McVoy, Inc., Wernimont & Paullus, Gregroy Paullus, and William Wernimont.

         (y) Asset Purchase Agreement made and entered into as of 1 September, 2000 by and among Colle & McVoy, Inc. December 17, 2000, The Sandcastle Group, Inc., John M. Nielson and G. Scott Moncrieff.

         (z) Acquisition by Maxxcom Inc. (Delaware) as of April 1, 2001 of 4,318 shares of Class B common stock of Colle & McVoy, Inc. (formerly held by Jim Bergeson and Jeff Shawd) pursuant to the provisions of the Colle & McVoy, Inc. Shareholders' Agreement.

         (aa) Acquisition by Maxxcom Inc. (Delaware) as of July 1, 2001 of 3,940 shares of Class B common stock of Colle & McVoy, Inc. (formerly held by Mark Fagerwick, Bernard McKenna and James Heinz) pursuant to the provisions of the Colle & McVoy, Inc. Shareholders' Agreement.


                                    S-19-7

         (ab) Acquisition by Maxxcom Inc. (Delaware) as of December 1, 2001 of 7,682 shares of Class B common stock of Colle & McVoy, Inc. (formerly held by Steve Akerson, Jon Anderson, Steven Cuddy, Robert Hettlinger and Merry Johnson) pursuant to the provisions of the Colle & McVoy, Inc. Shareholders' Agreement

         (ac) Acquisition by Maxxcom Inc. (Delaware) as of January 1, 2003 of 20,273 shares of Class B Common stock of Colle + McVoy Inc. (formerly held by Annette Bertelson, Kimberlee Fox, Charles Howe, John Jarvis, Philip Johnson, Janet McGrath, Lisa Miller and Ralph Yeager) pursuant to the provisions of the Colle + McVoy, Inc. Shareholders' Agreement.


11.      COMPUTER COMPOSITION OF CANADA INC.

         Share Purchase Agreement by and between MDC Enterprises Inc., Serruya Investment Corporation, Samuel Serruya, Clara Serruya and Joseph E. Bugelli dated June 1, 1988.

12. CORMARK COMMUNICATIONS INC. (formerly Cormark McPhee Communication Solutions (Canada) Inc.)

         (a) Share Purchase Agreement by and between MDC Corporation (the"Purchaser"), Adtec Investments Inc.("Adtec"), Adriene A. Jonckheere ("AAJ"), 829953 Ontario Ltd. ("829953"), Sandward Inc. ("Sandward"), Kingsley Snelgrove ("Snelgrove"), Hans C. Jonckheere ("Jonckheere"), Robert W. Borrowman ("Borrowman") and Edward Hovanec ("Hovanec") dated December 31, 1993.

         (b) Share Purchase Agreement by and between Cormark Communications Inc. ( the "Purchaser") and Barry Campbell ("Campbell") and Connie MacEachern ("MacEachern") and Marc Whitehead ("Whitehead")(Campbell, MacEachern, and Whitehead collectively referred to as the "Vendors") dated December 31, 1998.

         (c) Share Exchange Agreement by and between Kingsley Snelgrove ("Snelgrove") and Maxxcom dated March 23, 2000.

         (d) Share Exchange Agreement by and between Edward Hovanec ("Hovanec") and Maxxcom dated March 23, 2000.

         (e) Share Exchange Agreement by and between Douglas Ditchfield ("Ditchfield") and Maxxcom dated March 23, 2000.

         (f) Share Exchange Agreement by and between Grant Beamish ("Beamish") and Maxxcom dated March 23, 2000.

         (g) Share Exchange Agreement by and between Janet Porchak ("Porchak") and Maxxcom dated March 23, 2000.

         (h) Share Exchange Agreement by and between David Kington ("Kington") and Maxxcom dated March 23, 2000.

         (i) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and David Kington (the "Vendor") dated September 20, 2000.


                                    S-19-8

         (j) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Edward Hovanec (the "Vendor") dated August 17, 2000.

         (k) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Grant Beamish (the "Vendor") dated August 18, 2000.

         (l) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Kingsley Snelgrove (the "Vendor") dated October 11, 2001.

         (m) Purchase and Sale Agreement by and between Maxxcom Inc. (the "Purchaser") and Janet Porchak (the "Vendor") dated October 11, 2001.


13.      CRISPIN PORTER & BOGUSKY LLC

         Membership Interest Purchase Agreement by and among CPB Acquisition Inc., a Delaware corporation (the "Purchaser"), Maxxcom Inc., an Ontario Corporation, Crispin & Porter Advertising, Inc. d/b/a/ Crispin Porter & Bogusky, a Florida corporation, Charles Porter, Alex Bogusky, Jeff Hicks and Jeff Steinhour dated January 8, 2001, as amended by a Settlement Agreement dated June 25, 2003.


14.      FLETCHER MARTIN EWING LLC

         (a) Membership Interest Purchase Agreement by and between Fletcher Martin Associates, Inc. ( now known as FMA Holdings, Inc. ) ("S-Corp"), William Andrew Fletcher ("Fletcher"), Michael Ewing ("Ewing"), MDC Corporation Inc. ("MDC"), Maxxcom Inc. ("Maxxcom")and FMA Acquisition Co.(the "Purchaser") dated as of November 30, 1999, as amended by Amendment No. 1 to Membership Interest Purchase Agreement dated November 29, 2000.

         (b) Asset Purchase Agreement dated June 15, 2001 by and among Maxxcom Inc. ("Maxxcom"), Fletcher Martin Ewing LLC ("Purchaser"), McCool Communications, Inc. ("Company"), Campbell McCool ("McCool"), Joey Wofford ("Wofford"), Randy Guyton ("Guyton") and James Price ("Price"). together with McCool, Wofford and Guyton collectively the "Shareholders" and individually a "Shareholder".

         (c) Letter Amending Agreement dated June 5, 2001 by and between Maxxcom Inc., MDC Corporation Inc., FMA Acquisition Co., Fletcher Martin Ewing LLC, FMA Holdings, Inc., Andrew Fletcher and Michael Ewing amending the Purchase Agreement so as to evidence how the activities of McCool Communications will be reflected within the calculations of "PBT".

         (d) Membership Interest Purchase Agreement, dated September 1, 2004, by and between FMA Acquisition Co. and Michael Ewing.


15.      HELLO DESIGN LLC

         Membership Interest Purchase Agreement, dated May 14, 2004, by and among Hello Acquisition Inc., MDC Partners Inc., Hello Design, LLC, David Lai and Hiro Niwa.


                                    S-19-9

16.      HENDERSON BAS

         Amended and Restated Partnership Agreement by and between Ashton Potter Canada Inc. and 2044484 Ontario Inc. dated April 14, 2004


17.      INTEGRATED HEALTHCARE COMMUNICATIONS, INC.

         (a) Share Purchase Agreement by and between MDC Communications Corporation (hereinafter referred to as "MDC") and Terry Johnson (hereinafter referred to as "Johnson") and Louise Huneault ( hereinafter referred to as "Huneault") and Laura Profiti ( hereinafter referred to as "Profiti") dated as of January 6, 1998.

         (b) Share Exchange Agreement by and between Terry Johnson ("Johnson") and Maxxcom dated March 23, 2000.

         (c) Agreement of Settlement and Release between Integrated Healthcare Communications Inc. and Louise Huneault dated as of July 7, 2001.


18.      INTERFOCUS GROUP LIMITED

         (a) Subscription and Purchase Agreement by and between Sevco 1156 Limited (the "Company"), Maxxcom Inc, ("Maxxcom") and Mathew Hooper (the "Covenantor") dated as of September 5, 2000.

         (b) Agreement regarding the full repayment of the outstanding loan owing by Interfocus Group Limited to Maxxcom in the amount of GBP 5,334,685 in exchange for 5,334,685 C ordinary shares of GBP 1 each credited as fully paid dated November 15, 2000.

         (c) Share Purchase Agreement dated July 25, 2001 by and among the Persons ("Sellers") named in Schedule 1 to the agreement and Interfocus Group Limited ("Purchaser") whereby the Purchaser acquired 14,250 ordinary shares of Grange Advertising Limited.

         (d) Share Purchase Agreement dated February 25, 2003 by and between Interfocus Group Limited ("Purchaser") and Christopher Zandonati whereby the Purchaser acquired 3,750 ordinary shares of Interfocus Technology Group Limited (formerly Grange Advertising Limited).


19.      KIRSHENBAUM BOND & PARTNERS LLC

         Membership Interest Purchase Agreement, dated April 29, 2004, by and among MDC/KBP Acquisition Inc., MDC Partners Inc., Mono Inc., James Scott, Michael Hart and Chris Lange.


20.      MACKENZIE MARKETING, INC.

         (a) Asset Purchase Agreement by and between Maxxcom Inc. ("Maxxcom"), Mackenzie Acquisition Inc.(the "Purchaser"), Mackenzie Marketing, Inc. (the"Company"), Andrew Mackenzie ("A. Mackenzie") and Julie Mackenzie ("J. Mackenzie". together with A. Mackenzie, the "Shareholders" and individually a "Shareholder") dated as of July 31, 2000.

         (b) Asset Purchase Agreement, dated July 31, 2000, by and among Maxxcom Inc., Mackenzie Acquisition Inc., Mackenzie Marketing, Inc., Andrew Mackenzie and Julie Mackenzie.


                                    S-19-10

21.      MARGEOTES/FERTITTA + PARTNERS LLC

         Membership Interest Purchase Agreement by and between Margeotes/Fertitta + Partners Inc. (the"Seller"), and MF&P Acquisition Co.(the "Purchaser") dated as of April 1, 1998, as amended by (i) two letter agreements, each dated July 31, 1998, between the Purchaser and the Seller, (ii) Amendment No. 1 to Membership Interest Purchase Agreement dated March 28, 2000, (iii) Amendment No. 2 to Membership Interest Purchase Agreement dated November 29, 2000, and (iv) Letter Agreement by and among George Fertitta, Margeotes/Fertitta + Partners, LLC, and Maxxcom Inc. regarding the acquisition of Bratskeir & Company, Inc., dated September 22, 2000.

22.      METACA CORPORATION

         Asset Purchase Agreement between MDC Communications Corporation and Canadian Imperial Bank of Commerce dated April 3, 1998

23.      CHINNICI DIRECT, INC.

         (a) Membership Interest Purchase Agreement by and between CDI Acquisition Co. (the "Purchaser"), Chinnici Direct Inc.("S-Corp"), Maxxcom Inc. ("Maxxcom") and Michael J. Chinnici ("Chinnici" or the "Principal") dated as of August 17, 2000.

         (b) Modification Agreement dated July 31, 2002 by and among CDI Acquisition Co., Gruppo Chinnici Inc., Michael Chinnici, Margeotes Fertitta + Partners, LLC and Chinnici Direct, LLC.

24.      SOURCE MARKETING LLC

         (a) Membership Interest Purchase Agreement by and between Source Marketing, Inc.(now known as Spruce Lake Inc.) (the "Seller") and SMI Acquisition Co. (the "Purchaser") dated as of October 15, 1998, as amended by Amendment No. 1 to Membership Interest Purchase Agreement dated January 1, 2000, and Amendment No. 2 to Membership Interest Purchase Agreement dated November 29, 2000.

         (b) Asset Purchase Agreement by and among Source Marketing LLC ("Purchaser"), The Marketing Department, LLC ("Company") and Lisa Druker ("Member") dated March 7, 2001.

         (c) Confidential Settlement Agreement and Release, dated May 8, 2002, by and among Spruce Lake Inc., Howard Steinberg, Maxxcom Inc., SMI Acquisition Co., MDC Corporation Inc and Source Marketing LLC.

         (d) Asset Purchase Agreement, dated May 31, 2003, by and between Source Marketing LLC and eSource Drive to Web marketing LLC.

25.      TARGETCOM LLC

         (a) Membership Interest Purchase Agreement by and between TargetCom Inc. (now Comtar Inc.) (the "S-Corp") Jay Miller ("Miller"), Jay Miller as trustee under the Jay Miller Declaration of Trust Agreement dated December 30, 1993 (the "Trust"), Nora Ligurotis ("Ligurotis"), Maxxcom Inc. ("Maxxcom") and TC Acquisition Inc.(the "Purchaser") dated as of June 30, 2000, as amended by Amendment No. 1 to Membership Interest Purchase Agreement dated November 29, 2000.

         (b) Purchase Agreement, dated February 20, 2004, by and between TC Acquisition Inc., Tcom, Inc., Jay Miller and TargetCom LLC.


                                    S-19-11

26.      VERITAS COMMUNICATIONS INC.

         (a) Share Purchase Agreement by and between Terry M. Johnson (the "Vendor") and Sheila Gies ( the "Purchaser") dated as of January 1, 1996.

         (b) Share Purchase Agreement by and between Terry M. Johnson (the "Vendor") and Jennifer Spencer ( the "Purchaser") dated as of January 1, 1996.

         (c) Share Purchase Agreement by and between Terry M. Johnson (the "Vendor") and David McLaughlin ( the "Purchaser") dated as of January 1, 1996.

         (d) Share Purchase Agreement by and between Maxxcom Inc. ( the "Purchaser")and David McLaughlin (the "Vendor") dated as of November 1, 1999.

         (e) Share Exchange Agreement by and between Terry Johnson ("Johnson") and Maxxcom dated March 23, 2000.

         (f) Share Exchange Agreement by and between Sheila Gies ("Gies") and Maxxcom dated March 23, 2000.

         (g) Share Exchange Agreement by and between Jennifer Spencer ("Spencer") and Maxxcom dated March 23, 2000.

         (h) Share Purchase Agreement dated as of February 14, 2001 between Maxxcom (the "Purchaser") and Sheila Gies (the "Vendor").

         (i) Share Purchase Agreement between Maxxcom Inc. (the "Vendor") and Beverley Hammond (the "Purchaser") dated September 25, 2001.

27.      VITROROBINSON LLC

         Membership Unit Purchase Agreement, dated July 27, 2004, by and among Hello Acquisition Inc., MDC Partners Inc., VitroRobertson Limited Liability Company, John Vitro and John Robertson.

28.      656712 ONTARIO LIMITED ( O/A OnBrand))

         (a) Share Purchase Agreement by and between MDC Corporation, (the "Purchaser"), Fraser McCarthy ("McCarthy"), Michael Bricker ("Bricker") and Keith Clarridge ("Clarridge")( Each of McCarthy, Bricker, and Clarridge being hereinafter collectively referred to as the "Vendors") dated as of January 1, 1992.

         (b) Release of Keith Clarridge ("Clarridge") to 656712 Ontario Limited, C.O.B. Strategies International ("Strategies") evidencing purchase of 225 shares in the capital of Strategies from Clarridge by MDC Communications Corporation in trust for other Minority Shareholders of Strategies dated December 18, 1996. Terms of this acquisition are set out in the Share Purchase Agreement dated January 1, 1992.

         (c) Share Purchase Agreement made as of the 1st day of January, 2001 between Maxxcom Inc. (as Purchaser) and Fraser McCarthy (as Vendor).


                                    S-19-12

         (d) Share Purchase Agreement made as of the 1st day of January, 2001 between M&A Berube Holdings Limited (as Purchaser) and Maxxcom Inc. (as Vendor) relating to the purchase of 135 common shares of 656712 Ontario Limited.


                                    S-19-13

                                                                                     SCHEDULE 20

                                    Sample EBITDA Calculation
                                    -------------------------

                                                                                              LTM
                                                          Q3         Q4      Q1       Q2       Q2
                                                        2003       2003    2004     2004     2004

NET INCOME COMBINED BASIS                              3,008    (1,917)     163    3,507    4,761
ADD
EQUITY ACCOUNTED LOSS                                      0          0       0      394      394
INCOME TAXES                                           (884)      1,038   2,590      405    3,149
INTEREST EXPENSE, NET                                  1,770      1,973   1,867    1,776    7,386
LOSS ON SALE OF ASSETS                               (1,864)      2,124 (7,156)       89   (6,807)
DEPRECIATION AND AMORTIZATION                          2,289      2,623   2,208    2,728    9,848
NON-CASH MINORITY INTEREST OF SPI                         14          0       0        0       14
NON-CASH MINORITY INTEREST OF CORPORATE                  127          0       0        0      127
NON-CASH STOCK BASED COMPENSATION                      1,397      3,308   5,922  (1,129)    9,498
                                                 -------------------------------------------------

                                                       5,857      9,149   5,594    7,770   28,370

PROFORMA AT 80%
KIRSHENBAUM BOND                                         828        511     324        0    1,663
HENDERSON BAS                                            123         11      20       39      193
                                                 -------------------------------------------------

                                                       6,808      9,671   5,938    7,809   30,226

LESS QUALIFYING CASH FROM NON-OBLIGORS > 10%                                              (1,438)
                                                 -------------------------------------------------

EBITDA FOR COVENANT PURPOSES                           6,808      9,671   5,938    7,809   28,788
                                                 -------------------------------------------------


                                            S-20-1

                                                               SCHEDULE 21

                        Existing Restrictive Agreements
                        -------------------------------


          1. Amended and Restated Shareholders' Agreement dated March 31, 1999 among Peter Wootton, Nancy Ladenheim and Bryan Mills Group Ltd., as amended by Amending Agreement dated October 1, 1999 among MDC Corporation Inc., Nancy Ladenheim, Peter Wootton, Jeff Martin and Bryan Mills Group Ltd., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc. and the Assumption Agreement dated March 23, 2000 between MDC Corporation Inc. and Maxxcom Inc. and the related Share Exchange Agreements executed with each of the shareholders.

          2. Shareholder's Agreement, dated January 1, 2003, by and among Maxxcom Inc., Campbell & Partners Communications Ltd., 2026646 Ontario Limited, 1385544 Ontario Limited, Allard Johnson Communications Inc. and the other shareholders listed therein.

          3. Shareholders' Agreement dated January 1, 2002 among Maxxcom Inc., Tericon Corporation, Terry Johnson, Sheila Rivest and Integrated Healthcare Communications, Inc.

          4. Pre-Incorporation Agreement dated July 2, 1998 among MDC Communications Corporation, Stephen Tile, Jeffrey Histed, Douglas Davey and Northstar Research Partners Inc., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc., as amended by the Amending Agreement dated September 20, 2000 and as further amended by the Amending Agreement made as of the 15th day of February, 2001 among Maxxcom Inc., Stephen Tile, Jeffrey Histed, Douglas Davy, Shari Allison-Perkovic and Northstar.

          5. Amended and Restated Shareholders' Agreement dated November 19, 1998 among MDC Communications Corporation, Terry M. Johnson, Jennifer Spencer, David McLaughlin, Sheila Gies and Veritas Communications Inc., as amended by the Assignment and Assumption Agreement dated March 1, 2000 between MDC Corporation Inc. and Maxxcom Inc., the Share Exchange Agreement dated March 23, 2000 executed by each of the shareholders, the Amending Agreement among Maxxcom Inc., Terry M. Johnson, Jennifer Spencer, Beverley Hammond and Veritas Communications Inc. dated September 25, 2001, and the Amending Agreement amendment among Maxxcom Inc., Terry Johnson, Beverly Hammond and Veritas Communications Inc. dated August 16, 2002.


                                    S-21-1

                                      Non-Core Assets
                                      ---------------

                                                                                               SCHEDULE 22

                                            MDC PARTNERS INC.
                                SCHEDULE OF NON-CORE ASSETS PROPOSED TO BE
                                   ALLOWED TO BE SOLD / REALIZED CDN $
                                                                            Face /                MDC
                                                                           Notional               Book
ASSET                                                                        Value               Value
============================================================================================================

Loan Receivable from M. Nadal                                                6,820,078                 1

Loan Receivable from Nadal Financial Corporation                             3,000,000                 1

Loan Receivable from Regal Greetings & Gifts                                 6,000,000                 1

Investment in Regal Greetings & Gifts                                        1,764,706                 1

Net Loan Receivable from A.E. McKenzie Seeds                                 1,000,000                 1

Net Loan Receivable from 454368 Manitoba Ltd. (RE AEM)                       1,700,000                 1

Investment in Cyberplex                                                      1,345,696           934,479

Investment in Megawheels Technologies Inc.                                     363,982                 1

Investment in Hotline Communications Ltd.                                      300,000                 1

Investment in Primaxis Technology Ventures Inc.                              2,380,054                 1

Investment in Yorkton Private Equity Limited Partnership                        77,880                 1

Investment in Mosaic Venture Partners II Limited Partnership                 1,700,000           400,000

Investment in Trapeze Media Limited                                            570,000                 1
                                                                      -----------------   ---------------

                                                                            27,022,396         1,334,490
                                                                      =================   ===============

                                              S-22-1

                                                               SCHEDULE 23

                             Employment Agreements

U.S. Agreements

          1. Employment Agreement, dated November 1, 1999, by and between Accent Marketing Services, L.L.C. and Tom Hansen.

          2. Employment Agreement, dated November 14, 2002, by and between Accent Marketing Services, L.L.C. and Gary Owens.

          3. Employment Agreement, dated December 1, 2002, by and between Accent Marketing Services, L.L.C. and Linda Rabenecker.

          4. Employment Agreement, dated November 1, 1999, by and between Accent Marketing Services, L.L.C. and Tim Clark.

          5. Employment Agreement, dated November 1, 1999, by and between Accent Marketing Services, L.L.C. and Wayne Schwertley.

          6. Consulting Agreement, dated November 1, 1999, by and between Accent Marketing Services, L.L.C. and Lansdon Robbins.

          7. Employment Agreement, dated November 1, 1999, by and between Accent Marketing Services, L.L.C. and Bob Doligale.

          8. Non-Solicitation/Non-Servicing Agreement, dated October 31, 1999, by and among Tom Hansen, Accent Marketing Services, L.L.C. and Maxxcom Inc.

          9. Non-Solicitation/Non-Servicing Agreement, dated October 31, 1999, by and among Tim Clark, Accent Marketing Services, L.L.C. and Maxxcom Inc.

         10. Non-Solicitation/Non-Servicing Agreement, dated October 31, 1999, by and among Wayne Schwertley, Accent Marketing Services, L.L.C. and Maxxcom Inc.

         11. Non-Solicitation/Non-Servicing Agreement, dated October 31, 1999, by and among Bob Doligale, Accent Marketing Services, L.L.C. and Maxxcom Inc.

         12. Non-Solicitation/Non-Servicing Agreement, dated October 31, 1999, by and among Lansdon Robbins, Accent Marketing Services, L.L.C. and Maxxcom Inc.

         13. Non-Solicitation/Non-Servicing Agreement, dated October 31, 1999, by and among Kevin Callahan, Accent Marketing Services, L.L.C. and Maxxcom Inc.

         14. Restrictive Agreement, dated October 31, 1999, by and among AMS Holdings, Inc., Accent Marketing Services, L.L.C. and Maxxcom Inc.

         15. Memorandum of Agreement, dated April 25, 2002, between Maxxcom Inc. and Stanley Bratskeir.


                                     S-23-1

         16. Memorandum of Agreement, dated April 25, 2002, between Maxxcom Inc. and Robert Bratskeir.

         17. Memorandum of Agreement, dated April 25, 2002, between Maxxcom Inc. and Michael Rosen.

         18. Employment Agreement, dated September 18, 2000, by and between Maxxcom Inc., BC Acquisition Corp. and Stanley Bratskeir (as amended by Amendment No. 1 thereto).

         19. Employment Agreement, dated October 25, 2002, by and among Maxxcom Inc., Bratskeir & Co., Inc. and Michael Rosen.

         20. Employment Agreement, dated October 25, 2002, by and among Maxxcom Inc., Bratskeir & Co., Inc. and Robert Bratskeir.

         21. Employment Agreement, dated March 31, 1999, by and between Colle & McVoy, Inc. and Philip J. Johnson.

         22. Employment Agreement, dated March 31, 1999, by and between Colle & McVoy, Inc. and Ralph O. Yeager.

         23. Employment Agreement, dated March 31, 1999, by and between Colle & McVoy, Inc. and Janet McGrath.

         24. John Jarvis Notice of Award and Agreement, dated as of January 1, 2003, by and between Colle & McVoy, Inc. and John Jarvis.

         25. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Charles Porter. (as amended by Amendment No. 1 thereto).

         26. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Alex Bogusky. (as amended by Amendment No. 1 thereto).

         27. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Jeff Steinhour. (as amended by Amendment No. 1 thereto).

         28. Employment Agreement, dated January 8, 2001, by and between Crispin Porter & Bogusky LLC and Jeff Hicks. (as amended by Amendment No. 1 thereto).

         29. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, among Charles Porter, Crispin Porter & Bogusky LLC and CPB Acquisition Inc. (as amended by Amendment No. 1 thereto).

         30. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, among Alex Bogusky, Crispin Porter & Bogusky LLC and CPB Acquisition Inc. (as amended by Amendment No. 1 thereto).

         31. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, among Jeff Steinhour, Crispin Porter & Bogusky LLC and CPB Acquisition Inc. (as amended by Amendment No. 1 thereto).

         32. Non-Solicitation/Non-Servicing Agreement, dated January 8, 2001, among Jeff Hicks, Crispin Porter & Bogusky LLC and CPB Acquisition Inc. (as amended by Amendment No. 1 thereto).


                                     S-23-2

         33. Employment Agreement, dated February 2004, by and between Dotglu LLC and Steve Thibodeau (as amended by Amendment No. 1).

         34. Employment Agreement, dated January 2004, by and between Dotglu LLC and Alan Bose (as amended by Amendment No. 1).

         35. Employment Agreement, dated November 30, 1999, by and between Fletcher Martin Associates LLC and William Andrew Fletcher (as amended by Amendment No. 1).

         36. Employment Agreement, dated November 30, 1999, by and between Fletcher Martin Associates LLC and Michael Ewing.

         37. Non-Solicitation/Non-Servicing Agreement, dated November 30, 1999, among William Andrew Fletcher, Fletcher Martin Associates LLC and Maxxcom Inc (as amended by Amendment No. 1).

         38. Non-Solicitation/Non-Servicing Agreement, dated November 30, 1999, among Michael Ewing, Fletcher Martin Associates LLC and Maxxcom Inc.

         39. Non-Solicitation/Non-Servicing Agreement, dated November 30, 1999, among Fletcher Martin Associates Inc., Fletcher Martin Associates LLC and Maxxcom Inc.

         40. Employment Agreement, dated January 28, 2004, by and between Kirshenbaum Bond & Partners LLC, MDC Partners Inc., MDC/KBP Acquisition Inc. and Richard Kirshenbaum.

         41. Employment Agreement, dated January 28, 2004, among Kirshenbaum Bond & Partners LLC, MDC Partners Inc., MDC/KBP Acquisition Inc. and Jonathan Bond.

         42. Non-Solicitation/Non-Servicing Agreement, dated January 28, 2004, among Richard Kirshenbaum, KBP Holdings LLC, MDC/KBP Acquisition LLC and MDC Partners Inc.

         43. Non-Solicitation/Non-Servicing Agreement, dated January 28, 2004, among Jonathan Bond, KBP Holdings LLC, MDC/KBP Acquisition LLC and MDC Partners Inc.

         44. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners LLC and Aaron Reitkopf (as amended by Amendment No.
1).

         45. Employment Agreement, dated February 2004, by and between Kirshenbaum Bond & Partners LLC and Paul Woolmington (as amended by Amendment No. 1).

         46. Employment Agreement, dated February 2004, by and between Kirshenbaum Bond & Partners LLC and Logan Wilmont (as amended by Amendment No.
1).

         47. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners LLC and Stephen Fick (as amended by Amendment No.
1).

         48. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners LLC and Rob Feakins (as amended by Amendment No.
1).

         49. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners LLC and Claudia Strauss (as amended by Amendment No. 1).


                                     S-23-3

         50. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners LLC and Christopher Mozolewski (as amended by Amendment No. 1).

         51. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners West LLC and Matt Hofherr (as amended by Amendment No. 1).

         52. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners West LLC and Noel Cottrell (as amended by Amendment No. 1).

         53. Employment Agreement, dated January 2004, by and between Kirshenbaum Bond & Partners West LLC and Porter Gale (as amended by Amendment No. 1).

         54. Employment Agreement, dated July 31, 1998, by and between Margeotes/Fertitta + Partners LLC and George Fertitta (as amended by Amendments 1, 2 and 3 thereto).

         55. Non-Solicitation/Non-Servicing Agreement, dated July 31, 1998, among Margeotes/Fertitta + Partners Inc., Margeotes/Fertitta + Partners LLC and George Fertitta (as amended by Amendment No. 1).

         56. Employment Agreement, dated as of July 31, 1998, by and between Margeotes/Fertitta + Partners LLC and Fred Langbecker.

         57. Letter Agreement, dated as of August 3, 1998, by and between Margeotes/Fertitta + Partners Inc. and Fred Langbecker.

         58. Employment Agreement, dated as of June 2, 1997, by and between Margeotes/Fertitta + Partners, Inc. and Fred Langbecker.

         59. Letter Agreement, dated as of July 31, 1998, by and between Margeotes/Fertitta + Partners Inc. and Fred Langbecker.

         60. Employment Agreement, dated as of July 31, 1998, by and between Margeotes/Fertitta + Partners LLC and Paul Mendela.

         61. Letter Agreement, dated as of August 3, 1998, by and between Margeotes/Fertitta + Partners Inc. and Paul Mendela.

         62. Employment Agreement, dated as of June 15, 1995, by and between Margeotes Fertitta Donaher & Weiss, Inc. and Paul Mendela.

         63. Letter Agreement, dated as of July 31, 1998, by and between Margeotes/Fertitta + Partners Inc. and Paul Mendela.

         64. Amended and Restated Employment Agreement, dated May 10, 2004, by and between Source Marketing LLC and Howard Steinberg.

         65. Non-Solicitation/Non-Servicing Agreement, dated October 15, 1998, among Source Marketing, Inc., Source Marketing LLC and Howard Steinberg (as amended by Amendment No. 1 thereto).

         66. Employment Agreement, dated May 31, 2003, by and between Source Marketing LLC and Richard Feldman.


                                     S-23-4

         67. Employment Agreement, dated May 31, 2003, by and between Source Marketing LLC and Mark Toner.

         68. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Michael Calloway.

         69. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Lynn Proudfoot.

         70. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Kara Morgan.

         71. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Vanessa Jones.

         72. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Mike Landino.

         73. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Randy Musiker.

         74. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Jamie Klein.

         75. Confidentiality Agreement, dated October 15, 1998, by and between Source Marketing, Inc. and Karen Skaug.

         76. Employment Agreement, dated June 30, 2000, by and between TargetCom LLC and Nora Ligurotis.

         77. Employment Agreement, dated June 30, 2000, by and between TargetCom LLC and Brian Speck.

         78. Non-Solicitation/Non-Servicing Agreement, dated June 30, 2000, among Jay Miller, TargetCom LLC and Maxxcom Inc.

         79. Non-Solicitation/Non-Servicing Agreement, dated June 30, 2000, among Nora Ligurotis, TargetCom LLC and Maxxcom Inc.

         80. Non-Solicitation/Non-Servicing Agreement, dated June 30, 2000, among Brian Speck, TargetCom LLC and Maxxcom Inc.

         81. Non-Solicitation/Non-Servicing Agreement, dated June 30, 2000, among TargetCom Inc., TargetCom LLC and Maxxcom Inc.

         82. Non-Solicitation/Non-Servicing Agreement, dated June 30, 2000, among The Jay Miller Declaration of Trust, TargetCom LLC and Maxxcom Inc.

         83. Employment Agreement, dated May 14, 2004, by and between Henderson Bas and Dawna Henderson.


                                     S-23-5

         84. Employment Agreement, dated July 2004, by and between VitroRobertson Acquisition LLC and John Vitro.

         85. Employment Agreement, dated July 2004, by and between VitroRobertson Acquisition LLC and John Robertson.

         86. Non-Solicitation/Non-Servicing Agreement, dated July 2004, among VitroRobertson Acquisition LLC, Hello Acquisition Inc., MDC Partners Inc. and John Vitro.

         87. Non-Solicitation/Non-Servicing Agreement, dated July 2004, among VitroRobertson Acquisition LLC, Hello Acquisition Inc., MDC Partners Inc. and John Robertson.

         88. Employment Agreement, dated June 1, 2004, by and between Mackenzie Marketing, Inc. and Andrew Mackenzie.

         89. Non-Solicitation/Non-Servicing Agreement, dated July 31, 2000, among Mackenzie Acquisition Inc., Maxxcom Inc. and Andrew Mackenzie.

         90. Amendment to Employment Agreement, dated May 14, 2004, by and between Hello Design, LLC and David Lai.

         91. Amendment to Employment Agreement, dated May 14, 2004, by and between Hello Design, LLC and Hiro Niwa.

         92. Non-Solicitation/Non-Servicing Agreement, dated May 14, 2004, among Hello Design, LLC, Hello Acquisition Inc., MDC Partners Inc. and David Lai.

         93. Non-Solicitation/Non-Servicing Agreement, dated May 14, 2004, among Hello Design, LLC, Hello Acquisition Inc., MDC Partners Inc. and Hiro Niwa.

         94. Letter Agreement, dated June 18, 2004, by and between Banjo, LLC and Ron Walter.

         95. Letter Agreement, dated June 18, 2004, by and between Banjo, LLC and Pat Madden.

         96. Employment Agreement, dated April 29, 2004, by and between Mono Advertising LLC and James Scott.

         97. Non-Solicitation/Non-Servicing Agreement, dated April 29, 2004, by and among James Scott, Mono Advertising LLC, MDC/KBP Acquisition Inc. and MDC Partners Inc.

         98. Employment Agreement, dated April 29, 2004, by and between Mono Advertising LLC and Michael Hart.

         99. Non-Solicitation/Non-Servicing Agreement, dated April 29, 2004, by and among Michael Hart, Mono Advertising LLC, MDC/KBP Acquisition Inc. and MDC Partners Inc.

         100. Employment Agreement, dated April 29, 2004, by and between Mono Advertising LLC and Chris Lange.

         101. Non-Solicitation/Non-Servicing Agreement, dated April 29, 2004, by and among Chris Lange, Mono Advertising LLC, MDC/KBP Acquisition Inc. and MDC Partners Inc.

                                     S-23-6

         102. Employment Agreement, dated May 27, 2004, by and between Bruce Mau Design Inc. and Bruce Mau.

         103. Incentive Compensation Award Agreement, dated as of September 22, 2004, by and between CPB and Thomas Birk.

         104. Incentive Compensation Award Agreement, dated as of September 22, 2004, by and between CPB and James Poh.

         105. Incentive Compensation Award Agreement, dated as of September 22, 2004, by and between CPB and Andrew Keller.

         106. Incentive Compensation Award Agreement, dated as of September 22, 2004, by and between CPB and Laura Bowles.

         107. Incentive Compensation Award Agreement, dated as of September 22, 2004, by and between CPB and Eric Lear.


Canadian Agreements

         1. Employment Agreement, dated December 1, 2002, by and between Allard Johnson Communications Inc. and Terry Johnson.

         2. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Anthony Battaglia.

         3. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Doron Woticky.

         4. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Yuri Kovar.

         5. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Tim Herbert.

         6. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Richard Brott.

         7. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Vito Laudadio.

         8. Employment Agreement, dated June 6, 1997, by and between Allard Johnson Communications Inc. and Mario Daigle.

         9. Employment Agreement, dated December 6, 1999, by and between Allard Johnson Communications Inc. and Claude Lepine.

         10. Employment Agreement, dated December 6, 1999, by and between Allard Johnson Communications Inc. and Andre Blanchard.


                                     S-23-7

         11. Employment Agreement, dated December 6, 1999, by and between Allard Johnson Communications Inc. and Maria Spensieri.

         12. Employment Agreement, dated December 6, 1999, by and between Allard Johnson Communications Inc. and Robert DesLauriers.

         13. Employment Agreement, dated December 6, 1999, by and between Allard Johnson Communications Inc. and Luc Paquette.

         14. Employment Agreement, dated September 19, 2001 (expired August 31, 2004), by and between Allard Johnson Communications Inc. and Barry Campbell.

         15. Employment Agreement, dated September 19, 2001 (expired August 31, 2004), by and between Allard Johnson Communications Inc. and Connie MacEachern.

         16. Employment Agreement, dated April 1, 2001, by and between Ambrose Carr Linton Carroll Inc. and Esme Carroll.

         17. Employment Agreement, dated March 29, 1996, by and between Ambrose Carr Linton Carroll Inc. and Stephen Conover.

         18. Employment Agreement, dated May 11, 1983, by and between Ambrose Carr Linton Carroll Inc. and Stephen So.

         19. Employment Agreement, dated January 1, 2003, by and between Accumark Promotions Group Inc. and Tom Green.

         20. Employment Agreement, dated January 1, 2003, by and between Accumark Promotions Group Inc. and David Sharpe.

         21. Employment Agreement, dated January 1, 2003, by and between Accumark Promotions Group Inc. and David Peres.

         22. Employment Agreement, dated January 1, 2001, by and between 656712 Ontario Limited and Greg Berube.

         23. Employment Agreement, dated January 1, 1998, by and between Bryan Mills Group Ltd. and Nancy Ladenheim.

         24. Employment Agreement, dated September 25, 2001, by and between Veritas Communications Inc. and Beverley Hammond

         25. Employment Agreement, dated January 1, 2002 by and between Integrated Healthcare Communications Inc. and Sheila Rivest

         26. Management Agreement, dated November 1, 1997 by and between MDC Partners Inc. and Nadal Financial Corp.("NFC"). NFC has subsequently assigned a portion of its rights to each of Amadeus Capital Corporation and Stallion Investments Ltd.

         27. Employment Agreement, dated August 25, 2004 by and between MDC Partners Inc. and Steve Berns


                                     S-23-8

         28. Employment Agreement, dated May 24, 2000 by and between MDC Partners Inc. and Walter Campbell.

         29. Employment Agreement, dated October 2, 2000 by and between MDC Partners Inc. and Robert Dickson.

         30. Employment Agreement, dated October 1, 2002, by and between MDC Partners Inc. and Graham Rosenberg.

         31. Employment Agreement, dated July 10, 2000 by and between Maxxcom Inc. (Canada) and Glenn Gibson.

         32. Employment Agreement, dated July 10, 2000 by and between Maxxcom Inc. (Canada) and Glenn Gibson.


                                     S-23-9

                                                               EXHIBIT A-1

                    [Form of Canadian Revolving Credit Note]


                                PROMISSORY NOTE
                      (Canadian Revolving Credit Advances)


U.S. $_____________                                        ________ __, 2004


                  FOR VALUE RECEIVED, [MDC PARTNERS INC., a Canadian corporation] [MAXXCOM INC., an Ontario corporation] (the "Payor"), hereby promises to pay to __________________ (the "Lender"), for account of its Applicable Lending Office provided for by the Credit Agreement as defined below, at the principal office of JPMorgan Chase Bank, Toronto Branch, 200 Bay Street, Royal Bank Plaza, South Tower, Suite 1800, Toronto Ontario M5J 2J2, Canada, the principal sum of [___________] U.S. Dollars (U.S. $[___________]) (or such lesser amount as shall equal the aggregate unpaid principal amount of each Canadian Revolving Credit Advance made by the Lender to the Payor under the Credit Agreement), in immediately available funds, on the dates, in the Currency in which each Canadian Revolving Credit Advance is made and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Canadian Revolving Credit Advance, at such office, in like money and funds, for the period commencing on the date of such Canadian Revolving Credit Advance to but excluding the date such Canadian Revolving Credit Advance shall be paid in full, at the rates per annum, in the Currency and on the dates provided in the Credit Agreement.

                  The date, amount, Type, Currency, interest rate and duration of Interest Period (if applicable) of each Canadian Revolving Credit Advance made by the Lender to the Payor, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Payor to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Canadian Revolving Credit Advances made by the Lender to the Payor.

                  This Note is one of the Canadian Revolving Credit Notes referred to in the Credit Agreement dated as of September [__], 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrowers (including the Payor), the Lenders party thereto (including the Lender) and JPMorgan Chase Bank, as U.S. Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent, and evidences Canadian Revolving Credit Advances made thereunder by the Lender to the Payor. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of the Canadian Revolving Credit Advances upon the terms and conditions specified therein.

                  Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the Payor has caused this Note to be duly executed by its authorized officer as of the day and year first above written.



                                                [MDC PARTNERS INC.]
                                                [MAXXCOM INC.]


                                                By:_________________________
                                                   Name:
                                                   Title:

                 SCHEDULE OF CANADIAN Revolving Credit Advances

                  This Note evidences Canadian Revolving Credit Advances made under the within-described Credit Agreement to the Payor, on the dates, in the principal amounts and Currency, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments and prepayments of principal set forth below:

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------
                                                                                  Amount of
               Principal                                          Duration of     Principal      Unpaid
               Amount of     Currency of  Type of     Interest      Interest       Paid or      Principal     Notation
 Date Made     Advance       Advance      Advance       Rate        Period        Prepaid       Balance      Made By
------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

------------- ------------- ------------- ----------- ----------- ------------- -------------- ------------ -------------

                                                               EXHIBIT A-2

                      [Form of U.S. Revolving Credit Note]


                                PROMISSORY NOTE
                        (U.S. Revolving Credit Advances)


U.S. $_____________                                        ________ __, 2004


                  FOR VALUE RECEIVED, MAXXCOM INC., a Delaware corporation (the "Payor"), hereby promises to pay to __________________ (the "Lender"), for account of its Applicable Lending Office provided for by the Credit Agreement as defined below, at the principal office of JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, the principal sum of [___________] U.S. Dollars (U.S. $[___________]) (or such lesser amount as shall equal the aggregate unpaid principal amount of each U.S. Revolving Credit Advance made by the Lender to the Payor under the Credit Agreement), in immediately available funds in U.S. Dollars, on the dates, and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such U.S. Revolving Credit Advance, at such office, in like money and funds, for the period commencing on the date of such U.S. Revolving Credit Advance to but excluding the date such U.S. Revolving Credit Advance shall be paid in full, at the rates per annum, on the dates provided in the Credit Agreement.

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each U.S. Revolving Credit Advance made by the Lender to the Payor, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Payor to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the U.S. Revolving Credit Advances made by the Lender to the Payor.

                  This Note is one of the U.S. Revolving Credit Notes referred to in the Credit Agreement dated as of September [__], 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrowers (including the Payor), JPMorgan Chase Bank, as U.S. Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent, and evidences U.S. Revolving Credit Advances made thereunder by the Lender to the Payor. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of the U.S. Revolving Credit Advances upon the terms and conditions specified therein.

                  Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the Payor has caused this Note to be duly executed by its authorized officer as of the day and year first above written.



                                                MAXXCOM INC.


                                                By:_________________________
                                                   Name:
                                                   Title:

                   SCHEDULE OF U.S. Revolving Credit Advances

                  This Note evidences U.S. Revolving Credit Advances made under the within-described Credit Agreement to the Payor, on the dates and in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments and prepayments of principal set forth below:

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------
                                                                           Amount of
                 Principal                                                 Principal        Unpaid
                 Amount of      Type of      Interest      Duration of       Paid or        Principal      Notation
 Date Made        Advance       Advance        Rate     Interest Period     Prepaid         Balance        Made By
-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------
-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

-------------- -------------- ------------- ----------- ---------------- --------------- -------------- --------------

                                                               EXHIBIT B-1

                 [Form of Notice of Revolving Credit Borrowing]

                      NOTICE OF REVOLVING CREDIT BORROWING

                                                          [________], 200[_]


[JPMorgan Chase Bank,
  as U.S. Administrative Agent for the
  Lenders party to the Credit Agreement
  referred to below
270 Park Avenue
New York, NY 10017]

[JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent for the
  Lenders party to the Credit Agreement referred to below
200 Bay Street, Royal Bank Plaza
South Tower, Suite 1800
Toronto Ontario M5J 2J2
Canada] (1)

Attention:

Ladies and Gentlemen:

                  The undersigned refers to the Credit Agreement dated as of September [__], 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between MDC Partners Inc., a Canadian corporation, Maxxcom Inc., an Ontario corporation, Maxxcom Inc., a Delaware corporation, the Lenders party thereto, JPMorgan Chase Bank, in its capacity as U.S. Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, Toronto Branch, in its capacity as Canadian Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                  The undersigned hereby requests a [Canadian] [U.S.] Revolving Credit Borrowing under the Credit Agreement (the "Proposed Borrowing"), as follows:

                  (1) The Business Day of the Proposed Borrowing is ___________
                      __, 200_.

__________________________________

(1)      Borrowing notices to be addressed to the applicable
         Administrative Agent.

                  (2) The Proposed Borrowing is to be comprised of [U.S. Base
                      Rate Advances] [Eurodollar Rate Advances] [Canadian Base Rate Advances] [Bankers' Acceptance Advances] [Canadian Prime Rate Advances].

                  (3) The aggregate amount of the Proposed Borrowing is [U.S.
                      $__________] [Cdn $______].(2)

                  (4) The account of the undersigned to which the proceeds of the Proposed Borrowing are to be made available is as follows:

                      Bank Name:                _______________________
                      Bank Address:             _______________________
                      ABA Number:               _______________________
                      Account Number:           _______________________
                      Attention:                _______________________
                      Reference:                _______________________

                 [(5) The initial Interest Period of the Proposed Borrowing is
                      ________ month[s].](3)

                  The undersigned hereby represents and warrants that:

                  (a) the representations and warranties contained in Article V of the Credit Agreement, and in each of the other Loan Documents, are complete and correct (i) if such representation and warranty is by its terms limited by the word "material" or "materiality", in all respects and (ii) otherwise, in all material respects, on and as of the date of such Proposed Borrowing, before and after giving effect to such Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                  (b) after giving effect to such Proposed Borrowing and after giving effect to the application of the proceeds therefrom, no Default has occurred and is continuing; and

                  (c) the Total Debt Ratio is not in excess of 2.5 to 1 as of the date of such Proposed Borrowing, before and after giving effect to such Proposed Borrowing and to the application of proceeds therefrom [(provided that, for purposes of determining such ratio for this purpose, all


__________________________________

(2) Insert an amount not less than (i) U.S. $5,000,000 (in the case of a Eurodollar Rate Advance to a U.S. Borrower), (ii) U.S. $5,000,000 (in the case of a Eurodollar Rate Advance to a Canadian Borrower), (iii) U.S. $1,000,000 (in the case of U.S. Base Rate Advances) and (iv) U.S. $1,000,000 or Cdn $1,000,000 (in the case of Canadian Base Rate Advances and Canadian Prime Rate Advances), or in each case a multiple of U.S. $1,000,000 or Cdn $1,000,000, as applicable, in excess thereof.

(3)      To be inserted for a Borrowing consisting of Eurodollar Rate Advances.

Swingline Advances have been excluded from Total Debt as a result of the proviso set forth in Section 4.02(c) of the Credit Agreement](4).


                               Very truly yours,

                               [MDC PARTNERS INC.]
                               [MAXXCOM INC.]
                               [MAXXCOM INC.]



                               By:___________________________
                                  Name:
                                  Title:




__________________________________

(4)      Insert only if the conditions set forth in the proviso in
         Section 4.02(c) of the Credit Agreement have been satisfied.

                                                               EXHIBIT B-2

                    [Form of Notice of Swingline Borrowing]

                         NOTICE OF SWINGLINE BORROWING

                                                         [________], 200[_]


JPMorgan Chase Bank,
  as U.S. Administrative Agent for the
  Lenders party to the Credit Agreement
  referred to below
270 Park Avenue
New York, NY 10017]

Attention:

Ladies and Gentlemen:

                  The undersigned refers to the Credit Agreement dated as of September [__], 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between MDC Partners Inc., a Canadian corporation, Maxxcom Inc., an Ontario corporation, Maxxcom Inc., a Delaware corporation, the Lenders party thereto, JPMorgan Chase Bank, in its capacity as U.S. Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, Toronto Branch, in its capacity as Canadian Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                  The undersigned hereby requests a U.S. Swingline Advance under the Credit Agreement (the "Proposed Borrowing"), as follows:

                  (1) The Business Day of the Proposed Borrowing is ___________
                      __, _____.

                  (2) The aggregate amount of the Proposed Borrowing is U.S.
                      $__________.

                  (3) The account of the undersigned to which the proceeds of the Proposed Borrowing are to be made available is as follows:

                      Bank Name:                _______________________
                      Bank Address:             _______________________
                      ABA Number:               _______________________
                      Account Number:           _______________________
                      Attention:                _______________________
                      Reference:                _______________________

                  The undersigned hereby represents and warrants that:

                  (a) the representations and warranties contained in Article V of the Credit Agreement, and in each of the other Loan Documents, are complete and correct (i) if such representation and warranty is by its terms limited by the word "material" or "materiality", in all respects and (ii) otherwise, in all material respects, on and as of the date of such Proposed Borrowing, before and after giving effect to such Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                  (b) after giving effect to such Proposed Borrowing and after giving effect to the application of the proceeds therefrom, no Default has occurred and is continuing; and

                  (c) the Total Debt Ratio is not in excess of 2.5 to 1 as of the date of such Proposed Borrowing, before and after giving effect to such Proposed Borrowing and to the application of proceeds therefrom [(provided that, for purposes of determining such ratio for this purpose, all Swingline Advances have been excluded from Total Debt as a result of the proviso set forth in Section 4.02(c) of the Credit Agreement](5).


                              Very truly yours,

                              [MDC PARTNERS INC.]
                              [MAXXCOM INC.]


                               By:___________________________
                                  Name:
                                  Title:



__________________________________

(5)      Insert only if applicable.

                                                                   EXHIBIT C

                      [Form of Assignment and Assumption]


                           ASSIGNMENT AND ASSUMPTION


                  This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

                  For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement, Loan Documents and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, Loan Documents and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:                      ______________________________

2.       Assignee:                      ______________________________
                                        [and is an Affiliate/Approved Fund
                                        of [identify Lender](6)]

__________________________________

(6)      Select as applicable.

3. Borrowers: MDC Partners Inc., Maxxcom Inc., a Canadian corporation and Maxxcom Inc., a Delaware corporation.

4. Administrative Agent: JPMorgan Chase Bank, as U.S. Administrative Agent under the Credit Agreement

5.       Credit Agreement:              The U.S. $100,000,000 Credit
                                        Agreement dated as of September
                                        [__], 2004 among the Borrowers, the
                                        Lenders party thereto, JPMorgan Chase
                                        Bank, as U.S. Administrative Agent and
                                        Collateral Agent, and JPMorgan Chase
                                        Bank, Toronto Branch, as Canadian
                                        Administrative Agent

6.       Assigned Interest:

------------------------------ ----------------------------- ----------------------------- ---------------------------
Facility Assigned(7)               Aggregate Amount of        Amount of Commitment/           Percentage Assigned of
                                 Commitment/Loans for all        Loans Assigned                Commitment/Loans(8)
                                         Lenders
------------------------------ ----------------------------- ----------------------------- ---------------------------
                               $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------
                               $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------
                               $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]



__________________________________

(7) Fill in the Commitments ("Canadian Revolving Commitment" or "U.S. Revolving Commitment") under the Credit Agreement that are being assigned under this Assignment.

(8) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                    ASSIGNOR

                                    [NAME OF ASSIGNOR]


                                    By:______________________________
                                       Name:
                                       Title:


                                    ASSIGNEE

                                    [NAME OF ASSIGNEE]


                                    By:______________________________
                                       Name:
                                       Title:


Consented to and Accepted:

JPMORGAN CHASE BANK,
  as U.S. Administrative Agent


By:_________________________________
   Name:
   Title:


JPMORGAN CHASE BANK,
  as Canadian Administrative Agent


By:_________________________________
   Name:
   Title:

[SWINGLINE LENDER](9)


By:________________________________
   Name:
   Title:


[ISSUING BANK](10)


By:________________________________
   Name:
   Title:


[Consented to:](11)

MDC PARTNERS INC.


By:________________________________
   Name:
   Title:



__________________________________

(9)      To be added only if the consent of the Swingline Lender is required by
         Section 11.06(a) of the Credit Agreement.

(10)     To be added only if the consent of the Issuing Bank is required by
         Section 11.06(a) of the Credit Agreement.

(11)     To be added only if the consent of MDC Partners Inc. is required by
         Section 11.06(a) of the Credit Agreement.

                                                               ANNEX 1

                       STANDARD TERMS AND CONDITIONS FOR
                           ASSIGNMENT AND ASSUMPTION

                  1. Representations and Warranties.

                  1.1 Assignor. The Assignor (a) represents and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

                  1.2. Assignee. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.09 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agents or any other Lender, and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                  2. Payments. From and after the Effective Date, the applicable Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                  3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                                                               EXHIBIT D

                     [Form of Canadian Security Agreement]

                                [To Be Attached]

                                                               EXHIBIT E-1

                   [Form of Guarantee and Security Agreement]


                                [To be Attached]

                                                               EXHIBIT E-2

                    [Form of Guarantee Assumption Agreement]


                         GUARANTEE ASSUMPTION AGREEMENT

                  GUARANTEE ASSUMPTION AGREEMENT dated as of ________ __, 200[_] by [NAME OF ADDITIONAL GUARANTOR], a ________ [corporation] (the "Additional Guarantor"), in favor of JPMORGAN CHASE BANK, as Collateral Agent for the financial institutions or entities party as "Lenders" to the Credit Agreement referred to below.

                  MDC Partners Inc., a Canadian corporation, Maxxcom Inc., an Ontario corporation, Maxxcom Inc., a Delaware corporation, the Lenders party thereto, JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent, and the Collateral Agent are parties to a Credit Agreement dated as of September [__], 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as defined therein.

                  Pursuant to Section 6.11(a) of the Credit Agreement, the Additional Guarantor hereby agrees to become a "Guarantor" for all purposes of the Guarantee and Security Agreement and a "Securing Party" for all purposes of the [specify relevant Security Document] (and hereby supplements Annexes 1 through 9 to the [Guarantee and Security Agreement] as specified in Appendix A hereto). Without limiting the foregoing, the Additional Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in the Guarantee and Security Agreement) in the same manner and to the same extent as is provided in
Section 3 of the Guarantee and Security Agreement. In addition, the Additional Guarantor hereby (i) makes the representations and warranties set forth in
Section 2 of the [Guarantee and Security Agreement] and Section 5 of the Credit Agreement, in each case, with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement and (ii) agrees to execute and deliver to the Collateral Agent such other agreements, instruments and documents as shall be reasonably requested by the Collateral Agent in accordance with the requirements of said Section 6.11.

                  The Additional Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 6.11 of the Credit Agreement to the Lenders, the Collateral Agent and the Administrative Agents.

                  IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                    [NAME OF ADDITIONAL GUARANTOR]



                                    By:_____________________
                                       Name:
                                       Title:


Accepted and agreed:

JPMORGAN CHASE BANK,
  as Collateral Agent


By:_____________________
   Name:
   Title:

                                                               Appendix A

                  SUPPLEMENTS TO ANNEXES TO SECURITY AGREEMENT
Supplement to Annex 1:


                  [to be completed]

Supplement to Annex 2:


                  [to be completed]

Supplement to Annex 3:


                  [to be completed]

Supplement to Annex 4:


                  [to be completed]

Supplement to Annex 5:


                  [to be completed]

Supplement to Annex 6:


                  [to be completed]

Supplement to Annex 7:


                  [to be completed]

Supplement to Annex 8:


                  [to be completed]

Supplement to Annex 9:


                  [to be completed]